Exhibit 10.1

EXECUTION VERSION

MONDELĒZ INTERNATIONAL HOLDINGS LLC

ACORN HOLDINGS B.V.

CHARGER TOP HOLDCO B.V.

AND

CHARGER OPCO B.V.

GLOBAL CONTRIBUTION AGREEMENT

(EXCLUDING FRANCE)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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33.	Governing Law	74

34.	Arbitration	74

35.	Jurisdiction	75

36.	Counterparts	75

37.	CHARGER OPCO	75

Schedule 1 MDLZ Transferred Assets		76

Part A : MDLZ Contracts		76

Part B : MDLZ Property		77

Part C : MDLZ IP Rights		78

Schedule 2 Acorn Transferred Shares		80

Part A : Acorn Transferred Companies		80

Part B : Acorn Material Property		81

Schedule 3 Assumed Liabilities		83

Part A : Assumed MDLZ Liabilities		83

Part B : Assumed Acorn Liabilities		85

Schedule 4 Retained Assets and Liabilities		86

Part A : Retained MDLZ Assets		86

Part B : Retained MDLZ Liabilities		87

Part C : Retained Acorn Liabilities		88

Schedule 5 Mechanics for Consideration Adjustments		89

Part A : MDLZ Unaudited EBITDA Statement		89

Part B : Preparation of MDLZ 2013 Audited Accounts and 2013 Audited EBITDA		90

Part C : Pro-Forma MDLZ Audited EBITDA Statement		91

Part D : Preparation of Closing Accounts and Closing Statement		92

Part E : Acorn Closing Accounts		96

Part F : MDLZ Closing Accounts		98

Part G : Acorn Closing Statement		100

Part H : Acorn Closing Statement		101

Part I : Acorn Accounting Policies		102

Part J : MDLZ Accounting Policies		104

Schedule 6 Apportionment of Consideration		107

Schedule 7 Action Pending Closing		110

Part A : Obligations of each Partner		110

Part B : MDLZ Obligations		115

Part C : Acorn Obligations		116

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Schedule 8 Closing Requirements	117

Part A MDLZ’s Obligations	117

Part B : Acorn’s Obligations	119

Part C : The Company’s Obligations	121

Schedule 9 Warranties	123

Part A : Mutual Warranties	128

Part B : MDLZ Warranties	139

Part C : Acorn Warranties	141

Part D : Charger Warranties	142

Part E : Partner Warranties	143

Schedule 10 Limitations on Liability	144

Schedule 11 Closing Adjustment For Pensions Items	149

Schedule 12 Estimates List	163

Schedule 13 Transfer of MDLZ Properties	164

Schedule 14 Cost Sharing Provisions	171

Part A : Shared Costs	171

Part B : Excluded Costs	175

Part C : Sample Financing Costs	176

Schedule 15 Example Obligations to Contract Counterparties	177

Schedule 16 MDLZ Accounts	178

Part A : MDLZ Coffee P&L	178

Part B : MDLZ Coffee Net Asset Statement	179

Schedule 17 The French Offer	180

Schedule 18 Definitions and Interpretation	185

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Agreed Form Documents

1.	MDLZ Macro Plans (including the MDLZ HR Steps Plans)

2.	Acorn Macro Plan

3.	Consideration Note Principles

4.	IP Assignment

5.	Acorn IP Assignment

6.	IP Transfer Assignment

7.	Company Trade Mark Licence

8.	New MDLZ Trade Mark Licence

9.	Trade Mark Co-existence Agreement

10.	Transitional Services Agreement

11.	Shareholders’ Resolution

12.	Articles

13.	Capex Schedule (for MDLZ)

14.	Capex Schedule (for Acorn)

15.	Estimated Shared Cost Budget

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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THIS AGREEMENT is made on          May 2014

AMONG:

(1)	MONDELĒZ INTERNATIONAL HOLDINGS LLC, a limited liability company incorporated in the State of Delaware, with its registered office at Three Parkway North, Deerfield, IL 60015, United States of America (“MDLZ”);

(2)	ACORN HOLDINGS B.V., a private limited company incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 57582041 (“Acorn”);

(3)	CHARGER TOP HOLDCO B.V., a private company with limited liability incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 60612568 (the “Company”); and

(4)	CHARGER OPCO B.V., a private company with limited liability incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 60551720 (“Charger OpCo”).

INTRODUCTION:

(A)	MDLZ and Acorn have agreed to combine the MDLZ Group’s coffee business (excluding the MDLZ Group’s coffee business in France) and the Acorn Group’s entire coffee business.

(B)	MDLZ and Acorn are entering into this Agreement in order to set out their rights and obligations in connection with the combination and the transfer of the relevant parts of their respective businesses to the Company as a vehicle for that combination.

IT IS AGREED as follows:

1.	INTERPRETATION AND THE COMPANY

1.1	Words and expressions defined in this Agreement shall have the meanings given to them in schedule 18.

1.2	Prior to and at Closing, Acorn shall ensure that the Company complies with all of its obligations under this Agreement and gives full effect to the terms of this Agreement and the rights and obligations of the parties as set out in this Agreement.

1.3	Following Closing, each Partner shall exercise its voting rights and other rights as a shareholder of the Company (and shall use its best endeavours to procure that any directors of the Company appointed by it shall exercise their voting rights) in order to procure (insofar as it is able to do so through the exercise of such rights) that the Company complies with all of its obligations under this Agreement and gives full effect to the terms of this Agreement and the rights and obligations of the parties as set out in this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	SALE, CONTRIBUTION, PURCHASE AND ASSUMPTION

2.1	MDLZ agrees to:

2.1.1	contribute (and procure the contribution of) full legal and beneficial title to the MDLZ Contributed Assets to the Company (or to the Charger Group Company designated in the MDLZ Macro Plans as receiving such assets) at Closing, in each case free from any Encumbrances; and

2.1.2	sell (and procure the sale of) full legal and beneficial title to the MDLZ Sale Assets to the Company (or to the Charger Group Company designated in the MDLZ Macro Plans as receiving such assets) at Closing, in each case free from any Encumbrances.

2.2	Acorn agrees to:

2.2.1	contribute (and procure the contribution of) full legal and beneficial title to the Acorn Contributed Shares to the Company (or to the Charger Group Company designated in the Acorn Macro Plan as receiving such shares) at Closing, in each case free from any Encumbrances;

2.2.2	sell (and procure the sale of) full legal and beneficial title to the Acorn Sale Shares to the Company (or to the Charger Group Company designated in the Acorn Macro Plan as receiving such shares) at Closing, in each case free from any Encumbrances; and

2.2.3	sell (and procure the sale of) full legal and beneficial title to the Acorn Transferred Assets to the Company (or to the Charger Group Company designated in the Acorn Macro Plan as receiving such assets) at Closing, in each case free from any Encumbrances and in the manner contemplated in clause 20.

2.3	At Closing, the Company shall (or shall procure that the relevant Charger Group Companies shall):

2.3.1	accept the contribution of all of the Contributed Assets;

2.3.2	purchase all of the Sale Assets; and

2.3.3	assume liability for all of the Assumed MDLZ Liabilities and the Assumed Acorn Liabilities.

2.4	Each of the parties shall procure that the contributions of all of the Contributed Assets and sales and purchases of all of the Sale Assets pursuant to this Agreement shall be made (directly or indirectly) to Charger Group Companies that are Charger OpCo or any of its direct or indirect wholly-owned subsidiaries.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	CONSIDERATION

Consideration Amount

3.1	The aggregate consideration payable by the Company for the Transferred Assets (including any payments to be made pursuant to clauses 3.4 to 3.16) (the “Consideration”) is set out in clauses 3.2 and 3.3, in each case as adjusted pursuant to clause 4.

3.2	The consideration payable to MDLZ (and other Retained MDLZ Group Companies) in respect of the MDLZ Transferred Assets is:

3.2.1	the payment in cash (in accordance with clauses 3.4 to 3.16) of the amount of the MDLZ Cash Payment by the Company (and any other Charger Group Companies designated as making cash payments at Closing in the MDLZ Macro Plans) to MDLZ (and to the Retained MDLZ Group Companies designated as receiving such payments in the MDLZ Macro Plans); and

3.2.2	the allotment and issue by the Company of the MDLZ Consideration Shares to MDLZ (and to the Retained MDLZ Group Companies designated as receiving such shares in the MDLZ Macro Plans).

3.3	The consideration payable to Acorn (and other Retained Acorn Group Companies) in respect of the Acorn Transferred Shares and the Acorn Transferred Assets is:

3.3.1	the payment in cash (in accordance with clauses 3.4 to 3.16) of the amount of the Acorn Cash Payment by the Company (and any other Charger Group Companies designated as making cash payments at Closing in the Acorn Macro Plan) to Acorn (and to the Retained Acorn Group Companies designated as receiving such payments in the Acorn Macro Plan); and

3.3.2	the allotment and issue by the Company of the Acorn Consideration Shares to Acorn (and to the Retained Acorn Group Companies designated as receiving such shares in the Acorn Macro Plan).

Initial Cash Payments

3.4	At Closing, the Company shall pay (or shall procure that Charger Group Companies together pay):

3.4.1	the Initial MDLZ Cash Payment to one or more Retained MDLZ Group Companies as MDLZ directs in writing (provided it is in a manner consistent with the allocation of Consideration pursuant to the procedure set out in schedule 6) in accordance with paragraph 1.1 of part C of schedule 8; and

3.4.2	the Initial Acorn Cash Payment to one or more Retained Acorn Group Companies as Acorn directs in writing (provided it is in a manner consistent with the allocation of Consideration pursuant to the procedure set out in schedule 6) in accordance with paragraph 1.2 of part C of schedule 8.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Deferred MDLZ Cash Payment

3.5	The Company shall pay (or shall procure that Charger Group Companies together pay) the Deferred MDLZ Cash Payment to one or more Retained MDLZ Group Companies as MDLZ directs in writing (provided it is in a manner consistent with the allocation of Consideration pursuant to the procedure set out in schedule 6) on the first Business Day after the first anniversary of the Closing Date.

MDLZ Adjustment Payment

3.6	No later than the fifth Business Day prior to the Closing Date, MDLZ shall deliver to Acorn a calculation (the “MDLZ Calculation Notice”) setting out the amount of any MDLZ Formation Tax Liability that either:

3.6.1	has been incurred by the Retained MDLZ Group Companies at that date; or

3.6.2	MDLZ expects (acting reasonably and in good faith) to be incurred by the Retained MDLZ Group Companies after that date,

and calculating the MDLZ Adjustment Payment by reference to these Tax Liabilities. All amounts in the MDLZ Calculation Notice shall be shown in USD. For these purposes, where a relevant Tax Liability is (or will be) determined by the relevant Taxing Authority in a currency other than USD, that Tax Liability shall be translated into USD at the closing mid-point USD spot rate applicable to that amount in that non-USD currency at close of business in London on the last Business Day of the month immediately preceding the month in which the MDLZ Calculation Notice is delivered.

3.7	Subject to clause 3.11, if:

3.7.1	a Retained MDLZ Group Company incurs a MDLZ Non-Trademark Formation Tax Liability; and

3.7.2	the amount of that MDLZ Non-Trademark Formation Tax Liability plus the amount of the Relevant Paid MDLZ Taxes at the date of payment exceeds [ * * * ],

the Company shall pay (or shall procure that Charger Group Companies together pay) to one or more Retained MDLZ Group Companies as MDLZ directs in writing (provided it is in a manner consistent with the allocation of Consideration pursuant to the procedure set out in schedule 6 and provided that MDLZ provides reasonable evidence that it incurred the MDLZ Non-Trademark Formation Tax Liability), as part of, and subject to the limitation set forth in clause (a) of the definition of MDLZ Adjustment Payment on the amount of MDLZ Non-Trademark Formation Tax Liabilities that may form a part of, the MDLZ Adjustment Payment, an amount in cash equal to that MDLZ Non-Trademark Formation Tax Liability (or, if the payment of that MDLZ Non-Trademark Formation Tax Liability was the first payment to trigger a payment under this clause 3.7 or under clause 3.8, the amount of the excess referred to in clause 3.7.2).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.8	Subject to clause 3.11, if:

3.8.1	a Retained MDLZ Group Company incurs a Trademark Tax Liability; and

3.8.2	50% of the amount of that Trademark Tax Liability plus the amount of the Relevant Paid MDLZ Taxes at the date of payment exceeds [ * * * ],

the Company shall pay (or shall procure that Charger Group Companies together pay) to one or more Retained MDLZ Group Companies as MDLZ directs in writing (provided it is in a manner consistent with the allocation of Consideration pursuant to the procedure set out in schedule 6 and provided that MDLZ provides reasonable evidence that it incurred the Trademark Tax Liability), as part of, and subject to the limitation set forth in clause (b) of the definition of MDLZ Adjustment Payment on the amount of Trademark Tax Liabilities that may form a part of, the MDLZ Adjustment Payment, an amount in cash equal to one half of that Trademark Tax Liability (or, if the payment of that Trademark Tax Liability was the first payment to trigger a payment under clause 3.7 or under this clause 3.8, the amount of the excess referred to in clause 3.8.2).

3.9	All payments made pursuant to clauses 3.7 and 3.8 shall be made on the later of:

3.9.1	the date that is 120 days after the Retained MDLZ Group Company incurs the relevant Tax Liability (or, if that day is not a Business Day, the next Business Day); and

3.9.2	the first Business Day after the first anniversary of the Closing Date.

3.10	For the avoidance of doubt, no further payments shall be made pursuant to clauses 3.7 or 3.8 after the total amount paid pursuant to those clauses equals the amount of the MDLZ Adjustment Payment.

3.11	If the payments made to Retained MDLZ Group Companies pursuant to clauses 3.7 and 3.8 within 30 months after Closing are, in aggregate, less than the amount of the MDLZ Adjustment Payment:

3.11.1	no further payments will be made pursuant to clauses 3.7 and 3.8; and

3.11.2	the amount of the MDLZ Adjustment Payment shall be treated for the purposes of this Agreement and all other Transaction Documents as the amount of cash actually paid to Retained MDLZ Group Companies pursuant to clauses 3.7 and 3.8 as of such date.

3.12	For the purposes of clauses 3.7 and 3.8:

3.12.1	“Relevant Paid MDLZ Taxes” means, at any given time, (a) the amount of all MDLZ Non-Trademark Formation Tax Liabilities already incurred by the Retained MDLZ Group plus (b) one half of the amount of all Trademark Tax Liabilities already incurred by the Retained MDLZ Group; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.12.2	any Tax Liability to be taken into account for the purposes of the calculations in clauses 3.7 and 3.8 where that Tax Liability is determined by the relevant Taxing Authority in a currency other than USD, that Tax Liability shall be translated into USD at the closing mid-point USD spot rate applicable to that amount in that non-USD currency at close of business in London on the day on which the Retained MDLZ Group Company is obliged to pay that Tax Liability.

Deferred Acorn Cash Payment

3.13	No later than the fifth Business Day prior to the Closing Date, Acorn shall deliver to MDLZ a calculation (the “Acorn Calculation Notice”) setting out:

3.13.1	the amount of any Acorn Scheduled Global Transaction Tax Liability that either has been incurred at that date or that Acorn expects (acting reasonably and in good faith) to be incurred after that date;

3.13.2	the amount of any Dutch Degrouping Tax Liabilities that either has been incurred at that date or that Acorn expects (acting reasonably and in good faith) to be incurred after that date; and

3.13.3	Acorn’s estimate (acting reasonably and in good faith) of the amount of the unamortized balance of the Deferred Tax Assets as at 31 December in the calendar year in which Closing is to occur,

and calculating the Deferred Acorn Cash Payment by reference to these Tax Liabilities. All amounts in the Acorn Calculation Notice shall be shown in Euro. For these purposes, where a relevant Tax Liability is (or will be) determined by the relevant Taxing Authority in a currency other than Euro, that Tax Liability shall be translated into Euro at the closing mid-point Euro spot rate applicable to that amount in that non-Euro currency at close of business in London on the last Business Day of the month immediately preceding the month in which the Acorn Calculation Notice is delivered.

3.14	The Company shall pay (or shall procure that Charger Group Companies together pay) the Deferred Acorn Cash Payment to one or more Retained Acorn Group Companies as Acorn directs in writing (provided it is in a manner consistent with the allocation of Consideration pursuant to the procedure set out in schedule 6) on the first Business Day after the first anniversary of the Closing Date.

Account Details

3.15	All payments made pursuant to clauses 3.7 to 3.14 shall be made by transfer of funds for same day value to such account as shall have been notified to the Company by MDLZ or Acorn (as the case may be) at least five Business Days before the scheduled date for payment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Consideration Notes

3.16	If, notwithstanding clause 9.5, the Charger Group does not have available cash resources at Closing to make the full amount of the Initial MDLZ Cash Payment, the Initial Acorn Cash Payment and the Cost Reimbursement Payments (in each case to the extent not set off pursuant to clauses 6.7 and 6.8):

3.16.1	the parties agree that any available cash resources of the Charger Group shall be applied:

(a)	first, in payment of both the Initial Acorn Cash Payment and the Initial MDLZ Cash Payment (in accordance with clause 3.16.2, if there are not sufficient cash resources to pay both those amounts in full at Closing); and

(b)	second, in payment of any Shared Costs and Financing Costs in accordance with clause 3.16.3;

3.16.2	if the available cash resources of the Charger Group are not sufficient to make the Initial Acorn Cash Payment in full at Closing and the Initial MDLZ Cash Payment in full at Closing:

(a)	the available cash resources shall be applied, pari passu:

(i)	in payment of the Initial Acorn Cash Payment less the Acorn Percentage of the Initial Funding Shortfall Amount (the remaining amount, the “Acorn Cash Amount”); and

(ii)	in payment of the Initial MDLZ Cash Payment less the MDLZ Percentage of the Initial Funding Shortfall Amount (the remaining amount, the “MDLZ Cash Amount”; and

(b)	if the Acorn Cash Amount (as calculated pursuant to clause 3.16.2(a)(i)) is less than zero:

(i)	Acorn shall advance to the Company an amount in cash that is equal to the amount by which the Acorn Cash Amount is less than zero; and

(ii)	the Company shall pay that amount to MDLZ in partial satisfaction of the MDLZ Cash Amount by transfer of funds for same day value to such account as shall have been notified to the Company by MDLZ at least five Business Days before the Closing Date; and

(c)	the Company will issue at Closing:

(i)	to Acorn (or such other Retained Acorn Group Companies as Acorn may elect) Consideration Notes in an aggregate principal amount equal to the Acorn Percentage of the Initial Funding Shortfall Amount; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	to MDLZ (or such other Retained MDLZ Group Companies as MDLZ may elect) Consideration Notes in an aggregate principal amount equal to the MDLZ Percentage of the Initial Funding Shortfall Amount; and

(d)	Acorn shall ensure that sufficient cash is made available to the Retained Acorn Group to repay the Acorn SFA in full and to make all payments required under this clause 3.16 in full (which may include funding from the shareholders of Acorn or their Affiliates) at Closing; and

3.16.3	if the available cash resources of the Charger Group are not sufficient to make the Cost Reimbursement Payments to both Partners in full at Closing:

(a)	any available cash resources shall be applied, pari passu:

(i)	if the Cost Reimbursement Payment due to Acorn pursuant to clause 24.7 exceeds the Acorn Percentage of the Additional Funding Shortfall Amount, in partial satisfaction of that Cost Reimbursement Payment until the amount that remains due to Acorn pursuant to clause 24.7 is equal to the Acorn Percentage of the Additional Funding Shortfall Amount; and

(ii)	if the Cost Reimbursement Payment due to MDLZ pursuant to clause 24.7 exceeds the MDLZ Percentage of the Additional Funding Shortfall Amount, in partial satisfaction of that Cost Reimbursement Payment until the amount that remains due to MDLZ pursuant to clause 24.7 is equal to the MDLZ Percentage of the Additional Funding Shortfall Amount; and

(b)	if either:

(i)	the amount that remains due to Acorn pursuant to clause 24.7 following payment of the amount described in clause 3.16.3(a)(i) exceeds the Acorn Percentage of the Additional Funding Shortfall Amount:

(A)	MDLZ shall advance to the Company an amount in cash that is equal to that excess; and

(B)	the Company shall pay that amount to Acorn by transfer of funds for same day value to such account as shall have been notified to the Company by Acorn at least five Business Days before the Closing Date; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the amount that remains due to MDLZ pursuant to clause 24.7 following payment of the amount described in clause 3.16.3(a)(ii) exceeds the MDLZ Percentage of the Additional Funding Shortfall Amount:

(A)	Acorn shall advance to the Company an amount in cash that is equal to that excess; and

(B)	the Company shall pay that amount to MDLZ by transfer of funds for same day value to such account as shall have been notified to the Company by MDLZ at least five Business Days before the Closing Date; and

(c)	the Company will issue at Closing:

(i)	to Acorn (or such other Retained Acorn Group Companies as Acorn may elect) Consideration Notes in an aggregate principal amount equal to the Acorn Percentage of the Additional Funding Shortfall Amount; and

(ii)	to MDLZ (or such other Retained MDLZ Group Companies as MDLZ may elect) Consideration Notes in an aggregate principal amount equal to the MDLZ Percentage of the Additional Funding Shortfall Amount.

The Company shall be entitled to set off an amount of any liability to pay either of the Partners pursuant to this clause 3.16 against the payment of an equivalent amount of any liability by that Partner to pay the Company pursuant to this clause 3.16.

Allocation

3.17	The Consideration will be allocated between the Transferred Assets pursuant to, and each party agrees to comply with its obligations in, schedule 6.

4.	CONSIDERATION ADJUSTMENTS

Calculation of Consideration Adjustments

4.1	Each Partner agrees to comply with its obligations as set out in schedule 5.

Closing Adjustments

4.2	If the 2013 MDLZ Audited EBITDA is less than [ * * * ], the number of MDLZ Consideration Shares issued to the Retained MDLZ Group pursuant to clause 3.2.2 shall be reduced by a number of shares (rounded to the nearest whole number of shares) calculated as follows:

Ax[ * * * ]

1,000

where “A” means the amount by which the 2013 MDLZ Audited EBITDA is less than [ * * * ].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	If the AGF Partner does not elect, prior to Closing, to have the AGF Shares transferred to the Charger Group in accordance with clause 13 the number of MDLZ Consideration Shares issued by the Company pursuant to clause 3.2.2 shall be reduced by [ * * * ] shares.

4.4	If the DSF Partner does not elect, prior to Closing, to have the DSF Shares transferred to the Charger Group in accordance with clause 13:

4.4.1	the number of MDLZ Consideration Shares issued by the Company pursuant to clause 3.2.2 shall be reduced by [ * * * ] shares; and

4.4.2	the Initial MDLZ Cash Payment shall be reduced by [ * * * ].

Post-Closing Adjustments

4.5	If the MDLZ Adjustment Amount exceeds the Acorn Adjustment Amount, the Company shall pay MDLZ an amount in cash equal to this excess. Any payment pursuant to this clause 4.5 shall be made by transfer of funds for same day value to such account as shall have been notified to the Company by MDLZ, within five Business Days of the Determination Date without set off, deduction or withholding (except as required by law or by this Agreement).

4.6	If the Acorn Adjustment Amount exceeds the MDLZ Adjustment Amount, the Company shall issue and allot to Acorn (or such other Acorn Group Company designated by Acorn) as soon as possible after the Determination Date the number of fully paid up class A ordinary shares of €1 each in the share capital of the Company (rounded to the nearest whole number of shares) calculated as follows:

where “D” means the amount by which the Acorn Adjustment Amount exceeds the MDLZ Adjustment Amount.

5.	CONDITIONS

5.1	Closing is conditional on the following Conditions being satisfied or, in the case of the Condition in clause 5.1.9, waived in accordance with clause 5.7, in each case in accordance with this Agreement:

5.1.1	insofar as the Transaction constitutes a concentration subject to appraisal by the European Commission under Council Regulation (EC) 139/2004 (as amended) (the “Merger Regulation”):

(a)	the European Commission adopting, or having been deemed under the Merger Regulation to have adopted, all decisions and approvals necessary to allow consummation of the Transaction; and

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(b)	if the European Commission shall have made, or be deemed under the Merger Regulation or Protocol 24 of the EEA Agreement to have made, a referral to the competent authorities of one or more EU Member States or EFTA States of part or all of the Transaction:

(i)	all such competent authorities having approved, or been deemed under relevant laws to have approved all such part or parts of, the Transaction and having adopted all further decisions and approvals necessary for consummation of the Transaction, or any waiting periods applicable to the Transaction having expired or been terminated; and

(ii)	the Condition set out in clause 5.1.1(a) having been satisfied in respect of any part of the Transaction retained by the European Commission under the Merger Regulation;

5.1.2	to the extent necessary to allow consummation of the Transaction:

(a)	the Partners having received confirmation from the Federal Antimonopoly Service of the Russian Federation, that it has approved the concentration resulting from the Transaction pursuant to the relevant provisions of the Federal Law no. 135-FZ on the Protection of Competition;

(b)	the Partners having received confirmation from the Competition Commission of South Africa that they have approved the concentration resulting from the Transaction in terms of Chapter 3 of the South African Competition Act;

(c)	the Partners having received confirmation from the Antimonopoly Committee of Ukraine that it has approved the concentration resulting from the Transaction under the Law of Ukraine On Protection of Economic Competition;

(d)	the Partners having received confirmation from the Turkish Competition Authority that it has approved the concentration resulting from the Transaction under the Law on Protection of Competition No. 4054;

(e)	the Partners having received confirmation from the Brazilian Administrative Council for Economic Defence that it has approved the concentration resulting from the Transaction under the Brazilian Competition Act (Law No. 12,529, dated 30 November 2011);

(f)	the Partners having received confirmation from the Chinese Ministry of Commerce that it has approved the concentration resulting from the Transaction under the Anti-Monopoly Law of the People’s Republic of China of 30 August 2007;

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(g)	the Partners having received confirmation from the Commission for Protection of Competition in Serbia that it has approved the concentration resulting from the Transaction under the Law on the Protection of Competition;

(h)	the Partners having received confirmation from the Korea Fair Trade Commission that it has approved the concentration resulting from the Transaction under the Monopoly Regulation and Fair Trade Act;

5.1.3	subject to clause 5.2, the Partners having received approval from any Antitrust Authority that is not expressly referred to in clauses 5.1.1 or 5.1.2 and that is required by applicable Law to approve the concentration resulting from the Transaction prior to Closing (each a “Relevant Antitrust Authority”);

5.1.4	completion of the DEMB Dutch/EWC Consultation Requirements in accordance with and as defined in clauses 5.10 to 5.13;

5.1.5	the completion of the Phase One MDLZ Reorganisation in accordance with clause 7;

5.1.6	the Phase Two MDLZ Reorganisation being capable of implementation in accordance with clause 7 prior to Closing, and all preparations having been made to so implement it (including having obtained all necessary approvals and prepared all necessary documents);

5.1.7	the completion of the Phase One Acorn Reorganisation in accordance with clause 7;

5.1.8	the Phase Two Acorn Reorganisation being capable of implementation in accordance with clause 7 prior to Closing, and all preparations having been made to so implement it (including having obtained all necessary approvals and prepared all necessary documents); and

5.1.9	there being no judgment, order, decree, arbitral award or decision of a court or governmental agency (excluding any Antitrust Authority) of any Impact Jurisdiction in effect which prevents Closing (an “Existing Injunction”) and there being no pending litigation having been threatened in writing by any governmental agency (excluding any Antitrust Authority) of any Impact Jurisdiction which seeks to materially delay or prevent Closing (a “Threatened Injunction”).

5.2	As soon as reasonably practicable (and in any event within two calendar months) after the date of this Agreement, the Partners shall agree (acting reasonably and in good faith) a list of Relevant Antitrust Authorities, along with wording for the relevant condition to Closing in respect of each of those Relevant Antitrust Authorities (the “Additional List of Approvals”). The parties agree that, upon agreement of the Additional List of Approvals, the Condition in clause 5.1.3 shall be deemed to be replaced with the conditions set out in the Additional List of Approvals without the need for any further action by the parties pursuant to clause 28.1 or otherwise. If the Partners determine that there are no Relevant Antitrust Authorities, the Condition in clause 5.1.3 shall be deemed to be satisfied at the expiry of the two month period referred to in this clause 5.2.

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5.3	MDLZ shall notify Acorn as soon as each of the Conditions in clauses 5.1.5 and 5.1.6 is satisfied.

5.4	Acorn shall notify MDLZ as soon as each of the Conditions in clauses 5.1.4, 5.1.7 and 5.1.8 is satisfied.

5.5	If, at any time, either Partner becomes aware of a fact or circumstance that might prevent or materially delay a Condition being satisfied, it shall immediately inform the other Partner.

5.6	The Condition in clause 5.1.9 shall be deemed to be satisfied on the later of:

5.6.1	the date set out in clause 8.1.1(a); and

5.6.2	the date on which the last of the Conditions set out in clause 5.1.1 to 5.1.9 is satisfied,

unless either Partner has notified the other Partner, prior to that time, that it reasonably believes, in good faith, that it is not satisfied. If the Condition in clause 5.1.9 is not deemed to be satisfied at that time, it shall be deemed to be satisfied at the first time thereafter at which there is no Existing Injunction in effect and no pending Threatened Injunction. Once the Condition in clause 5.1.9 has been deemed to be satisfied in accordance with this clause 5.6, it shall continue to be deemed to be satisfied at all times thereafter such that it is no longer a Condition to Closing.

5.7	At any time, the Partners may agree to waive the Condition in clause 5.1.9 on any terms they mutually decide.

5.8	If any Condition has not been satisfied or waived or (other than in relation to the Condition in clause 5.1.9) becomes incapable of satisfaction by the Longstop Time, either Partner may terminate this Agreement by notice to the other Partner and the Company.

5.9	Each party’s further rights and obligations shall cease immediately on termination, but termination does not affect a Partner’s or the Company’s accrued rights and obligations at the date of termination.

Acorn Consultation Requirements

5.10	In relation to the requirement to comply with information and consultation rights of:

5.10.1	the European Works Council of DEMB (the “DEMB EWC”) under the DEMB EWC Agreement dated 30 May 2013;

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5.10.2	the Works Council of Koninklijke Douwe Egberts B.V. (“KDE”) (the “Dutch Works Council”) under the Dutch Works Councils Act (Wet op de ondernemingsraden) and the covenant with the Dutch Works Council dated 11 December 2012 (the “Covenant”); and

5.10.3	the relevant trade unions of KDE,

(together, the “DEMB Dutch/EWC Consultation Requirements”) in relation to certain parts of the Transaction the parties recognise that such information and consultation procedures should be capable of having a meaningful impact on such aspects of this Agreement.

5.11	As soon as reasonably practicable following the date of this Agreement, Acorn will initiate the process necessary to comply with the DEMB Dutch/EWC Consultation Requirements. Acorn undertakes to use its best endeavours, and procure that all members of the Acorn Group shall use their best endeavours, to take such steps as are necessary or desirable to satisfy the DEMB Dutch/EWC Consultation Requirements as soon as possible and in any event before Closing. MDLZ shall provide to Acorn such information and assistance as Acorn (or any member of its Group) reasonably requires to comply with its obligations in this clause 5.11. There shall be an “Information and Consultation Committee” comprising nominees of the Partners and this Committee will receive updates and reports on the progress by Acorn in relation to its obligations under this clause 5.11.

5.12	If during the course of undertaking the DEMB Dutch/EWC Consultation Requirements the DEMB EWC, the Dutch Works Council or any trade union makes representations relating to the terms of the Transaction, then the Partners will discuss in good faith (without any binding obligation for either of the Partners to reach agreement in this respect) whether and to what extent it would be appropriate to make changes to this Agreement to accommodate such representations and undertake to take all actions that are both necessary and reasonable to resolve any outstanding issues in this respect.

5.13	The DEMB Dutch/EWC Consultation Requirements will be considered to have been completed:

5.13.1	upon the DEMB EWC having been consulted in accordance with the DEMB EWC Agreement; and

5.13.2	upon DEMB having received from the Dutch Works Council, in respect of those aspects of the Transaction that are subject to consultation based on the Works Council Act and/or the Covenant:

(a)	an unconditional positive advice; or

(b)	a conditional advice with conditions reasonably acceptable to Acorn; or

(c)	an unconditional and irrevocable waiver in writing of its right to render advice; or

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(d)	a negative advice (which is deemed to include an advice with conditions not reasonably acceptable to Acorn or the absence of an advice by the Dutch Works Council within a reasonable period of time) and:

(i)	the Dutch Works Council unconditionally and irrevocably having waived its right to initiate the legal proceedings set out in section 26 of the Dutch Works Council Act in writing; or

(ii)	the applicable waiting period pursuant to section 25 paragraph 6 of the Dutch Works Council Act having expired without the Dutch Works Council having initiated legal proceedings as set out in the Dutch Works Council Act; or

(iii)	following the initiation of legal proceedings in accordance with section 26 of the Dutch Works Council Act, the Enterprise Chamber of the Amsterdam Court of Appeal (Ondernemingskamer) (Dutch Court) having dismissed the Dutch Works Council’s claims (other than through an interlocutory judgment).

6.	THE REGULATORY CONDITIONS

6.1	Each Partner shall, and shall procure that each member of its respective Group shall, co-operate with one another to satisfy the Regulatory Conditions after the date of this Agreement and, in any event, prior to the Longstop Time.

6.2	Without prejudice to clause 6.1 and subject to clause 6.3, each Partner and the Company shall (and shall procure that each member of its Group shall):

6.2.1	co-operate with the other to prepare each of the Antitrust Filings;

6.2.2	co-operate with the other to:

(a)	file the Form CO with the European Commission at an appropriate time; and

(b)	make the other Antitrust Filings with each of the applicable Antitrust Authorities as soon as possible after the date of this Agreement;

6.2.3	use its best endeavours to satisfy the Regulatory Conditions as soon as reasonably practicable following the making of the Antitrust Filings and, in any event, prior to the Longstop Time; and

6.2.4	not enter into any transaction that might reasonably be expected to make it more difficult, or to increase the time required, to:

(a)	satisfy the Regulatory Conditions or to achieve Closing; or

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(b)	avoid the imposition of or to effect the dissolution of, any injunction, temporary restraining order or any other order in any proceedings, which would materially delay or prevent Closing.

6.3	In complying with clauses 6.1 and 6.2, while Acorn shall generally lead the process, the Partners shall seek to take joint decisions on all matters. However:

6.3.1	if, to secure satisfaction of the Regulatory Condition in clause 5.1.1 within Phase I of the EU Merger Regulation (“Phase I”), the parties (and their respective Groups) conclude that they must give commitments that would result in any divestment or licence (the “Mutual Agreement Matters”) other than minor divestments, the Partners will seek to agree whether to secure satisfaction of that Regulatory Condition within Phase I or within Phase II of the EU Merger Regulation (“Phase II”);

6.3.2	if the Partners cannot reach agreement on a Mutual Agreement Matter pursuant to clause 6.3.1:

(a)	neither Partner may agree to any imposition of conditions or give commitments in Phase I of the EU Merger Regulation;

(b)	either Partner may notify the other in writing that a deadlock has arisen (a “Deadlock Notice”);

(c)	following the giving of a Deadlock Notice, the Partners shall immediately refer the disagreement to:

(i)	in the case of Acorn, the chairman, senior partner or chief executive officer of the Acorn Group as notified by Acorn to MDLZ from time to time (which, at the date of this Agreement, shall be Olivier Goudet); and

(ii)	in the case of MDLZ, the chief executive officer of Mondelēz International, Inc. from time to time,

(together,	the “Escalation Representatives”);

(d)	the Escalation Representatives shall, for a period of 24 hours after the Deadlock Notice was given, attempt in good faith to resolve the disagreement;

(e)	if the Escalation Representatives resolve the disagreement within the period referred to in clause 6.3.2(d), the Partners shall act in accordance with the instructions given by the Escalation Representatives;

(f)	if the Escalation Representatives fail to resolve the disagreement within the period referred to in clause 6.3.2(d) (or, if earlier, by the end of the 19th Business Day following notification of the Transaction to the European Commission), the Partners acknowledge that the European Commission will initiate Phase II; and

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6.3.3	subject to clauses 6.2.3, 6.3.1 and 6.3.2, if the Partners are unable to agree on any other matter (including with respect to any divestitures or other commitments in Phase II), Acorn shall be entitled to make the final decision on that matter as between the Partners, provided that Acorn has first sought, and given reasonable consideration in good faith to, the views of MDLZ on that matter.

6.4	Each Partner shall, to the extent permitted by applicable Law (including the requirements of any Antitrust Authority):

6.4.1	keep the other promptly informed regarding the progress of each of the Regulatory Conditions (including confirming when a Regulatory Condition has been satisfied);

6.4.2	promptly provide the other with all information necessary or desirable for the making of any necessary or desirable notifications or filings in respect of the Transaction (including the Antitrust Filings) or for responding to any requests for further information arising from such notifications or filings (unless such information is commercially sensitive or cannot be shared with the other Partner pursuant to applicable Law, in which case it shall promptly provide the information directly to the relevant regulatory authorities);

6.4.3	promptly provide the other with copies of any written communications and full details of any oral communications received from any Antitrust Authority related to the Antitrust Authority’s analysis of the Transaction;

6.4.4	promptly provide the other with draft copies of all communications directed to any Antitrust Authority related to the Antitrust Authority’s analysis of the Transaction in order to allow that other Partner a reasonable opportunity to consider and comment on such communications before they are sent and promptly provide the other with copies of all such communications in the form sent; and

6.4.5	in so far as is practicable, not participate in any substantive meeting, telephone call or discussion with any Antitrust Authority in respect of any submissions, filings, investigation (including any settlement of any investigation), litigation or any other inquiry, in each case, in relation to the transactions or arrangements contemplated by this Agreement unless it consults with the other Partner in advance and gives the other Partner the opportunity to attend and participate at such meeting, telephone call or discussion, provided that in each case (and without prejudice to clause 6.4.2), each Partner shall not be required to provide the other with information to the extent that it is commercially sensitive; provided further that such commercially sensitive information will be made available only to legal counsel of the recipient Partner and the recipient Partner shall procure that such legal counsel shall not further disclose such information without the prior written consent of the relevant disclosing Partner.

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6.5	Each Partner shall provide all such other reasonable assistance and information as is requested by the other in connection with the preparation of any filing, submission or notification or any other actions that are necessary or desirable to satisfy any Regulatory Condition.

6.6	If any Partner or any member of its Group is required by, or commits to, any Antitrust Authority to make any sale, divestment, license or disposal of any of its assets in connection with the Transaction:

6.6.1	any action taken (including by omission) by the relevant Group in order to comply with such requirement or commitment shall not be a breach of clauses 9.1, 9.2 or schedule 7;

6.6.2	the relevant Group shall not be required to enter into any sale, divestment license or disposal agreement which is not conditional on Closing; and

6.6.3	if, notwithstanding clause 6.6.2, the sale, divestment, license or disposal is completed before Closing (or, by a member of a Partner’s Retained Group after Closing), the Divestment Proceeds in respect of that sale, divestment, license or disposal shall:

(a)	subject to clause 6.7, if the sale, divestment, license or disposal is made by any MDLZ Group Company (other than a MDLZ French Group Company), be a MDLZ Transferred Asset;

(b)	if the sale, divestment, license or disposal is made by any DEMB Group Company, remain in an DEMB Group Company until after Closing; or

(c)	subject to clause 6.8, if the sale, divestment, license or disposal is made by:

(i)	Tea Forte, be an Acorn Transferred Asset; or

(ii)	any other Acorn Group Company, be contributed to an DEMB Group Company for no further consideration and shall remain in an DEMB Group Company until after Closing.

6.7	MDLZ shall be entitled at any time, by notice to the Company, prior to Closing, to set off its liability to transfer its Divestment Proceeds pursuant to clause 6.6.3(a) against the payment of an equivalent amount of the Initial MDLZ Cash Payment and/or MDLZ’s Cost Reimbursement Payment at Closing.

6.8	Acorn shall be entitled at any time, by notice to the Company, prior to Closing, to set off its liability to transfer its Divestment Proceeds pursuant to clause 6.6.3(c) against the payment of an equivalent amount of the Initial Acorn Cash Payment and/or Acorn’s Cost Reimbursement Payment at Closing.

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7.	THE REORGANISATIONS

Principle

7.1	The Partners acknowledge that:

7.1.1	the MDLZ Macro Plans have been prepared to set out the approach that MDLZ proposes to follow to separate the MDLZ Business from the other businesses of the MDLZ Group;

7.1.2	the Acorn Macro Plan has been prepared to set out the approach that Acorn proposes to follow to separate the DEMB Group from the Retained Acorn Group; and

7.1.3	promptly after the date of this Agreement, Acorn will determine the appropriate phasing for the Acorn Macro Plan (i.e. the identification of each step in the Acorn Macro Plan as a “phase 1” step or as a “phase 2” step) and the determination of the phasing of each step of the Acorn Macro Plan shall be notified to the Reorganisation Committee pursuant to clause 7.6 and shall be considered a Steps Change.

Implementation

7.2	Subject to clauses 7.8 and 7.9, MDLZ shall (and shall procure that each relevant MDLZ Group Company shall) use its best endeavours to:

7.2.1	ensure that, as soon as possible after the date of this Agreement, the Phase One MDLZ Reorganisation is capable of implementation in accordance with clause 7.2.2;

7.2.2	implement the Phase One MDLZ Reorganisation as soon as reasonably practicable following the date of this Agreement (other than in jurisdictions in which the only Phase One MDLZ Reorganisation steps are establishing a new company and/or making a US tax election in respect of that company, which need not be implemented until after 31 December 2014) and, in any event, prior to the Longstop Time, in all material respects in accordance with applicable Law and the relevant steps set out in the MDLZ Macro Plans;

7.2.3	ensure that, as soon as possible following completion of the Phase One MDLZ Reorganisation and, in any event, prior to the Longstop Time, the Phase Two MDLZ Reorganisation is capable of implementation in accordance with clause 7.2.4; and

7.2.4	implement the Phase Two MDLZ Reorganisation prior to Closing, in all material respects in accordance with applicable Law and the relevant steps set out in the MDLZ Macro Plans.

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7.3	Subject to clauses 7.8 and 7.9, Acorn shall (and shall procure that each relevant Acorn Group Company shall) use its best endeavours to:

7.3.1	ensure that, as soon as possible after the date of this Agreement, the Phase One Acorn Reorganisation is capable of implementation in accordance with clause 7.3.2;

7.3.2	implement the Phase One Acorn Reorganisation as soon as reasonably practicable (other than in jurisdictions in which the only Phase One Acorn Reorganisation steps are establishing a new company and/or making a US tax election in respect of that company, which need not be implemented until after 31 December 2014) following the date of this Agreement and, in any event, prior to the Longstop Time, in all material respects in accordance with applicable Law and the relevant steps set out in the Acorn Macro Plan;

7.3.3	ensure that, as soon as possible following completion of the Phase One Acorn Reorganisation and, in any event, prior to the Longstop Time, the Phase Two Acorn Reorganisation is capable of implementation in accordance with clause 7.3.4; and

7.3.4	implement the Phase Two Acorn Reorganisation prior to Closing, in all material respects in accordance with applicable Law and the relevant steps set out in the Acorn Macro Plan.

7.4	Each Partner shall, and shall procure that each member of its Group shall, provide such reasonable assistance and information as is requested by the other Partner in connection with the other Partner’s Reorganisation.

Reorganisation Committee

7.5	Promptly following the date of this Agreement, each Partner shall notify the other Partner of the names of two persons nominated by it to form the Reorganisation Committee. The Partners shall procure that the Reorganisation Committee will meet (in person or by telephone) not less than once per month (or such other period upon which each Partner agrees) until the date on which the Conditions in clauses 5.1.5 to 5.1.8 are satisfied. Each Partner shall, acting reasonably, report to each meeting on the progress of, and preparation for, its Reorganisation. Each Partner may invite its advisers and other relevant experts or participants to attend any meeting of the Reorganisation Committee in an advisory capacity only.

Changes to the Macro Plans

7.6	Without prejudice to the generality of clause 7.5, each Partner may, from time to time, provide to the Reorganisation Committee a written update of its relevant Macro Plan (each such update being a “Steps Update”) identifying any changes in the proposed steps that vary from those set out or contemplated by the previous version of that Macro Plan (each such change a “Steps Change”) in broadly equivalent detail to that set out in its Macro Plan. For the avoidance of doubt, at each meeting of the Reorganisation Committee, each Partner shall provide to the Reorganisation Committee any Steps Update not previously provided to the Reorganisation Committee pursuant to this clause 7.6.

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7.7	Following receipt of a Steps Update, the Reorganisation Committee shall consider any Steps Changes set out in the relevant Steps Update and, if a representative of a Partner on the Reorganisation Committee approves any Steps Change requiring approval pursuant to clause 7.10, such Steps Change shall be deemed to have been approved for the purposes of this clause 7 by that Partner.

7.8	If a Partner (the “Requesting Partner”) wishes to make a Steps Change which has not been approved by the Reorganisation Committee pursuant to clause 7.7 (other than a change in timing, sequencing or procedures which the Requesting Partner, acting reasonably, determines is minor or procedural in nature, it being understood that a change in whether or not to seek a Tax Ruling or Tax opinion is not minor or procedural for this purpose):

7.8.1	the Requesting Partner must notify the other Partner (the “Approving Partner”) of the details of the Steps Change at least five Business Days prior to implementing the Steps Change (or as soon as possible if Closing is scheduled to occur within that five Business Day period); for the purposes of the previous sentence of this clause 7.8.1, inclusion of a Steps Change in a Steps Update provided to the Reorganisation Committee shall constitute notice to the Approving Partner;

7.8.2	within five Business Days of such a notification (or as soon as possible if Closing is scheduled to occur within that five Business Day period), the Approving Partner may:

(a)	approve the Steps Change;

(b)	approve the Steps Change subject to specified modifications; or

(c)	refuse to approve the Steps Change and explain its reasons for such refusal; and

7.8.3	the Requesting Partner shall not implement the proposed Steps Change prior to the end of such five Business Day period without the approval of the Approving Partner.

7.9	Subject to compliance with the provisions of clauses 7.6 and 7.8, the Requesting Partner will be entitled to make and effect any Steps Change:

7.9.1	approved by any representative of the Approving Partner on the Reorganisation Committee pursuant to clause 7.7; or

7.9.2	approved by the Approving Partner pursuant to clauses 7.8.2(a) or 7.10; or

7.9.3	subject to making all modifications requested by the Approving Partner pursuant to clause 7.8.2(b); or

7.9.4	that, acting reasonably and taking into account any modifications requested or explanation given by the Approving Partner pursuant to clauses 7.8.2(b) or (c), the Requesting Partner determines will not have an adverse effect, in any

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material respect, on the Charger Group in any of France, Germany, Poland, Russia, Switzerland or the Ukraine, or on the Charger Group taken as a whole, or on the Approving Partner’s Retained Group taken as a whole (in each case as compared to the relevant steps as set out in the relevant Macro Plan prior to the proposed Steps Change); or

7.9.5	in the case of the MDLZ Reorganisation or the Acorn Reorganisation:

(a)	that is reasonably required as a result of any Information and Consultation Process that is mandated by applicable Law or as a result of any requirements of any government or regulatory body with responsibility for overseeing employment or labour law in a relevant jurisdiction in respect of the Transaction or the MDLZ Reorganisation or Acorn Reorganisation as applicable; or

(b)	that involves a method of staff transfer identified in any part to the MDLZ HR Steps Plan changing from automatic via Transfer Legislation to offer and acceptance, or vice versa; or

7.9.6	that is reasonably required to secure or comply with any Tax Ruling relating to the Transaction (including the MDLZ Reorganisation), other than a Steps Change which would have an adverse effect, in any material respect, on the Charger Group in any of France, Germany, Poland, Russia, Switzerland or the Ukraine, or on the Charger Group taken as a whole, or on the Approving Partner’s Retained Group taken as a whole; or

7.9.7	that is reasonably required as a result of any sale, divestment, license or disposal referred to in clause 6.6.

7.10	If the Requesting Partner, acting reasonably and in good faith and taking into account any modifications requested or explanation given by the Approving Partner pursuant to clauses 7.8.2(b) or (c), determines that a Steps Change is reasonably likely to have an adverse effect, in a material respect, on the Charger Group in any of France, Germany, Poland, Russia, Switzerland or the Ukraine, or on the Charger Group taken as a whole, or on the Approving Partner’s Retained Group taken as a whole (in each case as compared to the relevant steps as set out in the relevant Macro Plan prior to the proposed Steps Change), the Requesting Partner must obtain the Approving Partner’s approval (such approval not to be unreasonably withheld or delayed) prior to effecting the relevant Steps Change.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.11	For the purposes of determining in this clause 7 whether any Steps Change will have an adverse effect, in any material respect, on the Charger Group in any of France, Germany, Poland, Russia, Switzerland or the Ukraine, or on the Charger Group taken as a whole, or on the Approving Partner’s Retained Group taken as a whole, the Requesting Partner shall take into account the extent to which (in light of the modifications requested or explanations given by the Approving Partner pursuant to clauses 7.8.2(b) or (c)):

7.11.1	the Steps Change will increase any amount of Tax incurred by the Requesting Partner’s Retained Group (including any increase in the amount of Acorn Global Transaction Tax Liabilities or MDLZ Formation Tax Liabilities) or Tax Liability incurred by the Charger Group or the Approving Partner’s Retained Group;

7.11.2	the Steps Change will increase any Liability which the Company or the Approving Partner’s Retained Group is to bear pursuant to clause 24;

7.11.3	the effect of any Steps Change is:

(a)	mitigated by any steps taken or to be taken on or prior to Closing (including any earlier Steps Changes); and

(b)	the subject of an indemnity or is otherwise compensated for pursuant to this Agreement, any provision of any Transaction Document or otherwise;

7.11.4	any other Steps Change (including any earlier Steps Change) will have a positive effect on the Charger Group or the Approving Partner’s Retained Group; and

7.11.5	the Steps Change will increase any amount of Tax Liability incurred by the Approving Partner’s Retained Group currently or in the future.

7.12	Any Steps Change which:

7.12.1	results in any Underlying Transferred Asset (other than any Underlying Transferred Asset which is de minimis in the context of the MDLZ Business) not being held by a Charger Group Company immediately following Closing in the same manner as it would have been held without such Steps Change (other than in accordance with clause 6.6);

7.12.2	is reasonably likely to result in a delay to Closing of more than one month (or, if Closing has already been delayed for more than two months in accordance with clause 8.6.3, in any delay to Closing); or

7.12.3	results in any change to the MDLZ Adjustment Amount or the Acorn Adjustment Amount which is not de minimis,

shall be treated as having an adverse effect, in a material respect, for the purposes of this clause 7.

7.13	Each Partner acknowledges and agrees that where a Macro Plan provides alternative options in respect of any part of a Reorganisation, the Partner responsible for that Reorganisation may, in its absolute discretion, determine which option to implement as part of that Reorganisation and such determination shall not be a Steps Change, provided that if any such option is expressed in the relevant Macro Plan to be preferred over other options, unless the relevant facts and circumstances at the time necessitate a change to the order of preference, the responsible Partner shall (and shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

procure that each member of its Group shall) use its best endeavours to implement the options in the order of preference. For the purposes of this clause 7.13, where a MDLZ Macro Plan includes alternative steps, such alternatives are set out in order of preference (so that, for example, “Alternative A” is preferred over “Alternative B”).

7.14	If any Steps Change necessitates or results in a change to, any Acorn Contributed Company, Acorn Contributed Shares, Acorn Sale Company, Acorn Sale Shares or Acorn Transferred Assets, this Agreement (including such defined terms) shall be deemed to have been amended to appropriately reflect such change and corresponding changes shall be deemed to be made to the Transaction Documents, and, notwithstanding clause 28.1, neither Partner’s consent shall be required in order to effect such amendment or corresponding change.

7.15	The parties acknowledge that section 3.05 of the Global Tax Matters Agreement contains certain obligations and restrictions relating to the Reorganisations (including Tax Rulings and Tax Costs) and agree that the provisions of clauses 7.6 to 7.14 shall be subject to those obligations and restrictions.

MDLZ Transferred Assets

7.16	The Partners acknowledge that any transfer of any MDLZ Underlying Transferred Asset to the MDLZ Contributed Companies or the MDLZ Sale Companies, or any assumption of Liability by the MDLZ Contributed Companies or the MDLZ Sale Companies, as part of the MDLZ Reorganisation shall not impose on the MDLZ Contributed Companies or the MDLZ Sale Companies any greater Liabilities or obligations than would have been imposed on the Company if the transfer was directly to, or the assumption was directly by, the Company pursuant to this Agreement. For the avoidance of doubt, the Partners acknowledge that the implementation of the Reorganisation is not intended to change the package of assets, rights and liabilities that each Partner, ultimately, contributes or sells to the Charger Group; rather it is simply intended to change the manner in which such assets, rights and liabilities are contributed or sold to the Charger Group.

Guarantee of the MDLZ Transferred Group

7.17	From Closing, the Company irrevocably and unconditionally guarantees to MDLZ (and each Retained MDLZ Group Company) the due and punctual performance of each obligation of each MDLZ Transferred Group Company contained in the MDLZ Reorganisation Documents to be performed after Closing. From Closing, the Company shall pay to MDLZ (or the relevant Retained MDLZ Group Company) from time to time promptly following demand any sum of money which a MDLZ Transferred Group Company is at any time liable to pay to MDLZ (or that Retained MDLZ Group Company) under or pursuant to the MDLZ Reorganisation Documents and which has not been paid promptly following the time the demand is made. The Company’s obligations under this clause 7.17 are primary obligations and not those of a mere surety.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.18	From Closing, the Company irrevocably and unconditionally agrees to indemnify (and keep indemnified) MDLZ (and each Retained MDLZ Group Company) promptly following demand against any Liability incurred by MDLZ (or that Retained MDLZ Group Company) as a result of any obligation of a member of the MDLZ Transferred Group referred to in clause 7.17 above being or becoming void, voidable or unenforceable as against the relevant MDLZ Transferred Group Company for any reason. The amount of the Liability shall be equal to the amount which MDLZ (or the relevant Retained MDLZ Group Company) would otherwise have been entitled to recover from the relevant MDLZ Transferred Group Company.

7.19	The Company’s obligations under clauses 7.17 and 7.18 are continuing obligations and are not satisfied, discharged or affected by an intermediate payment or settlement of account by, or a change in the constitution or control of, or merger or consolidation with any other person of, or the insolvency of, or bankruptcy, winding up or analogous proceedings relating to, the Company.

7.20	The Company’s obligations under clauses 7.17 and 7.18 are not affected by an arrangement which any Retained MDLZ Group Company may make with any MDLZ Transferred Group Company or with another person which (but for this clause 7.20) might operate to diminish or discharge the liability of or otherwise provide a defence to a surety.

7.21	Without affecting the generality of clause 7.20, MDLZ (and any other Retained MDLZ Group Company) may at any time as it thinks fit and without reference to the Company and without prejudice to the Company’s obligations under clauses 7.17 to 7.23:

7.21.1	grant a time for payment or grant another indulgence or agree to an amendment, variation, waiver or release in respect of an obligation of a MDLZ Transferred Group Company under a MDLZ Reorganisation Document; and

7.21.2	give up, deal with, vary, exchange or abstain from perfecting or enforcing other securities or guarantees held by a Retained MDLZ Group Company.

7.22	Subject to applicable Law, the Company’s liabilities under clauses 7.17 and 7.18 are not affected by the avoidance of an assurance, security or payment or a release, settlement or discharge which is given or made on the faith of an assurance, security or payment, in either case, under an enactment relating to bankruptcy or insolvency.

7.23	The Company waives any right it may have of first requiring any member of the Retained MDLZ Group (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Company under clauses 7.17 to 7.23. This waiver applies irrespective of any Law or any provision of any of the Transaction Documents to the contrary.

7.24	Each Retained MDLZ Group Company may enforce the terms of clauses 7.17 to 7.23 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company is aware of and has accepted that stipulation, to the extent such acceptance is required.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	CLOSING

8.1	Subject to clause 8.7, Closing shall take place at the offices of Clifford Chance LLP in Amsterdam (or at such other place agreed between the Partners) on the date (the “Closing Date”) which is:

8.1.1	the later of:

(a)	Friday [ * * * ]; and

(b)	the last Friday of the calendar month in which the date which is 40 days after the date on which the last of the Conditions to be satisfied is satisfied (or waived pursuant to clause 5.7) falls,

or if that date is not a Business Day, the immediately preceding Business Day; or

8.1.2	any other date agreed between the Partners.

8.2	Without prejudice and subject to all other provisions of this Agreement, the parties acknowledge that it is their desire at the date of this Agreement, for Closing to occur before [ * * * ], if possible.

8.3	Subject to clause 8.13.3, at Closing each Partner and the Company shall do all those things respectively required of it in schedule 8 and neither Partner is obliged to complete this Agreement unless the other Partner and the Company complies with all of their respective obligations in schedule 8.

8.4	Subject to clause 9.11.3, at Closing, Acorn shall procure that all amounts outstanding under the Acorn SFA, including all accrued and unpaid interest and fees, are repaid by the relevant Acorn Group Company and deeds of release in relation to all relevant Acorn Transferred Assets, Acorn Transferred Shares and Acorn Underlying Transferred Assets are delivered to the relevant Charger Group Companies by the lenders (or their representative).

Postponement of Closing

8.5	If Closing does not take place on the Closing Date because a Partner fails to comply with any of its obligations under schedule 8 (including by means of a failure by Acorn to comply with its obligations pursuant to clause 1.2), the non-defaulting Partner may by notice to the defaulting Partner:

8.5.1	proceed to Closing to the extent reasonably practicable (but if the non-defaulting Partner exercises its right pursuant to this clause 8.5.1, this does not affect that Partner’s or the Company’s rights or the obligations of the defaulting Partner pursuant to this Agreement); or

8.5.2	postpone Closing to the last Friday of a calendar month falling not later than the Longstop Date (or, if that date is not a Business Day, the immediately preceding Business Day).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.6	Either Partner may, by notice to the other Partner delivered not less than ten Business Days prior to the Closing Date, postpone Closing to a date that is the last Friday of any calendar month and prior to the Longstop Date (or, if that date is not a Business Day, the immediately preceding Business Day), provided that:

8.6.1	the Partner giving such notice believes, in its reasonable opinion and having consulted with the other Partner, that the Transaction would be facilitated by such a postponement;

8.6.2	the reason for such postponement is to coordinate Closing with the acquisition by the Charger Group of the MDLZ French Business (if applicable); and

8.6.3	Closing shall not be postponed for more than [ * * * ] months without the other Partner’s consent.

8.7	If a Partner postpones Closing to another date in accordance with clause 8.5.2 or 8.6, the provisions of this Agreement apply as if that other date is the Closing Date.

MDLZ French Business

8.8	Each of MDLZ and the Company shall (and shall procure that each member of its respective Group shall) put in place at Closing all necessary arrangements to allow the Retained MDLZ Group to continue to operate the MDLZ French Business in the same manner in all material respects as it is operated immediately prior to Closing, unless the Charger Group has acquired the MDLZ French Business on or prior to the Closing Date.

8.9	Each of MDLZ and the Company shall (and shall procure that each member of its respective Group shall), put in place at Closing all necessary arrangements to allow the Charger Group access to Shared MDLZ French IP Rights to continue to operate the MDLZ Business in the same manner in all material respects as the MDLZ Business was operated immediately prior to Closing, unless the Charger Group has acquired the MDLZ French Business on or prior to the Closing Date.

Impediments to Closing

8.10	Each Partner shall (and shall procure that each member of its Group shall) use its best endeavours to avoid or eliminate any impediment to ensuring that Closing occurs prior to the Longstop Time, including:

8.10.1	entering into any arrangements necessary to avoid the imposition of any injunction, temporary restraining order or other order in any proceedings, which would materially delay Closing or prevent it from occurring prior to the Longstop Time;

8.10.2	seeking the dissolution of any such injunction or order; and

8.10.3	defending through litigation on the merits of any claim asserted in court by any interested party or formal body in order to seek to avoid the imposition of any decree, order or judgment that would materially delay or prevent Closing from occurring prior to the Longstop Time,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

provided that this clause 8.10 shall not apply to the satisfaction of the Regulatory Conditions or any other matter expressly contemplated under this Agreement or any other Transaction Document; provided further that this clause 8.10 shall not require a party (or member of its Group) to make or agree to make any payment or incur or agree to incur any Liability that would be unreasonable or unlawful.

8.11	If, notwithstanding the obligations in clause 8.10:

8.11.1	there is an impediment to completing the MDLZ Reorganisation or to Closing which would result in the MDLZ Group only being able to transfer some (but not all) of the MDLZ Transferred Assets to the Charger Group at Closing; and

8.11.2	the MDLZ Transferred Assets that the MDLZ Group is able to transfer:

(a)	together generated at least [ * * * ] of the revenue of the MDLZ Business in the 12 months prior to Closing;

(b)	include all of the Transferred MDLZ IP Rights and Transferred MDLZ IP Licences, other than any Transferred MDLZ IP Rights and Transferred MDLZ IP Licences which are de minimis in the context of the MDLZ Business;

(c)	include all of the MDLZ Fixed Plant, other than any MDLZ Fixed Plant which are de minimis; and

(d)	include all of the MDLZ Group’s Material Properties,

MDLZ shall deliver a notice to Acorn (a) describing the impediment, (b) identifying the MDLZ Transferred Assets that the MDLZ Group would be unable to transfer to the Charger Group at Closing (the “Potential Delayed Assets”) and (c) calculating the revenue generated by these MDLZ Transferred Assets in the 12 full calendar months prior to the date of that notice (an “Impediment Notice”).

8.12	Following receipt of an Impediment Notice, the parties shall co-operate in good faith to find a way to ensure that the MDLZ Group will be able to transfer the Potential Delayed Assets to the Charger Group at Closing.

8.13	If the parties cannot find a solution pursuant to clause 8.12 within 14 days of the date of the Impediment Notice (or, if earlier, by the Closing Date):

8.13.1	unless already satisfied, the Condition set out in clause 5.1.4 shall be treated as satisfied upon completion of the Phase One MDLZ Reorganisation other than in respect of the Potential Delayed Assets;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.13.2	unless already satisfied, the Condition set out in clause 5.1.6 shall be treated as satisfied upon the Phase Two MDLZ Reorganisation being capable of implementation other than in respect of the Potential Delayed Assets;

8.13.3	Closing shall occur in all respects other than in relation to the Potential Delayed Assets;

8.13.4	subject to clause 8.14, MDLZ shall (and shall procure that any relevant Retained MDLZ Group Company shall):

(a)	use its best endeavours to complete the transfer or delivery of each Potential Delayed Asset in accordance with the provisions of this Agreement as soon as possible following Closing;

(b)	until a Potential Delayed Asset is transferred or delivered in accordance with clause 8.13.4(a):

(i)	hold that Potential Delayed Asset for the benefit of the Company (or the Charger Group Company designated to receive it in the MDLZ Macro Plans);

(ii)	as soon as reasonably practicable after receipt, account for and pay to the Company (or such designated Charger Group Company) any monies, goods or other benefits received in respect of that part of the relevant Potential Delayed Asset which relates to the MDLZ Business; and

(iii)	at the Company’s sole cost and risk, do each act and thing reasonably requested of it by the Company to enable performance of and to provide for the Charger Group the benefits of that part of the Potential Delayed Asset that relates to the MDLZ Business, save that in respect of a Potential Delayed Asset that does not relate exclusively to the MDLZ Business, MDLZ shall be entitled to refuse to take any action that may, in MDLZ’s reasonable opinion, have a material negative impact on that part of that Potential Delayed Asset that does not relate to the MDLZ Business; and

8.13.5	each of Acorn and the Company shall (and shall procure that each member of its respective Group shall) provide such reasonable assistance and information as is requested by MDLZ in order to comply with its obligations in clause 8.13.4.

8.14	The provisions of clauses 8.11 to 8.13 shall be without prejudice (and subject to) clauses 12 and 14, such that any MDLZ Underlying Transferred Asset that requires consent to transfer, assign, sub-license or license shall not be considered a Potential Delayed Asset for the purposes of clause 8.11 only by virtue of requiring that consent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	PRE-CLOSING OBLIGATIONS

Conduct

9.1	Between the date of this Agreement and Closing:

9.1.1	each Partner shall comply with part A of schedule 7;

9.1.2	MDLZ shall also comply with part B of schedule 7; and

9.1.3	Acorn shall also comply with part C of schedule 7.

9.2	Each Partner warrants to the other Partner and the Company that, from 1 January 2014 to the date of this Agreement (inclusive), neither it, nor any member of its Group, has taken any action (including by omission), that would, in each case, have constituted a breach of the obligations set out in clause 9.1 had those obligations applied from 1 January 2014, save for:

9.2.1	in the case of the MDLZ Group, the Agreed MDLZ Actions; and

9.2.2	in the case of the Acorn Group, the Agreed Acorn Actions.

9.3	Promptly following the date of this Agreement, each Partner shall notify the other of the names of two persons nominated by it to form the Conduct Committee. The Partners shall procure that the Conduct Committee will meet (in person or by telephone) not less than once per month (or such other period upon which each Partner agrees) until the Closing Date. Each Partner shall, via the Conduct Committee, but subject always to the restrictions placed upon the Partners and their respective Groups by applicable Law and duties of confidentiality, report to the other on its Business with a view to preparing for the combination of its Business with the other Partner’s Business pursuant to the Transaction. Each Partner may invite its advisers (including its antitrust advisers) and other relevant experts or participants to attend any meeting of the Conduct Committee in an advisory capacity only. For the avoidance of doubt, the Conduct Committee will not discuss competitively sensitive information of either Partner or otherwise involve a Partner in the ordinary course business decision making of the other Partner.

Governance Policies

9.4	Acorn shall procure that, as soon as practicable after the date of this Agreement (and no later than 1 July 2014), the Acorn Group shall adopt the Governance Policies (as defined in the Shareholders Agreement) and start to roll them out to the Acorn Group.

Financing Assistance

9.5	Subject to clause 9.6, each Partner and the Company shall (and shall procure that each member of its respective Group shall) use its best endeavours to arrange, by 21 November 2014 or as soon as possible thereafter, one or more debt facilities to be entered into by the Company to provide the Charger Group with sufficient funds to make the MDLZ Cash Payment and, unless the applicable debt facility is to remain in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

place at Closing, the Acorn Cash Payment, in each case, in full at Closing and to make any payments due by the Company pursuant to clause 24 when due, and to finance sufficient working capital for the Charger Business after Closing (the “Transaction Facility”). Nothing contained herein shall be construed to require the Company to agree to any unreasonable terms or conditions with respect to any Transaction Facility.

9.6	In arranging any Transaction Facility pursuant to clause 9.5, each Partner and the Company shall (and shall procure that each member of its Group shall):

9.6.1	subject to clauses 9.6.2 and 9.6.3, while Acorn shall generally lead the process, seek to take joint decisions on all matters, but if the Partners are unable to agree on a matter, Acorn shall be entitled to make the final decision on that matter (provided that Acorn has first sought, and given reasonable consideration in good faith to, the views of MDLZ on that matter);

9.6.2	ensure that the terms of the agreed form of Consideration Note are maintained, except that the Partners shall agree to modify the terms thereof to the extent that any change to the Consideration Note is required by the lenders in order to obtain the Transaction Facility; and

9.6.3	not be required to provide any guarantee of the obligations of the Company (or any Charger Group Company) or enter into any agreement for any Transaction Facility itself.

9.7	Each Partner shall keep the other promptly informed in connection with the arranging of the Transaction Facility (including promptly providing the other with copies of written communications and digests of material verbal communications).

9.8	Each Partner shall provide all such other reasonable assistance and information as is requested by the other in connection with the arranging and syndication of any Transaction Facility, including:

9.8.1	subject to appropriate confidentiality restrictions, promptly furnishing the Company and its financing sources with financial and other pertinent information regarding its respective Group or its respective Transferred Assets, including the historical financial statements and financial and other required information regarding its respective Group or its respective Transferred Assets in connection with any Transaction Facility;

9.8.2	providing reasonable assistance to the Company and its financing sources in the preparation of (a) any offering documents, private placement memoranda, lender presentations, bank information memoranda and similar documents in connection with any Transaction Facility and (b) materials for rating agency presentations;

9.8.3	reasonably cooperating with the marketing efforts of the Company and its financing sources for any Transaction Facility;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.8.4	providing reasonable assistance to prepare any credit agreements, guarantees, pledge and security documents, other definitive financing documents, the schedules thereto, or other certificates or documents contemplated by any Transaction Facility;

9.8.5	reasonably facilitating the pledging of collateral by the Charger Group to the extent the relevant collateral is under that Partner’s control (and perfection thereof); and

9.8.6	taking all corporate actions necessary in connection with any Transaction Facility.

Each Partner hereby consents to the use of its and its respective Group’s logos relating to the Transferred Assets in connection with any Transaction Facility provided that such logos are used in a manner that is not intended to, or reasonably likely to, harm or disparage such Partner or its respective Group or Transferred Assets.

9.9	Promptly following the date of this Agreement, each of the Partners shall designate one person to act as the main point of contact for all matters relating to the Transaction Facilities. In furtherance of the foregoing, the Partners shall cause such persons to meet regularly to discuss, consult and align with respect to matters relating to the Transaction Facilities.

Debt Push Down

9.10	If, at any time before Closing, Acorn determines (acting reasonably and in good faith) that it will assist with arranging the full Transaction Facility:

9.10.1	the Acorn Group shall be entitled to replace all Retained Acorn Group Companies that are obligors under the Acorn SFA with DEMB Group Companies and/or Charger Group Companies; or

9.10.2	the DEMB Group and the Charger Group shall be entitled to enter into a new senior facilities agreement, on substantially similar or more favourable terms and conditions to the terms and conditions in the commitment papers entered into by Charger OpCo on or about the date of this Agreement (a “Replacement Facility”), the proceeds of which shall be applied primarily to repay all amounts outstanding under, or to fund the purchase of the indebtedness under, the Acorn SFA (including all accrued and unpaid interest and fees),

(each, a “Debt Push Down”).

9.11	If a Debt Push Down occurs pursuant to clause 9.10:

9.11.1	the Initial Acorn Cash Payment shall be zero;

9.11.2	clause 3.16.2(d) shall not apply in relation to repayment of the Acorn SFA only;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.11.3	clause 8.4 shall not apply;

9.11.4	all Acorn Sale Companies and Acorn Sale Shares shall be treated as Acorn Contributed Companies and Acorn Contributed Shares (respectively);

9.11.5	up to an aggregate of [ * * * ] of the principal and accrued interest on the Acorn SFA or the Replacement Facility (as the case may be) shall not be treated as Actual Acorn Indebtedness for the purposes of calculating the Acorn Adjustment Amount; and

9.11.6	the reference to the Acorn SFA in part C of schedule 7 shall apply to the Replacement Facility instead.

9.12	The parties agree that, in connection with any Debt Push Down, the Acorn Group may, at any time prior to Closing, transfer any Acorn Transferred Company or Acorn Transferred Asset to the Charger Group in accordance with the terms of this Agreement as if that time were Closing.

Approvals

9.13	As soon as reasonably practicable after the date of this Agreement (and, in any event, in time to avoid any delay to Closing or to any other obligation contemplated by this Agreement or the other Transaction Documents), each Partner shall obtain the approval or consent of any member of its Group that is required for the performance of this Agreement and for the Transaction. In particular:

9.13.1	Acorn shall obtain the approval of the supervisory board of KDE to any financing or refinancing involving KDE in connection with the Transaction; and

9.13.2	MDLZ shall obtain the approval of the supervisory board of Kraft Foods Deutschland Holding GmbH to the Transaction (including the MDLZ Reorganisation).

Negotiation of Remaining Pre-Closing Documents

9.14	Without prejudice to any other obligations hereunder, prior to the Closing Date, each Partner shall negotiate in good faith to agree:

9.14.1	the scope of services to be included in the Transitional Services Agreement and the Acorn Services Agreement by [ * * * ];

9.14.2	co-manufacturing and supply agreements to ensure the continuous and orderly continuation of the MDLZ Business and the businesses of the Retained MDLZ Group after Closing;

9.14.3	licence arrangements to document the sharing arrangements with respect to certain Retained MDLZ Property; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.14.4	arrangements with respect to the current office locations of each Partner’s Group and the future office locations of the Charger Group,

in each case on terms which reflect the parties’ desire to keep the Company’s costs to a minimum (but not at the expense of the Retained MDLZ Group or the Retained Acorn Group).

9.15	MDLZ will use its reasonable endeavours to complete the removal of the production line used exclusively to manufacture its [ * * * ] product from the factory in [ * * * ] prior to Closing. MDLZ will notify Acorn by 31 July 2014 whether or not it is likely to complete removal of the [ * * * ] line from the factory prior to Closing. If MDLZ notifies Acorn that it is not likely to complete the removal prior to Closing, then the Company will provide the applicable services to MDLZ in respect of the [ * * * ] line pursuant to the Transitional Services Agreement. If MDLZ notifies Acorn that it is likely to complete the removal of the [ * * * ] line prior to Closing, the Company shall not be obligated to provide such services.

Preparation for Post-Closing Adjustments

9.16	Acorn shall use its best endeavours to ensure that:

9.16.1	the actual amount of Operating Working Capital of the Acorn Business does not differ materially from the Acorn Target Operating Working Capital Amount; and

9.16.2	the Actual Acorn Working Capital Amount does not differ materially from the Acorn Target Working Capital Amount,

in each case, in each of the three calendar months prior to Closing (while still complying with its obligations pursuant to clause 9.1 and not undertaking factoring). In particular, Acorn will ensure that achieving the objective set out in clause 9.16.1 will be embedded in the management incentive targets of its key management.

9.17	MDLZ shall use its best endeavours to ensure that:

9.17.1	the actual amount of Operating Working Capital of the MDLZ Business does not differ materially from the MDLZ Target Operating Working Capital Amount; and

9.17.2	the working capital of the MDLZ Business (using the same allocation key as was used in the MDLZ VDD in respect of any assets and liabilities that are allocated amounts) does not differ materially from the MDLZ Target Working Capital Amount, in each case, in each of the three calendar months prior to Closing (while still complying with its obligations pursuant to clause 9.1 and not undertaking factoring).

9.18	Acorn shall use its best endeavours to ensure that, by Closing, there shall be no Actual Acorn Intra-Group Payables or Actual Acorn Intra-Group Receivables.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.19	MLZ shall use its best endeavours to ensure that, by Closing, there shall be no Actual MDLZ Intra-Group Payables or Actual MDLZ Intra-Group Receivables.

9.20	At any time prior to Closing, MDLZ may, by notice to Acorn, elect to retain:

9.20.1	any Assumed MDLZ Liability; or

9.20.2	any other Liability of a MDLZ Transferred Group Company.

If MDLZ elects to retain any such Liability, that Liability shall be treated as a Retained MDLZ Liability for the purposes of this Agreement (including, in particular, clause 22.3 and schedule 5).

9.21	At any time prior to Closing, Acorn may, by notice to MDLZ, elect to retain:

9.21.1	any Assumed Acorn Liability; or

9.21.2	any other Liability of an DEMB Group Company.

If Acorn elects to retain any such Liability, that Liability shall be treated as a Retained Acorn Liability for the purposes of this Agreement (including, in particular, clause 22.4 and schedule 5).

Services Agreement

9.22	Each Partner shall negotiate in good faith to agree, prior to the Closing Date, a services agreement (on terms satisfactory to each Partner acting reasonably) to be entered into between the Company and Acorn in relation to the provision, by the Charger Group, of certain services to one or more members of the Acorn Group; provided that in seeking to agree the terms of such services agreement, and in connection with their good faith obligations under this clause, each Partner acknowledges:

9.22.1	that the only services to be provided under the terms of the services agreement will be those that could not reasonably be expected to give rise to any conflict of interest between the Acorn Group and the Charger Group (and/or any members of their respective management teams) and in relation to the provision of which proper governance principles are capable of being implemented; and

9.22.2	the need for the services agreement to provide a framework for the establishment and maintenance of appropriate controls and/or processes in order to minimise the occurrence and impact of conflicts of interest and non-arm’s length dealings which may otherwise arise between members of the Acorn Group and members of the Charger Group as a consequence of the provision and/or receipt of such services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Non-Operating Retained Companies

9.23	For the purposes of the Warranties set out in paragraphs 9.3 to 9.5 of part A of schedule 9 only, the Non-Operating Retained Companies will be deemed to be DEMB Group Companies.

9.24	Acorn shall:

9.24.1	procure that each Non-Operating Retained Company shall not conduct any business activities (other than Tea Forte prior to Closing); and

9.24.2	procure that each of the Non-Operating Retained Companies shall comply with the Governance Policies once rolled out in accordance with clause 9.4.

10.	WARRANTIES

10.1	MDLZ warrants:

10.1.1	to each of the Company and Acorn that each Partner Warranty is true as at the date of this Agreement; and

10.1.2	to the Company that each Mutual Warranty and each MDLZ Warranty is true as at the date of this Agreement.

10.2	Acorn warrants:

10.2.1	to each of the Company and MDLZ that each Partner Warranty is true as at the date of this Agreement;

10.2.2	to the Company that each Mutual Warranty and each Acorn Warranty is true as at the date of this Agreement; and

10.2.3	to MDLZ that each Charger Warranty is true as at the date of this Agreement.

10.3	Each Warranty is given by a Partner in respect of its Group’s assets, rights, Liabilities, obligations and Business. Neither Partner gives any Warranty in relation to the other Partner or its Group’s assets, rights, Liabilities, obligations or Business. Neither Partner gives any Warranty concerning Tax or any Tax Liability, which are dealt with in the Global Tax Matters Agreement.

10.4	Each Warranty is to be construed independently and (except where this Agreement provides otherwise) is not limited by a provision of this Agreement or any other Warranty.

10.5	The Mutual Warranties, the MDLZ Warranties and the Acorn Warranties are qualified by the facts and circumstances fairly disclosed in the Disclosure Letters.

10.6	Each Partner’s liability for a breach of a Mutual Warranty, MDLZ Warranty or Acorn Warranty is limited pursuant to the provisions in schedule 10.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.	NO TERMINATION

11.1	Save as otherwise provided in this Agreement, each Partner acknowledges that it shall have no rights of termination for a breach of this Agreement by the other Partner (whether such breach amounts to a repudiatory breach or not).

11.2	Without prejudice to clause 5.8, each Partner hereby waives its rights under sections 6:228 (Dwaling), 6:230 sub 2 (Wijziging op verzoek), 6:258 (Onvoorziene omstandigheden) and 6:265 (Ontbinding), 6:270 (Gedeeltelijke ontbinding), 7:17 and 7:20 through 7:23 (Conformiteit) of the Dutch Civil Code to amend, rescind, annul or to dissolve this Agreement in whole or in part.

12.	MDLZ BUSINESS IP

12.1	Without prejudice to clause 7.16, clauses 12.4 and 12.5 shall not apply to any MDLZ Business IP that, at Closing, has been transferred, assigned, licensed or sub-licensed to, or is otherwise held for the benefit of, a MDLZ Transferred Group Company (including as contemplated in clause 12.4.4(b)), prior to Closing in accordance with the terms of this clause 12 (as it applies to that transfer, assignment, licence, sub-licence pursuant to clause 7.16), to the extent that the transfer, assignment, licence, sub-licence and disclosure intended by clause 2 and the Licence Agreements have been achieved.

MDLZ Business IP

12.2	Each Partner shall use its best endeavours to identify as soon as reasonably practicable (and in any event reasonably prior to Closing) whether any material Intellectual Property relating to its Business cannot be transferred, assigned, licensed or sub-licensed, or disclosed (as relevant, whether directly or indirectly) to the Company (or the Charger Group Company designated to receive it in the Macro Plans) as contemplated under this Agreement and the Macro Plans: (a) without a specified person’s consent; or (b) without material risk of loss of Intellectual Property Rights or of rights to use Intellectual Property under licence; or (c) without creating a material risk of breach of contract.

12.3	Between the date of this Agreement and Closing, each Partner shall:

12.3.1	promptly use its best endeavours (without approaching contract counterparties unless it would be unreasonable not to do so) to locate a true, correct and complete copy of each:

(a)	MDLZ Contract which restricts any material MDLZ Business IP; and

(b)	each contract to which an Acorn Group Company is a party and which restricts any material Intellectual Property relating to its Business.

in each case, from being transferred, assigned, licensed or sub-licensed, or disclosed (as relevant, whether directly or indirectly) to the Company (or the Charger Group Company designated to receive it in the Macro Plans) as intended by clause 2 and the Licence Agreements; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.3.2	12.3.2 provide the other Partner and its external legal counsel with [ * * * ].

12.4	If any MDLZ Business IP cannot be transferred, assigned, licensed or sub-licensed, or disclosed (as relevant) to the Company (or the Charger Group Company designated to receive it in the MDLZ Macro Plans) as contemplated under clause 2 of this Agreement and the Licence Agreements: (a) without a specified person’s consent; or (b) without material risk of loss of Intellectual Property Rights or of rights to use Intellectual Property under licence; or (c) without creating a material risk of breach of contract:

12.4.1	this Agreement does not constitute a transfer, assignment, licence or sub-licence, obligation to disclose or an attempted transfer, assignment, licence or sub-licence, or disclosure (in each case as applicable) of such MDLZ Business IP;

12.4.2	if MDLZ becomes aware that any MDLZ Business IP is the subject of this restriction, MDLZ will inform Acorn and the Company as soon as reasonably practicable after becoming aware of such restriction (and for the avoidance of doubt reasonably prior to Closing);

12.4.3	for a period of [ * * * ] months from Closing or, in the case of the [ * * * ] IP Rights only, for a period of [ * * * ] years from Closing (and, in any case, should MDLZ elect, prior to Closing):

(a)	MDLZ shall (and shall procure that each relevant Retained MDLZ Group Company shall) use its reasonable endeavours to obtain the relevant person’s consent or permission (if required) to the intended transfer, assignment, licence or sub-licence or disclosure (as applicable) of (i) any relevant MDLZ Business IP that is material to the MDLZ Business and (ii) any other relevant MDLZ Business IP that the Company or Acorn, acting reasonably in the context of the Transaction as a whole, requests MDLZ to seek consent; and

(b)	the Company shall (and shall procure that each Charger Group Company shall) provide such reasonable assistance as MDLZ requests in order to obtain that consent or permission;

in complying with its obligations in this clause 12.4.3, MDLZ shall (and shall procure that each relevant Retained MDLZ Group Company shall) not vary or amend, any Transferred MDLZ IP Licence to which this clause 12.4.3 relates in connection with obtaining the relevant consent, in each case without the prior consent of the Company. In addition, no MDLZ Group Company shall be obliged to make any payment to anyone in connection with obtaining such consents;

12.4.4	from Closing until the relevant consent or permission is obtained, MDLZ shall (and shall procure that each relevant Retained MDLZ Group Company shall) at the Company’s sole cost and risk:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	continue to protect, defend and enforce and maintain and renew (consistent with past practice):

(i)	any relevant Transferred MDLZ IP Rights; and

(ii)	any Retained MDLZ IP Rights to the extent they relate to the MDLZ Business; and

(b)	do each act and thing reasonably requested of it by the Company to provide for the Charger Group the benefits of such MDLZ Business IP, provided that nothing in this clause 12.4.4 shall require MDLZ to do anything that would create a material risk of: (i) loss of Intellectual Property Rights or rights to use Intellectual Property under licence; or (ii) breach of contract;

(c)	not assign, grant or otherwise transfer any right, title or interest in, impose any encumbrance on or otherwise take any actions with respect to such MDLZ Business IP (or the MDLZ Records) that would interfere with its and their ability to transfer, assign, license, sub-license or disclose that MDLZ Business IP to the Company when any relevant restrictions cease to have effect, provided that nothing shall prevent renewal or renegotiation of any arrangements with the AGF Partner in connection with the AGF IP Rights or the DSF Partner in connection with the DSF IP Rights;

12.4.5	to the extent that, at any time following Closing:

(a)	MDLZ obtains any relevant consent or permission;

(b)	any applicable agreements restricting transfer, assignment, license or sub-license or disclosure expire; or

(c)	any applicable obligations restricting transfer, assignment, license or sub-license or disclosure cease to apply,

MDLZ shall (and shall procure that the relevant Retained MDLZ Group Company shall) transfer, assign, license or sub-license or disclose the relevant MDLZ Business IP (as applicable), as soon as practicable, to the relevant Charger Group Company on terms that no consideration is required to be provided or payable by that Charger Group Company (other than that already paid under this Agreement). Each cost related to such transfer, assignment, license or sub-license shall be borne by the party that would have borne it under the Transaction Documents at Closing; and

12.4.6	to the extent that, at any time prior to or following Closing, MDLZ becomes aware that a consent sought pursuant to this clause 12.4 is denied or is reasonably likely to be denied, MDLZ will notify the Company as soon as reasonably practicable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.5	From Closing:

12.5.1	the Company (or the Charger Group Company designated to receive it in the MDLZ Macro Plans) shall be entitled to the benefit of each Transferred MDLZ IP Licence (whether arising before or after Closing) and, subject to clause 12.4, this Agreement shall constitute an assignment of such benefits to the Company (or, if applicable, such designated Charger Group Company) with effect from Closing;

12.5.2	the Company shall (and shall procure that the designated Charger Group Company shall) carry out, perform, complete and pay all the obligations and Liabilities of any Retained MDLZ Group Company to be discharged under each Transferred MDLZ IP Licence (whether before or after Closing); and

12.5.3	the Company shall (and shall procure that each Charger Group Company shall) indemnify, and keep indemnified, each Retained MDLZ Group Company promptly following demand against each Liability which that Retained MDLZ Group Company incurs as a result of any failure on the part of any Charger Group Company to carry out, perform, complete and pay the obligations and Liabilities set out in clause 12.5.2 (including each Liability incurred as a result of defending or settling a claim alleging such a Liability).

Existing Licences of MDLZ Business IP

12.6	Any transfer, assignment, licence or sub-licence, or disclosure of any MDLZ Business IP to any Charger Group Company pursuant to the transactions envisaged under this Agreement shall be made on the basis that such transfer, assignment, license or sub-license, or disclosure is subject to the rights of any third parties under any existing licence, sub-licence, or other agreement or arrangement pertaining to such Intellectual Property Rights (including pursuant to the Existing IP Licences Out). For the purposes of this clause 12.6, the rights of third parties include rights of Retained MDLZ Group Companies (i) in relation to Transferred MDLZ IP Rights and the Transferred MDLZ IP Licences, in relation to which any licences shall be limited to those set out in the IP Transfer Agreement and the Company Trade Mark Licence and (ii) in relation to Retained MDLZ IP Rights and the Retained MDLZ IP Licences, in relation to which the Retained MDLZ Group Companies’ right to use in the Coffee Business shall be limited to the extent necessary to comply with licensing or other obligations to third parties existing as of the Closing Date. Without prejudice to the IP Transfer Agreement and the Company Trade Mark Licence, any existing licence, sub-licence, or other agreement or arrangement pertaining to Transferred MDLZ IP Rights or Transferred MDLZ IP Licences as between or among any Retained MDLZ Group Companies and MDLZ Transferred Group Companies shall terminate and be of no further force or effect from and after Closing to the extent in effect as of the Closing.

MDLZ Records

12.7	If any MDLZ Records cannot be delivered or provided to the Charger Group at or after Closing without creating a material risk of breach of the KFG Master Patent Agreement or the [ * * * ]:

12.7.1	MDLZ shall not be obliged to deliver or provide those MDLZ Records to the Charger Group until such time as delivery or provision would not constitute such a breach; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.7.2	until such time as delivery or provision would not constitute such a breach, MDLZ shall retain and maintain such MDLZ Records and do each act and thing reasonably requested of it by the Company to provide for the Charger Group the benefits of such MDLZ Records, provided that nothing in this clause 12.7 shall require MDLZ to do anything that would create a material risk of such breach, provided further, that if such material risk exists then MDLZ and the Company shall use all reasonable endeavours to achieve an alternative solution pursuant to which the full benefits of any such MDLZ Records can be provided to the Charger Group; and

12.7.3	at such time as delivery or provision would not constitute such a breach, MDLZ shall (and shall procure that the relevant Retained MDLZ Group Company shall) deliver or provide the relevant MDLZ Records, as soon as practicable, to the Charger Group on terms that no consideration is required to be provided or payable by the Charger Group (other than that already paid under this Agreement) as such MDLZ Records would have been transferred or provided had such material risk not existed as of the Closing.

Third Party Rights

12.8	Each Retained MDLZ Group Company may enforce the terms of clause 12.5 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company is aware of and has accepted that stipulation, to the extent such acceptance is required.

13.	ASIAN JOINT VENTURES

13.1	The parties acknowledge that MDLZ has no desire to sell its shares in AGF or DSF but that, in the context of this Transaction, it is prepared to give each of the AGF Partner and the DSF Partner the choice of having the Charger Group as their partner. To the extent that it has not already done so prior to the date of this Agreement, MDLZ shall (and shall procure that the relevant MDLZ Group Company shall) introduce Acorn to the AGF Partner, and the DSF Partner as soon as practicable after the date of this Agreement. The Partners shall then co-operate to offer each of the AGF Partner and the DSF Partner the choice as to whether it would prefer the AGF Shares or the DSF Shares (as the case may be) to be:

13.1.1	retained by the Retained MDLZ Group; or

13.1.2	transferred to the Charger Group.

13.2	If the AGF Partner elects to have the AGF Shares transferred to the Charger Group prior to Closing, the AGF Shares shall be MDLZ Transferred Assets (rather than Retained MDLZ Assets.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.3	If the DSF Partner elects to have the DSF Shares transferred to the Charger Group prior to Closing:

13.3.1	the DSF Shares shall be MDLZ Transferred Assets (rather than Retained MDLZ Assets); and

13.3.2	the DSF IP Rights shall be Dedicated MDLZ IP Rights (rather than Retained MDLZ IP Rights).

13.4	The relevant MDLZ Macro Plans will be adjusted to reflect the elections of the AGF Partner and the DSF Partner.

14.	MDLZ CONTRACTS

Exclusive MDLZ Contracts and Shared MDLZ Contracts

14.1	Without prejudice to clause 7.16, this clause 14 (except for clause 14.3) shall not apply to any MDLZ Contract that, at Closing, has been transferred or assigned to, or is otherwise held for the benefit of, a MDLZ Transferred Group Company (including as contemplated in clause 14.5.4), prior to Closing in accordance with the terms of this clause 14 (as it applies to that transfer or assignment pursuant to clause 7.16).

14.2	In this clause 14, the expression “that part of a Shared MDLZ Contract which specifically relates to the MDLZ Business” (or any similar expression) shall be deemed to include, in the case of a Shared MDLZ Contract which contains an obligation to purchase a minimum volume of goods and/or services (a “Minimum Volume Obligation”) which cannot be fairly apportioned between the MDLZ Business and the other businesses of the MDLZ Group, that proportion of such Minimum Volume Obligation as equals the proportion of goods and/or services purchased under that Shared MDLZ Contract in respect of the MDLZ Business during the 12 months prior to the Closing Date.

14.3	Between the date of this Agreement and Closing, each Partner shall:

14.3.1	promptly use its best endeavours (without approaching contract counterparties unless it would be unreasonable not to do so) to locate a true, correct and complete copy of each material MDLZ Contract or material contract to which an Acorn Group Company is a party (as the case may be); and

14.3.2	provide the other Partner and its external legal counsel with [ * * * ].

14.4	From Closing:

14.4.1	the Company (or the Charger Group Companies designated to receive them in the MDLZ Macro Plans) shall be entitled to the benefit of:

(a)	the Exclusive MDLZ Contracts; and

(b)	that part of each Shared MDLZ Contract that specifically relates to the MDLZ Business,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(in each case whether arising before or after Closing) and, subject to clause 14.5, this Agreement shall constitute an assignment of such benefits to the Company (or, if applicable, such designated Charger Group Companies) with effect from Closing;

14.4.2	the Company shall (and shall procure that the relevant designated Charger Group Companies shall) carry out, perform, complete and pay:

(a)	all the obligations and Liabilities of any Retained MDLZ Group Company to be discharged under the Exclusive MDLZ Contracts; and

(b)	those obligations and Liabilities of any Retained MDLZ Group Company to be discharged under that part of each Shared MDLZ Contract which specifically relates to the MDLZ Business,

(in each case whether arising before or after Closing), in each case other than the Retained MDLZ Liabilities; and

14.4.3	the Company shall indemnify, and keep indemnified, each Retained MDLZ Group Company promptly following demand against each Liability which that Retained MDLZ Group Company incurs as a result of any failure on the part of any Charger Group Company to carry out, perform, complete and pay the obligations and liabilities set out in clause 14.4.2 (including each Liability incurred as a result of defending or settling a claim alleging such a Liability).

14.5	If an Exclusive MDLZ Contract or that part of a Shared MDLZ Contract that specifically relates to the MDLZ Business cannot be assigned to the Company (or the Charger Group Company designated to receive it in the MDLZ Macro Plans) except by an assignment made with a specified person’s consent:

14.5.1	this Agreement does not constitute an assignment or an attempted assignment of such Exclusive MDLZ Contract or that part of that Shared MDLZ Contract if the assignment or attempted assignment would constitute a breach of the Exclusive MDLZ Contract or Shared MDLZ Contract;

14.5.2	if the Partners agree (acting reasonably and in good faith) that consent should be sought from any person (other than KFG, the AGF Partner or the DSF Partner) prior to Closing:

(a)	MDLZ shall (and shall procure that the relevant MDLZ Group Company shall) use its reasonable endeavours to obtain the relevant person’s consent to the assignment prior to Closing; and

(b)	the Company shall (and shall procure that each Charger Group Company shall) provide such reasonable assistance as MDLZ requests;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.5.3	for a period of [ * * * ] months from Closing or, in the case of the [ * * * ] only, for a period of [ * * * ] years from Closing (and, in any case, should MDLZ elect, prior to Closing):

(a)	MDLZ shall (and shall procure that the relevant Retained MDLZ Group Company shall) use its reasonable endeavours to obtain the relevant person’s consent to the intended assignment, provided that the relevant Exclusive MDLZ Contract or Shared MDLZ Contract is a Material MDLZ Contract; and

(b)	the Company shall (and shall procure that each Charger Group Company shall) provide such reasonable assistance as MDLZ requests;

14.5.4	from Closing, until the relevant consent is obtained, MDLZ shall procure that the relevant Retained MDLZ Group Company that is a party to that MDLZ Contract shall:

(a)	hold that Exclusive MDLZ Contract or Shared MDLZ Contract (as applicable) for the benefit of the Company (or such designated Charger Group Company);

(b)	continue to remain a party to that Exclusive MDLZ Contract or Shared MDLZ Contract (as applicable) until such time as it is terminated or expires;

(c)	as soon as reasonably practicable after receipt, account for and pay to the Company (or such designated Charger Group Company) any monies, goods or other benefits received under that Exclusive MDLZ Contract or in relation to that part of the Shared MDLZ Contract which specifically relates to the MDLZ Business); and

(d)	at the Company’s sole cost and risk, do each act and thing reasonably requested of it by the Company to enable performance of and to provide for the Charger Group the benefits of that Exclusive MDLZ Contract or that part of that Shared MDLZ Contract, save that in respect of a Shared MDLZ Contract, MDLZ shall be entitled to refuse to take any action that may, in MDLZ’s reasonable opinion, have a material negative impact on that part of that MDLZ Shared Contract that does not relate to the MDLZ Business;

14.5.5	subject to clause 14.5.6, if the consent referred to in clause 14.5.3(a) is obtained at any time after Closing, MDLZ shall (and shall procure that the relevant Retained MDLZ Group Company shall) assign the benefit (but not the burden) of that Exclusive MDLZ Contract or that part of that Shared MDLZ Contract that specifically relates to the MDLZ Business, as soon as practicable, to the designated Charger Group Company on terms that no consideration is required to be provided or payable by the relevant Charger Group Company for such assignment (other than that already paid under this Agreement) and each cost related to such assignment shall be borne by the party that would have borne it under the Transaction Documents at Closing; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.5.6	if the person’s consent cannot be obtained pursuant to clause 14.5.3 within [ * * * ] months following the Closing Date (or, in the case of the [ * * * ], within [ * * * ] years):

(a)	MDLZ (and the relevant Retained MDLZ Group Company) shall be entitled to [ * * * ]; and

(b)	MDLZ will have no further obligation to Acorn or to any Charger Group Company relating to that MDLZ Contract; and

in complying with its obligations in this clause 14.5, MDLZ shall (and shall procure that each relevant Retained MDLZ Group Company shall) not vary or amend, any MDLZ Contract to which this clause 14.5 relates in connection with obtaining the relevant consent, in each case without the prior consent of the Company. In addition, no MDLZ Group Company shall be obliged to make any payment to anyone in connection with obtaining such consents.

14.6	If the terms of the relevant MDLZ Contract do not permit the benefit of the Exclusive MDLZ Contract or the relevant part of the Shared MDLZ Contract to be held for the benefit of the Company (or, if applicable, the designated Charger Group Company) in accordance with clause 14.5.4(a), then MDLZ and the Company shall use all reasonable endeavours to achieve an alternative solution pursuant to which the full benefit and burden of the Exclusive MDLZ Contract or that part of the relevant Shared MDLZ Contract that relates to the MDLZ Business can be transferred to the Company (or the relevant Charger Group Company).

14.7	Following Closing, the Partners and the Company shall, at the sole cost of the Company, use their reasonable endeavours to arrange for each Shared MDLZ Contract that is material to the MDLZ Business to be split into:

14.7.1	an agreement on broadly equivalent or more favourable terms as that Shared MDLZ Contract between the original counterparty and the relevant Charger Group Company but relating exclusively to the MDLZ Business; and

14.7.2	an agreement on broadly equivalent or more favourable terms as that Shared MDLZ Contract between the original counterparty and the relevant Retained MDLZ Group Company relating exclusively to all other businesses of the Retained MDLZ Group, and, in undertaking that split, the Partners and the Company shall not give undue preference either to the MDLZ Business or to the other businesses of the Retained MDLZ Group.

14.8	Each Retained MDLZ Group Company may enforce the terms of clause 14.4.3 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company is aware of and has accepted that stipulation, to the extent such acceptance is required.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

KFG Master Agreements

14.9	Without prejudice to clause 12, MDLZ shall (and shall provide that the relevant Retained MDLZ Group Company shall), in consultation with the Company and to the extent related to the Coffee Business, continue to perform its obligations and exercise its rights in relation to certain MDLZ Business IP which would have been transferred, licensed, sub-licensed or disclosed to the Company pursuant to this Agreement but for further obligations under the KFG Master Patent Agreement and/or the KFG Master Trademark Agreement to the counterparties to those contracts (the “Contract Counterparties”) which restrict such transfer, license, sub-license or disclosure.

14.10	Without prejudice to clause 12, from Closing until any restrictions on transfer, license, sub-license or disclosure cease to apply, MDLZ shall (and shall provide that the relevant Retained MDLZ Group Company shall), in consultation with the Company and to the extent related to the Coffee Business, perform its obligations, to and exercise its rights in relation to, Contract Counterparties in such manner as to give the Company the benefit of such MDLZ Business IP for use in the Charger Business to the fullest extent possible without breaching obligations to Contract Counterparties.

14.11	In relation to the obligations under clauses 14.9 and 14.10, the Company shall (and shall provide that each Charger Group Company shall) do all acts required, and refrain from doing all prohibited acts, to discharge all of the Retained MDLZ Group Companies’ obligations to Contract Counterparties as may be advised by MDLZ to the Company from time to time. Non exhaustive examples of obligations arising under these Contracts are listed in schedule 15. The Company shall indemnify, and keep indemnified, each Retained MDLZ Group Company promptly following demand against each Liability which that Retained MDLZ Group Company incurs as a result of MDLZ having notified the Company of an obligation to a Contract Counterparty and any failure on the part of any Charger Group Company to comply with the obligation under this clause 14.11 (including each liability incurred as a result of defending or settling a claim alleging such a Liability).

14.12	The Company shall be responsible for its costs of complying with its obligations, and for the Retained MDLZ Group’s costs of complying with its obligations, under clauses 14.9 to 14.11.

14.13	Each Retained MDLZ Group Company may enforce the terms of clause 14.11 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company is aware of and has accepted that stipulation, to the extent such acceptance is required.

14.14	Each of MDLZ and the Company hereby acknowledges that certain of the MDLZ Business IP is subject to the KFG Master Trademark Agreement or the KFG Master Patent Agreement or the [ * * * ]. Any transfer of MDLZ Business IP subject to, and of any related rights under, the KFG Master Trademark Agreement and the KFG Master Patent Agreement, is made on the basis that any Charger Group Company which is a transferee of any such MDLZ Business IP and related rights expressly assumes in writing all of the obligations of the relevant transferor under the KFG Master Trademark Agreement and KFG Master Patent Agreement with respect to such transferred MDLZ Business IP and related rights, and acknowledges KFG as the intended beneficiary of those obligations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.	CLOSING ADJUSTMENT FOR PENSIONS ITEMS

The provisions of schedule 11 shall apply to determine the Aggregate MDLZ Net DB Liabilities and the Aggregate Acorn Net DB Liabilities for the purposes of the definitions of Actual Acorn Indebtedness and Actual MDLZ Indebtedness.

16.	MDLZ PROPERTIES

The provisions of schedule 13 shall apply to the contribution or sale to the Company (or to the Charger Group Companies designated to receive them in the MDLZ Macro Plans) of the MDLZ Properties (other than, but without prejudice to clause 7.16, those MDLZ Properties that are transferred to a MDLZ Transferred Group Company pursuant to the MDLZ Reorganisation).

17.	RECEIVABLES AND PAYABLES

17.1	Five Business Days prior to Closing, MDLZ shall give each of Acorn and the Company:

17.1.1	a list in the form set out in schedule 12 (the “Estimates List”) setting out:

(a)	MDLZ’s reasonable estimate (acting in good faith) of the MDLZ Receivables Amount as at Closing:

(i)	in respect of each country in which MDLZ Receivables are to be transferred to the Charger Group at Closing and, if there is more than one MDLZ Group Company operating in such country, the estimate shall also set out the relevant amounts on an entity by entity basis; and

(ii)	in the case of Poland, the estimate shall also set out the relevant amounts on an invoice by invoice basis; and

(b)	MDLZ’s reasonable estimate (acting in good faith) of the MDLZ Payables Amount as at Closing:

(i)	in respect of each country in which MDLZ Payables are to be assumed by the Charger Group at Closing and, if there is more than one MDLZ Group Company operating in such country, the estimate shall also set out the relevant amounts on an entity by entity basis; and

(ii)	in the case of Poland, the estimate shall also set out the relevant amounts on an invoice by invoice basis.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.1.2	for each country shown in the Estimates List, a list setting out:

(a)	the amount of each MDLZ Receivable, the name and address of the relevant trade debtor, the date on which the MDLZ Receivable became or will become due and payable, the amount of VAT chargeable in respect of the MDLZ Receivable and whether a valid VAT invoice has been issued in respect of the MDLZ Receivables (and, if so, by whom); and

(b)	the amount of each MDLZ Payable, the name and address of the relevant trade creditor, the date on which the MDLZ Payable is or became due and payable, the amount of VAT chargeable in respect of the MDLZ Payable and whether a valid VAT invoice has been issued in respect of the MDLZ Payable (and, if so, by whom).

17.2	Neither MDLZ nor any other Retained MDLZ Group Company shall be obliged to pay or discharge any MDLZ Payable where the amount in question is the subject of a genuine dispute.

17.3	Within ten Business Days of the Closing Date, MDLZ shall provide the Company with an updated list (on an invoice by invoice basis) of the MDLZ Payables and MDLZ Receivables at Closing relating to Poland but which do not appear on the Estimate List.

Collection Agent

17.4	During the period starting on the day after Closing and ending on the date falling [ * * * ] months after Closing, MDLZ shall (and shall procure that each relevant Retained MDLZ Group Company shall):

17.4.1	use its reasonable endeavours to collect those MDLZ Receivables notified pursuant to clauses 17.1 and and 17.3, as the relevant Charger Group Company’s agent; and

17.4.2	subject to clause 17.2, pay or discharge the MDLZ Payables notified pursuant to clauses 17.1 and 17.3 in accordance with their terms,

in each case, as the relevant Charger Group Company’s agent. After that period neither MDLZ nor any other Retained MDLZ Group Company has any further obligation to the Charger Group in respect of clauses 17.4 to 17.10.

17.5	MDLZ shall (and shall procure that any relevant Retained MDLZ Group Company shall), for the purpose of:

17.5.1	collecting the MDLZ Receivables; and

17.5.2	paying the MDLZ Payables,

in each case, in all material respects continue the policies, practices and procedures previously used by it in connection with the MDLZ Business as conducted at the date of this Agreement to collect MDLZ Receivables and pay MDLZ Payabales. MDLZ is not required to take legal proceedings to recover a MDLZ Receivable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.6	MDLZ may only compromise a MDLZ Receivable or give time or indulgence for payment of a MDLZ Receivable if it has first obtained the Company’s written consent (not to be unreasonably withheld or delayed).

17.7	Subject to clause 17.5, MDLZ has an absolute discretion as to which MDLZ Payables to discharge and the order in which the MDLZ Payables are discharged.

17.8	MDLZ shall (or shall procure that any relevant Retained MDLZ Group Company shall), within [ * * * ] days of the end of each quarter (commencing with the calendar quarter following Closing), pay to the Company (or such Charger Group Company as the Company may direct) any money (not including any money, or any part of any money, which represents VAT for which MDLZ (or any other Retained MDLZ Group Company) is the party with the liability to account to the relevant Taxing Authority, which shall be retained by MDLZ (or any other Retained MDLZ Group Company)) it or a Retained MDLZ Group Company has received during that quarter in respect of the MDLZ Receivables into such account or accounts as shall have been notified to MDLZ by the Company at least five Business Days prior to the date for payment.

17.9	The Company shall (or shall procure that any relevant Charger Group Company shall), within [ * * * ] days of the end of each quarter (commencing with the calendar quarter following Closing), pay to MDLZ (or such Retained MDLZ Group Company as MDLZ may direct) an amount equal to any amount which MDLZ or a Retained MDLZ Group Company has paid during that quarter in respect of the MDLZ Payables into such account as shall have been notified to the Company by MDLZ at least five Business Days prior to the date for payment.

17.10	Within five Business Days of a quarterly payment falling due pursuant to clauses 17.8 or 17.9 (as applicable), MDLZ shall give the Company written details of the amounts received during that quarter in respect of the MDLZ Receivables and the amounts applied in payment of the MDLZ Payables.

17.11	If the Company or any member of the Charger Group receives any monies in respect of a MDLZ Receivable, any obligation of MDLZ in respect of such MDLZ Receivable under this clause 17 shall cease to apply.

17.12	If the Company or any member of the Charger Group makes any payment of monies in respect of a MDLZ Payable, any obligation of MDLZ in respect of such MDLZ Payable under this clause 17 shall cease to apply.

18.	INTRA-GROUP AMOUNTS

18.1	No later than five Business Days prior to Closing:

18.1.1	Acorn shall notify MDLZ and the Company of its good faith estimate of the amount in Euros of:

(a)	the Acorn Intra-Group Payables; and

(b)	the Acorn Intra-Group Receivables,

in each case as at the Effective Time; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.1.2	MDLZ shall notify Acorn and the Company of its good faith estimate of the amount in Euros of:

(a)	the MDLZ Intra-Group Payables; and

(b)	the MDLZ Intra-Group Receivables,

in each case as at the Effective Time.

18.2	Immediately following Closing (and in any event no later than two Business Days following the Closing Date):

18.2.1	Acorn shall procure that the Estimated Acorn Intra Group Receivables are repaid by the relevant Retained Acorn Group Companies to the relevant Charger Group Companies;

18.2.2	MDLZ shall procure that the Estimated MDLZ Intra Group Receivables are repaid by the relevant Retained MDLZ Group Companies to the relevant Charger Group Companies; and

18.2.3	the Company shall procure that the Estimated Acorn Intra Group Payables and the Estimated MDLZ Intra-Group Payables are repaid by the relevant Charger Group Companies to the relevant Retained Acorn Group Companies and Retained MDLZ Group Companies (as the case may be).

18.3	If any amount forming part of the Actual Acorn Intra Group Payables exceeds the amount estimated in respect thereof in the Estimated Acorn Intra Group Payables or if any amount forming part of the Actual Acorn Intra Group Receivables is less than the amount estimated in respect thereof in the Estimated Acorn Intra Group Receivables, the Company shall procure that the amount of the difference in each case is paid by the relevant Charger Group Company to the relevant Retained Acorn Group Company.

18.4	If any amount forming part of the Actual MDLZ Intra Group Payables exceeds the amount estimated in respect thereof in the Estimated MDLZ Intra Group Payables or if any amount forming part of the Actual MDLZ Intra Group Receivables is less than the amount estimated in respect thereof in the Estimated MDLZ Intra Group Receivables, the Company shall procure that the amount of the difference in each case is paid by the relevant Charger Group Company to the relevant Retained MDLZ Group Company.

18.5	If any amount forming part of the Actual Acorn Intra Group Receivables exceeds the amount estimated in respect thereof in the Estimated Acorn Intra Group Receivables, or if any amount forming part of the Actual Acorn Intra Group Payables is less than the amount estimated in respect thereof in the Estimated Acorn Intra Group Payables, Acorn shall procure that the amount of the difference in each case is paid to the relevant Charger Group Company by the relevant Retained Acorn Group Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.6	If any amount forming part of the Actual MDLZ Intra Group Receivables exceeds the amount estimated in respect thereof in the Estimated MDLZ Intra Group Receivables, or if any amount forming part of the Actual MDLZ Intra Group Payables is less than the amount estimated in respect thereof in the Estimated MDLZ Intra Group Payables, MDLZ shall procure that the amount of the difference in each case is paid to the relevant Charger Group Company by the relevant Retained MDLZ Group Company.

18.7	For the avoidance of doubt, if:

18.7.1	in relation to any individual amount included within the Estimated Acorn Intra Group Payables, Estimated MDLZ Intra-Group Payables, Estimated Acorn Intra Group Receivables or Estimated MDLZ Intra-Group Receivables there is no corresponding amount included within the Actual Acorn Intra Group Payables, Actual MDLZ Intra-Group Payables, Actual Acorn Intra Group Receivables or Actual MDLZ Intra-Group Receivables respectively, there shall be deemed to be a corresponding actual amount of zero; and

18.7.2	in relation to any individual amount included within the Actual Acorn Intra Group Payables, Actual MDLZ Intra-Group Payables, Actual Acorn Intra Group Receivables or Actual MDLZ Intra-Group Receivables, there is no corresponding amount included within the Estimated Acorn Intra Group Payables, Estimated MDLZ Intra-Group Payables, Estimated Acorn Intra Group Receivables or Estimated MDLZ Intra-Group Receivables respectively, there shall be deemed to be a corresponding estimated amount of zero.

18.8	Any payment pursuant to clauses 18.3 to 18.7 shall be made by transfer of funds for same day value to such account as shall have been notified by the party whose Group Company is to receive a payment to the party whose Group Company is to make the payment within five Business Days of the Determination Date without set off, deduction or withholding (except as required by law or permitted by this Agreement).

18.9	The parties agree that, with effect from Closing, all MDLZ Intra Group Trading Amounts and Acorn Intra-Group Trading Amounts shall be settled in the ordinary and normal course of business, in accordance with the terms on which such MDLZ Intra Group Trading Amounts or Acorn Intra-Group Trading Amounts were incurred and shall (and shall procure that each relevant member of its respective Group shall) act accordingly.

Cash Pooling

18.10	Acorn shall take all actions to ensure that, by Closing, no Retained Acorn Group Company shall participate in any cash pooling arrangement with any DEMB Group Company.

18.11	MDLZ shall take all actions to ensure that, by Closing, no Retained MDLZ Group Company shall participate in any cash pooling arrangement with any MDLZ Transferred Group Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.	IT SYSTEMS

19.1	Acorn shall use its best endeavours to ensure that, at Closing, the Charger Group has such fully operational and adequately tested IT Systems (including [ * * * ]) in all material respects as are required to run the Charger Business from Closing.

19.2	MDLZ shall (and shall procure that each relevant MDLZ Group Company shall) provide all such reasonable access to personnel, assistance and information (including on relevant systems and processes) as is requested by Acorn in order to comply with its obligations in clause 19.1. MDLZ acknowledges and agrees that Acorn shall not be in breach of clause 19.1 to the extent such breach resulted from a breach by MDLZ (or a relevant MDLZ Group Company) of its obligations under this clause 19.2.

20.	ACORN TRANSFERRED ASSETS

20.1	Subject to the remainder of this clause 20, the Partners acknowledge and agree that the sale and transfer of the Acorn Transferred Assets to the Charger Group pursuant to clauses 2.2.3 and 2.3 shall be implemented for each type of Acorn Transferred Asset as if the provisions applying to the transfer or assignment of the same type of MDLZ Transferred Asset in this Agreement (if any) apply mutatis mutandis, including:

20.1.1	the transfer of any Intellectual Property shall take place on the same basis as set out in clauses 12.4 and 12.5 in the same manner as it applies to Dedicated MDLZ IP Rights or Transferred MDLZ IP Licences;

20.1.2	the assignment of any contract or agreement shall take place on the same basis as set out in clause 14 as it applies to Exclusive MDLZ Contracts; and

20.1.3	the transfer of any real estate shall take place on the same basis as set out in clause 16 and schedule 13 as it applies to Exclusive MDLZ Properties,

but excluding the provisions of clause 17.

21.	FURTHER POST-CLOSING OBLIGATIONS

Wrong Pocket Charger Assets

21.1	If, in the period of three years following the Closing Date, either Partner or the Company becomes aware that a Partner or a member of its Retained Group has any right, title or interest in any Transferred Asset or Underlying Transferred Asset that, in each case, is material to the Charger Business in a particular country other than France (such Transferred Asset or Underlying Transferred Asset, a “Wrong Pocket Charger Asset”), then it shall promptly notify:

21.1.1	in the case of a Partner, the other Partner and the Company; and

21.1.2	in the case of the Company, both Partners.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21.2	On receipt of a notice referred to in clause 21.1:

21.2.1	the Company shall (or shall procure that the relevant Charger Group Company shall) first use all reasonable endeavours to obtain such Wrong Pocket Charger Asset pursuant to the provisions of the agreements effecting the relevant Reorganisation;

21.2.2	if these endeavours fail or the Charger Group has no rights to obtain such Wrong Pocket Charger Asset under these agreements:

(a)	the relevant Partner shall transfer or assign (or procure the transfer or assignment) of, all such right, title and interest in the Wrong Pocket Charger Asset, together with any benefit or sum paid or accruing to any member of that Partner’s Retained Group as a result of having or having had any right, title and/or interest in the Wrong Pocket Charger Asset since Closing, as soon as reasonably practicable, to such Charger Group Company as the Company designates (having taken tax advice, to the extent practicable, on the identity of that Charger Group Company) on terms that no consideration is required to be provided or paid by any Charger Group Company for such transfer or assignment;

(b)	the relevant Partner shall (and shall procure that each member of its Retained Group shall) execute all such documents and do all such things as may be necessary to validly effect the transfer or assignment and to vest the relevant right, title and/or interest in the Wrong Pocket Charger Asset in the designated Charger Group Company;

(c)	the Company shall (and shall procure that each Charger Group Company shall) provide such assistance to the relevant Partner and the relevant members of its Retained Group as that Partner reasonably requires for the purposes of effecting the transfer or assignment of the relevant right, title and/or interest in the Wrong Pocket Charger Asset in accordance with this clause 21.2.2; and

(d)	the Company will reimburse each member of the relevant Partner’s Retained Group for any Liability reasonably incurred in maintaining or protecting its right, title and/or interest in the Wrong Pocket Charger Asset.

Wrong Pocket Partner Assets

21.3	If, in the period of three years following the Closing Date, either Partner or the Company becomes aware that a Charger Group Company has any right, title or interest in any material asset or right which was transferred to the Charger Group by a person that was, prior to Closing, or is a member of a Partner’s Group (directly or indirectly pursuant to a sale or contribution of a MDLZ Contributed Company, a MDLZ Sale Company, an Acorn Contributed Company or an Acorn Sale Company) either: (a) in error; or (b) but which does not relate to the MDLZ Business or the Acorn Business (such an asset or right as described in (a) and (b), a “Wrong Pocket Partner Asset”), then it shall promptly notify:

21.3.1	in the case of a Partner, the other Partner and the Company; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21.3.2	in the case of the Company, both Partners.

21.4	On receipt of a notice referred to in clause 21.3:

21.4.1	the relevant Partner shall (or shall procure that the relevant member of its Retained Group shall) first use all reasonable endeavours to obtain such Wrong Pocket Partner Asset pursuant to the provisions of the agreements effecting the relevant Reorganisation;

21.4.2	if these endeavours fail or the relevant Partner’s Retained Group has no rights to obtain such Wrong Pocket Partner Asset under these agreements:

(a)	the Company shall transfer or assign (or procure the transfer or assignment) of, all such right, title and interest in the Wrong Pocket Partner Asset, together with any benefit or sum paid or accruing to any Charger Group Company as a result of having or having had any right, title and/or interest in the Wrong Pocket Partner Asset since Closing, as soon as reasonably practicable, to such member of the relevant Partner’s Retained Group as the relevant Partner designates on terms that no consideration is required to be provided or paid by any member of that Partner’s Retained Group for such transfer or assignment;

(b)	the Company shall (and shall procure that each Charger Group Company shall) execute all such documents and do all such things as may be necessary to validly effect the transfer or assignment and to vest the relevant right, title and/or interest in the Wrong Pocket Partner Asset in the designated member of the relevant Partner’s Retained Group;

(c)	each Partner shall (and shall procure that each member of its Retained Group shall) provide such assistance to the Company and the relevant Charger Group Companies as the Company reasonably requires for the purposes of effecting the transfer or assignment of the relevant right, title and/or interest in the Wrong Pocket Partner Asset in accordance with this clause 21.4.2; and

(d)	the relevant Partner will reimburse each Charger Group Company against each Liability reasonably incurred in maintaining or protecting its right, title and/or interest in the Wrong Pocket Partner Asset.

All Wrong Pocket Assets

21.5	Without prejudice to clause 21.6, neither Partner, nor the Company, will be obliged to transfer or assign (or to procure the transfer or assignment of) any Wrong Pocket Asset which cannot by its terms or by applicable Law be so transferred or assigned, provided that each Partner and the Company will co-operate and will use reasonable endeavours to obtain such consents and approvals from third parties as may be necessary in order to complete such transfer or assignment as soon as practicable after

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

a notice is delivered pursuant to clause 21.1 or clause 21.3 (as applicable). If and when such consents have been obtained, the transfer or assignment of such Wrong Pocket Charger Asset will be effected in accordance with clause 21.2 or clause 21.4 (as applicable).

21.6	MDLZ will not be obliged to transfer or assign (or to procure the transfer or assignment of) any Wrong Pocket Partner Asset relating to the MDLZ Business if a transfer, assignment, license or sub-license of that Wrong Pocket Partner Asset would create a material risk of: (a) loss of Intellectual Property Rights or rights to use Intellectual Property under licence; or (b) breach of contract.

21.7	Pending the transfer or assignment of any right, title or interest in any Wrong Pocket Asset as provided in clause 21.2 or clause 21.4 (as applicable) and to the extent permitted by applicable Law and the terms of the relevant Wrong Pocket Asset, the Partner whose Retained Group has such right, title or interest (or, in the case of a Wrong Pocket Partner Asset, the Company) must:

21.7.1	hold, or cause the relevant member of its Group to hold, such Wrong Pocket Asset for the use and benefit of the member of the relevant Group to which such right, title or interest is to be transferred or assigned; and

21.7.2	at such transferee’s sole cost, do each act and thing reasonably requested of it by the transferee to enable performance of and to provide for the transferee the benefits of that Wrong Pocket Asset.

Wrong Pocket Charger Liabilities

21.8	If, in the period of three years following the Closing Date, either Partner or the Company becomes aware that a Partner or a member of its Retained Group has any right, title or interest in any material Assumed Liability (such Assumed Liability, a “Wrong Pocket Charger Liability”) then it shall promptly notify:

21.8.1	in the case of a Partner, the other Partner and the Company; and

21.8.2	in the case of the Company, both Partners.

21.9	On receipt of a notice referred to in clause 21.8:

21.9.1	the Company shall (or shall procure that the relevant Charger Group Company shall) first use all reasonable endeavours to Assume such Wrong Pocket Charger Liability pursuant to the provisions of the agreements effecting the relevant Reorganisation;

21.9.2	if those endeavours fail or the Charger Group has no right to Assume such Wrong Pocket Charger Liability under those agreements:

(a)	the Company shall, or shall cause a Charger Group Company to Assume such Wrong Pocket Charger Liability, as soon as reasonably practicable, on terms that no consideration is required to be provided or paid by any Partner or any member of its Retained Group for such Assumption;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the Company shall execute, or procure to be executed, all such documents and shall do, or procure to be done, all such things as may be necessary to validly effect the Assumption of the Wrong Pocket Charger Liability by the relevant Charger Group Company;

(c)	each Partner shall (and shall procure that each member of its Retained Group shall) provide such assistance to the Company and the relevant Charger Group Companies as the Company reasonably requires to Assume the Wrong Pocket Charger Liability in accordance with clause 21.9.2; and

(d)	the Company will reimburse each member of the relevant Partner’s Retained Group for any Liability reasonably incurred in having or having had the Wrong Pocket Charger Liability.

Wrong Pocket Partner Liabilities

21.10	If, in the period of three years following the Closing Date, either Partner or the Company becomes aware that the Company or a Charger Group Company has any material Liability that it assumed from a member of a Partner’s Retained Group (directly or indirectly pursuant to a sale or contribution of a MDLZ Contributed Company, a MDLZ Sale Company, an Acorn Contributed Company or an Acorn Sale Company) but which does not relate to the MDLZ Business or the Acorn Business (such Liability, a “Wrong Pocket Partner Liability”), then it shall promptly notify:

21.10.1	in the case of a Partner, the other Partner and the Company; and

21.10.2	in the case of the Company, both Partners.

21.11	On receipt of a notice referred to in clause 21.10:

21.11.1	the relevant Partner shall (or shall procure that the relevant member of its Retained Group shall) first use all reasonable endeavours to Assume such Wrong Pocket Partner Liability pursuant to the provisions of the agreements effecting the relevant Reorganisation;

21.11.2	if those endeavours fail or the relevant Partner’s Retained Group has no rights to Assume such Wrong Pocket Partner Liability under those agreements:

(a)	the relevant Partner shall, or shall cause a member of its Retained Group to, Assume such Wrong Pocket Partner Liability, as soon as reasonably practicable, on terms that no consideration is required to be provided or paid by the Company or any Charger Group Company for such Assumption;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the relevant Partner shall execute, or procure to be executed, all such documents and shall do, or procure to be done, all such things as may be necessary to validly effect the Assumption of the Wrong Pocket Partner Liability by the relevant member of the relevant Partner’s Retained Group;

(c)	the Company and the other Partner shall (and shall procure that each member of its Retained Group shall) provide such assistance to the relevant Partner and the relevant members of its Retained Group as the relevant Partner reasonably requires to Assume the Wrong Pocket Partner Liability in accordance with clause 21.11.2; and

(d)	the relevant Partner will reimburse each Charger Group Company for any Liability reasonably incurred in having or having had the Wrong Pocket Partner Liability.

All Wrong Pocket Liabilities

21.12	Neither Partner, nor the Company will be obliged to Assume (or to cause any of the members of its Retained Group to Assume) any Wrong Pocket Liability which cannot by its terms or by applicable Law be so Assumed, provided that each Partner and the Company will co-operate and will use reasonable endeavours to obtain such consents as may be necessary in order to complete such Assumption as soon as practicable after a notice is delivered pursuant to clause 21.8 or clause 21.10 (as applicable). If and when such consents have been obtained, the Assumption of such Wrong Pocket Liability will be effected in accordance with clause 21.9 or clause 21.11 (as applicable).

Third Party Rights

21.13	Each Retained MDLZ Group Company and Retained Acorn Group Company may enforce the terms of clause 21 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company and Retained Acorn Group Company is aware of and has accepted that stipulation, to the extent such acceptance is required.

Access to Records

21.14	For five years starting on the Closing Date, each Partner shall allow the Company, and its employees and agents and any other person authorised by the Company:

21.14.1	to inspect the Records that are being retained by each Partner at all reasonable times during usual business hours; and

21.14.2	at the Company’s cost, to take copies of any of such Records that the Company reasonably requires.

For the purposes of this clause 21.14 only, “Records” shall be deemed to include records embodying Retained MDLZ IP Rights and Intellectual Property used by the MDLZ Business pursuant to Retained MDLZ IP Licences, provided that the provisions of clause 12.7 shall apply mutatis mutandis to the provision of such records.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insurance

21.15	After Closing, each Partner shall (and shall procure that each member of its Retained Group shall) use reasonable endeavours to assert its rights under any Insurance Policy in respect of any claim covered by an Insurance Policy of any member of its Retained Group in respect of any Liability arising from any accident, event or other occurrence that occurred prior to Closing, to the extent that Liability relates exclusively to that Partner’s Business, its Transferred Assets or its Underlying Transferred Assets (the “Covered Liability”), provided that the Partner shall not be obliged to take any action:

21.15.1	to the extent any Charger Group Company has a right to recover under any of its insurance policies (or otherwise against any third party) in respect of that Liability; or

21.15.2	which:

(a)	would cause its business interests (or those of any other member of its Retained Group) to be materially prejudiced;

(b)	is reasonably likely to result in a material increase to the insurance premiums payable by its Retained Group; or

(c)	is reasonably likely to adversely affect its Retained Group’s ability to obtain insurance on terms broadly equivalent to those obtained by its Group as at the date of this Agreement,

and the Company shall promptly pay or reimburse the applicable Partner (or member of its Retained Group) for any out-of-pocket costs or expenses reasonably incurred (including any deductible or self-insured retention) in complying with this clause 21.15.

21.16	If any member of a Partner’s Retained Group receives any proceeds after Closing from any claim under any Insurance Policy, for a Covered Liability, the relevant Partner shall (and shall procure that the relevant member of its Retained Group shall) hold such proceeds for the benefit of, and remit such proceeds to, the Company (net of any Tax or reasonable costs or expenses of its Retained Group) as soon as practicable and, in any event, within 20 Business Days following receipt. This clause 21.16 shall not apply to any such proceeds to the extent that:

21.16.1	the Partner or any member of its Retained Group has, before Closing, paid (or become liable to pay) that amount in:

(a)	repairing any damage or injury to which the Covered Liability relates; or

(b)	repayment, settlement or compensation of any person in respect of any damage or injury to which the relevant Covered Liability relates; or

21.16.2	the Covered Liability is a Liability of the Partner or any member of its Retained Group.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21.17	Immediately following Closing, the Company shall (and shall procure that the relevant Charger Group Companies shall) have in place insurance for the Charger Business which is [ * * * ]. Neither Partner (nor any Retained MDLZ Group Company or Retained Acorn Group Company) shall be obliged to maintain any insurance in respect of any asset of the Charger Group following Closing.

21.18	Each Partner shall (and shall procure that each relevant member of its Group shall) provide such reasonable assistance from the date of this Agreement as is requested by the Company in order to comply with its obligations pursuant to clause 21.17.

Change of Name and Packaging

21.19	Subject to clause 21.20, the Company shall cease to (and shall procure that each other Charger Group Company shall cease to):

21.19.1	within [ * * * ] months following Closing, use or display (including on or in any product, packaging, business stationery, documents, signs, promotional materials or website) any Transitional Marks (unless that name, mark or logo forms part of the Transferred MDLZ IP Rights, Transferred MDLZ IP Licences or is licensed to the Charger Group pursuant to the New MDLZ Trade Mark Licence in each case in respect of the jurisdiction in which that name mark or logo is used or displayed); and

21.19.2	other than to the extent permitted under the Transaction Documents, with effect from Closing, represent that MDLZ or any other Retained MDLZ Group Company retains any connection with the MDLZ Business (provided that this clause 21.19.2 shall not prevent the Company or a Charger Group Company referring to the MDLZ Group as a shareholder of the Company or as the former owner of the MDLZ Business or documenting the history of the MDLZ Business, or making any disclosures required by applicable Law or contractual obligations).

21.20	With effect from Closing:

21.20.1	subject to clauses 21.20.2, 21.22 and 21.23, MDLZ hereby grants (and shall procure that any relevant Retained MDLZ Group Company shall grant) the Company (and, if applicable, any other relevant Charger Group Company) a non-exclusive, non-transferable [ * * * ] and royalty-free licence to use or display the Transitional Marks in the Charger Business (in each case, substantially as conducted by the MDLZ Business during the 12 month period prior to Closing) only for the purposes of:

(a)	manufacturing, packaging, distributing or selling any product previously manufactured, packaged, distributed or sold by the MDLZ Business prior to Closing;

(b)	any advertising or promotional activities directly related to the marketing of any such products, including on any websites relating to the Charger Business; and/or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	displaying Transitional Marks on any MDLZ AFH Equipment to the extent that such Transitional Marks were already displayed on such items at Closing;

21.20.2	the Company shall (and shall procure that each other Charger Group Company shall) cease all use and display of the Transitional Marks as soon as reasonably practicable after Closing and, in any event, no later than 24 months after Closing, provided that:

(a)	the Company shall (and shall procure that each other Charger Group Company shall) use reasonable endeavours to use, distribute or sell any product bearing Transitional Marks before using distributing or selling equivalent products rebranded with any other trademark;

(b)	the Charger Group shall change any packaging, advertising or promotional material bearing the Transitional Marks as soon as reasonably practicable in the ordinary course of business; and

(c)	no Charger Group Company may ship any finished goods bearing the Transitional Marks after the date falling 24 months after Closing.

21.21	The parties acknowledge and agree that the Charger Group Companies shall have no obligation to remove any displays of any of the Transitional Marks from any items out of the control of the Charger Group Companies.

21.22	MDLZ may terminate the licence granted pursuant to clause 21.20 with respect to a Transitional Mark by notice (a “Termination Notice”) served on the Company at any time in the event that the Company’s (or, if applicable, a Charger Group Company’s) use or display of the Transitional Mark materially impairs the rights of any Retained MDLZ Group Company to such Transitional Mark or materially damages or dilutes the value, reputation or goodwill of, to or in any Retained MDLZ Group Company or any of such Transitional Mark, and such use or display has not been cured within fifteen (15) days following the Company’s receipt of the relevant Termination Notice (and the licence granted pursuant to clause 21.20 shall terminate immediately on such Termination Notice being served with respect to such Transitional Mark if not cured within such fifteen (15) day period).

21.23	Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall permit the use of, or transfer the ownership of, or grant any other interest in, the name of, or trademarks consisting of, “KRAFT” or “KRAFT FOODS” (including the Kraft hexagon logo (being the trademark owned by KFG that consists of “Kraft” bordered with a hexagon) or the composite logo that consists of “Kraft foods” and the “Flavourburst” graphic) (collectively, “Kraft Marks”). MDLZ shall take such actions (or cause the MDLZ Group Companies to take such actions) as are necessary to ensure that no use is made of the Kraft Marks in the MDLZ Business by [ * * * ]. The Partners shall take such actions (or cause the Charger Group Companies to take such actions) as are necessary to ensure that no use is made of the Kraft Marks in the Charger Business on and from Closing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Operation of the Charger Group post-Closing

21.24	Without limiting the generality of clause 22, the parties acknowledge that:

21.24.1	each of the obligations of Oak Leaf B.V. pursuant to section 5.2 of the Oak Merger Protocol in relation to the “Non-Financial Terms” set out in schedule 7 of the Oak Merger Protocol will be Assumed Acorn Liabilities and the parties acknowledge that the Company shall abide by those obligations to the same extent as Oak Leaf B.V. is obliged to do pursuant to the Oak Merger Protocol; and

21.24.2	the Company shall (and shall procure that the Charger Group shall) use its reasonable endeavours to operate the Charger Business in a manner consistent with the goals of a sustainability programme to be developed by the parties, taking into account the MDLZ Group’s sustainability programs, including the “Coffee Made Happy” Programme, the MDLZ Group’s existing commitments to that Programme, as referred to in the Coffee Made Happy Factsheet dated July 2013 and the MDLZ press release dated 29 October 2012 entitled “Mondelēz International To Invest in One Million Coffee Farming Entrepreneurs by 2020”, the DEMB Group’s existing sustainability programs, and such improvements as the parties shall consider desirable in the interest of sustainability.

21.25	Without prejudice to clause 21.24, the Partners and the Company agree that, subject to the parties complying with any Information and Consultation Process mandated by Law or applicable collective agreement, it is the intention that the Charger Group shall be established and initially operated on the basis that:

21.25.1	its overall Global HQ will be in the Netherlands;

21.25.2	it will operate two R&D centres, one in Banbury, UK and one in the Netherlands; strategic direction on R&D will be determined out of the Netherlands;

21.25.3	the office at Bremen will remain as a core office for the Charger Business in Germany;

21.25.4	the trading activities (run by [ * * * ] at the date of this Agreement) will continue to be run out of [ * * * ]; and

21.25.5	in countries in which, at the date of this Agreement, only one Partner has an operation that employs people and where the Charger Group intends to maintain a presence after Closing, the office location will be in the same city and within a reasonable commuting distance.

For the avoidance of doubt, this statement of intention shall not be taken as indicating that any party or any member of any party’s Group has taken a decision which, were it to have been taken prior to completing any Information and Consultation Process mandated by Law or applicable collective agreement, would place it in breach of such obligation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Acorn Incentive Awards

21.26	At (or shortly following) Closing, Acorn may, at its election, take any action necessary to procure that Acorn Incentive Equity is exchanged for equivalent options or awards over (or equivalent entitlements to) Consideration Shares (“Charger Incentive Equity”), provided that the aggregate value of such Acorn Incentive Equity does not exceed [ * * * ] (the “Shared Incentive Amount”). It is acknowledged that the Shared Incentive Amount will dilute both Partners.

21.27	Acorn may elect at (or shortly following) Closing to exchange for Charger Incentive Equity Acorn Incentive Equity with a value in excess of the Shared Incentive Amount, but only to the extent that such Charger Incentive Equity does not dilute the MDLZ Consideration Shares.

For the purpose of clauses 21.26 and 21.27, “Acorn Incentive Equity” shall mean options or awards over (or other entitlements to) shares in Acorn Holdings B.V. held by individuals who will be employees of the Charger Group following Closing at the date of this Agreement or immediately prior to Closing (including pursuant to any long-term incentive plan and whether vested or unvested).

Further Assurance

21.28	Subject to clause 17, each Partner shall immediately give to the Company all payments, notices, correspondence, information or enquiries in relation to the Transferred Assets, Underlying Transferred Assets or Assumed Liabilities which it (or any member of the Group) receives after Closing.

21.29	Subject to clause 17, the Company shall immediately give to:

21.29.1	MDLZ all payments, notices, correspondence, information or enquiries in relation to the Retained MDLZ Assets and Retained MDLZ Liabilities; and

21.29.2	Acorn all payments, and copies of all notices, correspondence, information or enquiries in relation to the Retained Acorn Liabilities,

which, in each case, it (or any Charger Group Company) receives after Closing.

21.30	Each Partner and the Company agrees to perform (or procure the performance of) all such acts and things and/or to execute and deliver (or procure the execution and delivery of) all such documents, as may be required by Law or as may be necessary or reasonably requested by the other Partner or the Company for giving full effect to this Agreement (including to ensure that full legal and beneficial title to the MDLZ Underlying Transferred Assets or the Acorn Underlying Transferred Assets (as the case may be), is vested in a Charger Group Company, to the extent that such acts or things cannot be done by a Charger Group Company) and securing to the other Partner or the Company the full benefit of the rights, powers and remedies conferred upon that other Partner or the Company by this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.	ASSUMED AND RETAINED LIABILITIES

22.1	From Closing, the Company shall (or shall procure that the Charger Group Companies designated to assume them in the relevant Macro Plan shall) assume and shall be liable to pay, perform, satisfy and discharge each of the Assumed MDLZ Liabilities and each of the Assumed Acorn Liabilities.

22.2	From Closing, the Company shall:

22.2.1	indemnify, and keep indemnified, each Retained MDLZ Group Company promptly following demand against each Liability incurred by that Retained MDLZ Group Company which arises (directly or indirectly) out of an Assumed MDLZ Liability or an Assumed Acorn Liability including each Liability reasonably incurred as a result of defending or settling a claim alleging such a Liability; and

22.2.2	indemnify, and keep indemnified, each Retained Acorn Group Company promptly following demand against each Liability incurred by that Retained Acorn Group Company which arises (directly or indirectly) out of an Assumed Acorn Liability or an Assumed MDLZ Liability, including each Liability reasonably incurred as a result of defending or settling a claim alleging such a Liability.

22.3	From Closing, MDLZ shall indemnify, and keep indemnified, each Charger Group Company and each Retained Acorn Group Company promptly following demand against each Liability incurred by that Charger Group Company or Retained Acorn Group Company (as applicable) which arises (directly or indirectly) out of a Retained MDLZ Liability including each Liability reasonably incurred as a result of defending or settling a claim alleging such a Liability.

22.4	From Closing, Acorn shall indemnify, and keep indemnified, each Charger Group Company and each Retained MDLZ Group Company promptly following demand against each Liability incurred by that Charger Group Company or Retained MDLZ Group Company (as applicable) which arises (directly or indirectly) out of a Retained Acorn Liability including each Liability reasonably incurred as a result of defending or settling a claim alleging such a Liability.

22.5	Each Retained MDLZ Group Company, Retained Acorn Group Company and Charger Group Company may enforce the terms of clause 22 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company, Retained Acorn Group Company and Charger Group Company is aware of and has accepted that stipulation, to the extent such acceptance is required.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.	CONDUCT OF INDEMNITY CLAIMS

23.1	If a party receiving the benefit of an indemnity under clauses 7.18, 12.5.3, 14.4.3, 14.11 or 22 or schedule 13 (the “Beneficiary”) becomes aware of any matter which might give rise to a claim under that indemnity:

23.1.1	the Beneficiary shall promptly and, in any event, within 20 Business Days give notice to the party providing the indemnity to the Beneficiary (the “Covenantor”) of the matter (stating in reasonable detail the nature of the matter and, so far as practicable, the amount claimed) and shall consult with the Covenantor with respect to the matter;

23.1.2	notwithstanding clause 23.1.1, if the matter has become the subject of any proceedings the Beneficiary shall give the notice within sufficient time to enable the Covenantor time to contest the proceedings before any first instance judgment in respect of such proceedings is given;

23.1.3	the Covenantor shall indemnify the Beneficiary and each member of its Group against all reasonable costs or expenses which it may reasonably incur in taking any such action as the Covenantor may request pursuant to clause 23.1.5;

23.1.4	the Beneficiary shall (and shall procure that any other relevant member of its Group shall) provide to the Covenantor, its insurers and advisers reasonable access to premises and personnel and to relevant assets, documents and records within the power or control of each member of the Beneficiary’s Group for the purposes of investigating the matter and enabling the Covenantor to take the action referred to in clause 23.1.5;

23.1.5	the Beneficiary shall (and shall procure that any other relevant member of its Group shall):

(a)	take such action, institute such proceedings as the Covenantor or its insurers may reasonably request to dispute, resist, defend, compromise, remedy, mitigate or appeal the matter or enforce against any person (other than the Covenantor or any member of its Group) the rights of the Covenantor or its insurers in relation to the matter;

(b)	in connection with any proceedings related to the matter (other than against the Covenantor or any member of its Group) use professional advisers nominated by the Covenantor or its insurers and, if the Covenantor or its insurers so request, allow the Covenantor or its insurers the exclusive conduct of the proceedings; and

(c)	not admit liability in respect of, or agree or settle or compromise, the matter without the prior written consent of the Covenantor,

provided that, in each case, the Beneficiary shall not be obliged to take any action which would cause its business interests (or those of any other member of its Group) to be materially prejudiced; and

23.1.6	the Covenantor shall keep the Beneficiary regularly informed of the progress of the matter and shall provide the Beneficiary with copies of all relevant documents and such other information in its possession as may be reasonably requested by the Beneficiary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.2	If a Beneficiary becomes aware of any matter which might give rise to a claim under an indemnity listed in clause 23.1, the Beneficiary shall, until such time as the Covenantor shall take the action referred to in clause 23.1.5 (if applicable):

23.2.1	consult with the Covenantor, and take account of the reasonable requirements of the Covenantor, in relation to the conduct of that matter, provided that the Beneficiary shall not be obliged to take any action which would cause its business interests (or those of any other member of its Group) to be materially prejudiced;

23.2.2	keep the Covenantor promptly informed of the progress of that matter and provide the Covenantor with copies of all relevant documents and such other information in the Beneficiary’s Group’s possession as may reasonably be requested by the Covenantor; and

23.2.3	not cease to dispute or defend that matter or admit liability in respect of, or agree or settle or compromise that matter without the prior written consent of the Covenantor, provided that the Beneficiary shall not be obliged to take any action which would cause its business interests (or those of any other member of its Group) to be materially prejudiced.

24.	COST SHARING

Principles

24.1	The Partners have agreed that costs and expenses of implementing the Transaction will be shared between them regardless of which Partner’s Group incurs those costs and expenses, subject to the terms and conditions set forth herein.

24.2	The parties wish to minimise the costs and expenses incurred by any party (or any member of its Group) in connection with implementing the Transaction.

Integration Committee

24.3	Promptly following the date of this Agreement, each Partner shall notify the other Partner of the names of three persons nominated by it to form the Integration Committee. The Partners shall procure that the Integration Committee will meet (in person or by telephone) not less than once per month (or such other period upon which each Partner agrees) until the Closing Date. Each Partner may invite its advisers (including antitrust advisers) and other relevant experts or participants to attend any meeting of the Integration Committee in an advisory capacity only.

24.3.1	The Integration Committee is responsible for controlling and monitoring the development of the workstreams in connection with implementing the Transaction and must review and discuss the costs and expenses in connection with implementing the Transaction that are to be reimbursed by the Company.

24.3.2	If a Partner intends to deviate materially from the amounts shown in the Estimated Shared Cost Budget (as updated from time to time), that Partner shall provide to the Integration Committee a written update of its proposed deviations. The Integration Committee should be given the opportunity to review and challenge any such deviation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.3.3	Unless the Partners otherwise agree, neither Partner shall incur any costs or expenses in a given category set out in part A of schedule 14 in excess of the budget set out in that category (as may be varied by the Integration Committee from time to time) before the Integration Committee has reviewed and challenged those costs.

24.3.4	The Integration Committee does not need to approve any Shared Cost before it is incurred.

For the avoidance of doubt, the Integration Committee will not discuss competitively sensitive information of either Partner or otherwise involve a Partner in the ordinary course business decision making of the other Partner.

24.4	For the purposes of this clause 24, a matter is approved by the Integration Committee if it is approved by at least one representative of MDLZ and at least one representative of Acorn.

Adding New Costs & Increasing Caps

24.5	If, at any time, either Partner identifies any type of cost or expense (other than an Excluded Cost) that it believes that it must incur (or has incurred) in connection with implementing the Transaction (a “Requested New Cost”), it shall notify the Integration Committee. Any Requested New Cost that is approved by the Integration Committee shall be treated as a Shared Cost for the purposes of this Agreement.

24.6	If, at any time, either Partner believes that its Shared Cost Cap will not be sufficient to reimburse it for all costs and expenses that it must incur (or has incurred) in connection with implementing the Transaction, it may ask the Integration Committee to approve an increase to its Shared Cost Cap (a “Requested Cap Increase”). The parties shall procure that the Integration Committee shall consider and, if thought fit by the members of the Integration Committee (acting reasonably and in good faith in line with the principles set out in clauses 24.1 and 24.2), approve the Requested Cap Increase.

Closing Cost Reimbursements

24.7	At Closing:

24.7.1	the Company will pay to MDLZ an amount equal to:

(a)	the lesser of:

(i)	the aggregate amount of Shared Costs incurred by Retained MDLZ Group Companies prior to or on Closing (whether or not paid) for which reasonable evidence is provided; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the MDLZ Shared Cost Cap less the aggregate amount of Shared Costs (whether or not paid) by MDLZ Transferred Group Companies at the Effective Time (the “Reduced MDLZ Shared Cost Cap”); and

(b)	the aggregate amount of Financing Costs incurred by Retained MDLZ Group Companies prior to or on Closing (whether or not paid) for which reasonable evidence is provided; and

24.7.2	the Company will pay to Acorn an amount equal to:

(a)	the lesser of:

(i)	the aggregate amount of Shared Costs incurred by Retained Acorn Group Companies prior to or on Closing (whether or not paid) for which reasonable evidence is provided; and

(ii)	the Acorn Shared Cost Cap less the aggregate amount of Shared Costs (whether or not paid) by DEMB Group Companies at the Effective Time (the “Reduced Acorn Shared Cost Cap”); and

(b)	the aggregate amount of Financing Costs incurred by Retained Acorn Group Companies prior to or on Closing (whether or not paid) for which reasonable evidence is provided.

Post-Closing Reimbursements

24.8	At any time after Closing:

24.8.1	the Company will pay to MDLZ, promptly following demand, an amount equal to:

(a)	any Shared Cost incurred by a Retained MDLZ Group Company after Closing for which reasonable evidence is provided, until the amount that the Company has paid to MDLZ pursuant to clause 24.7.1(a) and this clause 24.8.1(a) (taken together) reaches the Reduced MDLZ Shared Cost Cap; and

(b)	any Financing Cost incurred by a Retained MDLZ Group Company after Closing for which reasonable evidence is provided; and

24.8.2	the Company will pay to Acorn an amount equal to:

(a)	any Shared Cost incurred by a Retained Acorn Group Company after Closing for which reasonable evidence is provided, until the amount that the Company has paid to Acorn pursuant to clause 24.7.2(a) and this clause 24.8.2(a) (taken together) reaches the Reduced Acorn Shared Cost Cap; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	any Financing Cost incurred by a Retained Acorn Group Company after Closing for which reasonable evidence is provided.

Miscellaneous

24.9	Nothing in this clause 24 shall apply to any costs and expenses which are expressed to be borne by a particular party elsewhere in the Transaction Documents.

24.10	Neither Partner shall agree to accept less favourable treatment from a third party in relation to Shared Costs in exchange for more favourable treatment by that third party elsewhere in that Partner’s business (or in that of its Affiliates), or an expectation of such more favourable treatment.

24.11	All payments made pursuant to clauses 24.7 and 24.8 shall be made by transfer of funds for same day value to such account as shall have been notified to the Company by MDLZ or Acorn (as the case may be) at least five Business Days before the scheduled date of payment.

24.12	The parties shall use their best endeavours to ensure that any payments pursuant to this clause 24 are made in a tax-efficient manner.

24.13	In the event that this Agreement is terminated in accordance with its terms, all Shared Costs and Financing Costs incurred at that time shall be shared by the Partners equally. In such circumstances, the sum of all Shared Costs incurred by each Partner’s Group (up to such Partner’s Shared Cost Cap) shall be added to the sum of all Financing Costs incurred by that Partner’s Group, and the Partner whose Group has incurred the smaller amount of such Shared Costs and Financing Costs (“X”) shall reimburse the other Partner (“Y”) for one-half of the excess of the relevant costs and expenses incurred by Y’s Group over those incurred by X’s Group.

24.14	Save as otherwise provided in this Agreement, each party shall pay its own costs and expenses relating to the negotiation, preparation, execution and performance by it of this Agreement, the Transaction and the Transaction Documents.

25.	CONFIDENTIAL INFORMATION

25.1	Subject to clause 25.2 and clause 26, the Confidentiality Agreement shall remain in full force and effect until Closing and this Agreement and the other Transaction Documents shall only supersede the provisions of the Confidentiality Agreement at Closing.

25.2	Without prejudice to the accrued rights of any party to or beneficiary under the Confidentiality Agreement, the Partners agree that:

25.2.1	the terms of this Agreement, any other Transaction Document and the terms of the French Offer Letter, the transactions contemplated under them and the details of the negotiations in respect of the Transaction shall constitute “Confidential Information” (in respect of each Partner) for the purposes of the Confidentiality Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.2.2	the Confidentiality Agreement shall be subject to clause 26 of this Agreement; and

25.2.3	paragraphs 7.1 and 7.2 of the Confidentiality Agreement shall be of no further force and effect;

and the Confidentiality Agreement shall be deemed to be amended accordingly from the date of this Agreement.

26.	ANNOUNCEMENTS & STAFF COMMUNICATIONS

26.1	Subject to clauses 26.2, no announcement, communication or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of any Partner or any member of its Group without the prior written approval of the other Partner (such approval not to be unreasonably withheld or delayed).

26.2	If a Partner is required by Law to make an announcement, communication or circular in connection with the existence or the subject matter of this Agreement, such Partner shall, where and to the extent not prohibited by such Law, only make such announcement or disclosure after consultation with the other Partner and after taking into account the other Partner’s reasonable requirements as to its timing, content and manner of making. If a Partner is unable to consult with the other Partner before the announcement, communication or circular or disclosure is made, it shall to the extent not prohibited by such Law inform the other Partner of the circumstances, timing, content and manner of making of the announcement or disclosure immediately after such announcement or disclosure is made.

27.	FRENCH OFFER

In the event that MDLZ accepts the French Offer in accordance with the terms of the French Offer Letter and the French Contribution Agreement is executed by the parties, the provisions of schedule 17 shall apply to this Agreement.

28.	GENERAL

28.1	A variation of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

28.2	The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by Law does not impair or constitute a waiver of the right or remedy or an impairment of or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by Law prevents further exercise of the right or remedy or the exercise of another right or remedy.

28.3	Other than with respect to clauses 11 and 29.1, the rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by Law.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

28.4	Nothing in this Agreement and no action taken by a party under this Agreement shall be deemed to constitute a partnership between any of the parties or constitute any party the agent of any other party for any purpose.

28.5	Except to the extent that they have been performed and except where this Agreement provides otherwise, the obligations contained in this Agreement remain in force after Closing.

28.6	Each party acknowledges and agrees that damages alone would not be an adequate remedy for a breach of this Agreement and that each party shall be entitled to seek the remedies of injunction, specific performance and other relief for any threatened or actual breach of this Agreement under applicable Law.

28.7	If a Partner or the Company fails to pay a sum due from it under this Agreement on the due date of payment in accordance with the provisions of this Agreement, that Partner or the Company (as applicable) shall pay interest on the overdue sum from the due date of payment until the date on which its obligation to pay the sum is discharged at the rate of [ * * * ] per annum (whether before or after judgment). Interest accrues and is payable from day to day.

28.8	All payments made by a Partner or the Company under this Agreement shall be made gross, free of right of counterclaim or set off and without deduction or withholding of any kind other than any deductions or withholding required by Law. All sums set out in this Agreement or otherwise payable by any person to any other person pursuant to this Agreement shall be deemed to be exclusive of any VAT.

28.9	In the event that either Partner (or member of its Retained Group) or the Company (or any member of the Charger Group) receives any payment under this Agreement (save for the payment of any part of the Consideration, including any Consideration Note, or any payment pursuant to clause 24) and suffers a Tax Cost attributable to the receipt of such payment, the amount of such payment shall be increased to place the party (or member of its Retained Group) receiving the payment in the same after-Tax position it would have enjoyed if there was no Tax Cost associated with such payment.

28.10	Where any party is required by the terms of this Agreement to reimburse or indemnify any other party for any cost or expense (including any Shared Cost or Financing Cost), such first party shall reimburse or indemnify such other party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such other party is entitled to credit or repayment in respect of such VAT from any Taxing Authority.

28.11	Except as provided in clauses 7.24, 12.8, 14.8, 14.13, 21.13, 22.5 and paragraph 4.4 of schedule 13 or as specified in any other Transaction Document, a person who is not a party to this Agreement has no right under Clause 6:253 of the Dutch Civil Code (or any comparable legislation) to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from Clause 6:253 (or that other legislation).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

29.	ENTIRE AGREEMENT AND NON-RELIANCE

29.1	This Agreement constitutes the entire agreement between the parties relating to the subject matter of this Agreement to the exclusion of any terms implied by Law to the extent that they may be excluded by contract and supersedes any previous agreements between the parties in relation to the matter dealt with in this Agreement. In this clause 29, “this Agreement” shall include this Agreement, the Transaction Documents and all other documents entered into pursuant to this Agreement or those agreements.

29.2	Each party acknowledges and agrees that it has not relied on or been induced to enter into this Agreement by a representation, warranty or undertaking (whether contractual or otherwise) that is not expressly set out in this Agreement and it will not contend to the contrary.

29.3	Each party acknowledges and agrees that its only right and remedy in relation to any representation, warranty or undertaking made or given in connection with this Agreement shall be for breach of the terms of this Agreement (whether by way of damages, injunction or specific performance or otherwise) to the exclusion of all other rights and remedies (including those in tort or arising under statute).

29.4	Nothing in this clause 29 shall have the effect of restricting or limiting any liability arising from fraud, wilful misrepresentation or wilful concealment.

30.	ASSIGNMENT

30.1	Except as provided in this clause 30, neither Partner nor the Company shall assign, transfer, declare a trust of the benefit of or in any other way alienate any of its rights under this Agreement whether in whole or in part without the prior consent of the other Partner (or both Partners, in the case of the Company).

30.2	Each Partner agrees that the other Partner may, without further consent, assign the benefit of all or any of that other Partner’s obligations under this Agreement and/or any other benefit arising under or out of this Agreement to any wholly-owned member of its Retained Group, who may enforce the same, as if it were that other party under this Agreement. Any person to whom an assignment is made in accordance with this clause 30.2 may itself make an assignment under the provisions of this clause 30.2. If any person to whom an assignment is made in accordance with this clause 30.2 ceases to be a wholly-owned member of the relevant Partner’s Retained Group, the relevant Partner shall, prior to such cessation, ensure that the benefit that has been assigned pursuant to this clause 30.2 shall be assigned back to the relevant Partner or to another wholly-owned member of that Partner’s Retained Group.

30.3	Each Partner and the Company agrees that any assignment pursuant to this clause 30 shall not increase the liabilities of the members of the other Partner’s Retained Group or the Charger Group, nor shall it relieve the assigning party of its obligations under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30.4	Immediately after any assignment in accordance with this clause 30, the relevant assignor shall give notice of the assignment to the other Partner (or, in the case of the Company, both Partners) containing details of the assignments including the name of the assignor and assignee.

31.	NOTICES

31.1	A notice or other communication under or in connection with this Agreement (a “Notice”) shall be:

31.1.1	in writing;

31.1.2	in the English language; and

31.1.3	delivered personally or sent by pre-paid recorded delivery, fax, email or courier using an internationally recognised courier company to the party due to receive the Notice to the address set out in clause 31.3.

A party may change its notice details by giving not less than five Business Days written notice of the change to the other parties.

31.2	Unless there is evidence that it was received earlier, a Notice is deemed given if:

31.2.1	delivered personally or sent by courier, when left at the address referred to in clause 31.3;

31.2.2	sent by pre-paid recorded delivery, at 9:30 a.m. on the second Business Day after posting it;

31.2.3	sent by fax, when confirmation of its transmission has been recorded by the sender’s fax machine; and

31.2.4	sent by email, when the email is sent, provided that no notification is received of non delivery and a copy of the Notice is sent by another method referred to in this clause 31.2 within one Business Day of sending the email.

Any Notice given outside Working Hours in the place to which it is addressed shall be deemed not to have been given until the start of the next period of Working Hours in such place.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

31.3	The addresses referred to in clause 31.1.3 are:

Name of party	Address	Fax No.	Email	Marked for the attention of
MDLZ	Three Parkway North, Deerfield, IL 60015, United States of America	—	[ * * * ]	[ * * * ]

Acorn	c/o Joh. A. Benckiser s.à.r.l. 5 rue Goethe L-1637 Luxembourg	—	[ * * * ]	[ * * * ]

with a copy to: Skadden, Arps, Slate, Meagher & Flom LLP (as counsel to Joh. A. Benckiser s.à.r.l.)	Four Times Square, New York, NY, United States of America	(212) 735-2000	[ * * * ]	[ * * * ]

The Company	Oudeweg 147 2031 CC Haarlem The Netherlands	—	[ * * * ]	[ * * * ]

with a copy to each of: (1) MDLZ (2) Acorn

Charger OpCo	Oudeweg 147 2031 CC Haarlem The Netherlands	—	[ * * * ]	[ * * * ]

with a copy to each of: (1) MDLZ (2) Acorn

32.	CIVIL LAW NOTARY

32.1	The Partners acknowledge that:

32.1.1	Clifford Chance LLP, solicitors to MDLZ, may have, from time to time, partners or employees who hold the position of civil-law notary (notaris) in the Netherlands; and

32.1.2	the Partners and the Company, having consulted their respective legal advisers, confirm their agreement and accept that any such notary (the “Notary”) may execute any notarial deed(s) (notariële akte(n)) in relation to the transactions contemplated in this Agreement (the “Deeds”) and in relation to the MDLZ Reorganisation and that this shall not prevent Clifford Chance LLP from continuing to act as legal adviser to MDLZ.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.2	Any fees and expenses resulting from the preparation or execution of the Deeds shall be borne by the Company.

32.3	The Partners acknowledge and agree that the Notary shall be entitled to rely on:

32.3.1	the notice given by MDLZ pursuant to clause 5.2 as conclusive evidence of the satisfaction of the Conditions in clauses 5.1.4 and 5.1.6; and

32.3.2	the notice given by Acorn pursuant to clause 5.4 as conclusive evidence of the satisfaction of the Conditions in clauses 5.1.7 and 5.1.8; and

32.3.3	a notice to the Notary given by either Partner as conclusive evidence of the satisfaction of the Condition in clause 5.1.9.

33.	GOVERNING LAW

This Agreement and any non-contractual or other obligations arising out of or in connection with it are governed by Dutch law.

34.	ARBITRATION

34.1	Any dispute, controversy or claim arising from or connected with this Agreement, including one regarding the existence, validity or termination of this Agreement or the consequences of its nullity or relating to any non-contractual or other dispute arising from or connected with this Agreement shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration (the “LCIA Rules”).

34.2	The arbitral tribunal shall consist of three arbitrators. The claimant(s) shall nominate one arbitrator and the respondent(s) shall nominate one arbitrator, and the two arbitrators thus nominated, once appointed by the London Court of International Arbitration (the “LCIA Court”), shall nominate a third arbitrator as chairman of the arbitral tribunal within fifteen days of the last of their appointments. In the event that the claimant(s) or the respondent(s) fail(s) to nominate an arbitrator within the time limits specified by the LCIA Rules, or the party nominated arbitrators fail to agree the chairman of the arbitral tribunal within the time limits specified in the preceding sentence, such arbitrator shall be appointed promptly by the LCIA Court.

34.3	The seat of the arbitration shall be London, England, all hearings shall take place in London, England, and the language of the arbitration shall be English.

34.4	Each party waives any right to refer points of law or to appeal to the courts, to the extent that such waiver can validly be made.

34.5	The parties agree that the arbitral tribunal shall have the power to order on a provisional basis any relief which it would have power to grant in a final award.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

35.	JURISDICTION

Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of England to support and assist the arbitration process under clause 34, including if necessary the grant of interlocutory relief pending the outcome of that process.

36.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which together evidence the same agreement. This Agreement shall not come into effect until each party has executed at least one counterpart.

37.	CHARGER OPCO

37.1	Each of the parties acknowledges that Charger OpCo shall be entitled to enforce all of the rights of the Company hereunder.

37.2	he parties shall work together in good faith, as soon as possible after the date of this Agreement, to evaluate all potential benefits, Tax Liabilities, costs and risks of the current proposed holding company structure and any required or related change(s) to the Partners’ Macro Plans[, including considering how any such benefits, Tax Liabilities, costs and risks should be allocated between the Parties in an equitable manner].

37.3	If any party does not consent to the current proposed holding company structure:

37.3.1	MDLZ shall not be obliged to implement the MDLZ Reorganisation in the manner required by that structure;

37.3.2	Acorn shall not be obliged to implement the Acorn Reorganisation in the manner required by that structure; and

37.3.3	prior to Closing, Charger shall dissolve or liquidate any existing legal entities relating to that structure, including any legal entities in the ownership chain between the Company and Charger OpCo, unless the Company can reasonably establish that such legal entity or entities are necessary to satisfy bank requirements that cannot be addressed in another reasonable manner.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

MDLZ TRANSFERRED ASSETS

PART A:

MDLZ CONTRACTS

Exclusive MDLZ Contracts

1.	Development, Manufacturing and Marketing Agreement between Kraft Foods Europe GmbH and [ * * * ], dated 29 March 2012.

2.	Product Supply Agreement between Kraft Foods UK Limited and [ * * * ], dated 29 March 2012.

3.	The [ * * * ].

4.	The [ * * * ].

5.	Each of the [ * * * ].

6.	The External Manufacturing Master Agreement between Kraft Foods Taiwan Limited and [ * * * ] dated 1 February 2012.

7.	The distribution agreement between Kraft Foods South Africa (Pty) Ltd] and [ * * * ].

8.	The manufacturing and distribution agreement between Kraft Foods South Africa (Pty) Ltd and [ * * * ], dated 28 September 1965 (as amended or varied on 6 November 1966, 31 December 1981 and 12 August 2006 and from time to time).

9.	[ * * * ], the Development and Manufacturing Agreement between Kraft Foods Group, Inc. (formerly Kraft Foods Global, Inc.) and [ * * * ], dated 4 January 2008 (as amended or varied on 23 March 2009, 23 April 2009 and 18 July 2012).

10.	The Product Purchase Frame Agreement between Mondelēz Europe GmbH and [ * * * ], effective as of 1 January 2014.

11.	[ * * * ], the licence and supply agreement between Kraft Foods Europe GmbH and [ * * * ] dated 1 October 2012.

Shared MDLZ Contracts

None listed.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

MDLZ PROPERTY

Exclusive MDLZ Owned Properties

1.	Berlin, Germany

2.	Elmshorn, Germany

3.	Hemeligen, Germany

4.	Holzhafen, Germany

5.	Andezeno, Italy

6.	Gaevle, Sweden

7.	Kostinbrod, Bulgaria

8.	Valasske Mezirici, Czech Republic

9.	Casablanca, Morocco

10.	Banbury, UK

Exclusive MDLZ Leased Properties

1.	St Petersburg, Russia

Shared MDLZ Leased Properties

1.	Guangtong, China

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

MDLZ IP RIGHTS

Dedicated MDLZ IP Rights

The Dedicated MDLZ IP Rights include:

(a)	the registrations and applications for patents, design patents and registered designs at [ * * * ] to this Agreement

(b)	the registrations and applications for registration of trademarks, design patents and registered designs at [ * * * ] to this Agreement, provided that any composite mark included in this list which includes (i) trademarks owned by a third party and used under arrangements which will not transfer to the Charger Group or (ii) trademarks owned by any MDLZ Group Company that are used outside its Coffee Business and which are not the subject of the Trade Mark Co-existence Agreement shall be deleted from this list, treated as Retained MDLZ IP Rights, and cancelled or allowed to lapse unless otherwise agreed

(c)	the domain names and applications for registration at [ * * * ] to this Agreement

(d)	the AGF IP Rights

(e)	the DSF IP Rights if clause 13.3 applies

(in all cases excluding any Retained MDLZ IP Rights and any Shared MDLZ IP Rights)

Shared MDLZ IP Rights:

(a)	those trademarks included in [ * * * ] to this Agreement together with related rights in trade dress, copyrights and rights of like nature which are used or intended to be used by the MDLZ Group at Closing outside its Coffee Business and which are to be licensed to the MDLZ Group under the Company Trade Mark Licence for a finite term, subject to payment of royalties

(b)	those patents, design patents and design registrations and applications for patents, design patents and design registrations which are listed at [ * * * ] to this Agreement together with related trade secrets and know how and which are to be licensed to the MDLZ Group without limit of time under the IP Transfer Agreement

Retained MDLZ IP Rights

The Retained MDLZ IP Rights include:

(a)	those patents, design patents, registered designs and applications for patents, design patents and registered designs listed at [ * * * ] to this Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	those patents, design patents, registered designs and applications for patents, design patents and registered designs listed at [ * * * ] to this Agreement, those registrations and applications for registration of trademarks design patents and registered designs listed at [ * * * ] to this Agreement, those domain name registrations listed at [ * * * ] to this Agreement and trade secrets and know how relating to the [ * * * ] in USA, Canada and the Caribbean; and

(c)	those patents, design patents, registered designs and applications for patents, design patents and registered designs listed at [ * * * ] and [ * * * ] to this Agreement and all other Licensed Intellectual Property in the USA, Canada and Puerto Rico, and Restricted Technologies (as those terms are defined in the KFG Master Patent Agreement) except to the extent that any applicable Substantial Amount and Substantial Presence thresholds (each as defined in the KFG Master Patent Agreement) have been met or all required consents have been obtained.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2

ACORN TRANSFERRED SHARES

PART A:

ACORN TRANSFERRED COMPANIES

Acorn Contributed Companies

1.	D.E Holding Australia P/L (Australia)

2.	Koninklijke Douwe Egberts BV (Netherlands)

3.	Coffee Company Holding BV (Netherlands)

4.	NewCo 1 Minority BV (Netherlands) (entity yet to be incorporated, legal entity name to be confirmed)

5.	NewCo 2 Minority BV (Netherlands) (entity yet to be incorporated, legal entity name to be confirmed)

6.	D.E Investments France SNC (France)

7.	Merrild Kaffe ApS (Denmark)

8.	Merrild Baltic s.i.a. (Latvia)

9.	D.E Holding Luxembourg S.à.r.l. (Luxembourg)

10.	D.E Professional Belgium & Luxembourg BVBA (Belgium)

11.	D.E HBC Belgium BVBA (Belgium)

12.	D.E Czech Republic sro (Czech Republic)

13.	D.E Holding Germany GmbH (Germany)

14.	DECC NV (Curacao)

Acorn Sale Companies

1.	Moccona (Thailand) Ltd (Thailand)

2.	D.E C&T Trading China Ltd (China)

3.	D.E Holding UK Ltd. (UK)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

ACORN MATERIAL PROPERTY

DEMB Owned Properties

1.	Grimbergen, Belgium

2.	Grimbergen, Belgium

3.	Jundiai, Brazil

4.	Salvador, Brazil

5.	Andrezieux, France

6.	Egaleo (Athens), Greece

7.	Budapest, Hungary

8.	Joure, Netherlands

9.	Utrecht, Netherlands

10.	Utrecht, Netherlands

11.	Utrecht, Netherlands

12.	Margonin, Poland

13.	Mollet del Valles, Spain

14.	Pathumthani, Thailand

DEMB Leased Properties

1.	Kingsgrove, Australia

2.	Gordon, Australia

3.	Gordon, Australia

4.	Murarrie, Australia

5.	Kingsgrove, Australia

6.	Richmond, Australia

7.	Carlisle, Australia

8.	Clayton, Australia
9.	Sao Paulo, Brazil

10.	Jaboatao dos Guararapes, Brazil

11.	Messejana, Brazil

12.	Contagem, Brazil

13.	Barueri, Brazil

14.	Santos, Brazil

15.	Sao Sebastiao do Paraiso, Brazil

16.	Batatais, Brazil

17.	Vitória da Conquista, Brazil

18.	Vitória da Conquista, Brazil

19.	Eloi Mendes, Brazil

20.	Leme, Brazil

21.	Curiiba, Brazil

22.	Curiiba, Brazil

23.	Rio de Janeiro, Brazil

24.	Rio de Janeiro, Brazil

25.	Cachoeirinha, Brazil

26.	Louveira, Brazil

27.	Eloi Mendes, Brazil

28.	Kralupy nad Vltavou, Czech

29.	Prague, Czech

30.	Prague, Czech

31.	Middelfart, Denmark

32.	Middelfart, Denmark

33.	Paris, France

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

34.	Paris, France

35.	Longueil Sainte Marie, France

36.	Villepinte, France

37.	Mainz, Germany

38.	Köln, Germany

39.	Inofita Viotias (Athens), Greece

40.	Budapest, Hungary

41.	Utrecht, Netherlands

42.	Manukau City, Auckland, New Zealand

43.	Manukau City, Auckland, New Zealand

44.	Poznan, Poland

45.	Gadki, Poland

46.	Lisboa, Portugal

47.	Lisboa, Portugal

48.	Lisboa, Portugal
49.	Barcelona, Spain

50.	Castellbisbal, Spain

51.	Sant Esteve Sesrovires, Spain

52.	Leganés, Spain

53.	Barcelona, Spain

54.	Castellbisbal, Spain

55.	La Orotava, Spain

56.	Agaete, Spain

57.	Malmo, Sweden

58.	Zug, Switzerland

59.	Bangkok, Thailand

60.	Maidenhead, UK

61.	Maidenhead, UK

62.	Concord, Massachusetts, USA

63.	California, USA

64.	Various locations, USA

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 3

ASSUMED LIABILITIES

PART A:

ASSUMED MDLZ LIABILITIES

1.	Any and all Liabilities of any Retained MDLZ Group Company (including any contingent liabilities and whether arising before or after Closing) to the extent that such Liabilities relate to the MDLZ Business, including any such Liabilities arising in connection with:

1.1	the Transferred MDLZ IP Rights and the Transferred MDLZ IP Licences (including in connection with an infringement of the rights of any other person in connection with the use of such Intellectual Property rights);

1.2	the Exclusive MDLZ Contracts and that part of each of the Shared MDLZ Contracts that specifically relates to the MDLZ Business (including, in each case, in connection with any breach of an Exclusive MDLZ Contract or that part of a Shared MDLZ Contract in connection with the Transaction or otherwise);

1.3	the MDLZ Property (including in connection with any breach of any lease pertaining to any MDLZ Leased Property);

1.4	the MDLZ Fixed Plant;

1.5	the MDLZ Office Equipment;

1.6	if clause 13.2 applies, the shareholders’ agreements and arrangements relating to AGF (including any breach of those agreements or arrangements in connection with the Transaction or otherwise);

1.7	if clause 13.3.1 applies, the shareholders’ agreements and arrangements relating to DSF (including any breach of those agreements or arrangements in connection with the Transaction or otherwise);

1.8	any actual, pending or threatened civil, criminal, arbitration, administrative of other proceedings or dispute in any jurisdiction which is brought by or on behalf of any current or former employee of any MDLZ Group Company who works (or in the case of a former employee worked) wholly or mainly in the MDLZ Business;

1.9	any actual, pending or threatened litigation or investigation relating to the MDLZ Business,

but excluding any Tax Liability, which will be governed by the Global Tax Matters Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	The MDLZ Payables.

Terms defined in this Agreement by reference to facts or circumstances “at Closing” shall, when used in this part A of schedule 3 (or when used in another defined term which itself is used in this part A of schedule 3), be interpreted as if those references were to facts or circumstances “at any time before Closing”. For example, for the purposes of this part A of schedule 3, the term “Exclusive MDLZ Contract” shall be interpreted as if the words “at Closing” in its definition were replaced with the words “at any time before Closing”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

ASSUMED ACORN LIABILITIES

Any and all liabilities of the Non-Operating Retained Companies (including any contingent liabilities and whether arising before or after Closing) including:

1.	each of the obligations of Oak Leaf B.V. pursuant to section 5.2 of the Oak Merger Protocol in relation to the “Non-Financial Terms” set out in schedule 7 of the Oak Merger Protocol to the same extent as Oak Leaf B.V. is obliged to do pursuant to the Oak Merger Protocol;

2.	any and all such Liabilities to the extent arising from each of the agreements listed in schedule 10.2(C) to the master separation agreement dated 15 June 2012 by and between Sara Lee Corporation, D.E Master Blenders 1753 B.V. and DE US, Inc. (but excluding the Liabilities set out in part C of schedule 4); and

3.	each of the obligations and undertakings of D.E Master Blenders 1753 B.V. pursuant to each of the DEMB UK Pensions Agreements.

but excluding any Tax Liability, which will be governed by the Global Tax Matters Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 4

RETAINED ASSETS AND LIABILITIES

PART A:

RETAINED MDLZ ASSETS

1.	The Retained MDLZ Contracts.

2.	The Retained MDLZ IP Rights.

3.	The Retained MDLZ IP Licences.

4.	The Retained MDLZ Properties.

5.	The Retained MDLZ Fixed Plant.

6.	The Retained MDLZ Machinery.

7.	The Retained MDLZ Office Equipment.

8.	The Retained MDLZ Stock.

9.	The shares in the capital of [ * * * ].

10.	The AGF Shares, unless clause 13.2 applies.

11.	The DSF Shares, unless clause 13.3.1 applies.

12.	The Retained MDLZ Receivables.

13.	Any cash, whether in hand or at bank, excluding:

13.1	any Divestment Proceeds to the extent not set off pursuant to clause 6.7; and

13.2	any Insurance Claim Proceeds relating to MDLZ.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

RETAINED MDLZ LIABILITIES

1.	Any and all Liabilities (including any contingent liabilities and whether arising before or after Closing) of the business of the MDLZ Group to the extent that such Liabilities do not relate to the MDLZ Business and/or the MDLZ French Business, including any such Liabilities arising in connection with:

1.1	bank overdrafts, loans and other debt facilities under which monies are owed by any MDLZ Group Company,

but excluding any Tax Liability, which will be governed by the Global Tax Matters Agreement.

2.	The Retained MDLZ Payables.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

RETAINED ACORN LIABILITIES

1.	Any and all Liabilities (including any contingent liabilities and whether occurring before or after Closing) to the extent that such Liabilities arise in connection with or relate to:

1.1	any agreement or arrangement with Zetra B.V. (or its successors or assigns) (including the License and Manufacturing Agreement dated 20 November 2006, as amended, restated or supplemented from time to time by and between Sara Lee DE.NV, Zetra B.V. and Zeeni’s Trading Agency) and any action, claim, arbitration, mediation, tribunal or other proceeding threatened or initiated at any time against Zetra B.V. or against any Acorn Group Company or any Charger Group Company by the purchasers of Sara Lee’s former Aircare, Household and Body Care businesses (including The Proctor & Gamble Company, S.C. Johnson & Son, Inc., Unilever PLC, Unilever N.V. and their respective affiliates or assigns) or any other person that relates to or results from the Zetra Agreement or Intellectual Property rights claimed by Zetra B.V.; and

1.2	any engagement letters in connection with the Transaction with advisers whose fees are not a Shared Cost,

but excluding any Tax Liability, which will be governed by the Global Tax Matters Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 5

MECHANICS FOR CONSIDERATION ADJUSTMENTS

PART A:

MDLZ UNAUDITED EBITDA STATEMENT

€ millions
EBIT as reported in the MDLZ FiT System at reported exchange rates	[ * * * ]
Add back: depreciation and amortisation (fixed amount as per MDLZ VDD)	[ * * * ]

2013 MDLZ Unaudited EBITDA	[ * * * ]

Prepared on a reported actual currency basis at an exchange rate of [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

PREPARATION OF MDLZ 2013 AUDITED ACCOUNTS AND 2013 AUDITED EBITDA

1.	MDLZ shall procure that, as soon as reasonably practicable after the date of this Agreement:

1.1	a consolidated carve-out profit and loss account for the MDLZ Business for the year ended 31 December 2013 is prepared in accordance with US GAAP as applied to the MDLZ Business by Mondelēz International, Inc. in its 2013 consolidated audited accounts and extracted from the MDLZ FiT System in accordance with the methodology and allocation bases described in the MDLZ VDD;

1.2	such unaudited profit and loss account is audited by MDLZ’s auditors, PricewaterhouseCoopers LLP (the “Auditors”); and

1.3	such profit and loss account is (having been so prepared and audited) delivered to Acorn, together with a completed MDLZ Audited EBITDA Statement.

2.	Each party shall (and shall procure that each member of its Group shall) co operate with the Auditors and comply with their reasonable requests made in connection with carrying out the audit referred to in paragraph 1.2 of this part B of schedule 5.

3.	The costs of the Auditors in preparing the audit referred to in paragraph 1.2 of this part B of schedule 5 shall be borne by the Company.

4.	Save in the event of fraud or manifest error, the MDLZ Audited EBITDA Statement shall be final and binding on the parties for all purposes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

PRO-FORMA MDLZ AUDITED EBITDA STATEMENT

To:	Acorn Holdings B.V.

[Date]

Dear Sirs

Global Contribution Agreement (Excluding France) between Mondelēz International Holdings LLC, Acorn Holdings B.V., Charger Top HoldCo B.V. and Charger OpCo B.V., dated [•] 2014 (the “Agreement”)

We refer to the Agreement. Terms defined in the Agreement have the same meaning in this statement. This is the MDLZ Audited EBITDA Statement as such term is defined in the Agreement.

For the purposes of the Agreement, the 2013 MDLZ Audited EBITDA is €[•].

Yours faithfully

for and on behalf of Mondelēz International Holdings LLC

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART D:

PREPARATION OF CLOSING ACCOUNTS AND CLOSING STATEMENT

1.	Acorn shall procure that Draft Acorn Closing Accounts and a Draft Acorn Closing Statement (together the “Draft Acorn Closing Accounts Statement”) are prepared in accordance with the provisions of this part D of schedule 5 and on the basis of the Acorn Accounting Policies.

2.	MDLZ shall procure that Draft MDLZ Closing Accounts and a Draft MDLZ Closing Statement (together the “Draft MDLZ Closing Accounts Statement”) are prepared in accordance with the provisions of this part D of schedule 5 and on the basis of the MDLZ Accounting Policies.

3.	As soon as is reasonably practical and, in any event, not later than 90 Business Days after Closing:

3.1	Acorn shall deliver the Draft Acorn Closing Accounts Statement to MDLZ; and

3.2	MDLZ shall deliver the Draft MDLZ Closing Accounts Statement to Acorn.

The date on which the second of these two deliveries is received is the “Draft Delivery Date”.

4.	If a Partner does not, within 30 Business Days of the Draft Delivery Date, give notice to the other Partner that it disagrees with that other Partner’s Draft Closing Accounts Statement or any item therein, stating the reasons for the disagreement in reasonable detail including each disputed item, the amount in dispute and the basis for such dispute (the “Disagreement Notice”), the relevant Draft Closing Accounts Statement shall be final and binding on the parties for all purposes in accordance with paragraph 14 of this part D of schedule 5.

5.	If a Partner gives a Disagreement Notice under paragraph 4 of this part D of schedule 5 in relation to a Draft Closing Statement, MDLZ and Acorn shall attempt in good faith to reach agreement in respect thereof (and, if such agreement is reached, the relevant Draft Closing Accounts Statement as agreed by MDLZ and Acorn in writing shall be final and binding on the parties for all purposes in accordance with paragraph 14 of this part D of schedule 5). If they are unable to reach agreement within 60 Business Days of the date of the Disagreement Notice, either Partner may, by notice to the other Partner (an “Appointment Notice”), require that the relevant Draft Closing Accounts Statement be referred to the Reporting Accountants. If an Appointment Notice is served in respect of each of the Draft Acorn Closing Accounts Statement and the Draft MDLZ Closing Accounts Statement, the parties agree that the same Reporting Accountants shall be used in connection with both Draft Closing Accounts Statements.

6.	The Reporting Accountants shall be engaged jointly by the Partners on the terms set out in this part D of schedule 5 and otherwise on such terms as shall be agreed between the Partners (acting reasonably and in good faith) and the Reporting Accountants.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	Except to the extent that the Partners agree otherwise, the Reporting Accountants shall determine their own procedure, except that:

7.1	apart from procedural matters and as otherwise set out in this Agreement, they shall determine only:

7.1.1	whether any of the arguments for an amendment to the relevant Draft Closing Accounts Statement put forward in respect of matters specified in the relevant Disagreement Notice is correct in whole or in part (unless such matters have been agreed between the Partners); and

7.1.2	what amendments (if any) should be made to the relevant Draft Closing Accounts Statement arising from the matters specified in the Disagreement Notice (and they shall not make any other amendments save as agreed between the Partners);

7.2	they shall apply the relevant Accounting Policies;

7.3	they shall make their determination pursuant to paragraph 8.1 of this this part D of schedule 5 as soon as is reasonably practicable;

7.4	the procedure of the Reporting Accountants shall:

7.4.1	give each Partner a reasonable opportunity to make representations in writing to them;

7.4.2	require that each Partner supplies the other with a copy of any representations in writing at the same time as they are made to the Reporting Accountants; and

7.4.3	permit each Partner to make representations in writing to rebut the representations made by the other Partner.

8.	The determination of the Reporting Accountants pursuant to paragraph 7 of this part D of schedule 5 shall:

8.1	be made in writing and sent to each Partner at the same time; and

8.2	not be required to include reasons for each relevant determination, unless otherwise agreed by the Partners.

If the Reporting Accountants are making a determination in relation to both Draft Closing Accounts Statements, both determinations shall be sent at the same time.

9.	The Reporting Accountants shall act as experts and not as arbitrators and their determination of any matter falling within their jurisdiction shall be final and binding on the Partners, save in the event of fraud of any party or the Reporting Accountants or manifest error of the Reporting Accountants (when the relevant part of their determination shall be void). In particular:

9.1	their determination shall be deemed to be incorporated into the relevant Draft Closing Accounts Statement, which shall then be final and binding on each party for the purposes of this part D of schedule 5 save in the event of fraud or manifest error; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.2	their determination of any fact which they have found it necessary to determine pursuant to paragraph 7 of this part D of schedule 5 shall be final and binding on the Partners for the purposes of this this part D of schedule 5.

10.	The charges (including any VAT) of the Reporting Accountants shall be borne by the Company.

11.	Each party shall (and shall procure that each member of its Group shall) co operate with the Reporting Accountants and comply with their reasonable requests made in connection with the carrying out of their duties pursuant to their engagement under the terms of this Agreement.

12.	Subject to the following sentence, nothing in this part D of schedule 5 shall entitle a Partner or the Reporting Accountants to access to any information or document which is protected by legal professional privilege, or which has been prepared by the other Partner or its accountants or other professional advisers with a view to assessing the merits of any claim or argument. A Partner shall not be entitled by reason of this paragraph 12 of this part D of schedule 5 refuse to supply such part or parts of documents as contain only the facts on which the relevant claim or argument is based.

13.	Each party shall, and shall procure that the Reporting Accountants and its accountants and other advisers shall, keep all information and documents provided to them pursuant to this part D of schedule 5 confidential and shall not use them for any purpose, except for disclosure or use in connection with the preparation of the relevant Draft Closing Accounts Statement and the agreement or determination of the relevant Closing Statement, the proceedings of the Reporting Accountants or any other matter arising out of this Agreement or in defending any claim or argument or alleged claim or argument relating to this Agreement or its subject matter.

14.	When the Partners reach agreement on the relevant Draft Closing Accounts Statement or when the relevant Draft Closing Accounts Statement is finally determined at any stage in accordance with the procedures set out in this part D of schedule 5:

14.1	that Draft Closing Accounts Statement as so agreed or determined shall constitute the relevant Closing Accounts and Closing Statement for the purposes of this Agreement and shall (in the absence of fraud or manifest error) be final and binding on the Partners;

14.2	the Actual Acorn Net Debt, the Actual Acorn Working Capital Amount, the Actual Acorn Intra-Group Payables, and the Actual Acorn Intra-Group Receivables, shall be as set out in the Acorn Closing Statement; and

14.3	the Actual MDLZ Net Debt, the Actual MDLZ Working Capital Amount, the Actual MDLZ Intra-Group Payables and the Actual MDLZ Intra-Group Receivables shall be as set out in the MDLZ Closing Statement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.	Subject to paragraph 10 of this part D of schedule 5, the Partners shall each bear their own costs arising out of the preparation and review of the Draft Closing Accounts Statements and the agreement or determination of the Closing Accounts and the Closing Statements.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART E:

ACORN CLOSING ACCOUNTS

€’m
PP&E and other tangible fixed assets	X
Investment in subsidiaries and associates	X
Goodwill and other intangible assets	X

Fixed assets	X
Current assets
Inventory, net	X
Accounts receivable, net	X
Accounts receivable, other	X
Prepaid and other current assets	X
Intra-Group Trading Receivables	X
Current income tax receivables	X
Other current assets	X

X
Current liabilities
Accounts payable	(X	)
Intra-Group Trading Payables	(X	)
Current and non-current deferred income	(X	)
Transaction costs and bonuses	(X	)
Accrued payroll and other employee benefits	(X	)
Accounts payable, other	(X	)
Other accrued liabilities	(X	)
Accrued advertising and promotion	(X	)
Accrued taxes (other than income taxes)	(X	)
Other current liabilities	(X	)
Ordinary course pension liabilities	(X	)

	(X	)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cash (excluding Trapped Cash)	X
Trapped Cash	X

X
Indebtedness	(X)
Aggregate Net DB liabilities	(X)

(X)
Other Adjustments
Finance or capital leases	(X)
Declared but unpaid dividends	(X)
Obligations for other purchase or redemption of share capital (including Friele put option)	(X)
Mark to market value of derivative instruments	X/(X)
Factoring	(X)
Obligations in respect of long term incentive plans	(X)
Current income taxes payable	(X)

Restructuring, legacy employer liabilities, third party claims and other legal exposures (including, for the avoidance of doubt, indemnification liabilities) except to the extent addressed by a specific indemnity (including the Retained Liabilties)

(X)

(X)
Intra-Group Payables	(X)
Intra-Group Receivables	X
Liabilities in respect of Shared Costs	(X)
Other pension assets/ liabilities (other than Aggregate MDLZ Net DB liabilities and items included in working capital)	X/(X)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART F:

MDLZ CLOSING ACCOUNTS

€’m
X
PP&E and other tangible fixed assets	X
Investment in subsidiaries and associates	X
Goodwill and other intangible assets	X

Fixed assets	X
Current assets
Inventory, net	X
Accounts receivable, net	X
Accounts receivable, other	X
Prepaid and other current assets	X
Intra-Group Trading Receivables	X
Current income tax receivables	X
Other current assets	X

X
Current liabilities
Accounts payable	(X)
Intra-Group Trading Payables	(X)
Current and non-current deferred income	(X)
Transaction costs and bonuses	(X)
Accrued payroll and other employee benefits	(X)
Accounts payable, other	(X)
Other accrued liabilities	(X)
Accrued advertising and promotion	(X)
Accrued taxes (other than income taxes)	(X)
Other current liabilities	(X)
Ordinary course pension liabilities	(X)

(X)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cash (excluding Trapped Cash)	X
Trapped Cash	X

X
Indebtedness	(X)
Aggregate Net DB liabilities	(X)

(X)
Other Adjustments
Finance or capital leases	(X)
Declared but unpaid dividends	(X)
Obligations for other purchase or redemption of share capital (including Friele put option)	(X)
Mark to market value of derivative instruments	X/(X)
Factoring	(X)
Obligations in respect of long term incentive plans	(X)
Current income taxes payable	(X)

Restructuring, legacy employer liabilities, third party claims and other legal exposures (including, for the avoidance of doubt, indemnification liabilities) except to the extent addressed by a specific indemnity (including Retained Liabilities)

(X)

(X)
Other assets	X
Intra-Group Payables	(X)
Intra-Group Receivables	X
Liabilities in respect of Shared Costs	(X)
Other pension assets/ liabilities (other than Aggregate MDLZ Net DB liabilities and items included in working capital)	X/(X)

Net assets	X/(X)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART G:

ACORN CLOSING STATEMENT

To:	Mondelēz International Holdings LLC

[Date]

Dear Sirs

Global Contribution Agreement (Excluding France) between Mondelēz International Holdings LLC, Acorn Holdings B.V., Charger Top HoldCo B.V. and Charger OpCo B.V., dated [•] 2014 (the “Agreement”)

We refer to the Agreement. Terms defined in the Agreement have the same meaning in this [draft] statement. This is the [Draft] Acorn Closing Statement as such term is defined in the Agreement.

We attach the [Draft] Acorn Closing Accounts. Furthermore, for the purposes of the Agreement:

Acorn Business
the Actual Acorn Cash is	€	[	•]
the Actual Acorn Indebtedness is	€	[	•]
the Actual Acorn Other Adjustments is	€	[	•]
the Actual Acorn Intra-Group Payables are	€	[	•]
the Actual Acorn Intra-Group Receivables are	€	[	•]
the Actual Acorn Net Debt is	€	[	•]
the Actual Acorn Working Capital Amount is	€	[	•]
the Aggregate Acorn Net DB Liabilities are	€	[	•]
the Actual Acorn Paid Shared Costs	€	[	•]

Yours faithfully

for and on behalf of Acorn Holdings B.V.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART H:

ACORN CLOSING STATEMENT

To:	Acorn Holdings B.V.

[Date]

Dear Sirs

Global Contribution Agreement (Excluding France) between Mondelēz International Holdings LLC, Acorn Holdings B.V., Charger Top HoldCo B.V. and Charger OpCo B.V., dated [•] 2014 (the “Agreement”)

We refer to the Agreement. Terms defined in the Agreement have the same meaning in this [draft] statement. This is the [Draft] MDLZ Closing Statement as such term is defined in the Agreement.

We attach the [Draft] MDLZ Closing Accounts. Furthermore, for the purposes of the Agreement:

MDLZ Business
the Actual MDLZ Cash is	€	[	•]
the Actual MDLZ Indebtedness is	€	[	•]
the Actual MDLZ Other Adjustments is	€	[	•]
the Actual MDLZ Intra-Group Payables are	€	[	•]
the Actual MDLZ Intra-Group Receivables are	€	[	•]
the Actual MDLZ Net Debt is	€	[	•]
the Actual MDLZ Working Capital Amount is	€	[	•]
the Aggregate MDLZ Net DB Liabilities are	€	[	•]
the Actual MDLZ Paid Shared Costs	€	[	•]

Yours faithfully

for and on behalf of Mondelēz International Holdings LLC

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART I:

ACORN ACCOUNTING POLICIES

1.	GENERAL ACCOUNTING POLICIES

1.1	The Draft Acorn Closing Accounts shall be drawn up in accordance with:

1.1.1	the accounting principles, policies, procedures, categorisations, definitions, methods, practices and techniques set out in paragraph 2 below;

1.1.2	to the extent not inconsistent with paragraph 1.1.1 above, the accounting principles, policies, procedures, categorisations, assets recognition bases, definitions, methods, practices and techniques (including in respect of the exercise of management judgment) adopted in respect of the categories of assets and liabilities in the Acorn Accounts; and

1.1.3	to the extent not otherwise addressed in paragraphs 1.1.1 and 1.1.2 above, IFRS as at the date of this agreement.

For the avoidance of doubt, paragraph 1.1.1 shall take precedence over paragraph 1.1.2 and paragraph 1.1.3, and paragraph 1.1.2 shall take precedence over paragraph 1.1.3.

1.2	The Draft Acorn Closing Accounts shall include the consolidated assets and liabilities of the Acorn Contributed Companies, the Acorn Sale Companies, the Acorn Transferred Assets and the Assumed Acorn Liabilities to the extent that they would be recognised on a balance sheet in accordance with paragraph 1.1 of this part I of schedule 5 (subject to the specific accounting policies below) and shall include no amounts in respect of the Retained Acorn Assets and the Retained Acorn Liabilities.

2.	SPECIFIC ACCOUNTING POLICIES

2.1	The Draft Acorn Closing Accounts shall be drawn up as at the Effective Time in (or substantially in) the form set out in part E of this schedule 5. No account shall be taken of events taking place after the Effective Time, and regard shall only be had to information available to the parties to this Agreement up to the date that the Draft Acorn Closing Accounts are delivered by Acorn to MDLZ.

2.2	The Draft Acorn Closing Accounts and the Draft Acorn Closing Statement will be prepared in Euros. For this purpose, assets and liabilities recorded in the books of an DEMB Group Company or a Charger Group Company in a currency other than Euros shall be translated into Euros at the closing mid point pound spot rate applicable to that non Euro currency at close of business in London on the Closing Date as shown in The Financial Times (London Edition) published on the next day after the Closing Date.

2.3	The Draft Acorn Closing Accounts shall be prepared on the basis that the DEMB Group (together with the Charger Group) is a going concern and shall exclude the effect of change of control or ownership of the DEMB Group and will not take into account the effects of any post-Closing reorganisations or the post-Closing intentions or obligations of the Charger Group.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.4	For the purposes of the Draft Acorn Closing Accounts and the Draft Acorn Closing Statement, the Effective Time shall be treated as the end of a financial and tax accounting period.

2.5	The provisions of this schedule 5 shall be interpreted so as to avoid double counting (whether positive or negative) of any item to be included in the Draft Acorn Closing Accounts.

2.6	The amount of any provision or other long term liability recorded within the Acorn Accounts shall be recorded as the same amount in the Draft Acorn Closing Accounts save to the extent that prior to the Effective Time the liability has been paid or as a result of a reassessment following a change in circumstances since the Acorn Accounts. The Draft Acorn Closing Accounts shall not include any revaluation of assets above the amount recorded in the Acorn Accounts.

2.7	The Draft Acorn Closing Accounts shall be prepared so as to include no provision with respect to any matter which is the subject of a specific indemnity, in favour of any Charger Group Company under the terms of any Transaction Document (other than the Global Tax Matters Agreement).

2.8	Insurance Claim Proceeds will only be recognised in Cash at the Effective Time to the extent that there is an equal or greater liability or provision in Actual Working Capital at the Effective Time for any unspent reinstatement or repair costs in respect of damaged or destroyed fixed assets or any amounts payable to which the Insurance Claim Proceeds relate.

2.9	No amounts shall be included in the Draft Acorn Closing Accounts in relation to deferred tax assets or deferred tax liabilities.

2.10	The Aggregate Acorn Net DB Liabilities will be calculated in accordance with schedule 11.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART J:

MDLZ ACCOUNTING POLICIES

1.	GENERAL ACCOUNTING POLICIES

1.1	The Draft MDLZ Closing Accounts shall be drawn up in accordance with:

1.1.1	the accounting principles, policies, procedures, categorisations, definitions, methods, practices and techniques set out in paragraph 2 below;

1.1.2	to the extent not inconsistent with paragraph 1.1.1 above, the accounting principles, policies, procedures, categorisations, assets recognition bases, definitions, methods, practices and techniques (including in respect of the exercise of management judgment) adopted in respect of the categories of assets and liabilities in the MDLZ Group Accounts; and

1.1.3	to the extent not otherwise addressed in paragraphs 1.1.1 and 1.1.2 above, US GAAP as at the date of this agreement.

For the avoidance of doubt, paragraph 1.1.1 shall take precedence over paragraph 1.1.2 and paragraph 1.1.3, and paragraph 1.1.2 shall take precedence over paragraph 1.1.3.

1.2	The MDLZ Closing Accounts shall include MDLZ Contributed Assets, MDLZ Sale Assets and MDLZ Assumed Liabilities to the extent that such MDLZ Contributed Assets, MDLZ Sale Assets and MDLZ Assumed Liabilities would be recognised on a balance sheet in accordance with paragraph 1 of this part J of schedule 5 above (subject to the specific accounting policies set out below) and shall include no amounts in respect of the Retained MDLZ Assets and the Retained MDLZ Liabilities.

2.	SPECIFIC ACCOUNTING POLICIES

2.1	The Draft MDLZ Closing Accounts shall be drawn up as at the Effective Time in (or substantially in) the form set out in part F of this schedule 5. No account shall be taken of events taking place after the Effective Time, and regard shall only be had to information available to the parties to this Agreement up to the date that the Draft MDLZ Closing Accounts are delivered by MDLZ to Acorn.

2.2	For the purposes of the Draft MDLZ Closing Accounts and the Draft MDLZ Closing Statement, the Effective Time shall be treated as the end of a financial and tax accounting period.

2.3	The provisions of this schedule 5 shall be interpreted so as to avoid double counting (whether positive or negative) of any item to be included in the Draft MDLZ Closing Accounts.

2.4	The Draft MDLZ Closing Accounts and the Draft MDLZ Closing Statement will be prepared in Euros. For this purpose, assets and liabilities recorded in the books of a MDLZ Transferred Group Company or a Charger Group Company in a currency other than Euros shall be translated into Euros at the closing mid point pound spot rate applicable to that non Euro currency at close of business in London on the Closing Date as shown in The Financial Times (London Edition) published on the next day after the Closing Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	The Draft MDLZ Closing Accounts shall be prepared so as to include no provision with respect to any matter which is the subject of a specific indemnity, in favour of any Charger Group Company under the terms of any Transaction Document (other than the Global Tax Matters Agreement).

2.6	Insurance Claim Proceeds will only be recognised in Cash at the Effective Time to the extent that there is an equal or greater liability or provision in Actual Working Capital at the Effective Time for any unspent reinstatement or repair costs in respect of damaged or destroyed fixed assets or any amounts payable to which the Insurance Claim Proceeds relate.

2.7	No amounts shall be included in the Draft MDLZ Closing Accounts in relation to deferred tax assets or deferred tax liabilities.

2.8	The Aggregate MDLZ Net DB Liabilities will be calculated in accordance with schedule 11.

2.9	To the extent that assets and liabilities are to be included in the Draft MDLZ Closing Accounts on an allocated basis, the allocation methodology and bases applied will be those used for the purposes of the MDLZ VDD and set out as follows:

Balance sheet category	Category	Methodology
Inventory	Europe and Russia	Actual reported inventory numbers for Coffee Business per HFM (excluding any intercompany profit uplift)

	Ukraine and All Other	Allocation from total inventory for Ukraine and All Other (as reported in HFM) based on the ratio of the last 12 months Coffee COGS to Total LTM COGS for Ukraine and All Other (as reported in the MDLZ FiT Sytem)

	Green Coffee	Actual cost paid

Accounts Receivable	All countries	Allocation (on a country by country level) based on the product of the days sales outstanding (DSO) for Mondelez International (as extracted from HFM) and average Coffee Net Revenues for the last 3 month period (as reported in the MDLZ FiT Sytem), consistent with the calculation in the MDLZ VDD, excluding any factoring

Accounts Payable	[ * * * ], excluding coffee beans payables	Allocation of non-coffee beans accounts payable based on the product of DPO (refer below for basis of calculation) and average COGS for the Coffee business, excluding coffee bean costs, for the last 3 months (as reported in the MDLZ FiT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Balance sheet category	Category	Methodology
Sytem). DPO is calculated based on total accounts payable for
Mondelez International (as extracted from HFM) and the last 3 months
COGS (total MDLZ as extracted from the MDLZ FiT Sytem) excluding coffee beans and Cocoa

All Other countries, excluding coffee beans payables	Allocation of non coffee beans accounts payable based on the product of the ratio of coffee COGS, excluding coffee beans, to total MDLZ
COGS for all other countries (as reported in the MDLZ FiT Sytem) and total accounts payable for All Other countries (as extracted from HFM)

	Coffee bean payables	Allocation based on the product of reported green bean purchases (as reported within [ * * * ] in the MDLZ FiT Sytem) and the specific DPO of the coffee bean suppliers measured on a last 12 months basis as at the Closing Date

Other Working Capital	Coffee specific balances	Actual reported coffee specific balances as extracted from the country level balance sheets in HFM

	Non specific balance	Allocation of relevant non-specific balance sheet items (i.e. after exclusion of all specific coffee and non-coffee related balances, and non-working capital items) based on the ratio of the Coffee Net Revenue to Total Net Revenue (as reported in the MDLZ FiT Sytem)

Definitions:

HFM – the Hyperion statutory reporting system

FiT – MDLZ management global reporting system

COGS – Cost of Goods Sold

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 6

APPORTIONMENT OF CONSIDERATION

1.	Within [ * * * ] calendar days of the date of this Agreement, MDLZ and Acorn shall attempt in good faith to reach agreement on an internationally recognised firm of chartered accountants to act as a valuation expert (the “Valuer”) to apportion the Consideration among the Transferred Assets.

2.	If the Partners are unable to reach agreement on the identity of the Valuer within the period set out in paragraph 1 of this schedule 6 (or such longer period as the Partners agree), the Valuer shall be identified, on the application in writing of either Partner, by the President for the time being of the Institute of Chartered Accountants in England and Wales.

3.	The Valuer shall be engaged jointly by the Partners on terms that include the terms set out in this schedule 6 and otherwise on such terms as shall be agreed between the Partners (acting reasonably and in good faith) and the Valuer. The costs of the Valuer shall be shared equally between the Partners.

4.	Within such timeframe as the Partners may agree with the Valuer and, in any event, prior to the Closing Date, the Valuer shall prepare two written valuation reports (each, a “Valuation Report”) on the following basis:

4.1	the Valuation Reports shall be prepared on a reasonably consistent basis, taking into account the facts and circumstances relevant to the assets and operations of each Partner;

4.2	the Partners shall inform the Valuer of the agreed value of the Consideration to be apportioned between the Transferred Assets;

4.3	one Valuation Report (the “MDLZ Valuation Report”) will apportion the value of the portion of the Consideration to be received by MDLZ among the MDLZ Transferred Assets;

4.4	the other Valuation Report (the “Acorn Valuation Report”) will apportion the value of the portion of the Consideration to be received by Acorn among the Acorn Transferred Assets and the Acorn Transferred Shares;

4.5	the level of detail of the apportionments to be included in each Valuation Report (which may be, without limitation, by country, by asset class, by asset or any combination) shall be agreed in writing between the Valuer by MDLZ (in respect of the MDLZ Valuation Report) and between the Valuer and Acorn (in respect of the Acorn Valuation Report) with a copy, in each case, to the other Partner. Within [10] Business Days of receiving that copy a Partner may require that the other Partner includes a greater level of detail (and the Partner receiving that notice shall then use reasonable endeavours to agree that greater level of detail with the Valuer), provided that such requesting Partner can reasonably establish that such greater level of detail is required to satisfy its reporting or other obligations; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.6	subject to the consultation and review rights provided in paragraphs 5 and 6 of this schedule 6:

4.6.1	MDLZ shall have sole control and shall have final approval over agreeing the apportionment included in the final MDLZ Valuation Report with the Valuer; and

4.6.2	Acorn shall have sole control and shall have final approval over agreeing the apportionment included in the final Acorn Valuation Report with the Valuer.

5.	MDLZ shall: (a) keep Acorn fully informed as to any material developments in respect of the MDLZ Valuation Report; (b) permit Acorn to review drafts of the MDLZ Valuation Report; (c) reasonably take into account comments provided by Acorn in respect of the MDLZ Valuation Report; and (d) provide each of Acorn and the Company with a copy of the final MDLZ Valuation Report.

6.	Acorn shall: (a) keep MDLZ fully informed as to any material developments in respect of the Acorn Valuation Report; (b) permit MDLZ to review drafts of the Acorn Valuation Report; (c) reasonably take into account comments provided by MDLZ in respect of the Acorn Valuation Report; and (d) provide each of MDLZ and the Company with a copy of the final Acorn Valuation Report.

7.	Except as specified in paragraph 4 of this schedule 6 or to the extent that the Partners otherwise agree, the Valuer shall determine its own procedure but:

7.1	apart from procedural matters and as otherwise set out in this Agreement, the Valuer shall determine only the apportionment of the Consideration between the Transferred Assets (on the level of detail of apportionment agreed with the Valuer pursuant to paragraph 4 of this schedule 6);

7.2	the Valuer shall assume for the purposes of its valuation that the portion of the Consideration to be received by each Partner will be the fair market value of the assets transferred by that Partner;

7.3	the procedure of the Valuer shall:

7.3.1	give MDLZ (in respect of the MDLZ Valuation Report) and Acorn (in respect of the Acorn Valuation Report) a reasonable opportunity to make oral representations and representations in writing to it; and

7.3.2	require that each Partner supplies the other with a copy of any representations in writing at the same time as they are made to the Valuer.

8.	The Valuer shall act as an expert and not an arbitrator and the final MDLZ Valuation Report and final Acorn Valuation Report, as approved by MDLZ and Acorn respectively, shall be final, save in the event of fraud of any party or the Valuer or manifest error of the Valuer (when the relevant part of its determination shall be void). Each party agrees not to (and to procure that each member of its respective Group does not) take any position that is inconsistent with those reports.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	Each of MDLZ, Acorn, and the Company shall (and shall procure that each member of its Group shall) co-operate with the Valuer and comply with its reasonable requests made in connection with the carrying out of its duties pursuant to its engagement under the terms of this Agreement.

10.	Nothing in this schedule 6 shall entitle a Partner, the Company or the Valuer to access to any information or document which is protected by legal professional privilege, or which has been prepared by the other Partner, the Company or its accountants or other professional advisers with a view to assessing the merits of any claim or argument. Neither a Partner nor the Company shall be entitled by reason of this paragraph 11 to refuse to supply such part or parts of documents as contain only the facts on which the relevant claim or argument is based.

11.	Each of MDLZ, Acorn, and the Company shall, and shall procure that the Valuer and its advisers (if any) shall, keep all information and documents provided to them pursuant to this schedule 6 confidential and shall not use them for any purpose, except for disclosure or use in connection with the agreement or determination of the apportionment of the Consideration, the proceedings of the Valuer or any other matter arising out of this Agreement or in defending any claim or argument or alleged claim or argument relating to this Agreement or its subject matter. Notwithstanding the foregoing and except as otherwise required by Law or the requirements of any applicable regulator (including the rules of any stock exchange but excluding any Taxing Authority): (a) MDLZ shall not disclose the Acorn Valuation Report to any third party or Taxing Authority without Acorn’s prior written consent (such consent not to be unreasonably withheld or delayed); (b) Acorn shall not disclose the MDLZ Valuation Report to any third party or Taxing Authority without MDLZ’s prior written consent (such consent not to be unreasonably withheld or delayed); (c) the Company shall not disclose the MDLZ Valuation Report to any third party or Taxing Authority without MDLZ’s prior written consent (such consent not to be unreasonably withheld or delayed); and (d) the Company shall not disclose the Acorn Valuation Report to any third party or Taxing Authority without Acorn’s prior written consent (such consent not to be unreasonably withheld or delayed).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 7

ACTION PENDING CLOSING

Terms defined in this Agreement by reference to facts or circumstances “at Closing” shall, when used in this schedule 7 (or when used in another defined term which itself is used in this schedule 7), be interpreted as if those references were to facts or circumstances “from time to time”. For example, for the purposes of this schedule 7, the term “Exclusive MDLZ Contract” (which is used in the definition of MDLZ Transferred Assets and which is, in turn, used in the definition of Transferred Assets) shall be interpreted as if the words “at Closing” in its definition were replaced with the words “from time to time”.

PART A:

OBLIGATIONS OF EACH PARTNER

Unless otherwise agreed in writing by the other Partner (such agreement not to be unreasonably withheld or delayed) or to the extent expressly provided for by this Agreement, each Partner shall (and shall procure that each member of its Group shall):

1.	operate its Business in the usual way and consistent with past practice, taking into account the prevailing economic and political environment and performance of its Business, so as to maintain its Business as a going concern and, in particular, to manage its Business to protect EBITDA while not materially adversely affecting the long term sustainability of its Business;

2.	not effect or become involved in any merger, demerger or other legal entity reorganisation (whether internal or with any other person) relating to, or which might adversely affect, its Business;

3.	not acquire or dispose of, or agree to acquire or dispose of, an asset (including shares) or assume or incur, or agree to assume or incur, a Liability or obligation (actual or contingent), in each case in connection with its Business and with a value or involving consideration, expenditure of liabilities exceeding [ * * * ], provided that: (a) this paragraph 3 does not apply to capital expenditure in connection with its Business (to which paragraph 4 applies); and (b) a Liability or obligation provided for in the Acorn Accounts or the MDLZ Accounts (as the case may be) that becomes due with no action by the relevant Partner (or member of its Group) shall not be treated as having been assumed or incurred for the purposes of this paragraph 3 to the extent of that provision;

4.	(a) continue to make capital expenditure in relation to its Business materially in line with the aggregate euro amount shown in its Capex Schedule taken as a whole (but, if Closing occurs before the end of 2015, taking into account that not all of the 2015 expenditure will have been made) (b) not otherwise make, or agree to make, capital expenditure in connection with its Business exceeding in total [ * * * ] (or its equivalent at the time) or incur, or agree to incur, a commitment or commitments involving capital expenditure in connection with its Business exceeding in total [ * * * ] (or its equivalent at the time);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	not create, or agree to create or amend an Encumbrance over any of its Transferred Assets or Underlying Transferred Assets or issued or unissued shares of any of its Transferred Group Companies, or redeem, or agree to redeem, an existing Encumbrance over any of its Transferred Assets or Underlying Transferred Assets or issued or unissued shares of any of its Transferred Group Companies, except in the usual course of its Business and consistent with past practice,or in connection with the Transaction Facility;

6.	continue, without amendment, each of its Insurance Policies to the extent they relate to its Business in accordance with past practice;

7.	in relation to its Material Property: (a) use and maintain its Material Property in accordance with past practice and the obligations set out in any lease pertaining to that Material Property (if applicable); and (b) not terminate, or give a notice to terminate, or vary or agree to vary any lease pertaining to any such Material Property;

8.	maintain levels of Stock in its Business in a manner consistent with past practice, other than in order to build up levels of finished goods (and other Stock to the extent needed to manufacture such finished goods) that are required in order to continue ordinary course business operations in the event of any foreseeable supply disruption to the trade as a consequence of the Transaction, including its Reorganisation;

9.	not enter into any onerous or unusual agreement, arrangement or obligation in connection with its Business or any of its Transferred Assets or Underlying Transferred Assets (including an agreement, arrangement or obligation of the type referred to in paragraph 3.6 of part A of schedule 9) in each case, involving consideration, expenditure or liabilities in excess of [ * * * ], provided that this paragraph does not apply to capital expenditure in connection with its Business (to which paragraph 4 applies);

10.	when entering into any material agreement, arrangement or obligation in connection with its Business which is not terminable by the applicable member of its Group on less than [ * * * ] months’ notice (but not including agreements with the trade), act in good faith to minimise any termination costs to the Charger Group after Closing while not materially adversely affecting its Business prior to Closing (and, in the case of MDLZ, its other businesses, provided that MDLZ does not unduly prefer such other businesses over the MDLZ Business in such agreement, arrangement or obligation); and

11.	not amend or terminate a material agreement, arrangement or obligation to which it is a party in connection with its Business or any of its Transferred Assets or Underlying Transferred Assets if doing so would have a material detriment to the Charger Group after Closing while not materially adversely affecting its Business prior to Closing (and, in the case of MDLZ, its other businesses, provided that MDLZ does not unduly prefer such other businesses over the MDLZ Business in such amendment or termination);

12.	not give, or agree to give, in connection with its Business, a guarantee, indemnity or other agreement to secure, or incur financial or other obligations with respect to, another person’s obligations for an amount exceeding [ * * * ] per such obligation and [ * * * ] in the aggregate, except in connection with the financing contemplated by this Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.	not enter into or materially amend any restrictive covenant (including any non-compete or non-solicitation undertaking, or, except in the usual way consistent with past practice, any material Intellectual Property Rights grants) to which it is a party in connection with its Business or any of its Transferred Assets or Underlying Transferred Assets;

14.	not initiate, settle or compromise litigation or arbitration proceedings in connection with its Business or any of its Transferred Assets or Underlying Transferred Assets or any of the Assumed Liabilities for which it is liable (or potentially liable), save for: (a) proceedings involving an expense, liability or value reasonably expected to be [ * * * ] or less; (b) proceedings in accordance with the ordinary course of its Business, consistent with past practice; (c) the settling or compromising of any amounts claimed by any Taxing Authority pursuant to a tax audit of its Business; (d) settling or compromising any proceedings brought by customers and/or consumers in connection with any historic non-compliance with Competition Laws; (e) settling or compromising proceedings where to do so would not adversely affect any Charger Group Company’s prospects of successfully defending similar proceedings after Closing; (f) any proceedings carried out to comply with paragraph 23; or (g) settling or comprising any proceedings for an amount equal to or less than any amount provided for in respect of those proceedings in the Acorn Accounts or the MDLZ Accounts (as the case may be);

15.	comply with all applicable Anti-Bribery Laws, Sanctions Laws, and Anti-Money Laundering Laws;

16.	not (and shall procure that its Affiliates shall not, and shall use its reasonable endeavours to procure that any of its and their respective Agents shall not) in connection with its Business:

(a)	pay, offer, promise or authorise, directly or indirectly, the payment of money or anything of value to a Government Official (or any other person at a Government Official’s request or with his assent or acquiescence) intending to:

(i)	influence a Government Official in his official capacity in order to assist any member of its Group or any other person in obtaining or retaining business or a business advantage, or in directing business to any third party;

(ii)	secure an improper advantage;

(iii)	induce any such Government Official to use his influence to affect or influence any act, omission or decision of a Government Entity in order to assist any member of its Group or any other person in obtaining or retaining business, or in directing business to any third party; or

(iv)	provide an unlawful personal gain or benefit, of financial or other value, to any such Government Official; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	otherwise, make any bribe, payoff, influence payment, kickback, or other unlawful payment to any person, regardless of the form, whether in money, property, or services, to obtain or retain business or to obtain any improper advantage for any member of its Group;

17.	make all tax returns, provide all information to relevant Taxing Authorities and pay all undisputed amounts of Tax, in each case in relation to its Business, that are required to be made, provided or paid within all applicable time limits;

18.	not allot, issue, transfer, redeem or repay a share in the capital of any Transferred Group Company (including an option or right of pre-emption or conversion) and not enter into any agreement, arrangement or obligation requiring the creation, allotment, issue, transfer, redemption or repayment of, or the grant to a person of the right (conditional or not) to require the allotment, issue, transfer, redemption or repayment of, a share in the capital of any Transferred Group Company (including an option or right of pre-emption or conversion);

19.	not amend the terms and conditions of (except in the usual course of business), or terminate (except in the case of gross misconduct), the employment or engagement of any of the newly defined Executive Committee members employed in their Group;

20.	not to increase the overall levels of base salary or variable remuneration payable to the employees who may be or become employed by a Charger Group Company immediately following Closing by more than a percentage that is consistent with local market practice for a particular location, having regard to the local market conditions in which the Partner operates its Business, except in the ordinary course of business, or as required by applicable Law or to comply with any pre-existing collective bargaining agreement such events to be determined on aggregate basis across all such employees as a whole, rather than on an individual by individual basis;

21.	not materially increase or decrease the level of benefits enjoyed by employees who may be or become employed by a Charger Group Company immediately following Closing under the benefit plans that are in force at the date of this agreement or extend the categories of employees who are eligible to participate in such benefit plans to a material extent except as required by applicable Law or to comply with any pre-existing collective bargaining agreement;

22.	not introduce new benefit plans in which employees who may be or become employed by a Charger Group Company immediately following Closing are eligible to participate, except: (a) as required by applicable Law; or (b) to comply with any pre-existing collective bargaining agreement or (c) in the case of Acorn, restructuring the current long term incentive plan of DEMB to make members of the Company’s management shareholders in the Company, rather than Acorn Holdings B.V. on the same terms as they are currently shareholders in Acorn Holdings B.V.; and

23.	protect, defend and enforce and maintain and renew each of its Intellectual Property Rights and continue to prosecute any pending application for its Intellectual Property Rights, in each case of more than a de minimis actual or likely potential value,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROVIDED THAT nothing in this part A of schedule 7 (with the exception of paragraphs 15 and 16) shall prevent any action taken (including by omission) by:

(a)	any MDLZ Group Company:

(i)	to implement the MDLZ Reorganisation or to separate the MDLZ Business from the other businesses of the MDLZ Group; or

(ii)	to make a sale, divestment, license or disposal of any of its assets or shares referred to in clause 6.6; and

(b)	any Acorn Group Company:

(i)	to implement the Acorn Reorganisation or to separate the Acorn Business from the other businesses of the Acorn Group; or

(ii)	to make a sale, divestment, license or disposal of any of its assets or shares referred to in clause 6.6.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

MDLZ OBLIGATIONS

Unless otherwise agreed in writing by Acorn (such agreement not to be unreasonably withheld or delayed) or to the extent expressly provided for by this Agreement, MDLZ shall (and shall procure that each MDLZ Group Company shall):

1.	not sell, dispose or otherwise transfer, directly or indirectly, to any person (other than another MDLZ Group Company) any shares in any company holding any of the MDLZ Underlying Transferred Assets; and

2.	to the extent arising within any MDLZ Transferred Group Company, retain any Insurance Claim Proceeds relating to MDLZ within an MDLZ Transferred Group Company,

PROVIDED THAT nothing in this part B of schedule 7 shall prevent any action taken (including by omission) by any MDLZ Group Company:

(a)	to implement the MDLZ Reorganisation or to separate the MDLZ Business from the other businesses of the MDLZ Group; or

(b)	to make a sale, divestment, license or disposal of any of its assets or shares referred to in clause 6.6.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

ACORN OBLIGATIONS

Unless otherwise agreed in writing by MDLZ (such agreement not to be unreasonably withheld or delayed) or to the extent expressly provided for by this Agreement, Acorn shall (and shall procure that each Acorn Group Company shall):

1.	not vary, amend or terminate the Acorn SFA, except in connection with the Transaction Facility;

2.	not sell, dispose or otherwise transfer, directly or indirectly, to any person (other than another Acorn Group Company) any shares in any company in the Acorn Group (other than in Acorn);

3.	retain any Insurance Claim Proceeds relating to Acorn within an DEMB Group Company;

4.	not enter into any facility that contains any provision that may restrict the ability of the Company or a Charger Group Company to pay distributions in accordance with the Shareholders’ Agreement and not amend an existing facility to include such a provision; and

5.	take all actions (including by omission) to ensure that each Charger Warranty would be true if given at any time prior to Closing.

PROVIDED THAT nothing in this part C of schedule 7, shall prevent any action taken (including by omission) by any Acorn Group Company:

(a)	to implement the Acorn Reorganisation or to separate the Acorn Business from the other businesses of the Acorn Group; or

(b)	to make a sale, divestment, license or disposal of any of its assets or shares referred to in clause 6.6.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 8

CLOSING REQUIREMENTS

PART A

MDLZ’S OBLIGATIONS

Subject to clause 8.13, at Closing MDLZ shall:

1.1	deliver to Acorn as evidence of the authority of each person executing this Agreement and any other document referred to in this part A of schedule 8 on MDLZ’s behalf:

1.1.1	a certified true copy of the minutes of a duly held meeting of the board of directors of MDLZ (or a duly constituted committee of the board) authorising the execution by MDLZ of such documents; or

1.1.2	a certified true copy of the power of attorney conferring the authority;

1.2	make any payments required pursuant to clause 3.16;

1.3	deliver to the Company (or another Charger Group Company designated in the MDLZ Macro Plans as receiving those assets):

1.3.1	duly executed transfer(s) in respect of the MDLZ Sale Shares and the MDLZ Contributed Shares and (to the extent relevant in the jurisdiction of incorporation) the share certificate(s) for such shares (or an indemnity in lieu thereof);

1.3.2	the common seal (if any), statutory books, certificates of incorporation and certificates of incorporation on change of name for each MDLZ Contributed Company and MDLZ Sale Company;

1.3.3	if required by the Company, an executed resignation letter from any director and secretary of each MDLZ Contributed Company and MDLZ Sale Company expressed to take effect from the end of the meeting held pursuant to paragraph 1.3 of this part A of schedule 8;

1.3.4	possession of those MDLZ Transferred Assets which are transferable by delivery with the intention that title in those MDLZ Transferred Assets should pass by delivery, other than to the extent retained by the Retained MDLZ Group to perform its obligations under the Transitional Services Agreement;

1.3.5	a duly executed deed of release in a form acceptable to Acorn, acting reasonably, in the event of, and in respect of any Encumbrance affecting any of the MDLZ Transferred Assets or MDLZ Underlying Transferred Assets;

1.3.6	the following Transaction Documents, duly executed by all relevant MDLZ Group Companies:

(a)	IP Assignment

(b)	IP Transfer Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Shareholders’ Resolution;

(d)	Company Trade Mark Licence;

(e)	New MDLZ Trade Mark Licence;

(f)	Trade Mark Co-existence Agreement; and

(g)	Transitional Services Agreement (if it has not already been signed);.

1.4	hold a meeting of the board of directors of each MDLZ Contributed Company and MDLZ Sale Company at which the directors:

1.4.1	vote in favour of the registration of the Company or its nominee(s) as its shareholder(s) in respect of the MDLZ Contributed Shares and MDLZ Sale Shares (as applicable), subject to the production of properly stamped transfers (if relevant);

1.4.2	appoint persons nominated by the Company as directors, secretary and, if required, auditors of that company with effect from the end of the meeting; and

1.4.3	accept the resignations of any person referred to in paragraph 1.3.3 of this part A of schedule 8 so as to take effect from the end of the meeting; and

1.5	to the extent required pursuant to clause 16, complete the sale of the MDLZ Properties in accordance with schedule 13;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

ACORN’S OBLIGATIONS

At Closing Acorn shall:

1.1	deliver to MDLZ as evidence of the authority of each person executing this Agreement and any other document referred to in this part B of schedule 8 on Acorn’s behalf:

1.1.1	a certified true copy of the minutes of a duly held meeting of the board of directors of Acorn (or a duly constituted committee of the board) authorising the execution by Acorn of such documents; or

1.1.2	a certified true copy of the power of attorney conferring the authority;

1.2	make any payments required pursuant to clause 3.16;

1.3	deliver to the Company (or another Charger Group Company designated in the Acorn Macro Plan as receiving those shares):

1.3.1	duly executed transfer(s) in respect of the Acorn Sale Shares and the Acorn Contributed Shares and (to the extent relevant in the jurisdiction of incorporation) the share certificate(s) for such shares (or an indemnity in lieu thereof);

1.3.2	the common seal (if any), statutory books, certificates of incorporation and certificates of incorporation on change of name for each Acorn Contributed Company and Acorn Sale Company;

1.3.3	if required by the Company, an executed resignation letter from each director and (if applicable) secretary of the Company and each Acorn Contributed Company and Acorn Sale Company expressed to take effect from the end of the meeting held pursuant to paragraph 1.4 of this part B of schedule 8;

1.3.4	possession of those Acorn Transferred Assets which are transferable by delivery with the intention that title in those Acorn Transferred Assets should pass by delivery;

1.3.5	a duly executed deed of release in a form acceptable to MDLZ, acting reasonably, in the event of, and in respect of any Encumbrance affecting any of the Acorn Transferred Shares or Acorn Underlying Transferred Assets;

1.3.6	duly executed by the all relevant Acorn Group Companies;

1.3.7	the following Transaction Documents, duly executed by all relevant Acorn Group Companies:

(a)	the Acorn IP Assignment;

(b)	the Shareholders’ Resolution; and

(c)	the Acorn Services Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4	hold a meeting of the board of directors of each Acorn Contributed Company and Acorn Sale Company at which the directors:

1.4.1	vote in favour of the registration of the Company or its nominee(s) as its shareholder(s) in respect of the Acorn Contributed Shares and Acorn Sale Shares (as applicable), and subject to the production of properly stamped transfers (if relevant);

1.4.2	appoint persons nominated by the Company as directors, secretary and, if required, auditors of that company with effect from the end of the meeting;

1.4.3	accept the resignations of any person referred to in paragraph 1.3.3 of this part B of schedule 8 so as to take effect from the end of the meeting; and

1.4.4	to the extent required, complete the sale of any real estate comprised in the Acorn Transferred Assets.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

THE COMPANY’S OBLIGATIONS

1.	At Closing the Company shall:

1.1	make (or shall procure that Charger Group Companies together make) the payment of the Initial MDLZ Cash Payment to MDLZ (or other Retained MDLZ Group Companies as MDLZ directs in writing) by transfer of funds for same day value to such account as shall have been notified to the Company by MDLZ at least five Business Days before the Closing Date;

1.2	make (or shall procure that Charger Group Companies together make) the payment of the Initial Acorn Cash Payment to Acorn (or other Retained Acorn Group Companies as Acorn directs in writing) by transfer of funds for same day value to such account as shall have been notified to the Company by Acorn at least five Business Days before the Closing Date;

1.3	issue and allot the MDLZ Consideration Shares to MDLZ (or other designated Retained MDLZ Group Companies) in accordance with clause 3.2.2;

1.4	issue and allot the Acorn Consideration Shares to Acorn (or other designated Retained Acorn Group Companies) in accordance with clause 3.3.2;

1.5	if clause 3.16 applies, issue one or more Consideration Notes to MDLZ in accordance with clauses 3.16.2 or 3.16.3;

1.6	pass all corporate resolutions and documents required for the issue of the Consideration Shares;

1.7	deliver to each of MDLZ and Acorn:

1.7.1	as evidence of the authority of each person executing any document pursuant to this Agreement (including any document referred to in this part C of schedule 8) on the Company’s behalf:

(a)	a certified true copy of the minutes of a duly held meeting of the board directors of the Company (or a duly constituted committee of the board) authorising the execution by the Company of such documents; or

(b)	a certified true copy of the power of attorney conferring the authority;

1.7.2	the following Transaction Documents, duly executed by the all relevant Charger Group Companies:

(a)	IP Assignment;

(b)	Acorn IP Assignment;

(c)	Company Trade Mark Licence;

(d)	New MDLZ Trade Mark Licence;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	Trade Mark Co-existence Agreement

(f)	Transitional Services Agreement (if it has not already been signed); and

(g)	Acorn Services Agreement;

1.8	pay in cash the fees and disbursements charged by the civil law notary for his professional services in relation to the notarial documentation referred to in this schedule 8;

1.9	hold a meeting of the board of directors or shareholders of the Company (as the case may be) at which the directors or shareholders:

1.9.1	appoint as directors of the Company the persons identified in the Shareholders’ Agreement as the directors of the Company at Closing;

1.9.2	appoint to executive roles within the Company the persons identified in the Shareholders’ Agreement as the executive team of the Company at Closing; and

1.9.3	accept the resignations of any person referred to in paragraph 1.3.3 of part B of this schedule 8 so as to take effect from the end of the meeting.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 9

WARRANTIES

In this schedule 9, the following terms and expressions have the following meanings:

Term or expression	Meaning when a Warranty is given by MDLZ	Meaning when a Warranty is given by Acorn
“Accounts”	the MDLZ Accounts	the Acorn Accounts

“Existing Transferred Companies”	the MDLZ Sale Companies and the MDLZ Contributed Companies in existence at the date of this Agreement	the Acorn Transferred Companies in existence at the date of this Agreement

“Existing Transferred Group Companies”	the MDLZ Transferred Group Companies in existence at the date of this Agreement	the DEMB Group Companies in existence at the date of this Agreement

“Material DB Scheme”	a DB Scheme that is sponsored or operated by a member of the MDLZ Group or to which a member of the MDLZ Group is obliged to make contributions, that is material to the MDLZ Business, taken as a whole as at the date of this Agreement	a DB Scheme that is sponsored or operated by a member of the Acorn Group or to which a member of the Acorn Group is obliged to make contributions, that is material to the Acorn Business, taken as a whole as at the date of this Agreement

“Partner”	MDLZ	Acorn

“Relevant Group”	the MDLZ Group, at the date of this Agreement	the DEMB Group, at the date of this Agreement, and Tea Forte

“so far as the Partner is aware” or any other reference to a Partner’s knowledge, information or belief	the actual knowledge of: In respect of all Warranties: • [ * * * ] • [ * * * ] • [ * * * ] • [ * * * ]	the actual knowledge of: In respect of all Warranties: • [ * * * ] • [ * * * ] • [ * * * ] • [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Term or expression	Meaning when a Warranty is given by MDLZ	Meaning when a Warranty is given by Acorn

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

In respect of those Warranties in paragraph 2 of part A of this schedule 9 and in respect of Intellectual Property matters only those in paragraphs 9 and 18 of part A of this schedule 9 and paragraph 2 of part B of this schedule 9

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

In respect of those Warranties in paragraphs 7 and 8 of part A of this schedule 9 and in respect of employee matters only those in paragraph 9 of part A of this schedule 9

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

•   [ * * * ]

In respect of those Warranties in paragraphs 3 to 6, 13 and 18 of part A of this schedule 9 and paragraph 4 of part C schedule 9:

•   [ * * * ]

In respect of those Warranties in paragraphs 3, 4, 8, 10, 11 and 15 of part A of this schedule 9:

•   [ * * * ]

In respect of those Warranties in paragraph 15 of part A of this schedule 9:

•   [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Term or expression	Meaning when a Warranty is given by MDLZ	Meaning when a Warranty is given by Acorn

•    [ * * * ]

•    [ * * * ]

•    [ * * * ]

•    [ * * * ]

In respect of those Warranties in paragraphs 11, 15 and 16 of part A of this schedule 9

•    [ * * * ]

In respect of those Warranties in paragraphs 3 to 6, 13, 18 of part A of this schedule 9 and paragraph 2 of part B of this schedule 9

•    [ * * * ]

In respect of those Warranties in paragraph 2 of part A of this schedule 9 and in respect of Intellectual Property matters only those in paragraphs 9 and 18 of part A of this schedule 9 and paragraph 4 of part C schedule 9:

•    [ * * * ]

In respect of those Warranties in paragraphs 7 and 8 of part A of this schedule 9 and in respect of employee matters only those in paragraph 9 of part A of this schedule 9

•    [ * * * ]

•    [ * * * ]

“Transferred Companies”	the MDLZ Sale Companies and the MDLZ Contributed Companies	the Acorn Transferred Companies

“Transferred Group Companies”	the MDLZ Transferred Group Companies	the DEMB Group Companies

“Transferred Shares”	the MDLZ Sale Shares and the MDLZ Contributed Shares	the Acorn Transferred Shares

“Warranted Contracts”	the MDLZ Contracts that are material to the MDLZ Business, taken as a whole, as at the date of this Agreement	the contracts to which any Acorn Group Company is a party and that are material to the Acorn Business, taken as a whole, as at the date of this Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Term or expression	Meaning when a Warranty is given by MDLZ	Meaning when a Warranty is given by Acorn
“Warranted DB Pension Scheme”	the MDLZ Material DB Schemes listed in the table in schedule 11 plus the CPF and the MDLZ UK Pension Scheme	the Acorn Material DB Schemes listed in the table in schedule 11

“Warranted Fixed Plant”	the MDLZ Fixed Plant that is material to the MDLZ Business, taken as whole, as at the date of this Agreement	the fixed plant and machinery and leasehold improvements owned by any Acorn Group Company and that are material to the Acorn Business, taken as a whole, as at the date of this Agreement

“Warranted IP Licences”	the Transferred MDLZ IP Licences and the Retained MDLZ IP Licences which are material to the MDLZ Business, taken as a whole, as at the date of this Agreement, and the material Existing IP Licences Out at the date of this Agreement	the licences to Acorn Group Companies of Intellectual Property which are material to the Acorn Business, taken as a whole, as at the date of this Agreement, and the material licences out from Acorn Group Companies of Intellectual Property Rights at the date of this Agreement

“Warranted IP Rights”	the Transferred MDLZ IP Rights, and the Retained MDLZ IP Rights (to the extent to be licensed under the IP Transfer Agreement and, in any event, the [ * * * ] IP Rights), in each case that are material to the MDLZ Business, taken as a whole, as at the date of this Agreement	the Intellectual Property Rights owned legally or beneficially by any Acorn Group Company and which are material to the Acorn Business, taken as a whole, as at the date of this Agreement

“Warranted Machinery”	the MDLZ Machinery that is material to the MDLZ Business, taken as whole, as at the date of this Agreement	the loose plant, machinery, equipment and other similar articles owned by any Acorn Group Company and that are material to the Acorn Business, taken as a whole, as at the date of this Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Term or expression	Meaning when a Warranty is given by MDLZ	Meaning when a Warranty is given by Acorn
“Warranted Properties”	the properties listed in part B of schedule 1	the freehold and leasehold properties owned or leased by any Acorn Group Company and used in the Acorn Business

“Warranted Shares”	the MDLZ Sale Shares and the MDLZ Contributed Shares in existence at the date of this Agreement	the Acorn Transferred Shares in existence at the date of this Agreement

“Warranted Stock”	the MDLZ Stock as at the date of this Agreement	the stock of raw materials, packaging materials and partly finished goods owned by any Acorn Group Company as at the date of this Agreement

“Warranted Termination/Jubilee Scheme”	the MDLZ Termination/ Jubilee Schemes listed in the table in schedule 11	the Acorn/ DEMB Termination/Jubilee Schemes listed in the table in schedule 11

“Warranted Transferred Assets”	the MDLZ Underlying Transferred Assets	the Acorn Underlying Transferred Assets

Terms defined in this Agreement by reference to facts or circumstances “at Closing” shall, when used in this schedule 9 (or when used in another defined term which itself is used in this schedule 9), be interpreted as if those references were to facts or circumstances “from time to time”. For example, for the purposes of this schedule 9, the term “Exclusive MDLZ Contract” (which is used in the definition of MDLZ Contract) shall be interpreted as if the words “at Closing” in its definition were replaced with the words “from time to time”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART A:

MUTUAL WARRANTIES

1.	SHARES

1.1	The Partner (or a wholly-owned member of its Group) is the sole legal and beneficial owner of all of the Warranted Shares and, immediately prior to Closing, will be the sole legal and beneficial owner of all of the Transferred Shares.

1.2	The Warranted Shares are fully paid and comprise the whole of the allotted and issued share capital of the Existing Transferred Companies and, immediately prior to Closing, the Transferred Shares will be fully paid and comprise the whole of the allotted and issued share capital of the Transferred Companies.

1.3	Each allotted and issued share in the capital of each Existing Transferred Group Company is, and immediately prior to Closing each allotted and issued share in the capital of each Transferred Company will be, fully paid and is legally and beneficially owned by the Partner (or a wholly-owned member of its Group).

1.4	There is no Encumbrance, and there is no agreement, arrangement or obligation to create or give an Encumbrance, in relation to any of the Warranted Shares or any shares in any Existing Transferred Group Company or any unissued shares in the capital of any Existing Transferred Group Company.

1.5	Other than this Agreement, there is no agreement, arrangement or obligation requiring the creation, allotment, issue, transfer, redemption or repayment of, or the grant to a person of the right (conditional or not) to require the allotment, issue, transfer, redemption or repayment of, a share in the capital of any Existing Transferred Group Company (including an option or right of pre-emption or conversion).

2.	INTELLECTUAL PROPERTY

2.1	The information provided in the Agreement in respect of each Warranted IP Right is materially accurate.

2.2	The Warranted IP Rights are legally and beneficially owned by a member of the Partner’s Relevant Group free and clear of Encumbrances.

2.3	All material renewal and maintenance fees due up to and including the date of this Agreement in respect of each Warranted IP Right have been paid in full and on time. Each other action due or required to maintain the Warranted IP Rights has been taken on time.

2.4	Neither the Partner nor any member of its Group has granted or is obliged to grant a material licence, assignment, security interest or other material right, title or interest in respect of any of the Warranted IP Rights that represents a restriction on its right to use those Warranted IP Rights that are material in the context of its Business taken as a whole.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	There is (and during the three years ending on the date of this Agreement there has been) no material civil, criminal, arbitration, administrative or other proceeding or dispute in any jurisdiction concerning any of the Warranted IP Rights, including any proceedings in which a third party is opposing seeking to invalidate or revoke or disputing ownership of any rights of the Partner or any member of its Group in the Warranted IP Rights. The Partner has not received any written notice that any such material proceeding or dispute is pending or threatened.

2.6	Neither the Partner nor any member of its Group is a party to (or has during the three years ending on the date of this Agreement threatened or brought) proceedings opposing, seeking to invalidate or revoke, or disputing ownership of any third party rights in Intellectual Property which relate or which may relate to its Business and no such proceedings are pending.

2.7	So far as the Partner is aware, no third party has, during the three years ending on the date of this Agreement, committed or threatened to commit a material infringement, unauthorised use or misuse of any of the Warranted IP Rights.

2.8	So far as the Partner is aware, the activities, processes, methods, products, services or material Intellectual Property used, manufactured, dealt in or supplied on or during the three years ending on the date of this Agreement by the Partner (or any member of its Group) in its Business have not given rise to an actual or threatened claim for infringement of Intellectual Property rights against the Partner or its Group during the three years ending on the date of this Agreement.

2.9	So far as the Partner is aware, there are no orders, judgements, injunctions, consents, writs, decrees, rulings or other similar actions binding on the Partner or any member of its Group with respect to Intellectual Property Rights or, so far as the Partner is aware, otherwise binding on such Partner’s Warranted IP Rights that, restricts or limits its Business or its material Warranted IP Rights in any material respect, its contemplated consummation of the Transaction or that would reasonably be expected to limit the conduct of the Charger Business.

2.10	The Partner and the members of its Group have used reasonable endeavours to maintain the confidentiality of all material trade secrets and other material confidential information and, so far as the Partner is aware, there has not been, during the three years ending on the date of this Agreement, any unauthorised use or disclosure of such material trade secrets and other material confidential information.

2.11	So far as the Partner is aware, no party to a Warranted IP Licence is, or has at any time during the three years ending on the date of this Agreement, materially breached that Warranted IP Licence and no circumstances currently exist which would give rise to any Warranted IP Licence being terminated, suspended, varied or revoked without the consent of the Partner or a member of its Group (other than termination without cause upon notice in accordance with the terms of the Warranted IP Licence).

2.12	The Warranted IP Rights and the rights of the Partner (and any member of its Group) in relation to Intellectual Property rights licensed to the Partner’s Business pursuant to the Warranted IP Licences will not be adversely affected by the execution or performance of the transactions contemplated by this Agreement in accordance with their terms.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	MATERIAL CONTRACTS

3.1	No party to a Warranted Contract that is a member of the Partner’s Group is in material breach of a Warranted Contract and, so far as the Partner is aware, no other party is in material breach of a Warranted Contract and no fact or circumstance exists which might give rise to such a material breach.

3.2	No party to a Warranted Contract has given written notice of its intention to terminate, or has, so far as the Partner is aware, sought to repudiate or disclaim, a Warranted Contract.

3.3	So far as the Partner is aware, no fact or circumstance exists which might invalidate or give rise to a ground for termination, avoidance or repudiation of a Warranted Contract.

3.4	There is (and during the three years ending on the date of this Agreement there has been) no material proceeding or dispute in any jurisdiction concerning any Warranted Contract. No such material proceeding or dispute is pending or, so far as the Partner is aware, is threatened.

3.5	Neither the Partner nor any member of its Group is party to any contract, agreement or arrangement which will transfer or be assigned to the Charger Group as a consequence of the Transaction and which will materially restrict the operation of the Charger Business following Closing (including any restrictions as to the territories, sales channels and product types within the scope of the Charger Business).

3.6	Neither the Partner (nor any member of its Group) is party to any long term (meaning a term of over ten years in duration), unusual or onerous contract, agreement or arrangement which will transfer or be assigned to the Charger Group as a consequence of the Transaction and which cannot be terminated by the Partner (or a member of its Group) on notice of one year or less.

3.7	The execution or performance of this Agreement will not result in a breach of, constitute a default under, or give to any third party any right of termination or cancellation of, a Warranted Contract. So far as the Partner is aware, the execution or performance of this Agreement will not conflict with a Warranted Contract.

4.	PROPERTY

4.1	A member of the Partner’s Relevant Group has good and marketable title to each Warranted Property and is the sole legal and beneficial owner of each Warranted Property.

4.2	None of the Warranted Properties nor any of their title deeds are subject to an interest, including an Encumbrance, agreement for sale or other disposition of any interest in it, obligation, condition, right, easement, exception or reservation except for: (a) agreements to grant occupational leases of property surplus to the requirements of its Business at market rent and otherwise on arms length market terms; and (b) easements, covenants, short term licences or third party rights granted in the ordinary course of business and which would not materially adversely affect the continued operations of its Business as carried on from the relevant Warranted Property.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	No Warranted Property is subject to an order for compulsory acquisition.

4.4	The existing use of each Warranted Property and any development on each Warranted Property is the lawful and permitted use under applicable legislation and (where the Warranted Property is held under a lease), the terms of that lease, as varied from time to time.

4.5	There is no person in or entitled to possession, occupation, use or control of any Warranted Property, save for tenants under occupational leases or licences of property surplus to the requirements of its Business at market rents and otherwise on arms length market terms.

4.6	Where a Partner (or a member of its Group) holds a Warranted Property by way of a lease:

4.6.1	so far as the Partner is aware, there is no fact or circumstance (and no fact or circumstance that will arise within 18 months of the date of this Agreement) that:

(a)	could entitle or require a person (including a landlord or licensor) to forfeit or enter on, or take possession of, or occupy, the Warranted Property; or

(b)	could restrict or terminate the continued and uninterrupted possession, existing use or occupation of the Warranted Property; and

4.6.2	no party to such a lease that is a member of a Partner’s Group is in material breach of the terms of that lease.

4.7	There is (and during the three years ending on the date of this Agreement there has been) no material Property Proceeding in any jurisdiction concerning any of the Warranted Properties. No such material Property Proceeding is pending or, so far as the Partner is aware, is threatened. As far as the Partner is aware, there is no outstanding notice, judgment, order, decree, arbitral award or decision of a court, tribunal, arbitrator or governmental agency affecting any of the Warranted Properties. Nothing in this Warranty concerns any Environmental Proceeding.

4.8	So far as the Partner is aware:

4.8.1	there is no material deficiency which requires correction in the state or condition of any building or other structure on or forming part of any Warranted Property; and

4.8.2	no flooding, subsidence or other material defect of any kind (including, without limitation, a design or construction defect) materially affects or has materially affected any Warranted Property during the two years ending on the date of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	IT SYSTEMS

5.1	The IT Systems used exclusively in and material to the operation of a Partner’s Business are legally and beneficially owned, licensed or leased by a member of the Partner’s Relevant Group free from any Encumbrance, except for such IT Systems operated by IT outsourcers and IT services providers for such Partner’s Business.

5.2	A member of a Partner’s Relevant Group has the right and authority to use the IT Systems referred to in paragraph 5.1 of this schedule 9, and such use is not wholly or partly dependent on any facilities or services not under the exclusive control of a member of the Partner’s Relevant Group, except for such IT Systems operated by IT outsourcers and IT services providers for such Partner’s Business.

5.3	The IT Systems referred to in paragraph 5.1 of this schedule 9 are materially in working order.

5.4	The Partner maintains appropriate security measures in accordance with industry standards to protect the IT Systems used in its Business from unauthorised access and, so far as the Partner is aware, during the three years ending on the date of this Agreement, there has not been (i) any material disruption to the Partner’s Business as a result of any IT Systems disruptions the root cause of which has not been remedied as of the date hereof and (ii) any material security breach of the IT Systems used in the Partner’s Business.

6.	FIXED PLANT, MACHINERY AND STOCK

6.1	Subject to any title transfer or retention arrangement, the Warranted Fixed Plant, the Warranted Machinery and the Warranted Stock is legally and beneficially owned by a member of the Partner’s Relevant Group free from any Encumbrance.

7.	EMPLOYEES

7.1	In this paragraph 7, “T150 Role” any role in the Charger organisational design at or above a level equivalent to the current DEMB Band III level (or such other level as may be determined by the Charger Executive Committee after the date of this Agreement) but excluding any Charger Executive Committee role).

7.2	The Partner has (and so far as the Partner is aware the relevant members of its Group have) no outstanding liability for any material breach of or failure to comply with any material Law or any contract of employment or collective agreement applicable to the employment of employees in the Partner’s Business as at the date of this Agreement where such breach or failure would be material to the Partner’s Business taken as a whole at the date of this Agreement.

7.3	The Partner is not involved in (and so far as the Partner is aware no relevant member of its Group is involved in) any dispute with any works council, trade union or other employee representatives where such dispute would be material to the Partner’s Business taken as a whole at the date of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.4	The Partner has not (and so far as the Partner is aware, no relevant member of its Group has) made any offer, representation or statement to any employee which would lead such individual to hold a reasonable expectation that he or she would be offered a “T150 Role”.

7.5	There is no term in any contract of employment or collective agreement which would as a result of the execution or performance of this Agreement in accordance with its terms lead to a person who, as at the date of this Agreement, is an Executive being entitled to receive any payment over and above his contractual entitlements absent such execution or performance.

7.6	There is no incentive and retention schemes which would as a result of the execution or performance of this Agreement in accordance with its terms lead to employees being entitled to receive any payment or be granted any benefit where the making of any such payment or granting of such benefit would be material to the Partner’s Business taken as a whole at the date of this Agreement.

8.	PENSIONS AND TERMINATION/JUBILEE SCHEMES

8.1	Other than the Warranted DB Schemes there is not as at the date of this Agreement any Material DB Scheme.

8.2	Other than the Warranted Termination/Jubilee Schemes there is not as at the date of this Agreement any Termination/Jubilee Scheme that is material to the Partner’s Business taken as a whole at the date of this Agreement.

8.3	In relation to the Warranted DB Schemes as such schemes relate to the Business the Partner has and the members of its Group have no liability for any material breach of or failure to comply with any material Laws applicable to the Warranted DB Scheme or for any failure to administer the Warranted DB Scheme in accordance with the requirements of its governing documentation.

8.4	There is (and during the three years ending on the date of this Agreement there has been) no material civil, criminal, arbitration, administrative or other proceedings or dispute in any jurisdiction concerning a Warranted DB Scheme as such scheme relates to the Business. The Partner has not received any written notice that any such material proceeding or dispute is pending or threatened.

8.5	Other than in the ordinary course of business there is no material amount that as at the date of this Agreement has accrued due from a Partner to a Pension Scheme but has not been paid (nor is aware is any such amount accrued due from but is unpaid by any other member of its Group).

9.	LITIGATION AND COMPLIANCE WITH LAW

9.1	Except as claimant in the collection of debts arising in the ordinary course of its Business, neither the Partner (nor any member of its Group) is involved, or has during the two years ending on the date of this Agreement been involved, in a material civil, criminal, arbitration, administrative or other proceeding in relation to its Business or any of its Warranted Transferred Assets. No civil, criminal, arbitration, administrative or other proceeding in relation to its Business or any of the Warranted Transferred Assets is pending or, so far as the Partner is aware, is threatened by or against the Partner or any member of its Group. Nothing in this Warranty concerns any Property Proceeding.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.2	There is no outstanding material judgment, order, decree, arbitral award or material decision of a court, tribunal, arbitrator or governmental agency in any jurisdiction against the Partner or any member of its Group in relation to its Business or any of its Warranted Transferred Assets. Nothing in this Warranty concerns any Property Proceeding.

9.3	Neither the Partner (nor any member of its Group) nor (as far as the Partner is aware) any of its Agents has, during the five years ending on the date of this Agreement, done or omitted to do anything in relation to its Business or its Warranted Transferred Assets, the doing or omission of which amounts to a contravention of any statute, regulation or court order (including Anti-Bribery Laws, Sanctions Laws, and Anti-Money Laundering Laws).

9.4	Neither the Partner nor any other member of its Group has, during the five years ending on the date of this Agreement, received written notice from any governmental or regulatory body that it is, in relation to its Business, in violation of, or in default with respect to, any statute, regulation, order, decree or judgment of any court or governmental agency of the jurisdiction in which it is incorporated (including Anti-Bribery Laws, Sanctions Laws, and Anti-Money Laundering Laws).

9.5	Neither the Partner (nor any member of its Group) nor (as far as the Partner is aware) any of their respective Agents has, during the five years ending on the date of this Agreement, in connection with its Business:

9.5.1	paid, offered, promised, given or authorised, directly or indirectly, the payment of money or anything of value to a Government Official (or any other person at a Government Official’s request or with his assent or acquiescence) intending to:

(a)	influence a Government Official in his official capacity in order to assist any member of its Group or any other person in obtaining or retaining business or a business advantage, or in directing business to any third party;

(b)	secure an improper advantage;

(c)	induce any such Government Official to use his influence to affect or influence any act, omission or decision of a Government Entity in order to assist any member of its Group or any other person in obtaining or retaining business, or in directing business to any third party; or

(d)	provide an unlawful personal gain or benefit, of financial or other value, to any such Government Official; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.5.2	otherwise made any bribe, payoff, influence payment, kickback, or other unlawful payment to any person, regardless of the form, whether in money, property, or services, to obtain or retain business or to obtain any improper advantage for any member of its Group.

9.6	There is not and has not during the three years ending on the date of this Agreement been any governmental or other investigation, enquiry or disciplinary proceeding concerning the Partner or its Business and, so far as the Partner is aware, none is pending or threatened.

10.	GUARANTEES

As far as the Partner is aware, no Existing Transferred Group Company has provided any guarantee of any obligations of or granted any indemnity to any person, entity or association that will not be an Existing Transferred Group Company at Closing.

11.	SOLVENCY

11.1	Neither the Partner, nor any Existing Transferred Group Company, has stopped or has suspended payment of its debts or is unable to, or foresees it will be unable to, pay its debts within the meaning of section 1 or section 214 of the Dutch Insolvency Act (Faillissementswet) or has otherwise become insolvent in any relevant jurisdiction.

11.2	There are no Insolvency Proceedings in respect of the Partner, any Existing Transferred Group Company or any part of their respective assets or undertakings, nor has any petition, application or other document been made or filed, or has any other step been taken, to commence such Insolvency Proceedings or to otherwise appoint an administrator in respect of the Partner, an Existing Transferred Group Company or any part of their respective assets or undertakings, or to notify an intention to do so. There are no circumstances which require or would enable any Insolvency Proceedings to be commenced in respect of the Partner, any Existing Transferred Group Company or any part of their respective assets or undertakings, nor are there, so far as the Partner is aware, any such Insolvency Proceedings threatened.

11.3	Neither the Partner, nor any Existing Transferred Group Company, has commenced negotiations with its creditors or any class of its creditors with a view to rescheduling any of its indebtedness or has made or proposed any arrangement or composition with its creditors or any class of its creditors as a result of anticipated financial difficulties.

11.4	There are no transactions entered into by the Partner or any Existing Transferred Group Company capable of being set aside, stayed, reversed, avoided or affected in whole or in part by any Insolvency Proceedings affecting the Partner or an Existing Transferred Group Company or any part of their respective assets or undertakings (whether or not such proceedings have commenced) whether as transactions at undervalue, in fraud of or against the interests of creditors, preferences or Paulian actions (actio Pauliana) or similar concepts or legal principles

11.5	No meeting has been convened at which a resolution is to be proposed, no resolution has been passed, no petition has been presented and no order has been made for the winding-up of the Partner or any Existing Transferred Group Company and, so far as the Partner is aware, no petition has been presented for that purpose and no provisional liquidator has been appointed to the Partner or any Existing Transferred Group Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.6	Outside the Netherlands, no event or circumstance has occurred or exists analogous to those described in paragraphs 11.1 to 11.5 of this part A of schedule 9.

12.	INSURANCE

Each Warranted Transferred Asset that is insurable is (and has been at all material times during the three years ending on the date of this Agreement) adequately insured against each risk normally insured against by a person operating the same type of business as the Partner’s Business.

13.	ENVIRONMENTAL MATTERS

13.1	The Partner (and the relevant members of its Group) have, in relation to its Business, materially complied with all applicable and material Environmental Laws and Environmental Agreements and the Partner has not given or received any notification under Environmental Laws or Environmental Agreements requiring it to take or omit to take any action in relation to its Business or the Warranted Transferred Assets.

13.2	Neither the Partner, nor (so far as the Partner is aware) any person for whose acts the Partner may be vicariously liable, is involved or has during the five years ending on the date of this Agreement been involved, in an Environmental Proceeding. No Environmental Proceeding is pending or, so far as the Partner is aware, has been threatened by or against the Partner or, so far as the Partner is aware, any person for whose acts or defaults the Partner might be vicariously liable.

13.3	There is and has, during the period of five years ending on the date of this Agreement, been no Environmental Investigation concerning the Partner or its Group in connection with the Business or the Warranted Transferred Assets and none is pending or, so far as the Partner is aware, threatened.

14.	COMPETITION

14.1	Neither the Partner, nor any Existing Transferred Group Company has any liability under, and are not engaged in, any agreement, arrangement, concerted practice or conduct in connection with its Business:

14.1.1	which has been notified to the European Commission, the EFTA Surveillance Authority or a competition or governmental authority of another jurisdiction for any of: (i) an exemption under Article 101(3) TFEU or Article 53(3) of the Agreement on the European Economic Area (the “EEA Agreement”); (ii) a negative clearance under Article 101 or 102 of the Treaty on the Functioning of the European Union and previous versions of that Treaty (“TFEU”) or Article 53 or 54 of the EEA Agreement; (iii) guidance in accordance with the Notice of the European Commission on informal guidance relating to novel questions concerning Articles 101 and 102 TFEU; or (iv) guidance or a decision under the Competition Act 1998;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.1.2	which would be prohibited by Article 101(1) TFEU, Article 53(1) of the EEA Agreement or section 2(1) of the Competition Act 1998, save for the application of one or more of Article 101(3) TFEU, Article 53(3) of the EEA Agreement or section 9(1) of the Competition Act; or

14.1.3	which is prohibited by any Competition Law.

14.2	During the three years ending on the date of this Agreement:

14.2.1	neither the Partner nor any member of its Group has received a communication or request for information relating to its Business from or by a competition or governmental authority of another jurisdiction; and

14.2.2	no agreement, arrangement or conduct (by omission or otherwise) of the Partner (or any member of its Group) in connection with its Business has been the subject of an investigation, report or decision by any of those persons or bodies and so far as the Partner is aware, none is pending or threatened; and

so far as the Partner is aware, no fact or circumstance exists which might give rise to an investigation, report or decision by any of those persons or bodies in connection with the Business.

14.3	Neither the Partner, nor any member of its Group has received State Aid, as that term is understood for the purposes of Article 107 TFEU or Article 61 of the EEA Agreement.

15.	INDEBTEDNESS

No Existing Transferred Group Company has incurred any outstanding borrowing or indebtedness in the nature of borrowing from any party that is not a member of its Relevant Group, including in the form of bank debt, loans, overdrafts, guarantees, letters of credit (which are secured by a third party which is not an Existing Transferred Group Company), any loan notes or bonds, any other and/or secured lending or credit liabilities.

16.	ACCOUNTS AND LIABILITIES

16.1	The Partner applies such accounting standards and procedures as are necessary to ensure that its Business makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of its Business.

16.2	The Partner’s Accounts have been prepared based on a system of internal accounting controls sufficient to ensure that: (i) no off-the books accounts are maintained; (ii) assets are used only in accordance with management directives; (iii) the integrity of financial statements is maintained; (iv) transactions are recorded as necessary to permit the Partner’s auditor to prepare or appropriately review financial statements in conformity with generally accepted accounting principles in its jurisdiction of organisation and to maintain accountability for assets; (v) access to assets is permitted only in accordance with the general or specific authorisation of the Partner’s

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

management, acting in their legitimate capacity as such; (vi) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (vii) there are reasonable assurances that violations of applicable Anti-Bribery Laws will be prevented, detected and deterred.

16.3	So far as the Partner is aware, there are no Liabilities of its Business as at 31 December 2013 other than: (a) Liabilities disclosed or provided for in its Accounts; (b) Liabilities which are not material in the context of its Business, taken as a whole; (c) Liabilities fairly disclosed elsewhere in this Agreement or in the relevant Disclosure Letter; or (d) Tax Liabilities.

16.4	So far as the Partner is aware, no Liabilities have been incurred or have arisen in respect of its Business since 31 December 2013 other than: (a) Liabilities incurred or arising in the ordinary course of its Business; (b) Liabilities which are not material in the context of its Business, taken as a whole; (c) Liabilities fairly disclosed elsewhere in this Agreement or in the relevant Disclosure Letter; or (d) Tax Liabilities.

17.	CAPACITY AND ORGANISATION

17.1	Each Existing Transferred Group Company is an entity, duly incorporated under the laws of its jurisdiction of incorporation, and has been in continuous existence since its incorporation.

17.2	Each Transferred Group Company will be, as at Closing, an entity duly incorporated under the laws of its jurisdiction of incorporation and will have been in continuous existence since its incorporation.

17.3	The Relevant Group has all requisite corporate or comparable power and authority to own and operate its Business as conducted at the date of this Agreement, except to the extent that failure to be so empowered or authorised would not result in a material adverse effect on the relevant Partner’s Business taken as a whole. Each member of the Relevant Group that conducts the relevant Partner’s Business is (a) duly qualified to do business and (b) in good standing (or its equivalent under the laws of its jurisdiction of incorporation (if any)).

18.	WARRANTED TRANSFERRED ASSETS AT CLOSING

18.1	At Closing, the full legal and beneficial title to the Warranted Transferred Assets (other than those to be contributed or sold pursuant to clause 2.1 or 2.2 (as the case may be)) that are material to the relevant Partner’s Business taken as a whole will be held by a Transferred Group Company free from any Encumbrance.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

MDLZ WARRANTIES

1.	ACCOUNTS

1.1	The MDLZ Group Accounts have been prepared and audited (by a firm of internationally recognised accountants) in accordance with the law and applicable standards, principles and practices generally accepted in the United States of America.

1.2	The MDLZ Group Accounts present fairly, in all material respects, the financial position of the MDLZ Group as at 31 December 2013 and the changes in stockholders equity, results of operations and cash flows of the MDLZ Group for the financial year ended on 31 December 2013.

1.3	The MDLZ Group Accounts have been prepared using accounting policies, methods and bases consistent with the accounting policies, methods and bases applied in the audited statutory accounts prepared for the MDLZ Group pursuant to applicable Law in the United States for the preceding two financial years (except as stated therein).

1.4	The MDLZ Coffee P&L has been properly extracted, with due care and attention, from the MDLZ Group Accounts in accordance with the methodology set out in the MDLZ VDD and without material adjustment (save as set out in the MDLZ VDD).

1.5	Having regard to the fact that the MDLZ Coffee P&L: (a) has not been prepared on a statutory basis and does not contain all line items, financial statements and disclosure notes that would normally form part of statutory accounts; (b) does not relate to separate legal entities; and (c) has been prepared in accordance with the methodology and allocation bases set out in the MDLZ VDD, the MDLZ Coffee P&L does not materially misstate the profits and losses of the MDLZ Business (along with the MDLZ French Business) for the financial year ended on 31 December 2013.

1.6	Having regard to the fact that the MDLZ Coffee Net Asset Statement: (a) has not been prepared on a statutory basis and does not contain all line items, financial statements and disclosure notes that would normally form part of statutory accounts; (b) does not relate to separate legal entities; (c) is based on allocation methodologies that represent management estimates of the split of assets and liabilities between the MDLZ Business (and the MDLZ French Business) and the remainder of the MDLZ Group; (d) does not include intercompany balances between MDLZ Group Companies; (e) has not been prepared on the basis of the Transaction Documents and therefore may not represent all of the assets and liabilities to be transferred pursuant to them and may include assets and liabilities that will not be transferred pursuant to them; and (f) has been prepared in accordance with the methodology set out in the MDLZ VDD, the MDLZ Coffee Net Asset Statement represents a reasonable estimate of the assets and liabilities of the MDLZ Business (along with the MDLZ French Business) as at 31 December 2013.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	SUFFICIENCY OF ASSETS

2.1	The MDLZ Transferred Assets and MDLZ Underlying Transferred Assets (which solely for the purpose of this paragraph 2 shall be deemed to include any assets required or committed to be sold, divested, licensed or disposed of by the MDLZ Group pursuant to clause 6.6), together with the assets, benefits, services, intercompany arrangements and rights to be provided to or for the benefit of the Charger Group under this Agreement and the Transaction Documents (including the Transitional Services Agreement and the Licence Agreements) constitute:

2.1.1	all of the assets, services and rights owned by or licensed to the MDLZ Group and exclusively used in or held for the exclusive use of the MDLZ Business (substantially as it is conducted at the date of this Agreement);

2.1.2	all of the other assets services and rights owned by or licensed to the MDLZ Group and used in the MDLZ Business (as it is conducted at the date of this Agreement) and which are material in the context of the MDLZ Business; and

2.1.3	so far as MDLZ is aware, all of the assets, services and rights necessary to operate the MDLZ Business (as it is conducted at the date of this Agreement) and which are material in the context of the MDLZ Business, in each case other than:

2.1.4	MDLZ Working Capital and any other cash, receivables or payables;

2.1.5	employees, other staff, pensions, benefits or incentive arrangements;

2.1.6	any goodwill;

2.1.7	any Tax asset or attribute;

2.1.8	assets, services and rights owned by or licensed to the MDLZ Group and used at a corporate level only or in functions which provide services to business units across the MDLZ Group, including treasury services, global tax services, legal services, IT Systems, office buildings (without prejudice to the parties’ obligations under clause 9.14) and regional headquarters; and

2.1.9	assets, services and rights that are the subject of the French Contribution Agreement.

3.	INTELLECTUAL PROPERTY

3.1	So far as MDLZ is aware, there is no agreement or obligation restricting transfer, assignment, license or sub-license or disclosure of any MDLZ Business IP that is material to the MDLZ Business to the Charger Group, except to the extent that the KFG Master Patent Agreement, the [ * * * ], the KFG Master Trademark Agreement or any other agreement listed in the MDLZ Disclosure Letter otherwise provide.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

ACORN WARRANTIES

1.	ACCOUNTS

1.1	The Acorn Accounts have been prepared and audited (by a firm of internationally recognised accountants) in accordance with the law and applicable standards, principles and practices generally accepted in the Netherlands.

1.2	The Acorn Accounts show a true and fair view of the assets, liabilities and state of affairs of the Acorn Business as at 31 December 2013 and of the profits and losses of that Business for the eighteen months ended on 31 December 2013.

1.3	The Acorn Accounts have been prepared using accounting policies, methods and bases consistent with the accounting policies, methods and bases applied in the audited statutory accounts prepared for the Acorn Business pursuant to applicable Law in the Netherlands for the preceding two financial years.

2.	NO ASSETS HELD BY RETAINED JAGUAR GROUP

Save for the Acorn Transferred Shares and the Acorn Transferred Assets, no member of the Retained Acorn Group holds any asset, right or interest in connection with the Acorn Business.

3.	HISTORIC LIABILITIES

Save for the agreements listed in schedule 10.2(C) to the master separation agreement dated 15 June 2012 by and between Sara Lee Corporation, D.E Master Blenders 1753 B.V. and DE US, Inc., no member of the DEMB Group nor Tea Forte has any Liability (contingent or otherwise) other than Liabilities that relate to the Acorn Business.

4.	INTELLECTUAL PROPERTY

4.1	So far as Acorn is aware, there is no agreement or obligation restricting transfer, assignment, license or sub-license or disclosure to the Charger Group of:

4.1.1	any material Intellectual Property Rights owned or co-owned legally or beneficially by any Acorn Group Company and used in connection with the Acorn Business at Closing; or

4.1.2	any license to any Acorn Group Company of any material Intellectual Property right which is used in connection with the Acorn Business,

except to the extent that any agreement listed in the Acorn Disclosure Letter otherwise provides.

5.	NON-OPERATING RETAINED COMPANIES

So far as Acorn is aware, the Non-Operating Retained Companies (other than Tea Forte) do not hold any liabilities, or conduct any business activities.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART D:

CHARGER WARRANTIES

1.	INCORPORATION AND EXISTENCE

The Company is a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and has been in continuous existence since incorporation.

2.	NO ACTIVITY

2.1	Since its incorporation, the Company has not carried out any activities, trade or business or entered into any agreements or arrangements (save for this Agreement, the Global Tax Matters Agreement, the Shareholders’ Agreement, the French Offer Letter and any other Transaction Documents (including, if applicable, the French Contribution Agreement and the French Tax Matters Agreement) and does not have any assets or liabilities of any nature (other than its share capital).

2.2	Since its incorporation, the Company has not had any employees and has not made any offers of employment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART E:

PARTNER WARRANTIES

1.	CAPACITY AND AUTHORITY

1.1	The Partner is a limited liability company, duly incorporated under the laws of its jurisdiction of incorporation, and has been in continuous existence since its incorporation.

1.2	The Partner has the right, power and authority, and has taken all action necessary, to execute, deliver and exercise its rights and perform its obligations, under this Agreement, each Transaction Document and any other document referred to in this Agreement that is expressed to be executed by it (or by a member of its Group) at or before Closing (excluding any document required solely for the purpose of implementing a Reorganisation).

1.3	The Partner’s obligations under this Agreement, each Transaction Document and any other document referred to in this Agreement that is expressed to be executed by it (or by a member of its Group) at or before Closing (excluding any document required solely for the purpose of implementing a Reorganisation), are or when the relevant document is executed will be, enforceable in accordance with their terms.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 10

LIMITATIONS ON LIABILITY

1.	LIMITATION ON QUANTUM

1.1	A Partner is not liable in respect of a Relevant Warranty Claim (other than a claim relating to the Warranty included in paragraph 16.3 of part A of schedule 9):

1.1.1	unless the amount that would otherwise be recoverable from that Partner (but for this paragraph 1.1.1 of schedule 10) in respect of that Relevant Warranty Claim exceeds [ * * * ]; and

1.1.2	unless and until the amount that would otherwise be recoverable from that Partner (but for this paragraph 1.1.2 of this schedule 10) in respect of that Relevant Warranty Claim, when aggregated with any other amount or amounts recoverable in respect of other Relevant Warranty Claims against that Partner (excluding any amounts in respect of a Relevant Warranty Claim for which the Partner has no liability because of paragraph 1.1.1 of this schedule 10), exceeds [ * * * ] and in the event that the aggregated amounts exceed that amount that Partner shall only be liable for the excess.

1.2	Each Partner’s total liability in respect of:

1.2.1	all Relevant Warranty Claims (other than in respect of a Title Warranty Claim) against that Partner is limited to [ * * * ]; and

1.2.2	all Relevant Claims (including all Relevant Warranty Claims, other than in respect of a Title Warranty Claim) against that Partner is limited to [ * * * ].

1.3	A Partner shall not be liable for any punitive, indirect or consequential loss (including loss of profit) in respect of any Relevant Claim or other claim under this Agreement or any other Transaction Document against that Partner.

2.	TIME LIMITS FOR BRINGING CLAIMS

2.1	A Partner is not liable for:

2.1.1	a Relevant Warranty Claim in respect of a Warranty contained in paragraph 13 of part A of schedule 9 unless the Company has notified that Partner of the Relevant Warranty Claim stating in reasonable detail the nature of the Relevant Warranty Claim and, if practicable, the amount claimed on or before the date falling [ * * * ] years from the Closing Date;

2.1.2	any other Relevant Warranty Claim (other than a Title Warranty Claim) unless the Company, Acorn or MDLZ (as the case may be) has notified the Partner of the Relevant Warranty Claim stating in reasonable detail the nature of the Relevant Warranty Claim and, if practicable, the amount claimed on or before falling [ * * * ] years from the Closing Date; and

2.1.3	any other Relevant Claim unless the Company, Acorn or MDLZ (as the case may be) has notified the Partner of the Relevant Claim stating in reasonable detail the nature of the Relevant Claim and, if practicable, the amount claimed on or before falling [ * * * ] years from the Closing Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2	A Relevant Claim notified in accordance with this paragraph 2 of this schedule 10 is unenforceable against the relevant Partner on the expiry of the period of [ * * * ] months starting on the day of notification of the Relevant Claim, unless proceedings in respect of that Relevant Claim have been properly issued and validly served on the relevant Partner.

3.	SPECIFIC LIMITATIONS

3.1	A Partner is not liable in respect of a Relevant Claim:

3.1.1	to the extent that the matter giving rise to the Relevant Claim would not have arisen but for:

(a)	an Event after Closing by or involving a Charger Group Company or a director, employee or agent of a Charger Group Company; or

(b)	the passing of, or a change in, a law, rule, regulation, interpretation of the law or administrative practice of a government, governmental department, agency or regulatory body after the date of this Agreement or an increase in the Tax rates or an imposition of Tax, in each case not actually or prospectively in force at the date of this Agreement; or

3.1.2	to the extent that the matter giving rise to the Relevant Claim is an amount for which the Company has a right of recovery against, or an indemnity from, a person other than a MDLZ Group Company or an Acorn Group Company, whether under a provision of applicable Law, insurance policy or otherwise howsoever or would have had that right or indemnity but for a change in law or the terms of its insurance after Closing; or

3.1.3	to the extent that the matter giving rise to the Relevant Claim has been taken into account in the calculation of the MDLZ Adjustment Amount or the Acorn Adjustment Amount.

3.2	A Partner shall not be liable in respect of a Relevant Warranty Claim (other than a Title Warranty Claim) if the other Partner was aware on or before the date of this Agreement of the fact, matter or circumstance forming the basis of the Relevant Warranty Claim.

3.3	MDLZ is not liable in respect of a Relevant Warranty Claim relating to the Warranty included in paragraphs 1.4 and 1.5 of part B of schedule 9 to the extent that any matter giving rise to the Relevant Warranty Claim was reflected in the MDLZ 2013 Audited Accounts.

4.	DIVIDEND SET-OFF

4.1	A Partner which:

4.1.1	holds (or whose Group holds) shares in the Company; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1.2	is liable to the Company in respect of a Warranty Claim;

(the “Liable Partner”) shall be entitled, by notice to the Company (an “Election Notice”), to elect to set off the amount of that liability (the “Claim Liability”) against subsequent dividends paid to that Partner or the relevant member of its Group that holds those shares (the “Shareholder”).

4.2	If a Liable Partner serves an Election Notice:

4.2.1	interest shall accrue on the outstanding amount of the Claim Liability from time to time at a rate of [ * * * ] per annum (accrued daily and compounded monthly) from the date on which the Liable Partner became liable to pay the Claim Liability to the Company;

4.2.2	notwithstanding any provision of the Shareholders’ Agreement, the amount of each dividend paid to the Shareholder in the twelve months following the date of the Election Notice shall be reduced by the lesser of:

(a)	the outstanding amount of the Claim Liability; and

(b)	the amount of the dividend that would otherwise be paid to the Shareholder on that date;

4.2.3	on the date falling 12 months after the date of the Election Notice, the Liable Partner shall pay to the Company the outstanding amount of the Claim Liability. Upon payment of such amount, the obligation of the Liable Partner to pay the Claim Liability to the Company shall be treated as fully satisfied and discharged.

In this paragraph 4.2 of schedule 10, “outstanding amount of the Claim Liability” means, at any given time:

A - B

where:

“A” means the Claim Liability at that time (plus all interest accrued on it at that time pursuant to paragraph 4.2.1 of schedule 10); and

“B” means the amounts deducted from dividends in respect of that Claim Liability pursuant to paragraph 4.2.2 of schedule 10 prior to that time.

5.	CONDUCT OF THIRD PARTY CLAIMS

5.1	If a Charger Group Company becomes aware of any matter which might give rise to a Relevant Warranty Claim:

5.1.1	the Company shall promptly and, in any event, within 20 Business Days give notice to the Partner that has given the relevant Warranty (the “Warrantor”) of the matter (stating in reasonable detail the nature of the matter and, so far as practicable, the amount claimed) and shall consult with the Warrantor with respect to the matter;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.1.2	notwithstanding paragraph 5.1.1 of this schedule 10, if the matter has become the subject of any proceedings the Company shall give the notice within sufficient time to enable the Warrantor time to contest the proceedings before any first instance judgment in respect of such proceedings is given;

5.1.3	the Warrantor shall indemnify each Charger Group Company against all costs and expenses which it may incur in taking any such action as the Warrantor may request pursuant to paragraph 5.1.5 of this schedule 10;

5.1.4	the Company shall (and shall procure that any other relevant Charger Group Company shall) provide to the Warrantor, its insurers and advisers reasonable access to premises and personnel and to relevant assets, documents and records within the power or control of each member of the Charger Group for the purposes of investigating the matter and enabling the Warrantor to take the action referred to in paragraph 5.1.5 of this schedule 10;

5.1.5	the Company shall (and shall procure that any other relevant Charger Group Company shall):

(a)	take such action or institute such proceedings as the Warrantor or its insurers may reasonably request to dispute, resist, defend, compromise, remedy, mitigate or appeal the matter or enforce against any person (other than the Warrantor or any member of its Group) the rights of the Warrantor or its insurers in relation to the matter;

(b)	in connection with any proceedings related to the matter (other than against the Warrantor or any member of its Group) use professional advisers nominated by the Warrantor or its insurers and, if the Warrantor or its insurers so request, allow the Warrantor or its insurers the exclusive conduct of the proceedings; and

(c)	not admit liability in respect of, or agree or settle or compromise, the matter without the prior written consent of the Warrantor,

provided that, in each case, the Company shall not be obliged to take any action which would cause its business interests (or those of any other Charger Group Company) to be materially prejudiced; and

5.1.6	the Warrantor shall keep the Company regularly informed of the progress of the matter and shall provide the Company with copies of all relevant documents and such other information in its possession as may be reasonably requested by the Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2	If a Charger Group Company becomes aware of any matter which might give rise to a Relevant Warranty Claim, the Company shall, until such time as the Warrantor shall take the action referred to in paragraph 5.1.5 of this schedule 10 (if applicable):

5.2.1	consult with the Warrantor, and take account of the reasonable requirements of the Warrantor, in relation to the conduct of that matter, provided that the Company shall not be obliged to take any action which would cause its business interests (or those of any other member of its Group) to be materially prejudiced;

5.2.2	keep the Warrantor promptly informed of the progress of that matter and provide the Warrantor with copies of all relevant documents and such other information in the Charger Group’s possession as may reasonably be requested by the Warrantor; and

5.2.3	not cease to dispute or defend that matter or admit liability in respect of, or agree or settle or compromise that matter without the prior written consent of the Warrantor, provided that the Company shall not be obliged to take any action which would cause its business interests (or those of any other member of its Group) to be materially prejudiced.

6.	RECOVERY ONLY ONCE

The Company is not entitled to recover more than once in respect of any one matter giving rise to a Relevant Claim.

7.	MITIGATION

Nothing in this schedule 10 restricts or limits the Company’s or any Partner’s general obligation at law to mitigate any loss or damage which it may incur in consequence of a matter giving rise to a Relevant Claim.

8.	GENERAL

Nothing in this schedule 10 shall have the effect of limiting or restricting any liability of any Partner in respect of a Relevant Claim arising as a result of any fraud, wilful misconduct or wilful concealment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 11

CLOSING ADJUSTMENT FOR PENSIONS ITEMS

Part A: Review of Relevant DB Arrangements and DC Schemes

1.	The Partners acknowledge that the confidential nature of the Transaction has meant that neither Partner has been able to conduct a sufficient review of the Relevant DB Arrangements and the DC Schemes of the other Partner and, therefore, each Partner will, subject to Law, following a written request from the other Partner for any of the information or documents listed in appendix 1 to this schedule 11 in relation to any of its Relevant DB Arrangements and the DC Schemes promptly provide such information or documents so that a detailed review can be undertaken.

2.	All liabilities arising from or under any Relevant DB Arrangements that are identified as a result of the review undertaken by the Partners in accordance with paragraph 1 above shall be taken into account for the purposes of paragraphs 3 and 4 of part B of this in schedule 11.

Part B: Closing Adjustment for Pension Items

The principle is to compare the value as at Closing of all unfunded/underfunded DB pension-like items that become part of Charger from each Partner’s contribution and aggregate any resulting deficits. Any surplus in a discrete section or plan is set to zero for the purposes of the closing adjustment – see paragraph 8 below. The deficits are then fed into a broader calculation for the purposes of adjusting the overall deal consideration via the defined terms “Actual MDLZ Indebtedness” and “Actual Acorn Indebtedness”- see paragraphs 6 and 7 below.

These provisions refer to appendix 2 to schedule 11 which sets out in a number of columns (each column corresponding to the specified arrangement in the Table of Principles below) the assumptions and methodology to be used by the relevant actuaries to determine the value of the relevant benefit obligations in relation to that arrangement.

Table of Principles

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
1. Acorn/The UK – UK Courtaulds, UK DECS, UK H & BC, UK Pretty Polly and UK Section 2002	DEMB UK Scheme/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed per segregated section as at Closing using assumptions and methodology described in the Acorn/The UK – UK Courtaulds, UK DECS, UK H & BC, UK Pretty Polly and UK Section 2002 columns of Appendix 2.	Assets in the DEMB UK Scheme an as at Closing at market value per segregated section; for the avoidance of doubt, because of the sectionalised nature of the Plan, surplus assets in relation to any section (such surplus being determined by reference to the assumptions and methodology) will be set to zero and not off-set any deficits in any other section.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
2. Acorn / Germany – Coffee & Tea GmbH	DEMB- Germany Coffee and Tea/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Germany – Coffee & Tea GmbH column of Appendix 2.

is anticipated that these benefit obligations are unfunded and hence no relevant assets will be brought into account.

But to the extent that assets that satisfy the following conditions exist immediately prior to Closing, they shall be brought into account.

1. it must be an asset (for example a Contractual Trust Arrangement or insurance policy) that has been established or acquired by an Acorn Group Company to correspond with a benefit obligation that is valued under column B of this Table and is or becomes a benefit obligation of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing;

2. it must remain or become an asset of a Charger Group Company on and from Closing;

3. it may but need not be an asset that is regarded as an asset for the purposes of IAS 19.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
3. Acorn / Germany – Deutschland GmbH	DEMB- Germany Deutschland/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Germany – Deutschland GmbH column of Appendix 2.

It is anticipated that these benefit obligations are unfunded and hence no relevant assets will be brought into account.

But to the extent that assets that satisfy the following conditions exist immediately prior to Closing, they shall be brought into account.

1. it must be an asset (for example a Contractual Trust Arrangement or insurance policy) that has been established or acquired by an Acorn Group Company to correspond with a benefit obligation that is valued under column B of this table and is or becomes a benefit obligation of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing;

2. it must remain or become an asset of a Charger Group Company on and from Closing;

3. it may but need not be an asset that is regarded as an asset for the purposes of IAS 19

4. Acorn / Germany – H&BC	DEMB- Germany H&BC /Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Germany – H&BC column of Appendix 2.

It is anticipated that these benefit obligations are unfunded and hence no relevant assets will be brought into account.

But to the extent that assets that satisfy the following conditions exist immediately prior to Closing, they shall be brought into account.

1. it must be an asset (for example a Contractual Trust Arrangement or insurance policy) that has been established or acquired by an Acorn Group Company to correspond with a benefit obligation that is valued under column B of this Table and is or becomes a benefit obligation of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing;

2. it must remain or become an asset of a Charger Group Company on and from Closing;

3. it may but need not be an asset that is regarded as an asset for the purposes of IAS 19.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
5. Acorn Netherlands – Dowe Egberts Pension Plan	DEMB- Netherlands- Dutch Pension Plan/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Netherlands – Dowe Egberts Pension Plan column of Appendix 2.	Assets of the Dutch Pension Plan but any surpluses to be disregarded.

6. Acorn / Netherlands – Dowe Egberts Pension Plan	DEMB- Netherlands- Delta Lloyd/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Netherlands – Dowe Egberts Pension Plan column of Appendix 2.	Assets of the Delta Lloyd plan (if any) but any surpluses to be disregarded.

7. Acorn / Netherlands – Dowe Egberts Pension Plan	DEMB- Netherlands “Horeca &Catering Plan”/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Netherlands – Dowe Egberts Pension Plan column of Appendix 2.	Assets of the “Horeca &Catering Plan” (if any) but any surpluses to be disregarded.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
8. Acorn / Netherlands Jubilees	DEMB-Netherlands Jubilee Plan/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Netherlands – Jubilees column of Appendix 2.	None

9. Acorn / Netherlands – Post retirement Healthcare	DEMB-Netherlands Post retirement health care/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Netherlands – Post retirement Healthcare column of Appendix 2.	None

10. Acorn / Belgium – Dowe Egberts	DEMB- Belgium Douwe Egberts/Acorn	Benefit obligations for the whole Relevant DB Arrangement to be assessed as at Closing using assumptions and methodology described in the Acorn / Belgium – Dowe Egberts columns of Appendix 2.

It is anticipated that these benefit obligations are unfunded and hence no relevant assets will be brought into account.

But to the extent that assets that satisfy the following conditions exist immediately prior to Closing, they shall be brought into account:

1. it must be an asset (for example a Contractual Trust Arrangement or insurance policy) that has been established or acquired by an Acorn Group Company to correspond with a benefit obligation that is valued under column B of this Table and is or becomes a benefit obligation of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing;

2. it must remain or become an asset of a Charger Group Company on and from Closing;

3. it may but need not be an asset that is regarded as an asset for the purposes of IAS 19.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
11. MDLZ / The UK	MDLZ UK Mirror Scheme/MDLZ	Benefit obligations for the whole Relevant DB Arrangement such benefit obligations to include any benefit obligations in respect of Past Service Members that have been or will within 90 Business Days of Closing be transferred from the MDLZ UK Pension Scheme or the CPF to the Mirror Scheme, the value of such benefit obligations to be assessed as at Closing using assumptions and methodology described in the MDLZ / UK column of Appendix 2.	Assets in the Mirror Scheme at Closing plus any assets transferred in from the MDLZ UK Pension Scheme or the CPF for Past Service Members within 90 Business Days after Closing plus any amounts that a MDLZ Retained Company has before Closing committed to pay to the Mirror Scheme after Closing as part of any transfer agreement with the relevant trustee; any surplus assets will be disregarded (such surplus being determined by reference to the assumptions and methodology).

12. MDLZ / Austria	MDLZ Austria- Jacobs A/B/C and Suchard/Suchard Management/ MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Austria column of Appendix 2.

It is anticipated that these benefit obligations are unfunded and hence no relevant assets will be brought into account.

But to the extent that assets that satisfy the following conditions exist immediately prior to Closing, they shall be brought into account.

1. it must be an asset (for example a Contractual Trust Arrangement or insurance policy) that has been established or acquired by an Acorn Group Company to correspond with a benefit obligation that is valued under column B of this Table and is or becomes a benefit obligation of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing;

2. it must remain or become an asset of a Charger Group Company on and from Closing;

3. it may but need not be an asset that is regarded as an asset for the purposes of IAS 19.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
13. MDLZ / Austria	MDLZ Austria- Mandatory Indemnity Plan –defined benefit (“gesetzliche Abfertigung gemäß Angestelltengesetz”)/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Austria column of Appendix 2.	None

14. MDLZ / Germany	MDLZ Germany- Plan 96/ MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Germany column of Appendix 2.

It is anticipated that these benefit obligations are unfunded and hence no relevant assets will be brought into account.

But to the extent that assets that satisfy the following conditions exist immediately prior to Closing, they shall be brought into account. To be brought into account the asset must satisfy the following:

1. it must be an asset (for example a Contractual Trust Arrangement or insurance policy) that has been established or acquired by a MDLZ Group Company (including a New Employer) to correspond with a benefit obligation that is valued under column B of this Table and is or becomes a benefit obligation of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing;

2. it must remain or become an asset of a Charger Group Company on and from Closing;

3. it may but need not be an asset that is regarded as an asset for the purposes of IAS 19.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
15. MDLZ / Germany	MDLZ Germany- Kraft Foods Zusatzversorgung/ MDLZ (deferred compensation)/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Germany column of Appendix 2.	None

16. MDLZ / Germany	MDLZ Germany- Jubiläumsverpflichtungen/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Germany column of Appendix 2.	None

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
17. MDLZ / Germany	MDLZ Germany- Altersteilzeit (ATZ)/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Germany column of Appendix 2.	None

18. MDLZ / Germany	MDLZ Germany- Jubilee bonus/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Germany column of Appendix 2.	None

19. MDLZ / Germany	MDLZ Germany- Additional benefits in case of death (Sterbegeld)/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Germany column of Appendix 2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Columns	A	B	C
In Appendix 2	Description of Relevant DB Arrangement/ Contributing Partner	Basis to Assess value of benefit obligations	Relevant Assets Brought into Account
20. MDLZ / Switzerland	MDLZ Switzerland Pensionskasse Mondelez Schwei/MDLZ	Benefit obligations in respect of those MDLZ Transferring Employees where such benefit obligations have become benefit obligations of a Charger Group Company (including the New Employer) to be assessed as at Closing using assumptions and methodology described in the MDLZ / Switzerland column of Appendix 2.	Assets transferred to the replacement pensions arrangement established under paragraph 5 of Part F of Schedule 11; any surplus assets will be disregarded (such surplus being determined by reference to the assumptions and methodology).

1.	As soon as reasonably practicable after Closing MDLZ will instruct the MDLZ Actuary to calculate the MDLZ Net DB Liabilities in relation to each Relevant DB Arrangement in respect of which MDLZ is the Contributing Partner under column A of the Table above or which falls within paragraph 3 below and will promptly submit his calculations in writing to the Acorn Actuary for verification by the Acorn Actuary together with all such further information as the Acorn Actuary may reasonably require for the purpose of agreeing the MDLZ Actuary’s calculations. MDLZ shall use its best endeavours to procure that all such further information shall be supplied to the Acorn Actuary within 10 Business Days of the request and be true and complete and fairly presented. If the Acorn Actuary is unable to agree the MDLZ Actuary’s calculations with the MDLZ Actuary within a reasonable period of time the matter may be submitted by either party at any time thereafter to an independent actuary pursuant to paragraph 5 below.
2.	As soon as reasonably practicable after Closing Acorn will instruct the Acorn Actuary to calculate the Acorn Net DB Liabilities in relation to each Relevant DB Arrangement in respect of which Acorn is the Contributing Partner under column A of the Table above or which falls within paragraph 4 below and will promptly submit his calculations in writing to the MDLZ Actuary for verification by the MDLZ Actuary together with all such further information as the MDLZ Actuary may reasonably require for the purpose of agreeing the Acorn Actuary’s calculations. Acorn shall use its best endeavours to procure that all such further information shall be supplied to the MDLZ Actuary within 10 Business Days of the request and be true and complete and fairly presented. If the MDLZ Actuary is unable to agree the Acorn Actuary’s calculations with the Acorn Actuary within a reasonable period of time the matter may be submitted by either party at any time thereafter to an independent actuary pursuant to paragraph 5 below;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	If any Relevant DB Arrangement is identified as part of the review provided for in paragraph 1 of part A of this schedule 11 that is operated, sponsored or contributed to by any MDLZ Group Company prior to Closing in relation to any MDLZ Transferring Employees but which is not in the Table above, MDLZ shall instruct the MDLZ Actuary to propose a basis upon which to assess the relevant MDLZ Net DB Liabilities in respect of such arrangement based on principles consistent with those set out in the Table above and to seek to agree this basis in good faith with the Acorn Actuary. Acorn shall instruct the Acorn Actuary to consider such basis in good faith with a view to reaching agreement with the MDLZ Actuary. If the MDLZ Actuary is unable to agree the basis with the Acorn Actuary within a reasonable period of time the matter may be submitted by either party at any time thereafter to an independent actuary pursuant to paragraph 5 below.
4.	If any Relevant DB Arrangement is identified as part of the review provided for in paragraph 1 of part A of in schedule 11 that is operated, sponsored or contributed to by any Acorn Transferred Company prior to Closing but which is not in the Table above (including but not limited to any Relevant DB Arrangement in Austria, Australia, Greece and Spain and those identified in the DEMB VDD as Belgium H&BC, Friele, UK ST Prov and “other”) Acorn shall instruct the Acorn Actuary to propose a basis upon which to assess the relevant Acorn Net DB Liabilities in respect of such arrangement based on principles consistent with those set out in the Table above and to seek to agree this basis in good faith with the MDLZ Actuary. MDLZ shall instruct the MDLZ Actuary to consider such basis in good faith with a view to reaching agreement with the Acorn Actuary. If the Acorn Actuary is unable to agree the basis with the MDLZ Actuary within a reasonable period of time the matter may be submitted by either party at any time thereafter to an independent actuary pursuant to paragraph 5 below.
5.	Any dispute between the MDLZ Actuary and the Acorn Actuary concerning the calculations referred to in paragraphs 1 or 2 above or the basis of assessment referred to in paragraph 3 or 4 above shall in the absence of agreement between them be referred to an independent actuary, agreed between MDLZ and Acorn within 20 Business Days of the issue of such a reference first being raised by either party or failing such agreement, appointed at the request of either MDLZ or Acorn by the President for the time being of the Institute and Faculty of Actuaries who shall act as an expert and not as an arbitrator and whose decision shall be final and binding on the parties and whose expenses shall be borne equally by the MDLZ and Acorn.
6.	Once the MDLZ Net DB Liabilities in relation to each Relevant DB Arrangement in respect of which MDLZ is the Contributing Partner under column A of the Table above or which falls within paragraph 3 above have been agreed by the MDLZ Actuary and the Acorn Actuary or determined by an expert in accordance with paragraph 5 above, the aggregate of such amounts expressed as a positive number shall be the “Aggregate MDLZ Net DB Liabilities” for the purposes of the definition of “Actual MDLZ Indebtedness”.
7.	Once the Acorn Net DB Liabilities in relation to each Relevant DB Plan in respect of which Acorn is the Contributing Partner under column A of the Table above or which falls within paragraph 4 above have been agreed by the Acorn Actuary and the MDLZ Actuary or determined by an expert in accordance with paragraph 5 above, the aggregate of such amounts expressed as a positive number shall be the “Aggregate Acorn Net DB Liabilities” for the purposes of the definition of “Actual Acorn Indebtedness”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	Surplus: For the purposes of calculating the MDLZ Net DB Liabilities and the Acorn Net DB Liabilities, any surplus assets indentified in such calculation in relation to any discrete section or plan (such surplus being determined by reference to the assumptions and methodology set out in this schedule 11 and appendix 2 to this schedule 11) will be set to zero for the purposes of the calculation, as set out in column C of the Table above and in respect of any surplus identified in the calculations required for other Relevant DB Arrangements under paragraph 3 or 4 above.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 1:

INFORMATION AND DOCUMENTS REFERRED TO UNDER PARAGRAPH 1 OF

PART A OF SCHEDULE 11

For every Relevant DB Arrangement and DC Scheme:

1.	The rules and any other governing documents including any collective agreements, individual contracts of employment or promises (verbal or written) and the terms of any applicable mandatory arrangements;

2.	The explanatory booklets and all other communications to members and eligible employees;

3.	Details of any proposed actions which have not yet been implemented to the extent that any such action may reasonably be considered potentially to affect the Charger Group;

4.	the latest formal funding reports, certificates, recovery plans, contribution schedules and any subsequent advice on funding matters;

5.	the latest audited report and accounts;

6.	the latest statement of investment principles, details of its current investment strategy or policy and details of its investments, assets, contingent assets and security arrangements;

7.	details of the contributions actually paid to it in the last three financial years;

8.	confirmation that it is properly authorised or registered under all of the applicable governmental, tax and/or regulatory regime(s) applicable to it;

9.	details of the current, future and proposed contribution obligations relating to its sponsors and members;

10.	details of any material liabilities (including regulatory levies), other than in relation to the ordinary provision of benefits, which are potentially relevant to it;

11.	details of any complaints, disputes, litigation or governmental, tax or other regulatory investigations or actions which relate to or involve it;

12.	copies of any correspondence or other relevant papers relating to the Pensions Regulator in the UK and/or any other supervisory body with responsibility for the pensions sector in its relevant jurisdiction; and

13.	copies of any legal or actuarial advice relevant to the assessment of the benefit obligations provided under it.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 2:

ACTUARIAL TABLES

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab	The Closing Adjustment will be determined using assumptions stated below, noting that some are identified as being subject to updating based on market conditions at close
Assumptions shown here are as of December 31, 2013 - see also note 1
MDLZ or Acorn / Country	MDLZ /Austria	MDLZ / Germany	MDLZ / Switzerland [4]	MDLZ / The UK
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	12 and 13	14-19	20	11
Plan name(s) / description(s)	Jacobs A/B/C and Suchard/Suchard Management, Mandatory Indemnity Plan– defined benefit (“gesetzliche Abfertigung gemäß Angestelltendgesetz”)	Plan 96, Kraft Foods Zusatzversorgung/ MDLZ (deferred compensation), Jubiläumsverpflichlungen, Alterstellzeit (ATZ), Jubilee bonus, Additional benefits in case of death (Sterbegeld)	Pensionskasse MDLZ Schweiz	UK Mirror Scheme
Valuation method
	Projected unit	Projected unit	Projected unit	Projected unit
	GAAP	GAAP	Funding	Funding

Reference point
Reference point should be a document in the respective data room	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Discount rate
Index basis / description	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Estimated duration [2]	[ * * * ]	[ * * * ]
Index value	[ * * * ]	[ * * * ]		[ * * * ]
Rounding convention	[ * * * ]	[ * * * ]
Discount rate(s)	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Long-term price inflation
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Inflation assumption(s)	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Long-term salary increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Salary increases	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Social security increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Social security increases	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Pension increases
Basis /description	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases - deferred	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases - in payment	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Medical trend
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Initial rate	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Year reach ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Other financial assumptions
Other (please specify)	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab	The Closing Adjustment will be determined using assumptions stated below, noting that some are identified as being subject to updating based on market conditions at close
Assumptions shown here are as of December 31, 2013 - see also note 1
MDLZ or Acorn / Country	MDLZ /Austria	MDLZ / Germany	MDLZ / Switzerland [4]	MDLZ / The UK
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	12 and 13	14-19	20	11
Plan name(s) / description(s)	Jacobs A/B/C and Suchard/Suchard Management, Mandatory Indemnity Plan– defined benefit (“gesetzliche Abfertigung gemäß Angestelltendgesetz”)	Plan 96, Kraft Foods Zusatzversorgung/ MDLZ (deferred compensation), Jubiläumsverpflichlungen, Alterstellzeit (ATZ), Jubilee bonus, Additional benefits in case of death (Sterbegeld)	Pensionskasse MDLZ Schweiz	UK Mirror Scheme
Demographic assumptions
Reference point (should be a document in the respective data room)	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - males	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - females				[ * * * ]
Retirement	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Turnover / withdrawal	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Pension/lump sum election rate	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Proportion married / age difference (M-F)	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
Other	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / Belgium	Acorn / Germany	Acorn / Germany
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	10	2	3
Plan name(s) / description(s)	Douwe Egberts	Coffee & Tea GmbH	Deutschland GmbH
Valuation method
	Projected unit	Projected unit	Projected unit
	GAAP	GAAP	GAAP

Reference point
Reference point should be a document in the respective data room	[ * * * ]	[ * * * ]	[ * * * ]

Discount rate
Index basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Estimated duration[2]	[ * * * ]	[ * * * ]	[ * * * ]
Index value	[ * * * ]	[ * * * ]	[ * * * ]
Rounding convention	[ * * * ]	[ * * * ]	[ * * * ]
Discount rate(s)	[ * * * ]	[ * * * ]	[ * * * ]

Long term price inflation
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Inflation assumption(s)	[ * * * ]	[ * * * ]	[ * * * ]

Long-term salary increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]
Salary increases	[ * * * ]	[ * * * ]	[ * * * ]

Social security increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]
Social security increases	[ * * * ]	[ * * * ]	[ * * * ]

Pension increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases – deferred	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases – in payment	[ * * * ]	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / Belgium	Acorn / Germany	Acorn / Germany
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	10	2	3
Plan name(s) / description(s)	Douwe Egberts	Coffee & Tea GmbH	Deutschland GmbH
Medical trend
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Initial rate	[ * * * ]	[ * * * ]	[ * * * ]
Ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]
Year reach ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]

Other financial assumptions
Other (please specify)	[ * * * ]	[ * * * ]	[ * * * ]

Demographic assumptions

Reference point (should be a document in the respective data room)	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - males	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - females
Retirement	[ * * * ]	[ * * * ]	[ * * * ]
Turnover/ withdrawal	[ * * * ]	[ * * * ]	[ * * * ]
Pension/lump sum election rate	[ * * * ]	[ * * * ]	[ * * * ]
Proportion married / age difference (M-F)	[ * * * ]	[ * * * ]	[ * * * ]
Other

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / Germany	Acorn / Netherlands	Acorn / Netherlands
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	4	8	9
Plan name(s) / description(s)	H&BC	Jubilees	Post retirement Healthcare
Valuation method
	Projected unit	Projected unit	Projected unit
	GAAP	GAAP	GAAP

Reference point
Reference point should be a document in the respective data room	[ * * * ]	[ * * * ]	[ * * * ]

Discount rate
Index basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Estimated duration [2]	[ * * * ]	[ * * * ]	[ * * * ]
Index value	[ * * * ]	[ * * * ]	[ * * * ]
Rounding convention	[ * * * ]	[ * * * ]	[ * * * ]
Discount rate(s)	[ * * * ]	[ * * * ]	[ * * * ]

Long term price inflation
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Inflation assumption(s)	[ * * * ]	[ * * * ]	[ * * * ]

Long-term salary increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]
Salary increases	[ * * * ]	[ * * * ]	[ * * * ]

Social security increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]
Social security increases	[ * * * ]	[ * * * ]	[ * * * ]

Pension increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases - deferred	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases - in payment	[ * * * ]	[ * * * ]	[ * * * ]

Medical trend
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Initial rate	[ * * * ]	[ * * * ]	[ * * * ]
Ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]
Year reach ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]

Other financial assumptions
Other (please specify)	[ * * * ]	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / Germany	Acorn / Netherlands	Acorn / Netherlands
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	4	8	9
Plan name(s) / description(s)	H&BC	Jubilees	Post retirement Healthcare
Demographic assumptions
Reference point (should be a document in the respective data room)	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - males	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - females
Retirement	[ * * * ]	[ * * * ]	[ * * * ]
Turnover/ withdrawal	[ * * * ]	[ * * * ]	[ * * * ]
Pension/lump sum election rate	[ * * * ]	[ * * * ]	[ * * * ]
Proportion married / age difference (M-F)	[ * * * ]	[ * * * ]	[ * * * ]
Other

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / Netherlands [10]	Acorn / The UK	Acorn / The UK
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	5, 6 and 7	1	1
Plan name(s) / description(s)	Douwe Egberts Pension Plan (the assumptions will also be used to value the benefit obligations in the Delta Lloyd Plan and the Horeca & Catering Plan)	UK Courtaulds	UK DECS
Valuation method
	Accrued benefit	Projected Unit	Projected Unit
	Funding	Funding	Funding

Reference point
Reference point should be a document in the respective data room

Preliminary actuarial funding valuation report at 31 December 2013 leading to a surplus in the DE plan of €139m (and Assets = €1,379m; Liability = €1,240m)

https://www.depensioenfonds.nl/sites/
depensioenfonds.files/content/nieuwsb
rieven/Neuwsbrief%2pensioen%20nr
%2025%20feb%202014.pdf

		[ * * * ]	[ * * * ]

Discount rate
Index basis / description	Interest rate curve is set by Dutch regulator (DNB), http://www.statistics.dnb.nl/usr/statisti cs/excel/11.3nm.xls	[ * * * ]	[ * * * ]
Estimated duration [7]	13.9	[ * * * ]	[ * * * ]
Index value	http://www.statistics.dnb.nl/usr/statisti cs/excel/11.3nm.xls	[ * * * ]	[ * * * ]
Rounding convention	Nearest 0.1 bps	[ * * * ]	[ * * * ]
Discount rate(s)	Full yield curve [5]	[ * * * ]	[ * * * ]

Long-term price inflation
Basis / description	N/A	[ * * * ]	[ * * * ]
Inflation assumption(s)	N/A	[ * * * ]	[ * * * ]

Long-term salary increases
Basis / description	N/A	[ * * * ]	[ * * * ]
Premium	N/A	[ * * * ]	[ * * * ]
Salary increases	N/A	[ * * * ]	[ * * * ]

Social security increases
Basis / description	N/A	[ * * * ]	[ * * * ]
Premium	N/A	[ * * * ]	[ * * * ]
Social security increases	N/A	[ * * * ]	[ * * * ]

Pension increases
Basis / description	No pension increase taken in consideration under funding valuation	[ * * * ]	[ * * * ]
Pension increases - deferred	None	[ * * * ]	[ * * * ]
Pension increases - in payment	None	[ * * * ]	[ * * * ]

Medical trend
Basis/ description	N/A	[ * * * ]	[ * * * ]
Initial rate	N/A	[ * * * ]	[ * * * ]
Ultimate rate	N/A	[ * * * ]	[ * * * ]
Year reach ultimate rate	N/A	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / Netherlands [10]	Acorn / The UK	Acorn / The UK
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	5, 6 and 7	1	1
Plan name(s) / description(s)	Douwe Egberts Pension Plan (the assumptions will also be used to value the benefit obligations in the Delta Lloyd Plan and the Horeca & Catering Plan)	UK Courtaulds	UK DECS
Other financial assumptions
Other (please specify)		[ * * * ]	[ * * * ]

Demographic assumptions
Reference point (should be a document in the respective data room)	Preliminary actuarial funding valuation report as 31 December 2013 leading to a surplus of EUR 139m (and Assets = EUR 1,379m; Liability = EUR 1,240m) (see link in “other” below)	[ * * * ]	[ * * * ]
Mortality assumption - males	AG Prognosetafel 2012-2062 including DE Specific experience loading	[ * * * ]	[ * * * ]
Mortality assumption - females		[ * * * ]	[ * * * ]
Retirement	65	[ * * * ]	[ * * * ]
Turnover / withdrawal	[ * * * ]	[ * * * ]	[ * * * ]
Pension/lump sum election rate	See note 3	[ * * * ]	[ * * * ]
Proportion married / age difference (M-F)	Sample rates: % Male / % Female Age 20 = 50 / 75 Age 30 = 70 / 85 Age 35 = 90 / 85	[ * * * ]	[ * * * ]
Other	https://www.depensioenfonds.nl/sites/ depensioenfonds.files/content/nieuwsb rieven/Neuwsbrief%2pensioen%20nr %2025%20feb%202014.pdf

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / The UK	Acorn / The UK	Acorn / The UK
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	1	1	1
Plan name(s) / description(s)	UK H&BC	UK Pretty Polly	UK Section 2002
Valuation method
	Projected Unit	Projected Unit	Projected Unit
	Funding	Funding	Funding

Reference point
Reference point should be a document in the respective data room	[ * * * ]	[ * * * ]	[ * * * ]

Discount rate
Index basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Estimated duration [2]	[ * * * ]	[ * * * ]	[ * * * ]
Index value	[ * * * ]	[ * * * ]	[ * * * ]
Rounding convention	[ * * * ]	[ * * * ]	[ * * * ]
Discount rate(s)	[ * * * ]	[ * * * ]	[ * * * ]

Long-term price inflation
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Inflation assumption(s)	[ * * * ]	[ * * * ]	[ * * * ]

Long-term salary increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]
Salary increases	[ * * * ]	[ * * * ]	[ * * * ]

Social security increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Premium	[ * * * ]	[ * * * ]	[ * * * ]
Social security increases	[ * * * ]	[ * * * ]	[ * * * ]

Pension increases
Basis / description	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases - deferred	[ * * * ]	[ * * * ]	[ * * * ]
Pension increases - in payment	[ * * * ]	[ * * * ]	[ * * * ]

Medical trend
Basis/ description	[ * * * ]	[ * * * ]	[ * * * ]
Initial rate	[ * * * ]	[ * * * ]	[ * * * ]
Ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]
Year reach ultimate rate	[ * * * ]	[ * * * ]	[ * * * ]

Other financial assumptions
Other (please specify)	[ * * * ]	[ * * * ]	[ * * * ]

Demographic assumptions
Reference point (should be a document in the respective data room)	[ * * * ]	[ * * * ]	[ * * * ]
Mortality assumption - males	[ * * * ]	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

See notes on separate tab
MDLZ or Acorn / Country	Acorn / The UK	Acorn / The UK	Acorn / The UK
Cross-reference to rows in Closing Adjustment for Pensions Items Table of Principles (Schedule 11)	1	1	1
Plan name(s) / description(s)	UK H&BC	UK Pretty Polly	UK Section 2002
Mortality assumption - females	[ * * * ]	[ * * * ]	[ * * * ]
Retirement	[ * * * ]	[ * * * ]	[ * * * ]
Turnover / withdrawal	[ * * * ]	[ * * * ]	[ * * * ]
Pension/lump sum election rate	[ * * * ]	[ * * * ]	[ * * * ]
Proportion married / age difference (M-F)	[ * * * ]	[ * * * ]	[ * * * ]
Other

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2 to Schedule 11 - Actuarial Assumptions and Methodologies

Details

Notes

1	Further details of assumptions can be found in the reports or valuations underlying the information identified as the “Reference point.” If required, additional details would be sought from the actuary / actuarial firm that prepared the results in the “Reference point”.
2	The discount rates and inflation assumptions at Closing will be determined based on the duration of liabilities for the whole plan, including, where applicable, non-active members who are not transferring as part of the deal.
3	Details of this assumption were not available at the time this summary was prepared but will be confirmed once full details are available.
4	The assumptions shown are from the December 31, 2013 annual funding valuation. These are the assumptions that will be used to determine the Closing Adjustment for the MDLZ plan in Switzerland. In particular, since the assumptions used for funding are not market-related, assumptions for the Closing Adjustment will not be adjusted for market conditions at Closing. The assumptions apply to the valuation of the liabilities for members in the final pay section of the plan; there are no assumptions for the liabilities for members in the cash balance / defined contribution section because the active liability is effectively set equal to the current account balance for such members.
5	Some employees are only entitled to a transfer to the DC pensionskasse, for whom this assumption is not applicable. The assumption shown therefore applies only to those employees who are entitled to a DB leaving service benefit.
6	[ * * * ].
7	[ * * * ].
8	The discount rates for these countries will be updated based on market conditions at Closing.
9	[ * * * ].
10	The assumptions shown are from the December 31, 2013 annual funding valuation (preliminary results) as published at https://www.depensioenfonds.nl/sites/depensioenfonds/files/content/nieuwsbrieven/Nieuwsbrief%20pensioen%20nr%2025%20feb%202014.pdf. The discount rate will be updated based on market conditions at Closing.
11	[ * * * ].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 12

ESTIMATES LIST

MANGO RECEIVABLES

COUNTRY	ENTITY	MANGO RECEIVABLES ESTIMATE (€)
Austria
Denmark
Germany
Poland
Spain
Sweden
Switzerland
Romania
[Others]

MANGO PAYABLES

COUNTRY	ENTITY	MANGO PAYABLES ESTIMATE (€)
Austria
Denmark
Germany
Poland
Spain
Sweden
Switzerland
Romania
[Others]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 13

TRANSFER OF MDLZ PROPERTIES

1.	DEFINITIONS

In this schedule 13:

“End Date” means the earlier of the date that the relevant MDLZ Leased Property is transferred pursuant to paragraph 3.4 or 3.5 or the licence to it is terminated pursuant to paragraph 3.8;

“Maintenance Agreements” means, in respect of the Shared MDLZ Leased Property, the material maintenance agreements relating to plant, machinery, fixtures, fittings or equipment, which in each case, serves the whole of the Shared MDLZ Leased Property, as applicable;

“MDLZ Property Leases” means a lease pursuant to which a relevant Transferor holds a MDLZ Leased Property;

“Permit” means, in respect of each MDLZ Property, any permit, authorisation, licence, approval, registration or consent required from time to time under applicable Law and, in each case, necessary for the continued operation of the MDLZ Business from the MDLZ Property in question, which is held by a MDLZ Group Company at Closing and which is capable of being assigned or transferred to the Charger Group under applicable Law;

“Relevant Transfer” means in respect of each MDLZ Property, the legally binding document appropriate for the jurisdiction in which the relevant MDLZ Property is located which effects the transfer of such MDLZ Property from the relevant Transferor to the relevant Transferee;

“Sale Agreement” means, in respect of each MDLZ Property, the agreement for the sale and purchase of that MDLZ Property arising by virtue of the terms of this schedule 13;

“Transferee” means, in respect of a MDLZ Property, the Company (or the Charger Group Company designated to receive that MDLZ Property in the MDLZ Macro Plans); and

“Transferor” means, in respect of a MDLZ Property, the MDLZ Group Company that owns that MDLZ Property immediately prior to Closing.

2.	SALE AND PURCHASE

2.1	Each Transferor shall transfer and each Transferee shall accept the transfer of each MDLZ Property on Closing on the terms of this schedule 13.

2.2	At Closing, each Transferor shall deliver, or procure the delivery, to the relevant Transferee, of all the title deeds, surveys, plans, third party reports and documents (including operating manuals) in its possession or under its control relating to the relevant MDLZ Property.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3	Between the period of the execution of this Agreement and the Closing, each Transferee shall bear the risk of loss of the respective MDLZ Property in all respects (and in respect of any MDLZ Property located in England, section 47 of the Law of Property Act 1925 shall not apply). MDLZ shall promptly notify the Company in the event of any casualty or condemnation to any MDLZ Property. If any MDLZ Property is damaged or destroyed by an insured risk prior to Closing, any insurance proceeds shall be treated as Insurance Claim Proceeds in relation to MDLZ.

3.	MANGO LEASED PROPERTIES

3.1	This paragraph 3 applies to any MDLZ Property Lease under which the relevant Transferor is required to obtain landlord consent to transfer the relevant MDLZ Property Lease to the relevant Transferee.

3.2	The relevant Transferor shall as soon as reasonably practicable following the date of this Agreement apply for each requisite landlord consent and shall use all reasonable endeavours to obtain such consent.

3.3	The relevant Transferee shall, in respect of each MDLZ Leased Property:

3.3.1	provide such references, accounts and information;

3.3.2	provide such [ * * * ];

3.3.3	enter into [ * * * ]; and

3.3.4	[ * * * ],

in each case as the [ * * * ].

3.4	Completion of the transfer of each MDLZ Property Lease to which this paragraph applies shall take place on the later of:

3.4.1	Closing; and

3.4.2	the date which is 10 Business Days after the date on which the requisite landlord consent for that Lease is completed.

3.5	If landlord consent for the transfer of any MDLZ Property Lease is not obtained within [ * * * ] months of Closing and the relevant Transferor has complied with its obligations in this paragraph 3 the relevant Transferor shall be entitled on 20 Business Days’ written notice, to require the relevant Transferee to take a transfer of the MDLZ Property Lease of the relevant MDLZ Leased Property. The transfer of the relevant MDLZ Leased Property will include a covenant from the relevant Transferee to indemnify the relevant Transferor and keep it fully indemnified against all Liabilities incurred in any way directly or indirectly by the relevant Transferor due to the absence of the relevant landlord consent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Licence to Occupy

3.6	In respect of each MDLZ Leased Property which shall not have been transferred on Closing, for the duration of the term from Closing to the End Date, and on and subject to the other provisions of paragraphs 3.7 to 3.14 of this schedule 13, the relevant Transferor grants to the relevant Transferee the right to use and occupy the relevant MDLZ Leased Property.

3.7	In the circumstances envisaged in clause 3.6, the relevant Transferee covenants:

3.7.1	to pay to the relevant Transferor an amount equivalent to the rents, service charge, outgoings and other sums reserved under the relevant MDLZ Property Lease on or before the dates they fall due and shall indemnify the relevant Transferor from and against all Liabilities arising in any way directly or indirectly out of any act, omission, neglect or default of the relevant Transferee or any of the relevant Transferee’s obligations in this schedule 13 (including the relevant Transferee’s occupation of the MDLZ Leased Property pursuant to this licence in breach of the terms of the relevant MDLZ Property Lease);

3.7.2	to comply with the terms of the relevant MDLZ Property Lease;

3.7.3	to comply with the reasonable rules and regulations of the relevant Transferor in respect of the use, occupation health and safety of the (including the requirements of insurers) as notified to the relevant Transferee in writing (from time to time);

3.7.4	on the End Date, to hand that MDLZ Leased Property back to the relevant Transferor with vacant possession;.

3.8	The relevant Transferor shall be entitled on one month’s prior written notice to terminate the relevant licence on non payment of rent for two consecutive months, material breach of covenant by the relevant Transferee or insolvency of the relevant Transferee.

3.9	Without prejudice to any Warranty, the relevant Transferor gives no warranty that the relevant MDLZ Leased Property is legally or physically fit for any purpose.

3.10	Possession and control of the MDLZ Leased Property shall at all times remain vested in the relevant Transferor and the relevant Transferee shall not have any estate or interest in them or any part of them.

3.11	The relevant Transferee shall use the MDLZ Leased Property at its own risk.

3.12	Each licence will be governed by the law of the jurisdiction in which the relevant MDLZ Leased Property is located.

3.13	Each licence is granted subject to and with the benefit of all benefits, Encumbrances (other than financial charges) or other title matters affecting the relevant MDLZ Leased Property.

3.14	This licence shall terminate in respect of each MDLZ Leased Property on the actual completion of the relevant transfer in accordance with paragraphs 3.4 or 3.5.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	MAINTENANCE AGREEMENT

4.1	From Closing:

4.1.1	the Transferee of the Shared MDLZ Leased Property shall be entitled to all of the benefits of the relevant Maintenance Agreements and, subject to paragraph 4.1.1 of this schedule 13, this Agreement shall constitute an assignment of such benefits to the Transferee with effect from Closing;

4.1.2	the Company shall (and shall procure that the relevant Transferee shall) carry out, perform, complete and pay all the obligations and Liabilites on the part of any Retained MDLZ Group Company to be discharged under the Maintenance Agreements; and

4.1.3	the Company shall indemnify, and keep indemnified, each Relevant MDLZ Group Company promptly following demand against each Liability which that Retained MDLZ Group Company incurs as a result of any failure on the part of any Charger Group Company to carry out, perform, complete and pay the obligations and liabilities set out in paragraph 4.1.2 of this schedule 13 (including each Liability incurred as a result of defending or settling a claim alleging such a Liability).

4.2	If a Maintenance Agreement cannot be assigned to the relevant Transferee except by an assignment made with a specified person’s consent:

4.2.1	the agreement in this schedule 13 does not constitute an assignment or an attempted assignment of such Maintenance Agreement if the assignment or attempted assignment would constitute a breach of the Maintenance Agreement;

4.2.2	for a period of [ * * * ] months from Closing (and, should MDLZ elect, prior to Closing):

(a)	MDLZ shall (and shall procure that the relevant Retained MDLZ Group Company shall) use its reasonable endeavours to obtain the relevant person’s consent to the assignment; and

(b)	the Company shall (and shall procure that each Charger Group Company shall) provide such reasonable assistance as MDLZ requests;

4.2.3	from Closing, until the relevant consent is obtained, MDLZ shall procure that the relevant Retained MDLZ Group Company that is a party to that Maintenance Agreement to:

(a)	hold that Maintenance Agreement for the benefit of the relevant Transferee;

(b)	continue to remain a party to that Maintenance Agreement until such time as it is terminated or expires;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	as soon as reasonably practicable after receipt, account for and pay to the relevant Transferee any monies, goods or other benefits received under that Maintenance Agreement; and

(d)	at the Company’s sole cost and risk, do each act and thing reasonably requested of it by the Company to enable performance of and to provide for the Charger Group the benefits of that Maintenance Agreement, save that MDLZ shall be entitled to refuse to take any action that may, in MDLZ’s reasonable opinion, have a material negative impact on the any business that is not the MDLZ Business;

4.2.4	subject to paragraph 4.2.5 of this schedule 13, if the consent referred to in paragraph 4.2.2(a) of this schedule 13 is obtained at any time after Closing, MDLZ shall (and shall procure that the relevant Retained MDLZ Group Company shall) assign the benefit (but not the burden) of that Maintenance Agreement as soon as practicable to the relevant Transferee on terms that no consideration is required to be provided or payable by the relevant Transferee for such assignment (other than that already paid under this Agreement) and each cost of such assignment shall be borne by the party that would have borne it under the Transaction Documents; and

4.2.5	if the person’s consent cannot be obtained pursuant to paragraph 4.2.2 of this schedule 13 within [ * * * ] months following the Closing Date:

(a)	MDLZ (and the relevant Retained MDLZ Group Company) shall be [ * * * ]; and

(b)	MDLZ shall have no further obligation to Acorn or to any Charger Group Company relating to that Maintenance Agreement.

4.3	If the terms of the relevant Maintenance Agreement do not permit the benefit of the Maintenance Agreement to be held for the benefit of the Company (or, if applicable, the designated Charger Group Company) in accordance with paragraph 4.2.3(a) of this schedule 13, then MDLZ and the Company shall use all reasonable endeavours to achieve an alternative solution pursuant to which the full benefit and burden of the Maintenance Agreement can be transferred to the relevant Transferee.

4.4	Each Retained MDLZ Group Company may enforce the terms of paragraph 4.1.3 of this schedule 13 as an irrevocable third party stipulation (Onherroepelijk derdenbeding) within the meaning of Clause 6:253 of the Dutch Civil Code without being deemed to be a party to this Agreement. Any such Retained MDLZ Group Company is aware and has accepted, to the extent such acceptance is required.

5.	PERMITS

5.1	The Transferor shall assign or procure the assignment of each Permit to the Transferee on or as soon as reasonably practicable after Closing to the extent permitted by that Permit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2	The Transferor shall upon request and at the Company’s sole cost and risk, do each act and thing reasonably requested of it by the Company to facilitate the assignment of each Permit or the application of a new permit in favour of the Transferee (or any Charger Group Company) which shall be required to continue the operation of the MDLZ Business from the relevant MDLZ Property.

6.	TITLE

6.1	Each MDLZ Property will be transferred subject to and with the benefit of all benefits, Encumbrances (save for financial charges) or other title matters affecting that MDLZ Property as at the Closing Date.

7.	FORM OF TRANSFER AND TAX

7.1	The transfer document effecting the transfer from the Transferor to the Transferee of each MDLZ Property will be in the form of the Relevant Transfer and governed by the law of the jurisdiction in which the Relevant MDLZ Property is located.

7.2	Any Tax Liability for any sale or transfer Tax payable on the transfer of any MDLZ Property, and any licence Tax payable on the grant of any licence on any MDLZ Property, shall be dealt with pursuant to the Global Tax Matters Agreement.

8.	FURTHER ASSURANCES AND NON FRUSTRATION

8.1	Each Partner and the Company shall do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power to effect and perfect the transfer of each MDLZ Property to the Transferee and otherwise to implement the terms of this schedule 13, including as shall be required under applicable Law or under the terms of the title deeds and documents of the relevant MDLZ Property.

8.2	In the event that it is impossible to perform the terms of a Sale Agreement under applicable Law, then such circumstances shall not be treated as frustrating the whole or any part of this schedule 13 in respect of any other MDLZ Property or Retained MDLZ Factory or any other Sale Agreement purporting to arise by virtue of this schedule 13.

9.	FORMALITIES

In relation to the MDLZ Properties located in England only and for the purposes of section 2 of the English Law of Property (Miscellaneous Provisions) Act 1989, this schedule 13 constitutes the entire agreement between the Transferee and the Transferor.

10.	CONFIDENTIALITY

It is agreed that no party shall register with any public register the benefit or burden of any Sale Agreement arising by virtue of this schedule 13 pending Closing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.	GENERAL

11.1	The provisions of clauses 28.1, 28.5, 28.6, 28.7, 28.8 and 31 of this Agreement shall be incorporated mutatis mutandis into this schedule 13.

11.2	Each Partner undertakes to the other that it shall, and shall procure that each member of its Group shall, comply fully with this schedule 13.

11.3	Each Partner agrees to co-operate in good faith (acting reasonably) following the date of this Agreement to ensure that it and each member of its Group does such acts and things as may be reasonably necessary for the purpose of giving to the other Partner (and each of the other Partner’s Group) the full benefit of all relevant provisions of this schedule 13 and any Sale Agreement that arises by virtue by this schedule 13.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 14

COST SHARING PROVISIONS

PART A:

SHARED COSTS

Costs and expenses of the type described in the following table are Shared Costs to the extent that they are not incurred in the Charger Group (including those described on the Estimated Shared Cost Budget):

Budget
#	Type of Cost	MDLZ	Acorn
1.

Project Team and Separation / Integration Costs

The Partners will have to establish central project teams to prepare, support and implement:

•   the MDLZ Reorganisation (including the separation of legal entities, employees, contracts, data, systems and processes);

•   the Acorn Reorganisation; and

•   Closing.

In addition to the central project teams, the Partners will have to establish local implementation teams in key locations to prepare for Closing (including preparing systems and processes, transfers of employees, restructurings, office moves, legal entity changes, and stock transfers).

Relevant costs and expenses will include:

•   external resources (e.g. [ * * * ], support for the project management office);

•   IT roll out and system preparation by external providers, and extraction of data from existing systems;

•   support and roll out of macro, country and micro plans by external providers (including tax advice to prepare Macro Plans, and implementing Macro Plans and micro plans);

•   legal and other external advisory costs and expenses of new entity structure / carve out (including [ * * * ] work on designing the MDLZ carve out organisation, related legal advice on establishing MDLZ carve out organisation, costs and expenses of required statutory audits);

		[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Budget
#	Type of Cost	MDLZ	Acorn

•   tax structuring advice for the Charger Group;

•   transfer and recordal costs and expenses of Intellectual Property Rights for transfers made pursuant to this Agreement and the Macro Plans and in order to perfect record title to Intellectual Property Rights of a MDLZ Group Company that is the beneficial owner of such Intellectual Property Rights prior to the implementation of the Macro Plans;

•   salaries and (travel) expenses of employees of the MDLZ Group and the Acorn Group (which shall not include any Acorn personnel any member of senior management of the MDLZ Group working 100% on the Transaction;

•   costs and expenses for backfilling (i.e. extra resources needed to support ongoing business) for employees of the MDLZ Group and the Acorn Group (which shall not include any Acorn personnel any member of senior management of the MDLZ Group spending a significant portion of their time (generally 50% or more) working on the Transaction; and

•   travel expenses of employees of the MDLZ Group and the Acorn Group (which shall not include any Acorn personnel any member of senior management of the MDLZ Group when travelling to the project location or otherwise exclusively in connection with the Transaction, provided that such expenses shall be consistent with current and past practice and the applicable MDLZ Group or DEMB Group travel guidelines.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

2.

Employee Relocation Expenses

Relocation expenses for a number of employees of the MDLZ Group and the Acorn Group who will become employees of the Charger Group and who will need to relocate.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Budget
#	Type of Cost	MDLZ	Acorn
3.

Employee Retention/Incentives

Retention and incentive payments made to employees of the MDLZ Group and the Acorn Group to ensure that they continue to support the MDLZ Business or the Acorn Business (as the case may be).

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

4.

Regulatory Costs, Filing Fees & Notary Fees

Any antitrust filing fees and economists’ fees, costs and expenses.

Any notary’s fees incurred in connection with the Reorganisations or with Closing.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

5.

Packaging Changes

Costs and expenses of the MDLZ Group changing product packaging as a result of legal entity or office location changes as part of the MDLZ Reorganisation or as a result of the Transaction, but only to the extent that such costs and expenses are absolutely necessary in connection with the Transaction and cannot wait for the normal packaging change cycle.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

6.

Third Party Logistics, Third Party Sales Distributors and Co Packing

Any termination costs and expenses incurred by the MDLZ Group and the DEMB Group in exiting from contracts with, for example, third party logistic providers, third party sales distributors and third party co-packers as a consequence of the Transaction (e.g. if contracts cannot be cost-effectively split or the Charger Group wants to use alternative providers) following consultation and joint planning between the Partners. The parties will work together to minimise the one time and ongoing dis-synergies and termination costs and expenses.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs (however, the parties will use their reasonable endeavours to incur all costs and expenses of this type within than [ * * * ] months after Closing).

		[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Budget
#	Type of Cost	MDLZ	Acorn
7.

Office Expenses

Depending on the approach that the Charger Group wishes to adopt to retaining and establishing offices, the MDLZ Group may be left with costs and expenses of closing or right-sizing offices which will be retained by the MDLZ Group (but for which it has no use) and the and the DEMB Group may be left with costs and expenses of closing or right-sizing offices for which it has no use.

The Partners will preset plans for such closing or right-sizing within [ * * * ] months after Closing.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

8.

Branding Charger

Costs and expenses of rebranding the Charger Group to the new, agreed company name.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

9.

Employee Tax Advice

External advisory costs and expenses of providing tax advice to employees of the MDLZ Group and the DEMB Group who are being asked to transfer to the Charger Group.

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

10.

Other Employee Transfer Costs

Costs and expenses associated with the transfer of employees from the MDLZ Group to the Charger Group (including termination of their car leases).

[ * * * ] of the Acorn amount is for the purposes agreed between the Partners at the date of this Agreement

Costs and expenses of this type incurred more than [ * * * ] months after Closing will not be treated as Shared Costs.

		[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

EXCLUDED COSTS

Costs and expenses of the type described in the following table are Excluded Costs:

#	Type of Cost
1.

Non-Payroll Restructuring: Key elements are:

•   partial termination of contracts with third party service providers (e.g. [ * * * ], and payroll providers);

•   right-sizing the MDLZ Group’s [ * * * ] internal shared service centre;

•   reducing excess infrastructure costs and expenses for size of the business of the Retained MDLZ Group (e.g. IS network); and

•   right-sizing MDLZ Group shared services (e.g. cross-category RD&Q, cross-category International customer relations, trademark administration).

2.	MDLZ Internal Severance: any severance costs and expenses of employees of the Retained MDLZ Group.

3.	Recruitment & Training: The MDLZ Group will need to recruit and train staff to replace those who leave pursuant to item 2 above.

4.	Employee Engagement Costs (excluding retention and incentive arrangements described in item 3 of part A of this schedule 14): The transfer of the MDLZ Business to the Charger Group will have a significant impact on the MDLZ Group’s other businesses in certain countries and regions. The MDLZ Group will need [ * * * ] to protect both the MDLZ Business and the MDLZ Group’s other businesses until Closing.

5.

Miscellaneous:

•   Investment banking fees, legal fees, accounting fees and consulting fees incurred by the parties’ respective Groups in connection with the Transaction (other than as specifically identified in part A of this schedule 14 or as included in Financing Costs).

•   Salaries, travel costs and expenses and other incentives of the MDLZ Group “deal team” and the Acorn Group “deal team”.

•   Management, advisory or transaction fees charged by the Partners (or any direct or indirect shareholder in any Partner).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART C:

SAMPLE FINANCING COSTS

Examples of Financing Costs include:

•	ticking fees, if applicable

•	arrangement fees, including syndication fees

•	commitment fees, if applicable

•	legal fees related to financing (both for arrangers and the parties’ Groups)

•	bank and legal expense reimbursement

•	potential engagement fees, if necessary

•	rating agency fees in connection with the rating of the new debt only

•	potential break fees and customary make whole payments on interest related to refinancing

•	potential other fees imposed by financing banks / institutions

•	consulting and other professional fees in association with preparation of financing materials ([ * * * ] and/or [ * * * ] reports on business plan, [ * * * ] and [ * * * ], tax, structure memo; potential other reports needed)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 15

EXAMPLE OBLIGATIONS TO CONTRACT COUNTERPARTIES

KFG Master Patent Agreement

Development, Prosecution and Maintenance (Article 7)

Enforcement and Litigation of Licensed Intellectual Property (Article 8)

Confidentiality (Article 10)

Dispute Resolution and Corporate Governance (Article 11)

Expenses (Article 13)

Amendment and Modification (Article 13)

Notices (Article 13)

KFG Master Trademark Agreement

Allocation of ownership (Article 2)

Licenses (Article 3)

Diversion (Article 4)

Further Assurance (Article 5)

Dispute Resolution (Article 7)

Expenses (Article 8)

Amendment and Modification (Article 8)

Notices (Article 8)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 16

MDLZ ACCOUNTS

PART A:

MDLZ COFFEE P&L

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART B:

MDLZ COFFEE NET ASSET STATEMENT

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 17

THE FRENCH OFFER

From the date that the French Contribution Agreement is executed by the parties, the following provisions of this Agreement shall be interpreted and amended as follows and with effect from the date of this Agreement:

Provision of this Agreement	Amendment
Clause 6.7 (Divestment Proceeds)

shall be amended as follows:

“6.7 MDLZ shall be entitled at any time, by notice to the Company, prior to Closing, to set off its liability to transfer its Divestment Proceeds pursuant to clause 6.6.3(a) and MDLZ French Divestment Proceeds pursuant to clause [7.4.2] of the French Contribution Agreement against the payment of an equivalent amount of the Initial MDLZ Cash Payment and/or MDLZ’s Cost Reimbursement Payment at Closing.”

New clause 7.16A

shall be inserted to read as follows:

“7.16A If, at French Closing, any Retained MDLZ Group Company still owns any asset that would have been considered a MDLZ Transferred Asset or a MDLZ French Transferred Asset (as defined under the French Contribution Agreement) but for the fact that such asset related exclusively to both the MDLZ Business and the MDLZ French Business (and not exclusive to one only), then MDLZ shall (or shall procure that the relevant Retained MDLZ Group Company shall) transfer that asset to the Charger Group for no further consideration and on the same basis as the asset would have been transferred to the Charger Group if it had been considered a MDLZ Transferred Asset, provided always that such an asset is not a Retained MDLZ Asset or a Retained MDLZ French Asset (as defined in the French Contribution Agreement).”

Clause 8.3 (Closing)

shall be amended as follows:

“8.3 Subject to clause 8.13.3, at Closing each Partner and the Company shall do all those things respectively required of it in schedule 8 (and, if that date is also the French Closing Date, schedule [5] to the French Contribution Agreement) and neither Partner is obliged to complete this Agreement unless the other Partner and the Company complies with all of their respective obligations in schedule 8 (and schedule [5] to the French Contribution Agreement, if applicable).”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provision of this Agreement	Amendment
Clause 8.5 (Closing)

shall be amended as follows:

“8.5 If Closing does not take place on the Closing Date because a Partner fails to comply with any of its obligations under schedule 8 (or, if that date is also the French Closing Date, schedule [5] of the French Contribution Agreement) (including by means of a failure by Acorn to comply with its obligations pursuant to clause 1.2 (or clause [1.2] of the French Contribution Agreement, if applicable), the non defaulting Partner may by notice to the defaulting Partner:

8.5.1 proceed to Closing (and French Closing, if applicable) to the extent reasonably practicable (but if the non defaulting Partner exercises its right pursuant to this clause 8.5.1, this does not affect that Partner’s or the Company’s rights or the obligations of the defaulting Partner pursuant to this Agreement or the French Contribution Agreement); or

8.5.2 postpone Closing to the last Friday of a calendar month falling not later than the Longstop Date (or, if that date is not a Business Day, the immediately preceding Business Day).”

New Clause 12.10

shall be inserted to read as follows:

“At French Closing, the parties shall amend the Company IP Licence, the New MDLZ Trade Mark Licence and the Trade Mark Co-Existence Agreement, to the extent required to include the appropriate MDLZ French Business IP within the terms of the documents.”

Clause 14.7 (MDLZ Contracts)

shall be amended such that:

(a) the reference to “MDLZ Business” shall be interpreted to include the MDLZ French Business; and

(b) the following wording shall be added to the end of that clause: “If French Closing takes place after Closing, any Shared MDLZ Contract which relates both to the MDLZ French Business and the MDLZ Business will only be split following French Closing.”

Clause 18 (Intra-Group Amounts)	shall apply to amounts owing to and from MDLZ French Transferred Group Companies (as defined in the French Contribution Agreement) mutatis mutandis

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provision of this Agreement	Amendment
Clause 18.11 (Cash Pooling)	shall be amended to include the words “or MDLZ French Transferred Group Company” at the end of the clause.

Clause 21.1 (Wrong Pocket Charger Assets)	shall be amended to remove the words “other than France”

Clauses 21.3 (Wrong Pocket Partner Assets) and 21.10 (Wrong Pocket Partner Liabilities)	shall be amended such that references to the MDLZ Business shall also include the MDLZ French Business

Clauses 21.19 to 21.22 (Change of Name and Packaging)

shall be amended such that:

(a) references to Transferred MDLZ IP Rights and Transferred MDLZ IP Licences shall be interpreted to include Transferred MDLZ French IP Rights and Transferred MDLZ French IP Licences (as those terms are defined in the French Contribution Agreement);

(b) references to the MDLZ Business shall interpreted to include the MDLZ French Business;

(c) references to the MDLZ AFH Equipment shall interpreted to include the MDLZ French AFH Equipment (as defined in the French Contribution Agreement); and

(d) references to MDLZ Stock shall interpreted to include MDLZ French Stock (as defined in the French Contribution Agreement).

Part A of schedule 7 (Action pending Closing)	a reference to a monetary amount in any paragraph of part A of schedule 7 of this Agreement and in the corresponding paragraph of schedule [4] of the French Contribution Agreement shall be interpreted, in relation to MDLZ, as a single aggregate amount in respect of those paragraphs (rather than one amount relating to the MDLZ Business and a separate, identical amount relating to the MDLZ French Business)

Paragraph 2 of part B of schedule 9	references to “MDLZ Business” shall be interpreted to include the “MDLZ French Business”

Paragraph 2.1.9 of part B of schedule 9	shall be deleted in its entirety

Paragraph 2.1.1 of schedule 10 (Limitation on Liability)	the reference to “Warranty contained in paragraph 13 of part A of schedule 9” shall be interpreted to include the warranty contained in paragraph [13] of part [A] of schedule [6] of the French Contribution Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provision of this Agreement	Amendment
Part A of schedule 14 (Shared Costs)

references to:

(a) “Reorganisation” and “MDLZ Reorganisation” shall be interpreted to include the MDLZ French Reorganisation; and

(b) “Macro Plans” shall be interpreted to include the “MDLZ French Macro Plan”.

Schedule 14 (Cost Sharing Provisions)

references to:

(a) “Closing” shall be interpreted to include French Closing, in respect of the French Transaction only; and

(b) “MDLZ Business” shall be interpreted to include the “MDLZ French Business”

Schedule 18 (Definitions and Interpretation)

shall be amended by inserting the following new definitions in alphabetical order:

“French Closing Date” has the same meaning as set out in the French Contribution Agreement;

“French Transaction” means the transactions contemplated by the French Contribution Agreement;

“MDLZ French Macro Plan” has the same meaning as set out in the French Contribution Agreement;

“MDLZ French Reorganisation” has the same meaning as set out in the French Contribution Agreement;

Definition of “Relevant Claim” in schedule 18 (Definitions and Interpretation)	shall be amended to include any claim by the Company or a Partner under or pursuant to the French Contribution Agreement, save for a claim under or pursuant to clauses 5.16, 10.5.3, 11.4.3, 11.10, 17 and schedule 8 of the French Contribution Agreement

Definition of “Transaction” in schedule 18 (Definitions and Interpretation)	shall be amended as follows: “means the transactions and arrangements contemplated by this Agreement and the French Contribution Agreement”

Definition of “Transaction Document” in schedule 18 (Definitions and Interpretation)	shall be amended to include a reference to the French Contribution Agreement, the French Tax Matters Agreement and the MDLZ French Disclosure Letter

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provision of this Agreement	Amendment
Definition of “Transitional Mark” in schedule 18 (Definitions and Interpretation)	references to the “MDLZ Business” shall be interpreted to include the “MDLZ French Business”

Definition of “Relevant Warranty Claim” in schedule 18 (Definitions and Interpretation)	shall be amended to include any claim by the Company under or pursuant to clause [8.1.2] of the French Contribution Agreement

Definition of “Title Warranty Claim in schedule 18 (Definitions and Interpretation)	shall be amended to include any claim by the Company under or pursuant to clause [8.1.2] of the French Contribution Agreement, solely to the extent relating to a warranty included in paragraph [1] in part [A] of Schedule [6] of the French Contribution Agreement

Definition of “Warranty Claim” in schedule 18 (Definitions and Interpretation)	shall be amended to include any claim by the Company under or pursuant to clauses [8.1] or [8.2] of the French Contribution Agreement

References to the “MDLZ Business, taken as a whole”	shall be interpreted to mean the MDLZ Business and the MDLZ French Business, taken as a whole

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 18

DEFINITIONS AND INTERPRETATION

1.	In this Agreement:

“2013 MDLZ Audited EBITDA” means, for the year ended 31 December 2013, the audited consolidated earnings (including income from AGF and DSF (but excluding income from DSOF and the non-coffee business of DSF)) before interest, taxation, depreciation and amortisation of the MDLZ Business for such period as extracted from the MDLZ 2013 Audited Accounts and comprising the same line items (and accounting treatment in respect of depreciation and amortisation, the total of which will be [ * * * ]) as in the 2013 MDLZ Unaudited EBITDA such that, in the absence of any audit adjustments, the 2013 MDLZ Audited EBITDA would be [ * * * ];

“2013 MDLZ Unaudited EBITDA” means, for the year ended 31 December 2013, the unaudited consolidated earnings (including income from AGF and DSF (but excluding income from DSOF and the non-coffee business of DSF)) before interest, taxation, depreciation and amortisation of the MDLZ Business for such period extracted from the MDLZ FiT System and set out in the MDLZ Unaudited EBITDA Statement in part A of schedule 5;

“Accounting Policies” means the MDLZ Accounting Policies and the Acorn Accounting Policies;

“Acorn Accounting Policies” means the accounting policies and procedures set out in part I of schedule 5;

“Acorn Accounts” means the audited consolidated financial statements for D.E Master Blenders 1753 B.V. for the period ended on 31 December 2013, the auditor’s report on those accounts, the directors’ report for that period on those accounts and the notes to those accounts;

“Acorn Actuary” means Ernst & Young LLP or such other actuary as may be appointed by Acorn for the purposes of schedule 11;

“Acorn Adjustment Amount” means an amount (which may be a positive or a negative number) equal to (a) the Actual Acorn Working Capital Amount minus the Acorn Target Working Capital Amount, minus (b) the Actual Acorn Net Debt;

“Acorn Business” means the Coffee Business of the Acorn Group anywhere in the world;

“Acorn Calculation Notice” means has the meaning given in clause 3.13;

“Acorn Cash Payment” means, together, the Initial Acorn Cash Payment and the Deferred Acorn Cash Payment;

“Acorn Closing Accounts” means the consolidated net asset statement for the Acorn Business as at the Effective Time, agreed or determined in accordance with part D of schedule 5, as referred to in paragraph 14.1 of part D of schedule 5;

“Acorn Closing Statement” means the statement in relation to the Acorn Business extracted and derived from the Acorn Closing Accounts, agreed or determined in accordance with part D of schedule 5, as referred to in paragraph 14 of part D of schedule 5;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Acorn Consideration Shares” means [ * * * ] fully paid up class A ordinary shares of €1 each in the share capital of the Company, which (together with any shares of any class in the share capital of the Company already held by the Retained Acorn Group) would represent 51.00% of the entire issued share capital of the Company immediately following Closing (if French Closing occurs at the same time), as adjusted pursuant to clause 4;

“Acorn Contributed Company” means each company listed as “Acorn Contributed Companies” in part A of schedule 2;

“Acorn Contributed Shares” means all shares in the issued share capital of the Acorn Contributed Companies that are held by any Retained Acorn Group Companies immediately prior to Closing;

“Acorn Disclosure Letter” means the letter from Acorn to the Company and MDLZ in relation to the Mutual Warranties, the Acorn Warranties and the Agreed Acorn Actions and having the same date as this Agreement, the receipt of which has been acknowledged by the Company and MDLZ;

“Acorn Global Transaction Tax Liabilities” has the meaning given in the Global Tax Matters Agreement;

“Acorn Group” means all Acorn Group Companies from time to time;

“Acorn Group Company” means Acorn and each of its subsidiaries from time to time, but excluding, after Closing, any Charger Group Company;

“Acorn Intra-Group Payables” means, in respect of an DEMB Group Company (or another Charger Group Company), the aggregate of the amounts owing from such DEMB Group Company (or from such Charger Group Company, including as a result of it having assumed a liability from a Retained Acorn Group Company at Closing to make payment to another Retained Acorn Group Company) to Retained Acorn Group Companies at the relevant time, excluding Acorn Intra-Group Trading Amounts;

“Acorn Intra-Group Receivables” means, in respect of an DEMB Group Company (or another Charger Group Company), the aggregate of the amounts owing from Retained Acorn Group Companies to such DEMB Group Company (or, to such Charger Group Company, including as a result of a Retained Acorn Group Company having transferred to a Charger Group Company at Closing the benefit of an amount owing from another Retained Acorn Group Company) on at the relevant time, excluding Acorn Intra-Group Trading Amounts;

“Acorn Intra-Group Trading Amounts” means, in respect of an DEMB Group Company (or another Charger Group Company), the aggregate of the amounts owed by or to such DEMB Group Company or Charger Group Company (including as a

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

result of a Charger Group Company having assumed a liability from a Retained Acorn Group Company at Closing to make payment to another Retained Acorn Group Company or as a result of a Retained Acorn Group Company having transferred to a Charger Group Company at Closing the benefit of an amount owing from another Retained Acorn Group Company) in the ordinary and normal course of business including amounts owed in respect of salaries or other employee benefits, insurance (including health and motor insurance), ordinary monthly (or similar regular) contributions to pension or retirement benefit schemes (but excluding, for the avoidance of doubt, any pension scheme deficits), management training and car rental payments paid or provided by or to any other DEMB Group Company or Charger Group Company and goods or services supplied to any other DEMB Group Company or Charger Group Company on standard terms to or by Retained Acorn Group Companies at the relevant time;

“Acorn IP Assignment” means the document, in the agreed form, which transfers the Intellectual Property comprised in the Acorn Transferred Assets from Tea Forte and other relevant Acorn Group Companies to the Company and other relevant Charger Group Companies;

“Acorn Macro Plan” means the macro plan prepared by (or on behalf of) Acorn, in the agreed form, as amended, changed or varied from time to time in accordance with clause 7;

“Acorn Net DB Liabilities” means the value of the benefit obligations from a Relevant DB Arrangement operated, sponsored or contributed to by any Acorn Group Company prior Closing which are or become benefit obligations of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing determined in accordance with the principles set out in column B in the Table of Principles in schedule 11 less the value of relevant assets brought into account in accordance with the principles set out in column C in the Table of Principles in schedule 11. For the avoidance of doubt the value is determined without any deduction (or increase) for any deferred tax asset (or deferred tax liability);

“Acorn Percentage” means the percentage calculated by deducting the MDLZ Percentage from 100%;

“Acorn Reorganisation” means the reorganisation of the Acorn Group as contemplated by the Acorn Macro Plan (but not including any steps which are identified as taking place at Closing);

“Acorn Sale Company” means each company listed as “Acorn Sale Companies” in part A of schedule 2;

“Acorn Sale Shares” means all shares in the issued share capital of each of the Acorn Sale Companies held by any Retained Acorn Group Companies immediately prior to Closing;

“Acorn Scheduled Global Transaction Tax Liability” has the meaning given in the Global Tax Matters Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Acorn Services Agreement” means the services agreement in the agreed form between Acorn and the Company in connection with the provision to Acorn of certain services in connection with, among other things, the Retained Acorn Liabilities;

“Acorn SFA” means the senior facilities agreement dated 12 April 2013 and entered into between Oak Leaf B.V. and amongst others, Banc of America Securities Limited, Citigroup Global Markets Limited, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (trading as Rabobank International, London Branch) and Morgan Stanley Bank International Limited, acting as joint global coordinators, bookrunners and mandated lead arrangers on a certain funds basis with the original lenders (as defined in the SFA), pursuant to the Oak Leaf B.V. recommended cash offer for D.E Master Blenders 1753 N.V. dated June 2013;

“Acorn Shared Cost Cap” means [ * * * ] or such higher amount as is approved by the Integration Committee pursuant to clause 24.6;

“Acorn Target Operating Working Capital Amount” means [ * * * ];

“Acorn Target Working Capital Amount” means [ * * * ];

“Acorn Transferred Assets” means any and all assets, property, rights, title and interests owned, leased or licensed to or otherwise held by or for the benefit of:

(a)	Tea Forte including:

(i)	the benefit (subject to the burden) of all contracts, agreements, licences and arrangements;

(ii)	all Intellectual Property;

(iii)	all loose plant, machinery, equipment and other similar articles;

(iv)	all office equipment and furnishings and other similar articles;

(v)	all fixed plant and machinery and leasehold improvements;

(vi)	all real estate;

(vii)	all stock of raw materials, packaging materials, partly finished and finished goods;

(viii)	all IT Systems;

(ix)	the benefit (subject to the burden) of all receivables;

(x)	any books and records;

(xi)	any goodwill;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(xii)	any cash, whether in hand or at bank and including:

(A)	any Divestment Proceeds relating to Acorn not set off pursuant to clause 6.8;

(B)	any Insurance Claim Proceeds relating to Acorn;

(xiii)	the benefit of any amount to which Tea Forte is entitled from a person (including an insurer) in respect of damage or injury to any of the Acorn Transferred Assets other than an amount spent before Closing in repairing the damage or injury; and

(b)	any other Acorn Group Company (that is not an DEMB Group Company);

“Acorn Transferred Companies” means the Acorn Contributed Companies and the Acorn Sale Companies;

“Acorn Transferred Shares” means the Acorn Contributed Shares and the Acorn Sale Shares;

“Acorn Underlying Transferred Assets” means the Acorn Transferred Assets and all of the rights and other interests held by DEMB Group Companies at Closing;

“Acorn Warranty” means a statement contained in part C of schedule 9 and “Acorn Warranties” means all those statements;

“Acorn Working Capital” means the aggregate value (which may be a positive or a negative amount), at the relevant time, of:

(a)	all current assets of the DEMB Group Companies or the Charger Group Companies (together with any other current assets transferred to a Charger Group Company by a Retained Acorn Group Company at Closing) including the inventory, trade debtors (grossed up for any factored debts), deposits and pre-payments made by an DEMB Group Company or a Charger Group Company or the benefit of which is transferred to a Charger Group Company by a Retained Acorn Group Company at Closing, and Acorn Intra Group Trading Amounts which are treated as an asset by an DEMB Group Company or a Charger Group Company but excluding Acorn Intra-Group Receivables, Cash and Trapped Cash; minus

(b)	all current liabilities of the DEMB Group Companies or the Charger Group Companies (together with any other current liabilities of the Retained Acorn Group assumed by the Charger Group at Closing) including:

(i)	the trade creditors, deposits and pre-payments by customers, wages/PAYE, current and non-current deferred income and accruals (including marketing accruals and accrued trade expenses);

(ii)	any financial, accounting, tax, legal and other advisory fees and Costs incurred but not paid by such company in connection with the preparation for, negotiation and implementation of the Transaction, together with any VAT charged thereon, excluding any part thereof which represents recoverable (whether by way of credit or repayment) input VAT except to the extent that the recoverability of such part is taken into account elsewhere in this definition;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	the aggregate amount payable under all incentive, bonus, or other arrangements for payment to employees of such company in connection with the Transaction or which are linked to the value of the equity of any DEMB Group Company or Charger Group Company (as the case may be), together with employer’s national insurance liability thereon and any other tax or social security liability arising in connection with such payments (except any cost which is borne by the employee); and

(iv)	Acorn Intra Group Trading Amounts which are treated as a liability by an DEMB Group Company or a Charger Group Company,

but excluding Acorn Intra-Group Payables, Indebtedness, Other Adjustments and Retained Acorn Liabilities and all Shared Costs and Financing Costs which have been incurred (but not paid) by an DEMB Group Company or Charger Group Company, as reflected in the relevant Closing Accounts;

“Actual Acorn Cash” means the aggregate amount of Cash of the DEMB Group Companies (together with any other Cash held by the Charger Group, or transferred to the Charger Group by the Retained Acorn Group at Closing) as at the Effective Time, and the Actual Acorn Intra-Group Receivables, in each case as set out in the Acorn Closing Statement;

“Actual Acorn Indebtedness” means an amount equal to:

(a)	the aggregate amount of the Indebtedness of the DEMB Group Companies (together with any other actual Indebtedness of the Charger Group and of the Retained Acorn Group assumed by the Charger Group at Closing) as at the Effective Time, and the Actual Acorn Intra-Group Payables (excluding any amount representing Shared Costs or Financing Costs), in each case as set out in the Acorn Closing Statement; plus

(b)	the Aggregate Acorn Net DB Liabilities as at the Effective Time at calculated in accordance with schedule 11, as set out in the Acorn Closing Statement;

“Actual Acorn Intra Group Payables” means the aggregate amount of Acorn Intra Group Payables as at the Effective Time, as set out in the Acorn Closing Statement;

“Actual Acorn Intra Group Receivables” means the aggregate amount of Acorn Intra Group Receivables as at the Effective Time, as set out in the Acorn Closing Statement;

“Actual Acorn Net Debt” means an amount (which may be a positive or a negative number) equal to the aggregate amount of (a) the Actual Acorn Indebtedness plus the aggregate amount of the Actual Acorn Other Adjustments; less (b) the aggregate amount of Actual Acorn Cash plus the Actual Acorn Paid Shared Costs, as set out in the Acorn Closing Statement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Actual Acorn Other Adjustments” means an amount equal to the aggregate amount of the Other Adjustments of the DEMB Group Companies (together with any other actual Other Adjustments of the Charger Group and of the Retained Acorn Group assumed by the Charger Group at Closing) as at the Effective Time, as set out in the Acorn Closing Statement;

“Actual Acorn Paid Shared Costs” means the aggregate amount of Shared Costs and Financing Costs incurred and paid by the DEMB Group Companies and the Charger Group Companies (and not reimbursed) before the Effective Time, as set out in the Acorn Closing Statement;

“Actual Acorn Working Capital Amount” means the arithmetic mean of:

(a)	Acorn Working Capital as at the Effective Time;

(b)	Acorn Working Capital as at the accounting month end immediately prior to the accounting month in which Closing occurs (calculated, for the avoidance of doubt, on the same basis as, and by reference to the same categories or asset and liabilities as comprise, the Acorn Working Capital as at the Effective Time); and

(c)	Acorn Working Capital as at the accounting month end immediately prior to the accounting month end referred to in paragraph (b) (again calculated, for the avoidance of doubt, on the same basis as, and by reference to the same categories or asset and liabilities as comprise, the Acorn Working Capital as at the Effective Time),

as set out in the Acorn Closing Statement;

“Actual MDLZ Cash” means the aggregate amount of Cash of the MDLZ Transferred Group Companies (together with any other Cash transferred to the Charger Group by the Retained MDLZ Group at Closing) as at the Effective Time, and the Actual MDLZ Intra-Group Receivables, in each case as set out in the MDLZ Closing Statement;

“Actual MDLZ Indebtedness” means an amount equal to:

(a)	the aggregate amount of the Indebtedness of the MDLZ Transferred Group Companies (together with any other actual Indebtedness of the Retained MDLZ Group assumed by the Charger Group at Closing) as at the Effective Time, and the Actual MDLZ Intra-Group Payables (excluding any amount representing Shared Costs or Financing Costs), excluding any part thereof which represents (or which was incurred to fund) VAT incurred by the MDLZ Transferred Group Companies in connection with acquiring MDLZ Underlying Transferred Assets to the extent that such VAT is recoverable (whether by credit or repayment) by a MDLZ Transferred Group Company except to the extent that such part is taken into account as an asset in calculating the Actual MDLZ Working Capital Amount, in each case as set out in the MDLZ Closing Statement; plus

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the Aggregate MDLZ Net DB Liabilities as at the Effective Time at calculated in accordance with in schedule 11, as set out in the MDLZ Closing Statement;

“Actual MDLZ Intra Group Payables” means the aggregate amount of MDLZ Intra Group Payables as at the Effective Time as set out in the MDLZ Closing Statement;

“Actual MDLZ Intra Group Receivables” means the aggregate amount of MDLZ Intra Group Receivables as at the Effective Time, as set out in the MDLZ Closing Statement;

“Actual MDLZ Net Debt” means an amount (which may be a positive or a negative number) equal to the aggregate amount of the Actual MDLZ Indebtedness plus the aggregate amount of the Actual MDLZ Other Adjustments less the aggregate amount of Actual MDLZ Cash, as set out in the MDLZ Closing Statement;

“Actual MDLZ Other Adjustments” means an amount equal to the aggregate amount of the Other Adjustments of the MDLZ Transferred Group Companies (together with any other actual Other Adjustments of the Retained MDLZ Group assumed by the Charger Group at Closing) as at the Effective Time, as set out in the Acorn Closing Statement;

“Actual MDLZ Paid Shared Costs” means the aggregate amount of Shared Costs and Financing Costs incurred and paid (and not reimbursed) by the MDLZ Transferred Group Companies before the Effective Time, as set out in the MDLZ Closing Statement;

“Actual MDLZ Working Capital Amount” means the arithmetic mean of:

(a)	MDLZ Working Capital as at the Effective Time;

(b)	MDLZ Working Capital as at the accounting month end immediately prior to the accounting month in which Closing occurs (calculated, for the avoidance of doubt, on the same basis as, and by reference to the same categories or asset and liabilities as comprise, the MDLZ Working Capital as at the Effective Time); and

(c)	MDLZ Working Capital as at the accounting month end immediately prior to the accounting month end referred to in paragraph (b) (again, calculated, for the avoidance of doubt, on the same basis as, and by reference to the same categories or asset and liabilities as comprise, the MDLZ Working Capital as at the Effective Time),

as set out in the MDLZ Closing Statement;

“Additional Funding Shortfall Amount” means the difference between (a) the total amount of the Cost Reimbursement Payments and (b) the cash resources available to the Charger Group at Closing following payment of the Initial Acorn Cash Payment and the Initial MDLZ Cash Payment in full (or, if clause 3.16.2 applies, in part pursuant to the terms of that clause);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Affiliate” means, in relation to a person, any parent, subsidiary or any other subsidiaries of any such parent and any other person which Controls, is Controlled by or is under common Control with such person;

“Agent” means, with respect to an entity, any director, officer, employee or other representative of such entity; any person for whose acts such entity may be vicariously liable; and any other person that acts for or on behalf of, or provides services for or on behalf of, such entity, in each case, while acting in his capacity as such;

“AGF” means Ajinomoto General Foods, Inc., a company incorporated in Japan, whose head office is at Tokyo Opera City, 3-20-2 Nishi Shinjuku, Shinjuku-ku, Tokyo 163-1440, Japan;

“AGF IP Rights” means the Intellectual Property rights owned or co-owned legally or beneficially (but, if co-owned, only to the extent of any co-ownership) by any MDLZ Group Company and licensed to AGF and/or the AGF Partner for use exclusively in connection with AGF’s Coffee Business in Japan (including the BLENDY and MAXIM trademarks for Japan);

“AGF Partner” means Ajinomoto Co., Inc., a corporation organised and existing under the laws of Japan and having its head office at 15-1, Kyobashi 1-chome, Chuo-ku, Tokyo, Japan;

“AGF Shares” means [ * * * ] fully paid shares of par value [ * * * ] each in the common voting stock of AGF, comprising all of the issued shares of AGF owned by the MDLZ Group;

“Agreed Acorn Actions” means those actions listed as such in the Acorn Disclosure Letter;

“Agreed MDLZ Actions” means those actions listed as such in the MDLZ Disclosure Letter;

“Anti-Bribery Laws” means the US Foreign Corrupt Practices Act 1977, as amended, any rules and regulations thereunder, the Bribery Act 2010, any rules and regulations thereunder, any similar laws or regulations in any jurisdiction (including any other anti-corruption or anti-bribery law or regulation applicable to a company whose shares are listed on a stock exchange in the United States of America, or any other such law or regulation of the United States of America that has extraterritorial reach), and any other national and international laws enacted to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions;

“Anti-Money Laundering Laws” means all applicable anti-money laundering laws and financial record keeping and reporting requirements, rules and regulations;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Antitrust Authorities” means any governmental, regulatory or other authority whose review is required or with whom consultation is required to ensure compliance with antitrust laws in connection with the Transaction or the satisfaction of the Regulatory Conditions;

“Antitrust Filings” means the filings required to satisfy the Regulatory Conditions;

“Appointment Notice” has the meaning given in paragraph 5 of part D of schedule 5;

“Approving Partner” has the meaning given in clause 7.8.1;

“Articles” means the articles of association of the Company in the agreed form, to be adopted by the Company at Closing;

“Assume” means to accept, assume, perform or discharge, and “Assumption” is to be construed accordingly;

“Assumed Acorn Liabilities” means all of the Liabilities of the Retained Acorn Group listed in part B of schedule 3, excluding the Retained Acorn Liabilities;

“Assumed Liabilities” means the Assumed MDLZ Liabilities and the Assumed Acorn Liabilities;

“Assumed MDLZ Liabilities” means all of the Liabilities of the Retained MDLZ Group listed in part A schedule 3, excluding the Retained MDLZ Liabilities;

“Banbury Land” means the freehold land and buildings at Ruscote Avenue, Banbury, Oxfordshire, England, OX16 2QU comprising a warehouse, car park and unused land;

“[ * * * ]” means [ * * * ], a company incorporated in [ * * * ], whose principal place of business is at [ * * * ];

“[ * * * ]” means the Agreement for the Development, Manufacture, Packaging, Sale and Distribution of [ * * * ] between Kraft Foods Europe GmbH and [ * * * ], dated 2012;

“Business” means either the MDLZ Business (in respect of MDLZ) or the Acorn Business (in respect of Acorn) or the Charger Business (in respect of the Company), as the context requires;

“Business Day” means a day other than a Saturday or Sunday or public holiday in Amsterdam and New York City;

“Capex Schedule” means a schedule for each party’s Business in the agreed form and setting out the planned capital expenditure for the calendar years 2014 and 2015;

“Cash” means, in respect of each MDLZ Transferred Group Company or DEMB Group Company or Charger Group Company (as the case may be), the aggregate of all cash held by such MDLZ Transferred Group Company or Acorn Group Company or Charger Group Company (as the case may be), and any cash balances credited to the account of such company with banks or other financial institutions as set out in

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that company’s nominal ledger at the relevant time, including cash held in a cash pool where all the participants in the cash pool are MDLZ Transferred Group Companies or Acorn Group Companies or Charger Group Companies, and executive loans receivable from executive committee members to the extent recoverable, but excluding (i) Divestment Proceeds, (ii) Trapped Cash and (iii) cash in transit from the clients or customers of the company (but for the avoidance of doubt including cash in transit from the company to its banks), in each case at the relevant time as reflected in the relevant Closing Accounts;

“Charger Business” means the business of the Company and the Charger Group following Closing, as described in clause 2.1.1 of the Shareholders’ Agreement as the “Business”;

“Charger Executive Committee Role” means those roles to which appointments will be made under paragraph 1.9.2 of part C of schedule 8;

“Charger Group” means all Charger Group Companies from time to time;

“Charger Group Company” means the Company and each of its subsidiaries (including, from Closing, each DEMB Group Company and each MDLZ Transferred Group Company) from time to time, but excluding AGF and DSF;

“Charger Warranty” means a statement contained in part D of schedule 9 and “Charger Warranties” means all those statements;

“Closing” means completion of the contribution, sale and purchase of the Transferred Assets in accordance with this Agreement;

“Closing Accounts” means the Acorn Closing Accounts (in relation to Acorn) or the MDLZ Closing Accounts (in relation to MDLZ);

“Closing Date” has the meaning given in clause 8.1;

“Closing Statement” means the Acorn Closing Statement (in relation to Acorn) or the MDLZ Closing Statement (in relation to MDLZ);

“Coffee Business” means the business of:

(a)	trading green coffee and tea;

(b)	developing, manufacturing, marketing and selling:

(i)	roast and ground coffee, whole bean coffee, soluble (instant) coffee, liquid coffee concentrate and combinations of those products (“Coffee Products”) for preparation and consumption of water based coffee drinks (“Coffee”) and, when combined with other liquids (e.g. milk) or powders (e.g. milk or sugar), for preparation and consumption of other beverages that contain Coffee Products as main and/or predominant ingredient and/or flavour (“Coffee Beverages”);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	loose leaf and sachet tea and combinations of those products (“Tea Products”) for preparation and consumption of water-based tea drinks (“Tea”) and, when combined with other liquids (e.g. milk), for the preparation of other beverages that contain Tea Products as the main and/or predominant ingredient and/or flavour (“Tea Beverages”);

(iii)	Coffee Products and Tea Products and chocolate which, in combination with so-called on-demand brewing systems (e.g. Tassimo, Senseo) provide for the preparation of on-demand Coffee and Coffee Beverages or Tea and Tea Beverages or chocolate beverages; and

(iv)	Coffee and Coffee Beverages and Tea or Tea Beverages for ready-to-drink consumption where Coffee Products or Tea Products are the main and/or dominant ingredient and/or flavour component, either carbonated or non-carbonated, in all distribution channels, including retail, wholesale, out- of- home, coffee shops, instant consumption, modern trade, traditional trade, and whether distributed directly or indirectly through distributors or wholesalers; and

(c)	the marketing and sales of on-demand brewing systems including brewers and accessories through direct consumer, online or out-of-home distribution channels and the development and/or manufacturing of the same through third party co-operation;

“Company Trade Mark Licence” means the licence and sub-licence, in the agreed form, of certain Transferred MDLZ IP Rights and Transferred MDLZ IP Licences by the Company and relevant Charger Group Companies to relevant Retained MDLZ Group Companies;

“Competition Law” means any law of any jurisdiction governing the conduct of businesses or individuals in relation to restrictive or other anticompetitive agreements or practices, public procurement, dominant or monopoly market positions and the control of mergers, acquisitions and joint ventures;

“Condition” means a condition set out in clause 5.1 and “Conditions” means all those conditions;

“Conduct Committee” means the committee formed pursuant to clause 9.3;

“Confidentiality Agreement” means the confidentiality agreement in the form of a letter agreement dated 21 October 2013 between Oak Leaf B.V. and MDLZ in respect of the Transaction, as novated pursuant to a novation agreement between Oak Leaf B.V., Acorn and MDLZ entered into prior to the date of this Agreement;

“Consideration” has the meaning given in clause 3.1;

“Consideration Note” means a loan note to follow the principles, in the agreed form, which may be issued by the Company to the Retained Acorn Group and the Retained MDLZ Group pursuant to clause 3.16;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Consideration Shares” means the MDLZ Consideration Shares and the Acorn Consideration Shares;

“Contributed Assets” means the MDLZ Contributed Assets and the Acorn Contributed Shares;

“Control” means the power of a person (or persons acting in concert) to secure that the affairs of another are conducted directly or indirectly in accordance with the wishes of that person (or persons acting in concert) including by means of:

(a)	in the case of a company, being the beneficial owner of more than 50% of the issued share capital of or of the voting rights in that company, or having the right to appoint or remove a majority of the directors or otherwise control the votes at board meetings of that company by virtue of any powers conferred by the articles of association, shareholders’ agreement or any other document regulating the affairs of that company; or

(b)	in the case of a partnership, being the beneficial owner of more than 50% of the capital of that partnership, or having the right to control the composition of or the votes of the majority of the management of that partnership by virtue of any powers conferred by the partnership agreement or any other document regulating the affairs of that partnership;

and “Controlled” shall be construed accordingly. For these purposes, “persons acting in concert”, in relation to a person, are persons which actively co-operate, pursuant to an agreement or understanding (whether formal or informal) with a view to obtaining, maintaining or consolidating Control of that person;

“Cost Reimbursement Payment” means a payment to a Partner pursuant to clause 24.7.

“Costs” means all costs (including reasonable legal costs) and expenses (including tax), in each case, of any nature whatsoever, together with VAT charged thereon;

“CPF” means the UK occupational pension scheme known as the Cadbury Pension Fund established by a deed dated 26 September 1968;

“DB Scheme” means any Pension Scheme which is not a DC Scheme;

“DC Scheme” means a Pension Scheme under which the amount of the benefits payable to or in respect of a member of the scheme is determined by reference to the contributions made to the scheme by and in respect of the member and any investment return made thereon without reference to a defined formula;

“Dedicated MDLZ IP Rights” means the Intellectual Property Rights owned or co-owned legally or beneficially (but, if co-owned, only to the extent of any co-ownership) by any MDLZ Group Company and (ignoring any licence of those Intellectual Property Rights to a third party that is not a MDLZ Group Company) either (a) used exclusively in connection with the MDLZ Business at Closing, or (b) not used by any MDLZ Group Company but intended and suitable exclusively for use in the MDLZ Business, including the Intellectual Property listed as “Dedicated MDLZ IP Rights” in part C of schedule 1, but excluding the Retained MDLZ IP Rights and the Shared MDLZ IP Rights;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Deeds” has the meaning given in clause 32.1;

“Deferred Acorn Cash Payment” means an amount equal to:

(a)	any Acorn Scheduled Global Transaction Tax Liability shown in the Acorn Calculation Notice; plus

(b)	the lesser of (i) any Dutch Degrouping Tax Liabilities shown in the Acorn Calculation Notice and (ii) [ * * * ]; plus

(c)	an amount equal to [ * * * ] of Acorn’s estimate (acting reasonably and in good faith) of the amount of the unamortized balance of the Deferred Tax Assets as at 31 December in the calendar year in which Closing is to occur as shown in the Acorn Calculation Notice;

“Deferred MDLZ Cash Payment” means [ * * * ];

“Deferred Tax Asset” has the meaning given in the Global Tax Matters Agreement;

“DEMB Group” means all DEMB Group Companies from time to time;

“DEMB Group Company” means (a) each Acorn Transferred Company, (b) each subsidiary of Acorn Transferred Company, and (c) each undertaking that would be a subsidiary of an Acorn Transferred Company if all its shares or ownership interests owned by any undertaking listed in (a) or (b) were owned by one Acorn Transferred Company, in each case at Closing;

“DEMB UK Pensions Agreements” means:

(a)	the [ * * * ];

(b)	the [ * * * ] in relation to the [ * * * ];

(c)	the [ * * * ] in relation to the [ * * * ]; and

(d)	the [ * * * ];

“DEMB UK Scheme” means the [ * * * ];

“DEMB VDD” means the “Project Sequoia: Due diligence report” dated 24 April 2014 and prepared by Ernst & Young LLP in relation to the DEMB Coffee Business;

“Determination Date” means the date on which the Closing Accounts and the Closing Statement(s) are agreed or determined in accordance with the provisions of part D of schedule 5;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Disclosure Letters” means the MDLZ Disclosure Letter and the Acorn Disclosure Letter;

“Divestment Proceeds” means, in respect of a Partner, the proceeds of any sale, divestment, license or disposal made by that Partner or other members of its Group referred to in clause 6.6 (other than a MDLZ French Group Company), net of any Divestment Tax Liability of, and any reasonable costs and expenses payable by, that Partner or other members of its Group in connection with that sale, divestment, license or disposal;

“Divestment Tax Liability” has the meaning given in the Global Tax Matters Agreement;

“Draft Acorn Closing Accounts” means the consolidated net asset statement for the Acorn Business as at the Effective Time, in (or substantially in) the form set out in part E of schedule 5, to be prepared in accordance with part D of schedule 5and on the basis of and in accordance with the Acorn Accounting Policies;

“Draft Acorn Closing Statement” means a statement in relation to the Acorn Business extracted and derived from the Draft Acorn Closing Accounts (other than in respect of the Actual Acorn Paid Shared Costs), in the format set out in part G of schedule 5, to be prepared in accordance with part D of schedule 5;

“Draft Closing Statement” means the Draft Acorn Closing Statement (in relation to Acorn) or the Draft MDLZ Closing Statement (in relation to MDLZ);

“Draft MDLZ Closing Accounts” means the consolidated net asset statement for the MDLZ Business as at the Effective Time, in (or substantially in) the form set out in part F of schedule 5, to be prepared in accordance with part D of schedule 5and on the basis of and in accordance with the MDLZ Accounting Policies;

“Draft MDLZ Closing Statement” means a statement in relation to the MDLZ Business extracted and derived from the Draft MDLZ Closing Accounts (other than in respect of the Actual MDLZ Paid Shared Costs), in the format set out in part H of schedule 5, to be prepared in accordance with part D of schedule 5;

“DSF” means Dongsuh Foods Corporation, a corporation duly organised and existing under the laws of the Republic of Korea, having its head office at 4111-1, Chungchun2-dong, Bupyung-ku, Incheon, Korea;

“DSF IP Rights” means the Intellectual Property rights owned or co-owned legally or beneficially (but, if co-owned, only to the extent of any co-ownership) by any MDLZ Group Company and licensed to DSF and/or the DSF Partner for use exclusively in connection with DSF’s Coffee Business in Korea;

“DSF Partner” means Dong Suh Companies Inc., a corporation duly organised and existing under the laws of the Republic of Korea, having its head office at 546, Dowha-dong, Mapo-gu, Seoul, Korea;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“DSF Shares” means [ * * * ] fully paid common shares of par value [ * * * ] each in the share capital of DSF, comprising all of the issued share capital of DSF owned by the MDLZ Group;

“DSOF” means Dong Suh Oil & Fats Co, Ltd, a corporation duly organised and existing under the laws of the Republic of Korea, having its head office at 411-1 Chungchun 2-Dong, Bupyung-Ku, Incheon, Republic of Korea;

“Dutch Civil Code” means the Burgelijk Wetboek, as in force in the Netherlands from time to time;

“Dutch Degrouping Tax Liability” has the meaning given in the Global Tax Matters Agreement;

“Effective Time” means: (a) in respect of each MDLZ Transferred Group Company or DEMB Group Company (and any assets and liabilities of such company), the time on the Closing Date at which such company is transferred to the Company (or any member of the Company’s Group), (b) in respect of each Charger Group Company (and any assets and liabilities of such company), the time on the Closing Date immediately before the first asset or liability is transferred to the Charger Group, and (c) in respect of any asset or liability transferred to or assumed by the Company (or any member of the Company’s Group) directly at Closing, the time on the Closing date at which such asset or liability is transferred to or assumed by the Company (or the relevant member of the Company’s Group);

“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third-party right or interest, other encumbrance or security interest of any kind, or another type of preferential arrangement (including a title transfer or retention arrangement) having similar effect, excluding:

(a)	any such restriction, right, interest, encumbrance or arrangement arising as a matter of law;

(b)	in respect of MDLZ Stock, any title transfer and retention arrangements relating to its purchase;

(c)	in respect of any Underlying Transferred Asset that is not shares, any such restriction, right, interest, encumbrance or arrangement arising in the ordinary course of operating the Business of the relevant Partner; and

(d)	any licence of any MDLZ Business IP existing at Closing;

“Environment” means:

(a)	land, including surface land, sub surface strata, sea bed and river bed under water (as defined in paragraph (b) below) and natural and man-made structures;

(b)	water, including coastal and inland waters, surface waters, ground waters and water in drains and sewers;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	air, including air inside buildings and in other natural and man-made structures above or below ground; and

(d)	any and all living organisms or systems supported by those media, including humans;

“Environmental Agreement” means any agreement, covenant, warranty, representation, guarantee or indemnity under which the Partner’s Group has duties, obligations or liabilities in respect of Environmental Matters in relation to its Business or a Warranted Transferred Asset;

“Environmental Investigation” means a governmental or other investigation, enquiry or inspection in relation to the Environment or Environmental Matters associated with the Partner’s Business or a Warranted Transferred Asset;

“Environmental Laws” means all or any international, European, national or local, civil, administrative or criminal law, common law, statutes, statutory instruments, regulations, directives, treaties, statutory guidance, regulatory codes of practice, notices, resolutions, orders, decrees, injunctions, or judgments of a parliamentary government, quasi government, supranational, federal, state or local government, statutory, administrative or regulatory body, court or agency in any part of the world, which relate to the Environment or Environmental Matters and which are in force or enacted as at the date of this Agreement or which were in force at an earlier date, are no longer in force but under which the Partner’s Group still has obligations and liabilities in relation to the Partner’s Business;

“Environmental Matter” means, except in relation to town and country planning or zoning:

(a)	pollution or contamination of the Environment;

(b)	the generation, manufacture, processing, handling, storage, distribution, use, treatment, removal, transport, disposal, release, spillage, deposit or discharge of Hazardous Substances;

(c)	the exposure of any person or other living organism to Hazardous Substances; or

(d)	the creation of any noise, vibration, radiation, common law or statutory nuisance or other damage to, or material adverse impact on, the Environment;

“Environmental Proceeding” means a civil, criminal, arbitration, administrative or other proceeding in relation to the Partner’s Business under Environmental Law or in relation to Environmental Matters;

“Estimated Acorn Intra Group Payables” means the amount notified by Acorn to MDLZ and the Company pursuant to clause 18.1.1(a);

“Estimated Acorn Intra Group Receivables” means the amount notified by Acorn to MDLZ and the Company pursuant to clause 18.1.1(b);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Estimated MDLZ Intra Group Payables” means the amount notified by MDLZ to Acorn and the Company pursuant to clause 18.1.2(a);

“Estimated MDLZ Intra Group Receivables” means the amount notified by MDLZ to Acorn and the Company pursuant to clause 18.1.2(b);

“Estimated Shared Cost Budget” means the budget, in the agreed form, showing the Shared Costs estimated to be incurred by each party’s Group in connection with implementing the Transaction;

“Euro” or “€” means the lawful currency of the member states of the European Union that adopt the single currency;

“Event” means an event, act, transaction or omission including a receipt or accrual of income or gains, distribution, failure to distribute, acquisition, disposal, transfer, payment, loan or advance;

“Excluded Costs” means:

(a)	all Financing Costs, Tax Liabilities and any other costs and expenses which are expressed to be borne by a given party elsewhere in this Agreement in any other Transaction Document; or

(b)	the costs and expenses in connection with implementing the Transaction of the type described in part B of schedule 14;

“Exclusive MDLZ Contract” means each contract to which any MDLZ Group Company is a party and which relates exclusively to the MDLZ Business at Closing including each of the contracts listed as “Exclusive MDLZ Contracts” in part A of schedule 1 but excluding:

(a)	the Retained MDLZ Contracts;

(b)	the Transferred MDLZ IP Licences and the Retained MDLZ IP Licences;

(c)	employment contracts with MDLZ Transferring Employees;

(d)	the Confidentiality Agreement;

(e)	any Insurance Policies;

(f)	any Maintenance Agreements;

(g)	any engagement letter entered into by any MDLZ Group Company in connection with the Transaction; and

(h)	agreements relating to borrowing or indebtedness in the nature of borrowing including bank debt, loans, overdrafts, guarantees, any loan notes or bonds, any other and/or secured lending or credit liabilities;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Exclusive MDLZ Leased Properties” means the leasehold properties owned by any MDLZ Group Company and used exclusively in the MDLZ Business at Closing, including the properties listed as “Exclusive MDLZ Leased Properties” in part B of schedule 1, but excluding the Retained MDLZ Properties;

“Exclusive MDLZ Owned Properties” means the freehold properties owned by any MDLZ Group Company and used exclusively in the MDLZ Business at Closing, including the properties listed as “Exclusive MDLZ Owned Properties” in part B of schedule 1, but excluding the Retained MDLZ Properties;

“Exclusive MDLZ Properties” means the Exclusive MDLZ Leased Properties and the Exclusive MDLZ Owned Properties;

“Exclusive MDLZ Stock” means the stock of raw materials, packaging materials, finished and partly finished goods owned by any MDLZ Group Company and which relates exclusively to the MDLZ Business at Closing;

“Executive” means an individual who prior to the date of this Agreement has been sent a joint letter of intent indicating it is anticipated that he or she shall fill a Charger Executive Committee Role on Closing;

“Existing IP Licences Out” means licences and any other right, title or interest granted to a third party by any MDLZ Group Company to use any Transferred MDLZ IP Rights, including those licences listed in part C of schedule 1;

“Financing Costs” means all third-party costs and expenses incurred prior to or on Closing:

(a)	in connection with obtaining commitment papers in connection with this Transaction prior to the date of this Agreement; and

(b)	in connection with the Transaction Facility,

examples of which are set out in part C of schedule 14;

“French Closing” means the completion of the transfer of the MDLZ French Business to the Charger Group in accordance with the French Contribution Agreement (if applicable);

“French Contribution Agreement” means the form of contribution agreement in respect of the MDLZ French Business appended to the French Offer Letter;

“French Offer” means the irrevocable and binding offer from Acorn and the Company to acquire the MDLZ French Business, as set out in the French Offer Letter;

“French Offer Letter” means the binding offer letter relating to the MDLZ French Business from Acorn and the Company to MDLZ dated on the date of this Agreement;

“French Tax Matters Agreement” means the form of tax matters agreement appended to the French Offer Letter;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“FTE” means full time equivalent;

“Global Tax Matters Agreement” means the tax matters agreement dated on or about the date of this Agreement between MDLZ, Acorn and the Company in connection with tax matters and risks in connection with the Transaction outside of the Republic of France and the French Overseas Territories;

“Government” or “Government Entity” means any agency, instrumentality, subdivision or other body of any federal, regional, or municipal government, any commercial or similar entities that the government controls or owns (whether partially or completely), including any state-owned and state-operated companies or enterprises, any international organisations such as the United Nations or the World Bank, and any political party;

“Government Official” means (i) an employee, officer or representative of, or any person otherwise acting in an official capacity for or on behalf of a Government Entity; (ii) a legislative, administrative, or judicial official, regardless of whether elected or appointed; (iii) an officer of or individual who holds a position in a political party; (iv) a candidate for political office; (v) an individual who holds any other official, ceremonial, or other appointed or inherited position with a government or any of its agencies; or (vi) an officer or employee of a supra-national organisation (e.g., World Bank, United Nations, International Monetary Fund, OECD);

“Group” means either the MDLZ Group (in respect of MDLZ), the Acorn Group (in respect of Acorn) or the Charger Group (in respect of the Company), as the context requires;

“Hazardous Substance” means a natural or artificial substance, organism, preparation or article which (alone or combined with another substance, preparation or article) is or may be materially harmful to the Environment or a living organism, or which is prohibited or restricted under Environmental Law (including any waste);

“Impact Jurisdiction” means [ * * * ];

“Indebtedness” means, in respect of each MDLZ Transferred Group Company or DEMB Group Company or Charger Group Company (as the case may be), the aggregate amount (expressed as a positive number) of the principal and accrued interest on any borrowing or indebtedness in the nature of borrowing incurred by such company including:

(a)	bank debt, loans, overdrafts, letters of credit (which are secured by a third party which is not a MDLZ Transferred Group Company or DEMB Group Company or Charger Group Company), any loan notes or bonds, any other interest bearing and/or secured lending or credit liabilities provided by third parties to such company; and

(b)	any early repayment, prepayment, or break costs, fees or penalties in respect of any such items and any legal costs and expenses in connection with the release of security in relation to any such borrowings,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in each case at the relevant time as reflected in the relevant Closing Accounts, excluding all Shared Costs and Financing Costs which have been incurred (but not paid) by a Transferred Group Company, the Actual Acorn Intra-Group Payables or the Actual MDLZ Intra Group Payables (as the case may be), the MDLZ Intra Group Trading Amounts or the Acorn Intra-Group Trading Amounts (as the case may be) and any liabilities comprising MDLZ Working Capital or Acorn Working Capital (as the case may be), in each case at the relevant time, and excluding the Retained MDLZ Liabilities and the Retained Acorn Liabilities (as the case may be);

“Information and Consultation Process” means any process under which a Partner, an employer or other member of a Partner’s Group provides information to and/or consults with an employee and/or any representative of any employees (including without prejudice to the generality of the foregoing any works council, trade union, staff committee or staff delegate whether at a plant, local, national or transnational level) or provides information to a labour inspectorate or equivalent body;

“Initial Acorn Cash Payment” means: (a) the lesser of: (i) [ * * * ]; and (ii) the total aggregate amount outstanding under the Acorn SFA; and (b) [ * * * ];

“Initial Funding Shortfall Amount” means the difference between (a) the sum of the Initial Acorn Cash Payment and the Initial MDLZ Cash Payment and (b) the cash resources available to the Charger Group at Closing;

“Initial MDLZ Cash Payment” means: (a) [ * * * ] less [ * * * ] of the MDLZ French Business Value; and (b) [ * * * ], as adjusted pursuant to clause 4;

IP Assignment” means the documents, in the agreed form, which transfer the Transferred MDLZ IP Rights from MDLZ and other relevant MDLZ Group Companies to the Company and other relevant Charger Group Companies, subject to the Company Trade Mark Licence and the IP Transfer Agreement;

“Insolvency Proceedings” means any form of bankruptcy, liquidation, receivership, administration, arrangement or scheme with creditors, moratorium, interim or provisional supervision by the court or court appointee, whether in the jurisdiction of the place of incorporation or in any other jurisdiction, whether in or out of court;

“Insurance Claim Proceeds” means, in relation to a Partner, any proceeds (net of Tax and reasonable expenses of that Partner’s Group) received after the date of this Agreement and before Closing by any member of the relevant Group from any claim under any Insurance Policy, which claim relates exclusively to that Partner’s Business, Transferred Assets and/or Underlying Transferred Assets (but excluding any proceeds to the extent that the Partner or any member of its Group has, before Closing, paid (or become liable to pay) that amount in: (a) repairing any damage or injury to which the relevant claim relates; or (b) repayment, settlement or compensation of any person in respect of any damage or injury to which the claim relates;

“Insurance Policies” each current insurance and indemnity policy in respect of which a Partner’s Group has an interest in connection with its Business, its Transferred Assets or its Underlying Transferred Assets (including any active historic policies which provide cover on a losses occurring basis);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Integration Committee” means the committee formed pursuant to clause 24.3;

“Intellectual Property” means all industrial and intellectual property rights, whether registered or not, including pending applications for registration of such rights and the right to apply for registration or extension of such rights including, without limitation, patents, petty patents, utility models, design patents, registered and unregistered designs, copyright (including moral rights and neighbouring rights), integrated circuits, mask works, database rights and other sui generis rights, trade marks, trading names, logos, the get-up of products and packaging, geographical indications and applications and other signs used in trade, internet domain names, unique marketing codes, proprietary rights in knowhow and trade secrets (including recipes and formulae, and any proprietary rights of the same or similar effect or nature as any of the foregoing anywhere in the world;

“Intellectual Property Rights” means, at any given time, all Intellectual Property legally or beneficially owned by a Partner or any member of its Group and (a) used in connection with its Business or (b) which was created, generated or acquired for use in connection with its Business;

“IT Hardware” means computer, telecommunications and network equipment;

“IT Software” means computer programs in both source and object code form, including all modules, routines and sub routines thereof and all source and other preparatory materials relating thereto, including user requirements, functional specifications and programming specifications, ideas, principles, programming languages, algorithms, flow charts, logic, logic diagrams, orthographic representations, file structures, coding sheets, coding and including any relevant manuals or other documentation and computer generated works;

“IT Systems” means IT Hardware and IT Software;

“KDE” has the meaning given in clause 5.10.2;

“KFG” means Kraft Foods Group, Inc. and its Affiliates;

“KFG Master Patent Agreement” means the Master Ownership and Licence Agreement Regarding Patents, Trade Secrets and Related Intellectual Property between Kraft Foods Global Brands LLC, Kraft Foods Group Brands LLC, Kraft Foods UK Ltd and Kraft Foods R&D Inc dated 27 September 2012;

“KFG Master Trademark Agreement” means the Master Ownership and License Agreement Regarding Trademarks and Related Intellectual Property between Kraft Foods Global Brands LLC and Kraft Foods Group Brands LLC dated 27 September 2012, as amended;

“Law” means any civil or common law, statute, subordinate legislation, treaty, regulations, directive, decision, by-law, ordinance, code, order, decree, injunction or judgment of any government, quasi-government, statutory, administrative or regulatory body, court or agency;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Liabilities” means all liabilities, actions, proceedings, costs (including reasonable legal and other professional fees and costs), expenses, damages, fines, penalties, claims and demands;

“Licence Agreements” means the New MDLZ Trademark Licence and the IP Transfer Agreement;

“Longstop Date” means [ * * * ];

“Longstop Time” means 18:00 on the Longstop Date, or such later time and date as the Partners may agree;

“Macro Plan” means a MDLZ Macro Plan or an Acorn Macro Plan and “Macro Plans” means all of them;

“Maintenance Agreement” has the meaning given in schedule 13;

“Material MDLZ Contract” means, together, the MDLZ Contracts listed in part A of schedule 1 and each other MDLZ Contract that the Company or Acorn, acting reasonably in the context of the Transaction as a whole, requests MDLZ to treat as material in the context of the Charger Business taken as a whole;

“Material Property” means:

(a)	in the case of the MDLZ Group, each of the properties listed in part B of schedule 1; and

(b)	in the case of the Acorn Group, each of the properties listed in part B of schedule 2;

“MDLZ 2013 Audited Accounts” means the consolidated carve-out profit and loss account of the MDLZ Business for the year ended 31 December 2013, prepared in accordance with US GAAP as applied to the MDLZ Business by MDLZ International Inc. in its 2013 consolidated audited accounts and extracted from the MDLZ FiT System in accordance with the methodology and allocation bases described in the MDLZ VDD and audited pursuant to part B of schedule 5;

“MDLZ Accounting Policies” means the accounting policies and procedures set out in part J of schedule 5;

“MDLZ Accounts” means the MDLZ Coffee P&L and the MDLZ Coffee Net Asset Statement;

“MDLZ Actuary” means [ * * * ] or such other actuary as may be appointed by MDLZ for the purposes of schedule 11;

“MDLZ Adjustment Amount” means an amount (which may be a positive or a negative number) equal to (a) the Actual MDLZ Working Capital Amount minus the MDLZ Target Working Capital Amount, minus (b) the Actual MDLZ Net Debt;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“MDLZ Adjustment Payment” means an amount equal to:

(a)	the lesser of (i) any MDLZ Non-Trademark Formation Tax Liability shown in the MDLZ Calculation Notice and (ii) [ * * * ]; plus

(b)	the lesser of (i) [ * * * ] of any Trademark Tax Liability shown in the MDLZ Calculation Notice and (ii) [ * * * ]; minus

(c)	[ * * * ];

“MDLZ AFH Equipment” means the machines used to store and dispense coffee, tea and/or chocolate beverages directly to consumers (or other third parties for on-sale or delivery to consumers), wherever located outside of the Republic of France and the French Overseas Territorites, and which are owned by any MDLZ Group Company at Closing;

“MDLZ Audited EBITDA Statement” means a statement, setting out a calculation of the 2013 MDLZ Audited EBITDA, in the same format as the MDLZ Unaudited EBITDA Statement;

“MDLZ Business” means:

(a)	the Coffee Business of the MDLZ Group anywhere in the world, but excluding the MDLZ French Business; and

(b)	subject to clause 13, owning the AGF Shares and the DSF Shares;

“MDLZ Business IP” means the Transferred MDLZ IP Rights, the Transferred MDLZ IP Licences, the Retained MDLZ IP Rights and the Retained MDLZ IP Licences;

“MDLZ Calculation Notice” means has the meaning given in clause 3.6;

“MDLZ Carve Out ODs” means collectively the organisational design or designs that are identified as the “MDLZ [country name] Carve Out OD” in the MDLZ HR Steps Plan, and “MDLZ Carve Out OD” shall mean each one of them;

“MDLZ Cash Payment” means, together, the Initial MDLZ Cash Payment, the Deferred MDLZ Cash Payment and the MDLZ Adjustment Payment, as adjusted pursuant to clause 4;

“MDLZ Closing Accounts” means the consolidated net asset statement for the MDLZ Business as at the Effective Time, agreed or determined in accordance with part D of schedule 5, as referred to in paragraph 14.1 of part D of schedule 5;

“MDLZ Closing Statement” means the statement in relation to the MDLZ Business extracted and derived from the MDLZ Closing Accounts, agreed or determined in accordance with part D of schedule 5, as referred to in paragraph 14 of part D of schedule 5;

“MDLZ Coffee Net Asset Statement” means the unaudited combined summary net asset statement of the MDLZ Business and the MDLZ French Business, taken together, as at 31 December 2013, set out in part B of schedule 16;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“MDLZ Coffee P&L” means the unaudited combined summary profit and loss statement of the MDLZ Business and the MDLZ French Business, taken together, for the fiscal year ended 31 December 2013, set out in part A of schedule 16;

“MDLZ Consideration Shares” means the number of fully paid up class B ordinary shares of €1 each in the share capital of the Company calculated as follows:

where:

“X” means [ * * * ] such shares, which would represent 49.00% of the entire issued share capital of the Company immediately following Closing (if French Closing occurs at the same time), as adjusted pursuant to clause 4; and

“Y” means [ * * * ] of the MDLZ French Busines Value;

“MDLZ Contract” means each Exclusive MDLZ Contract and each Shared MDLZ Contract;

“MDLZ Contributed Assets” means all of the MDLZ Transferred Assets that are not MDLZ Sale Assets;

“MDLZ Contributed Company” means each company in the MDLZ Group which is identified in the MDLZ Macro Plans as being contributed to any Charger Group Company (but not including, for the avoidance of doubt, any subsidiary of a company that is being so contributed);

“MDLZ Contributed Shares” means any and all shares in the issued share capital of the MDLZ Contributed Companies that are held by any MDLZ Group Companies immediately prior to Closing;

“MDLZ Disclosure Letter” means the letter from MDLZ to the Company and Acorn in relation to the Mutual Warranties, the MDLZ Warranties and the Agreed MDLZ Actions and having the same date as this Agreement, the receipt of which has been acknowledged by the Company and Acorn;

“MDLZ FiT System” means the Global Financial Reporting system (FiT) used by MDLZ for the production of monthly profit and loss accounts;

“MDLZ Fixed Plant” means:

(a)	the fixed plant and machinery, and leasehold improvements owned by any MDLZ Group Company and located at each Exclusive MDLZ Property at Closing;

(b)	the fixed plant and machinery owned by any MDLZ Group Company and located at each Shared MDLZ Leased Property at Closing, to the extent that, in each case, it is not exclusively used in businesses of the MDLZ Group other than the MDLZ Business at Closing; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the fixed plant and machinery and leasehold improvements owned by any MDLZ Group Company and located at each Retained MDLZ Factory or customer site (including those owned by [ * * * ] and [ * * * ]) at Closing, to the extent that, in each case, it is exclusively used in the MDLZ Business at Closing, excluding, in each case, the Retained MDLZ Fixed Plant;

“MDLZ Formation Tax Liability” has the meaning given in the Global Tax Matters Agreement;

“MDLZ French Business” means:

(a)	the Coffee Business of the MDLZ Group carried on in the Republic of France and the French Overseas Territories by various French entities in the MDLZ Group; and

(b)	such elements of the business of Mondelēz Europe GmbH in Switzerland as are necessary to operate the Coffee Business described in (a);

“MDLZ French Business Value” means the value of the MDLZ French Business to be agreed between the Partners;

“MDLZ French Group Company” means a MDLZ Group Company incorporated in the Republic of France or a French Overseas Territory;

“MDLZ Goodwill” means the goodwill of the MDLZ Business and the right of the Company and the Charger Group to represent itself as operating the MDLZ Business in succession to the MDLZ Group;

“MDLZ Group” means all MDLZ Group Companies from time to time;

“MDLZ Group Accounts” means the audited consolidated financial statement of the MDLZ Group for the financial year ended on 31 December 2013, the auditor’s report on those accounts and the notes to those accounts;

“MDLZ Group Company” means Mondelēz International Inc. and each of its subsidiaries from time to time, but excluding AGF, DSF and DSOF and, after Closing, any Charger Group Company;

“MDLZ HR Steps Plan” means, for each country, the steps MDLZ proposes to take to move staff into the Charger Group to fill the roles identified in the organisation designs referred to in each MDLZ HR Steps Plan the number and description of those roles being recorded in the appendix accompanying the MDLZ HR Steps Plans (which forms part of the relevant country MDLZ Macro Plan) as amended, changed or varied from time to time in accordance with clause 7;

“MDLZ Intra-Group Payables” means, in respect of a MDLZ Transferred Group Company (or another Charger Group Company), the aggregate of the amounts owing from such MDLZ Transferred Group Company (or, as a result of a Charger Group Company having assumed a liability from a Retained MDLZ Group Company at Closing to make payment to another Retained MDLZ Group Company, from such Charger Group Company) to Retained MDLZ Group Companies at the relevant time, excluding MDLZ Intra-Group Trading Amounts;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“MDLZ Intra-Group Receivables” means, in respect of a MDLZ Transferred Group Company (or another Charger Group Company), the aggregate of the amounts owing from Retained MDLZ Group Companies to such MDLZ Transferred Group Company (or, as a result of a Retained MDLZ Group Company having transferred to a Charger Group Company at Closing the benefit of an amount owing from another Retained MDLZ Group Company, to such Charger Group Company) at the relevant time, excluding MDLZ Intra-Group Trading Amounts;

“MDLZ Intra-Group Trading Amounts” means, in respect of a MDLZ Transferred Group Company (or another Charger Group Company), the aggregate of the amounts owed by or to such MDLZ Transferred Group Company (or, as a result of a Charger Group Company having assumed a liability from a Retained MDLZ Group Company at Closing to make payment to another Retained MDLZ Group Company or as a result of a Retained MDLZ Group Company having transferred to a Charger Group Company at Closing the benefit of an amount owing from another Retained MDLZ Group Company, owed by or to such Charger Group Company) in the ordinary and normal course of business including amounts owed in respect of salaries or other employee benefits, insurance (including health and motor insurance), ordinary monthly (or similar regular) contributions to pension or retirement benefit schemes (but excluding, for the avoidance of doubt, any pension scheme deficits), management training and car rental payments paid or provided by or to any other MDLZ Transferred Group Company and goods or services supplied to any other MDLZ Transferred Group Company on standard terms to or by Retained MDLZ Group Companies at the relevant time;

“MDLZ Leased Properties” means the Exclusive MDLZ Leased Properties and the Shared MDLZ Leased Properties;

“MDLZ Machinery” means:

(a)	the loose plant, machinery, equipment and other similar articles owned by any MDLZ Group Company and located at each Exclusive MDLZ Property at Closing;

(b)	the loose plant, machinery, equipment and other similar articles owned by any MDLZ Group Company and located at each Shared MDLZ Leased Property at Closing, to the extent that, in each case, it is not exclusively used in businesses of the MDLZ Group other than the MDLZ Business at Closing; and

(c)	the loose plant, machinery, equipment and other similar articles owned by any MDLZ Group Company and located at each Retained MDLZ Factory or customer site (including those owned by [ * * * ] and [ * * * ]) at Closing, to the extent that, in each case, it is exclusively used in the MDLZ Business at Closing, excluding, in each case, the Retained MDLZ Machinery, the MDLZ Office Equipment and the Retained MDLZ Office Equipment;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“MDLZ Macro Plans” means the macro plans (including the appended MDLZ HR Steps Plans) prepared by (or on behalf of) MDLZ, in the agreed form, as amended, changed or varied from time to time in accordance with clause 7;

“MDLZ Net DB Liabilities” means the value of the benefit obligations from a Relevant DB Arrangement operated, sponsored or contributed to by any MDLZ Group Company prior Closing which are or become benefit obligations of any Charger Group Company or any Relevant DB Arrangement operated, sponsored or contributed to by any Charger Group Company on or from Closing determined in accordance with the principles set out in column B in the Table of Principles in schedule 11 less the value of relevant assets brought into account in accordance with the principles set out in column C in the Table of Principles in schedule 11. For the avoidance of doubt the value is determined without any deduction (or increase) for any deferred tax asset (or deferred tax liability);

“MDLZ Non-Trademark Formation Tax Liability” has the meaning given in the Global Tax Matters Agreement;

“MDLZ Office Equipment” means:

(a)	the office equipment and furnishings and other similar articles owned by any MDLZ Group Company and located at each Exclusive MDLZ Property at Closing; and

(b)	the office equipment and furnishings and other similar articles owned by any MDLZ Group Company and located at each Shared MDLZ Leased Property at Closing, to the extent that, in each case, it is not exclusively used in businesses of the MDLZ Group other than the MDLZ Business at Closing; and

(c)	the office equipment and furnishings and other similar articles owned by any MDLZ Group Company and located at each Retained MDLZ Factory at Closing, to the extent that, in each case, it is exclusively used in the MDLZ Business at Closing, excluding, in each case the Retained MDLZ Office Equipment;

“MDLZ Payable” means each amount (not including VAT) owing to a trade creditor by the MDLZ Group in connection with the MDLZ Business at Closing in respect of goods or services supplied to the MDLZ Group in connection with the MDLZ Business (whether or not invoiced and whether or not due and payable) (each a “payable”), but excluding:

(a)	unless MDLZ otherwise elects, any amount invoiced to a MDLZ Transferred Group Company; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	all payables of a country in respect of which MDLZ has, by prior written notice to Acorn, elected not to transfer any payables or receivables on the basis that:

(i)	the amounts of those payables and receivables, on a net basis, are de minimis; and

(ii)	given the complexity of the transfer process (including a transfer process which requires payables and receivables to be transferred on an invoice by invoice basis), it is not reasonably practicable for MDLZ to do so, and “MDLZ Payables” means all of those amounts;

“MDLZ Payable Amount” means, at Closing, the aggregate amount of MDLZ Payables;

“MDLZ Percentage” means the percentage calculated as follows:

[ * * * ]

where:

“B” means (a) if clause 4.2 applies, the number of shares by which the number of MDLZ Consideration Shares is reduced pursuant to clause 4.2 or (b) if clause 4.2 does not apply, zero; and

“C” means (a) if clause 4.4 applies, [ * * * ] or (b) if clause 4.4 does not apply, zero;

“MDLZ Properties” means the Exclusive MDLZ Properties and the Shared MDLZ Leased Properties;

“MDLZ Receivable” means each amount (not including VAT) owing to a MDLZ Group Company by a trade debtor in connection with the MDLZ Business at Closing but only in respect of goods or services supplied by a MDLZ Group Company in connection with the MDLZ Business (whether or not invoiced and whether or not due and payable) (each a “receivable”), but excluding:

(a)	unless MDLZ otherwise elects, an amount due to a MDLZ Transferred Group Company in respect of goods or services supplied by that MDLZ Transferred Group Company and invoiced by it in its own name; and

(b)	all receivables of a country in respect of which MDLZ has, by prior written notice to Acorn, elected not to transfer any payables or receivables on the basis that:

(i)	the amounts of those payables and receivables, on a net basis, are de minimis; and

(ii)	given the complexity of the transfer process (including a transfer process which requires payables and receivables to be transferred on an invoice by invoice basis), it is not reasonably practicable for MDLZ to do so,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and “MDLZ Receivables” means all of those amounts;

“MDLZ Receivable Amount” means, at Closing, the aggregate amount of MDLZ Receivables;

“MDLZ Records” means the books and records held by any MDLZ Group Company at Closing and relating exclusively to the MDLZ Transferred Assets, the MDLZ Underlying Transferred Assets and/or the Assumed MDLZ Liabilities (including customer lists, bought and sold ledgers, purchase and sales day books and purchase and sales invoices), but excluding any Tax Returns;

“MDLZ Reorganisation” means the reorganisation of the MDLZ Group (outside of the Republic of France and the French Overseas Territories) as contemplated by the MDLZ Macro Plans (but not including any steps which are identified as taking place at Closing);

“MDLZ Reorganisation Document” means any document, agreement or arrangement entered into by any MDLZ Transferred Group Company in connection with the MDLZ Reorganisation;

“MDLZ Sale Assets” means the MDLZ Transferred Assets that are described in the MDLZ Macro Plans as being sold (rather than contributed) by any MDLZ Group Company to the Company or another Charger Group Company;

“MDLZ Sale Company” means each company in the MDLZ Group which is identified in the MDLZ Macro Plans as being sold to any Charger Group Company (but not including, for the avoidance of doubt, any subsidiary of a company that is being so sold);

“MDLZ Sale Shares” means any shares in the issued share capital of the MDLZ Sale Companies that are held by any MDLZ Group Companies at Closing;

“MDLZ Shared Cost Cap” means [ * * * ] or such higher amount as is approved by the Integration Committee pursuant to clause 24.6;

“MDLZ Shared Stock” means the stock of raw materials, packaging materials and partly finished goods owned by any MDLZ Group Companies that only partially relate to the MDLZ Business at Closing;

“MDLZ Stock” means:

(a)	all of the Exclusive MDLZ Stock;

(b)	such part of the MDLZ Shared Stock that is held separately for use in the MDLZ Business at Closing; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	that proportion of any other MDLZ Shared Stock at Closing as equals the proportion of such MDLZ Shared Stock that was used in the MDLZ Business during the 12 months prior to the Closing Date;

excluding, in each case, the Retained MDLZ Stock;

“MDLZ Target Operating Working Capital Amount” means [ * * * ];

“MDLZ Target Working Capital Amount” means [ * * * ];

“MDLZ Transferred Assets” means the MDLZ Sale Shares and the MDLZ Contributed Shares and, to the extent not transferred to a MDLZ Sale Company or a MDLZ Contributed Company prior to Closing:

(a)	the benefit (subject to the burden) of the Exclusive MDLZ Contracts;

(b)	the benefit (subject to the burden) of that part of the Shared MDLZ Contracts that specifically relates to the MDLZ Business;

(c)	the Transferred MDLZ IP Rights;

(d)	the benefit (subject to the burden) of the Transferred MDLZ IP Licences;

(e)	the MDLZ Fixed Plant;

(f)	the MDLZ Machinery;

(g)	the MDLZ Office Equipment;

(h)	subject to the provisions of schedule 13, the MDLZ Properties;

(i)	the MDLZ Stock, subject to any title transfer and retention arrangements relating to its purchase;

(j)	the MDLZ AFH Equipment, subject to any lease agreements or arrangements relating to that MDLZ AFH Equipment;

(k)	the AGF Shares, if clause 13.2 applies;

(l)	the DSF Shares, if clause 13.3.1 applies;

(m)	the MDLZ Receivables;

(n)	the MDLZ Records;

(o)	the MDLZ Goodwill;

(p)	any Divestment Proceeds relating to MDLZ not set off pursuant to clause 6.7;

(q)	any Insurance Claim Proceeds relating to MDLZ;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(r)	the benefit of any amount to which any MDLZ Group Company is entitled from a person (including an insurer) in respect of damage or injury to any of the MDLZ Transferred Assets or MDLZ Underlying Transferred Assets other than an amount spent before Closing in repairing the damage or injury; and

(s)	all other property and assets owned by any MDLZ Group Company and used exclusively in connection with the MDLZ Business at Closing (wherever located),

but, in each case, excluding any Retained MDLZ Assets;

“MDLZ Transferred Group” means all MDLZ Transferred Group Companies from time to time;

“MDLZ Transferred Group Company” means: (a) each MDLZ Sale Company and MDLZ Contributed Company; (b) each subsidiary of each MDLZ Sale Company and MDLZ Contributed Company; and (c) each undertaking that would be a subsidiary of a MDLZ Sale Company or a MDLZ Contributed Company if all its shares or ownership interests owned by any undertaking listed in (a) or (b) were owned by one such MDLZ Sale Company or MDLZ Contributed Company, in each case at Closing;

“MDLZ Transferring Employee” means an employee who is or becomes employed by a MDLZ Transferred Group Company or a Charger Group Company as a consequence of the implementation of the MDLZ HR Steps Plan for each country whether by assignment, offer and acceptance or by any relevant Transfer Legislation;

“MDLZ UK Pension Scheme” means the UK occupational pension scheme known as the Mondelēz UK Retirement Benefits Plan established by a deed dated 27 June 1990;

“MDLZ Unaudited EBITDA Statement” means the statement set out in part A of schedule 5;

“MDLZ Underlying Transferred Assets” means the MDLZ Transferred Assets as if the words “the MDLZ Sale Shares and the MDLZ Contributed Shares and, to the extent not transferred to a MDLZ Sale Company or a MDLZ Contributed Company prior to Closing” did not appear in the definition of “MDLZ Transferred Assets”;

“MDLZ VDD” means the “Project Charger” draft report dated 11 April 2014 and prepared by [ * * * ] in relation to the MDLZ Coffee Business and comprising: Volume 1- Executive Report; Volume 2 – Separation Considerations; Volume 3 – Carve-out working capital assessment; Volume 4 – Pensions; and Volume 5 – Country Performance;

“MDLZ Warranty” means a statement contained in part B of schedule 9 and “MDLZ Warranties” means all those statements;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“MDLZ Working Capital” means the aggregate value (which may be a positive or a negative amount), at the relevant time, of:

(a)	all current assets of the MDLZ Transferred Group Companies (together with any other current assets transferred to a Charger Group Company by a Retained MDLZ Group Company at Closing) including the inventory, trade debtors (grossed up for any factored debts), deposits and pre-payments made by a MDLZ Transferred Group Company or the benefit of which is transferred to a Charger Group Company by a Retained MDLZ Group Company at Closing, and MDLZ Intra Group Trading Amounts which are treated as an asset by a MDLZ Transferred Group Company or a Charger Group Company but excluding MDLZ Intra-Group Receivables, Cash, Trapped Cash and Retained MDLZ Assets; minus

(b)	all current liabilities of the MDLZ Transferred Group Companies (together with any other current liabilities of the Retained MDLZ Group assumed by the Charger Group at Closing) including:

(i)	the trade creditors, deposits and pre-payments by customers, wages/PAYE, current and non-current deferred income and accruals (including marketing accruals and accrued trade expenses);

(ii)	any financial, accounting, tax, legal and other advisory fees and Costs incurred but not paid by such company in connection with the preparation for, negotiation and implementation of the Transaction, together with any VAT charged thereon excluding any part thereof which represents recoverable (whether by way of credit or repayment) input VAT except to the extent that the recoverability of such part is taken into account elsewhere in this definition;

(iii)	the aggregate amount payable under all incentive, bonus, or other arrangements for payment to employees of such company in connection with the Transaction or which are linked to the value of the equity of any MDLZ Transferred Group Company or Charger Group Company (as the case may be), together with employer’s national insurance liability thereon and any other tax or social security liability arising in connection with such payments (except any cost which is borne by the employee); and

(iv)	MDLZ Intra Group Trading Amounts which are treated as a liability by a MDLZ Transferred Group Company or a Charger Group Company,

but excluding MDLZ Intra-Group Payables, Indebtedness, Other Adjustments and Retained MDLZ Liabilities and all Shared Costs (and Financing Costs) which have been incurred (but not paid) by a MDLZ Transferred Group Company, as reflected in the relevant Closing Accounts;

“Merger Regulation” has the meaning given in clause 5.1.1;

“Milk Intellectual Property” has the meaning given to it in the [ * * * ];

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Minimum Volume Obligation” has the meaning given in clause 14.2;

“Mirror Scheme” means the UK occupational pension scheme (for the purposes of section 1 of the UK Pension Schemes Act 1993) established by one or more of the New Employers in the UK or a newly established segregated section of the DEMB UK Scheme, in each case on terms agreed between the Partners;

“Mutual Warranty” means a statement contained in part A of schedule 9 and “Mutual Warranties” means all those statements;

“New MDLZ Trade Mark Licence” means the licence, in the agreed form, by MDLZ and relevant Retained MDLZ Group Companies to Charger Group Companies of certain of the Retained MDLZ IP Rights;

“Non-Operating Retained Companies” means:

•	D.E MASTER BLENDERS 1753 B.V. (Netherlands)

•	D.E US, Inc. (US/Netherlands)

•	DEMB Participations B.V. (Netherlands)

•	DEMB Holding B.V. (Netherlands)

•	DEMB International B.V. (Netherlands)

•	D.E Finance B.V. (Netherlands)

•	Tea Forte, Inc. (US)

•	Decotrade GmbH (Switzerland)

•	Caitlin Financial Corporation N.V. (Curacao)

•	PT Premier Ventures (Indonesia)

•	PT Suria Yozani (Indonesia)

•	PT D.E Utama Indonesia (Indonesia)

•	PT D.E Indonesia (Indonesia)

•	PT SL Bakery Niaga (Indonesia)

•	SL Malaysia Sdn Bhd (Malaysia)

•	SL South-East Asia Sdn Bhd (Malaysia)

•	SL Mauritius Hold Pty Ltd (Mauritius)

•	D.E Investments UK (UK)

•	DE HoldCo UK Ltd (UK)

•	Nutri-Metics International (Hong Kong)

•	SL H&BC Austria GmbH (Austria)

“Notary” has the meaning given in clause 32.1.2;

“Notice” has the meaning given in clause 31.1;

“Oak Merger Protocol” means the Merger Protocol, dated 12 April 2013, as amended and restated on 6 June 2013, between Oak Leaf B.V. and D.E Master Blenders 1753 N.V.;

“Operating Working Capital” means the aggregate value of the part of Acorn Working Capital or MDLZ Working Capital (as the case may be) comprising inventory and trade debtors (in each case stated net of provisions) minus trade creditors;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Other Adjustments” means, in respect of each MDLZ Transferred Group Company or DEMB Group Company or Charger Group Company (as the case may be), the aggregate amount (expressed as a positive number) of:

(a)	the capitalised element of any lease or hire purchase contract which would, in accordance with IFRS (for Acorn)/US GAAP (for MDLZ) as at the date of this Agreement, be treated as a finance or capital lease;

(b)	declared and/or accrued but unpaid dividends of such company (other than dividends due to another MDLZ Transferred Group Company or DEMB Group Company or Charger Group Company);

(c)	all obligations of such company to purchase or redeem or otherwise acquire for value any share capital of such company (other than such share capital held by another MDLZ Transferred Group Company or DEMB Group Company or Charger Group Company (as the case may be)), including; any obligations in respect of the potential exercise of the put option held by the minority shareholders in Kaffehuset Friele A/S;

(d)	the mark to market value of any interest rate swap or hedging arrangements or other derivative instrument and, in the case where such interest rate swap or hedging arrangements or other derivative instrument is to be terminated on Closing, all costs payable by such company on termination of any interest rate swap or hedging arrangement or other derivative instrument to which such company is party;

(e)	any amount in respect of the sale or discounting of such company’s rights or assets in return for funding in the nature of finance (including factoring);

(f)	the aggregate amount payable under any long term incentive plans (or other similar plans), together with employer’s national insurance liability thereon and any other tax or social security liability arising in connection with such payments (except any cost which is borne by the employee), to the extent not taken into account in Acorn Working Capital or MDLZ Working Capital (as the case may be);

(g)	an amount equal to the current corporation income tax liability (payable or receivable) of the company in respect of all periods ending on or before the Effective Time and which remain unpaid at the Effective Time, excluding deferred tax liabilities; and

(h)	all obligations and liabilities related to restructuring, legacy employer liabilities, third party claims and other legal exposures (including, for the avoidance of doubt, indemnification liabilities) except to the extent addressed by a specific indemnity in this Agreement or any other Transaction Document, (including with respect to Retained Acorn Liabilities and Retained MDLZ Liabilities (as the case may be)),

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in each case at the relevant time as reflected in the relevant Closing Accounts, excluding all Shared Costs and Financing Costs which have been incurred (but not paid) by a Transferred Group Company, the Actual Acorn Intra-Group Payables or the Actual MDLZ Intra Group Payables (as the case may be), the MDLZ Intra Group Trading Amounts or the Acorn Intra-Group Trading Amounts (as the case may be) and any liabilities comprising MDLZ Working Capital or Acorn Working Capital (as the case may be), in each case at the relevant time, and excluding the Retained MDLZ Liabilities and the Retained Acorn Liabilities (as the case may be);

“Partner” means either MDLZ or Acorn, and “Partners” means both of them;

“Partner Warranty” means a statement contained in part E of schedule 9 and “Partner Warranties” means all those statements;

“Past Service Members” means the Future Service Members in respect of whom a transfer is to be made on a “without consent basis” (or if the trustees of the MDLZ UK Pension Scheme or the CPF do not make a transfer on “without consent basis” who before the Scheme Transfer Date consent in writing to the payment or transfer of assets from the MDLZ UK Pension Scheme to the Mirror Scheme) in respect of the benefits which have accrued to and in respect of them under the MDLZ UK Pension Scheme or the CPF as appropriate prior to the Scheme Transfer Date;

“Pension Scheme” means any plan, scheme or arrangements whether contractual or not under which any cash (pension or lump sum) or non cash benefit is or may be provided to or in respect of any employee upon leaving employment on retirement, death or disability other than (1) any mandatory social security plans; or (2) any Termination/Jubilee Scheme; or (3) any Severance Plan;

“Phase One Acorn Reorganisation” means those steps of the Acorn Reorganisation that are identified in the Acorn Macro Plan as “phase 1” steps (i.e. that are capable of taking place at any time prior to Closing);

“Phase One MDLZ Reorganisation” means those steps of the MDLZ Reorganisation that are identified in the MDLZ Macro Plans as “phase 1” steps (i.e. that are capable of taking place at any time prior to Closing);

“Phase Two Acorn Reorganisation” means those steps of the Acorn Reorganisation that are identified in the Acorn Macro Plan as “phase 2” steps (i.e. that are scheduled to take place shortly before the Closing Date, or on the Closing Date), but not including any steps which are identified as taking place at Closing;

“Phase Two MDLZ Reorganisation” means those steps of the MDLZ Reorganisation that are identified in the MDLZ Macro Plans as “phase 2” steps (i.e. that are scheduled to take place shortly before the Closing Date, or on the Closing Date), but not including any steps which are identified as taking place at Closing;

“Property Proceeding” means a civil, criminal, arbitration, administrative or other proceeding concerning a Warranted Property;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Records” means, in relation to a Partner, that Partner’s books and records to the extent relating to its Business, its Transferred Assets, its Underlying Transferred Assets and/or its Assumed Liabilities (including bought and sold ledgers, purchase and sales day books and purchase and sales invoices) but excluding any Tax Returns;

“Regulatory Conditions” means each of the Conditions set out at clauses 5.1.1 to 5.1.3 (inclusive);

“Relevant Claim” means a claim by the Company or a Partner under or pursuant to this Agreement, save for a claim under or pursuant to clauses 10.1.1, 10.2.1, 10.2.3, 7.18, 12.5.3, 14.4.3, 14.11, 22 and 24, and paragraphs 3.5, 3.7.1 or 4.1.3 of schedule 13;

“Relevant DB Arrangement” means any plan scheme or arrangement whether contractual or not under which any cash (pension or lump sum) or non-cash benefits is or may be provided to or in respect of an individual on a defined benefit basis upon or following that individual leaving employment by reason of retirement, death or disability and in respect of which International Accounting Standard (IFRS) requires recognition as a “post employment benefit” or “other long-term employee benefits” under the provisions of IAS 19(R);”

“Relevant Warranty Claim” means a claim by the Company under or pursuant to clauses 10.1.2 or 10.2.2;

“Reorganisation” means the Acorn Reorganisation or the MDLZ Reorganisation (as the case may be) and “Reorganisations” means both of them;

“Reorganisation Committee” means the committee formed pursuant to clause 7.5;

“Reporting Accountants” means an independent firm of internationally recognised chartered accountants to be agreed upon by MDLZ and Acorn or, failing agreement as to their identity within five Business Days of service of the first Appointment Notice, to be identified, on the application in writing of either MDLZ or Acorn, by the President for the time being of the Institute of Chartered Accountants in England and Wales or in his/her absence a suitable deputy, and whose terms of appointment shall be agreed or determined in accordance with part D of schedule 5;

“Requesting Partner” has the meaning given in clause 7.8;

“Retained Acorn Group” means all the Retained Acorn Group Companies from time to time;

“Retained Acorn Group Company” means:

(a)	each Acorn Group Company from time to time after Closing; and

(b)	in clauses 22.2.2, 22.3 and 22.5 and paragraph 2 of part C of schedule 9, and to the extent not included in (a), each Acorn Group Company as at the date of this Agreement, but excluding any Charger Group Company;

“Retained Acorn Liabilities” means the Liabilities listed in part C of schedule 4;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Retained Group” means either the Retained MDLZ Group (in respect of MDLZ), the Retained Acorn Group (in respect of Acorn);

“Retained MDLZ Assets” means the assets of the MDLZ Group listed in part A of schedule 4;

“Retained MDLZ Contracts” means:

(a)	the KFG Master Patent Agreement, the KFG Master Trademark Agreement and the other documents executed between the MDLZ Group and KFG in connection with the MDLZ Group’s spin off of KFG;

(b)	the Confidentiality Agreement (and other confidentiality agreements); and

(c)	any engagement letters in connection with the Transaction with advisers whose fees are not a Shared Cost;

“Retained MDLZ Factory” means:

(a)	Skarbimierz, Poland;

(b)	Bad Fallingbostel, Germany; and

(c)	Trostyanets, Ukraine;

“Retained MDLZ Fixed Plant” means:

(a)	the fixed plant and machinery, and leasehold improvements located at each Shared MDLZ Leased Property at Closing, to the extent that, in each case, it is exclusively used in businesses of the MDLZ Group other than the MDLZ Business at Closing;

(b)	the fixed plant and machinery, and leasehold improvements located at each Retained MDLZ Factory at Closing, to the extent that, in each case, it is not exclusively used in the MDLZ Business at Closing; and

(c)	the fixed plant and machinery, and leasehold improvements located at each Retained MDLZ Property that is not a Retained MDLZ Factory, at Closing;

“Retained MDLZ Group” means all the Retained MDLZ Group Companies from time to time;

“Retained MDLZ Group Company” means:

(a)	each MDLZ Group Company from time to time after Closing; and

(b)	in clauses 7.17 to 7.24, 12.5, 12.8, 14.4, 14.5.614.8, 22 and in part A of schedule 3, to the extent not included in (a), each MDLZ Group Company as at the date of this Agreement, but excluding any Charger Group Company;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Retained MDLZ IP Licences” means the licences to MDLZ Group Companies of Intellectual Property rights used, but not exclusively, in connection with the MDLZ Business at Closing;

“Retained MDLZ IP Rights” means:

(a)	Intellectual Property Rights which are owned legally or beneficially by any MDLZ Group Company or MDLZ Group Companies which are used, but not exclusively, in connection with the MDLZ Business at Closing and which are not Shared MDLZ IP Rights, including invention disclosures and patent applications not yet filed which are applicable (but not exclusive) to the Coffee Business;

(b)	all Milk Intellectual Property;

(c)	[ * * * ] IP Rights in USA, Canada and the Caribbean for the duration of the [ * * * ], unless all required consents have been obtained;

(d)	Licensed Intellectual Property in USA, Canada and Puerto Rico, and Restricted Technologies (as those terms are defined in the KFG Master Patent Agreement) except to the extent that any applicable Substantial Amount and Substantial Presence thresholds (each as defined in the KFG Master Patent Agreement) have been met or all required consents have been obtained;

(e)	Restricted Technologies, except to the extent that for any Region the applicable Substantial Amount (each as defined in the KFG Master Patent Agreement) has been met or all required consents have been obtained and any other applicable obligations restricting transfer, assignment, license or sub-license or disclosure cease to apply;

(f)	the DSF IP Rights, save to the extent that clause 13.3.2 applies; and

(g)	all Intellectual Property legally or beneficially owned by AGF or DSF,

including the Intellectual Property listed as “Retained MDLZ IP Rights” in part C of schedule 1;

“Retained MDLZ Liabilities” means all of the Liabilities of the MDLZ Group listed in part B of schedule 4;

“Retained MDLZ Machinery” means:

(a)	the loose plant, machinery, equipment and other similar articles located at each Shared MDLZ Leased Property at Closing, to the extent that, in each case, it is exclusively used in businesses of the MDLZ Group other than the MDLZ Business at Closing;

(b)	the loose plant, machinery, equipment and other similar articles located at each Retained MDLZ Factory at Closing, to the extent that, in each case, it is not exclusively used in the MDLZ Business at Closing; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the loose plant, machinery, equipment and other similar articles located at each Retained MDLZ Property that is not a Retained MDLZ Factory, at Closing;

“Retained MDLZ Office Equipment” means:

(a)	the office equipment and furnishings and other similar articles located at each Shared MDLZ Leased Property at Closing, to the extent that, in each case, it is exclusively used in businesses of the MDLZ Group other than the MDLZ Business at Closing;

(b)	the office equipment and furnishings and other similar articles located at each Retained MDLZ Factory at Closing, to the extent that, in each case, it is not exclusively used in the MDLZ Business at Closing; and

(c)	the office equipment and furnishings and other similar articles located at each Retained MDLZ Property that is not a Retained MDLZ Factory, at Closing;

“Retained MDLZ Payable” means each amount owing to a trade creditor by the MDLZ Group at Closing (whether or not invoiced and whether or not due and payable at that time) and which is not a MDLZ Payable and “Retained MDLZ Payables” means all of those amounts;

“Retained MDLZ Properties” means, subject to the provisions of schedule 13 in relation to such properties:

(a)	each Retained MDLZ Factory;

(b)	the Seville Facility;

(c)	the Vienna Facility;

(d)	the Banbury Land; and

(e)	the properties which exclusively comprise office facilities, which are owned by any MDLZ Group Company and which are not used exclusively in the MDLZ Business at Closing;

“Retained MDLZ Receivable” means each amount owing to the MDLZ Group by a trade debtor at Closing (whether or not invoiced and whether or not due and payable at that time) and which is not a MDLZ Receivable and “Retained MDLZ Receivables” means all of those amounts;

“Retained MDLZ Stock” means any liquid milk held at Bad Fallingbostel;

“[ * * * ]” means [ * * * ], a company incorporated in [ * * * ], whose principal place of business is at [ * * * ];

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“[ * * * ]” means:

(a)	the Product Purchase Frame Agreement between Kraft Foods Europe GmbH and [ * * * ], dated 22 June 2012; and

(b)	the Companion Agreement between Kraft Foods Europe Procurement GmbH and [ * * * ], dated 29 June 2012;

“Sale Assets” means the MDLZ Sale Assets and the Acorn Sale Shares;

“Sanctions Laws” means any applicable export control and economic sanctions laws and regulations of the United States of America, the United Kingdom, the European Union (or any Member State thereof), the United Nations and each other jurisdiction in which the Company operates or to which it is subject from time to time, including, without limitation, the US Export Administration Regulations, the US International Traffic in Arms Regulations, the US Department of Treasury Office of Foreign Asset Control’s economic sanctions regulations, sanctions programmes maintained by Her Majesty’s Treasury and any applicable European Union restrictive measure that has been implemented pursuant to any European Council or Commission Regulation or Decision adopted pursuant to a Common Position in furtherance of the European Union’s Common Foreign and Security Policy;

“Severance Plan” means any plan, scheme or arrangements whether contractual or not under which any cash or non cash benefit is or may be provided to or in respect of any employee upon leaving employment by reason of redundancy but excluding any such plan, scheme or arrangement that is mandatory under the Law that is applicable to the employment of any employee or any Termination/Jubilee Scheme; and for these purposes “redundancy” shall be defined by reference to the definition of “redundancy/ dismissal for permitted economic reason” by the labour law applicable to the country where the relevant employee worked at the time of any proposed dismissal or if no such definition exists shall mean dismissal because the requirement of the employer for employees to do work of a particular kind has ceased or diminished or is expected to cease or diminish;

“Seville Facility” means the freehold land and buildings at Calle Acueducto 30, Poligono industrial carretera de la Isla in Don Hermanas, Seville, Spain, comprising a production facility, storage warehouses and offices;

“Shared Cost Cap” means the MDLZ Shared Cost Cap (in respect of MDLZ) and the Acorn Shared Cost Cap (in respect of Acorn);

“Shared Costs” means:

(a)	the costs and expenses in connection with implementing the Transaction of the type described in part A of schedule 14, but excluding the Excluded Costs; and

(b)	any other costs and expenses in connection with implementing the Transaction approved by the Integration Committee pursuant to 24.5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Shared MDLZ Contract” means each contract to which any MDLZ Group Company is a party and which relates partially to the MDLZ Business at Closing including each of the contracts listed as “Shared MDLZ Contracts” in part A of schedule 1, but excluding:

(a)	the Retained MDLZ Contracts;

(b)	the Transferred MDLZ IP Licences and the Retained MDLZ IP Licences;

(c)	employment contracts with MDLZ Transferring Employees;

(d)	the Confidentiality Agreement;

(e)	any Insurance Policies;

(f)	any Maintenance Agreements;

(g)	any engagement letters entered into by any MDLZ Group Company in connection with the Transaction; and

(h)	agreements relating to borrowing or indebtedness in the nature of borrowing including bank debt, loans, overdrafts, guarantees, any loan notes or bonds, and/or any other secured lending or credit liabilities;

“Shared MDLZ French IP Rights” means the Intellectual Property Rights owned or co-owned legally or beneficially (but, if co-owned, only to the extent of any co-ownership) by any MDLZ Group Company and which are listed as “Shared MDLZ IP Rights” in part C of schedule 1, but excluding the Retained MDLZ IP Rights and any such Intellectual Property Rights so owned by a MDLZ Group Company that is not a MDLZ French Group Company;

“Shared MDLZ IP Rights” means the Intellectual Property Rights owned or co-owned legally or beneficially (but, if co-owned, only to the extent of any co-ownership) by any MDLZ Group Company and which are listed as “Shared MDLZ IP Rights” in part C of schedule 1, but excluding the Retained MDLZ IP Rights and any such Intellectual Property Rights so owned by a MDLZ French Group Company;

“Shared MDLZ Leased Properties” means the leasehold property listed under “Shared MDLZ Leased Properties” in part B of schedule 1, excluding the Retained MDLZ Properties;

“Shareholders’ Resolution” means the shareholders’ resolutions of the Company in the agreed form resolving to amongst other things:

(a)	appoint the directors of the Company in accordance with the principles of the Shareholders’ Agreement; and

(b)	adopt the Articles as the articles of association of the Company;

“Shareholders’ Agreement” means the shareholders’ agreement dated on the date of this Agreement between MDLZ, Delta Charger Holdco B.V. and the Company in connection with the management and operation of the Company and the Charger Group;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Steps Change” has the meaning given in clause 7.6;

“Steps Update” has the meaning given in clause 7.6;

“Stock” means the stock of raw materials, packaging materials, partly finished and finished goods of the relevant Business as at Closing;

“[ * * * ]” means [ * * * ], a limited liability company with registered number [ * * * ] on the commercial register of Canton [ * * * ] and with registered office at Chollerstrasse 4, 6300 [ * * * ], Switzerland;

“[ * * * ]” means the agreement dated 27 September 2012 between Kraft Foods Global Brands LLC, Kraft Foods Group Brands LLC, Kraft Foods Europe GmbH and Kraft Foods Group, Inc.;

“[ * * * ] IP Rights” means the “Licensed Intellectual Property” (as defined in the [ * * * ]) and the Milk Intellectual Property;

“Tax” has the meaning given in the Global Tax Matters Agreement;

“Taxing Authority” has the meaning given in the Global Tax Matters Agreement;

“Tax Cost” has the meaning given in the Global Tax Matters Agreement;

“Tax Liability” has the meaning given in the Global Tax Matters Agreement;

“Tax Returns” has the meaning given in the Global Tax Matters Agreement;

“Tax Ruling” means any ruling or similar document pursuant to which any Taxing Authority provides binding advance clearance regarding the Tax treatment of any part of the Transaction (including the Reorganisations);

“Tea Forte” means Tea Forte Inc., a company incorporated under the laws of [the State of Massachusetts;

“Termination/Jubilee Scheme” means any plan, scheme or arrangements under which any cash or non cash benefit is or may be provided to any employee: (1) upon the employee leaving employment which does not require such leaving to be by reason of retirement, death or disability; or (2) upon the employee achieving a certain length of service; but excluding in either case any such plan, scheme or arrangement that is mandatory under the Law that is applicable to the employment of any employee or any Severance Plan;

“Title Warranty Claim” means a claim by the Company under or pursuant to clauses 10.1.2 and 10.2.2 solely to the extent relating to a warranty included in paragraph 1 in part A of schedule 8;

“Trade Mark Co-existence Agreement” means the agreement, in the agreed form, between MDLZ and the Company relating to the co-existence of certain trade marks following Closing;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Trademark Tax Liability” has the meaning given in the Global Tax Matters Agreement;

“Transaction” means the transactions and arrangements contemplated by this Agreement and the Transaction Documents;

“Transaction Documents” means this Agreement, the Confidentiality Agreement, the Shareholders’ Agreement, the Global Tax Matters Agreement, the Transitional Services Agreement, the Company Trade Mark Licence, the New MDLZ Trade Mark Licence, the Trade Mark Co-existence Agreement, the French Offer Letter, the Disclosure Letters, the IP Assignment and the Acorn IP Assignment;

“Transaction Facility” has the meaning given in clause 9.5;

“Transfer Legislation” means any local implementation of the “Acquired Rights Directive” (Council Directive 2001/23 EC) or similar legislation that effects an automatic transfer of employees on the transfer of an undertaking, business or part thereof;

“Transferred Assets” means the MDLZ Transferred Assets, the Acorn Transferred Assets and the Acorn Transferred Shares;

“Transferred Group Company” means either a MDLZ Transferred Group Company (in respect of MDLZ), or an DEMB Group Company (in respect of Acorn);

“Transferred MDLZ IP Licences” means the licences to MDLZ Group Companies of Intellectual Property rights used exclusively in connection with the MDLZ Business at Closing;

“Transferred MDLZ IP Rights” means the Dedicated MDLZ IP Rights and the Shared MDLZ IP Rights;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Transitional Mark” means any name, mark or logo used by the MDLZ Group prior to Closing (i) to signify the MDLZ Group and products from the MDLZ Group (for the avoidance of doubt excluding specific product brands) or (ii) as global, regional or local corporate straplines whose use is not limited to the MDLZ Business; Examples include:

MONDELEZ, MDLZ

related transliterations/translations including:

•

•	“CALL FOR WELL BEING”, “LET THE JOY BEGIN”, “POWER OF BIG AND SMALL”, “WE TREAT, WE FUEL, WE BOOST THE DAY”

in each case whether alone or in combination with other words or elements;

“Transitional Services Agreement” means the transitional services agreement in the agreed form between MDLZ and the Company in connection with the provision to the Charger Group of certain services in connection with the Charger Business post-Closing;

“Trapped Cash” means any cash which, at the relevant time, is not capable of being spent, paid, distributed, loaned or released by a MDLZ Transferred Group Company, an DEMB Group Company or a Charger Group Company (as the case may be) from the jurisdiction in which it is situated:

(a)	in accordance with applicable Law; or

(b)	without deduction or withholding or additional cost (other than the costs of transfer from a bank account incurred in the ordinary course); or

(c)	within a period of two Business Days,

including any cash securing rent deposits or any other cash held as collateral in respect of obligations of any party, but excluding any cash that can be used to pay Indebtedness in existence at the relevant time incurred in the jurisdiction in which such cash is situation, and any cash that can be made available to other MDLZ Transferred Group Companies, DEMB Group Companies or Charger Group Companies outside that jurisdiction via a cash pooling arrangement;

“Underlying Transferred Assets” means the MDLZ Underlying Transferred Assets and the Acorn Underlying Transferred Assets;

“US GAAP” means generally accepted accounting principles used in the United States of America;

“US$” or “US Dollars” means the lawful currency of the United States of America;

“VAT” and “Value Added Tax” means:

(a)	any tax imposed in compliance with the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) (including, in relation to the United Kingdom, value added tax imposed by the Value Added Tax Act 1994 and legislation and regulations supplemental thereto); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	any other tax of a similar nature (including, without limitation, sales tax, use tax, consumption tax and goods and services tax), whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in (a), or elsewhere;

“Vienna Facility” means the freehold land and buildings at Jacobsgasse 3, 1140 Vienna, Austria, comprising a coffee producing plant, an office building and a car park;

“Warranty” means a Mutual Warranty, a MDLZ Warranty, an Acorn Warranty, a Partner Warranty or a Charger Warranty “Warranties” shall be construed accordingly; and

“Warranty Claim” means a claim by the Company under or pursuant to clauses 10.1 or 10.2;

“Working Hours” means 9:30 a.m. to 5:30 p.m. on a Business Day;

“Wrong Pocket Asset” means a Wrong Pockets Charger Asset or a Wrong Pockets Partner Asset (as the context requires);

“Wrong Pocket Charger Asset” has the meaning given in clause 21.1;

“Wrong Pocket Charger Liability” has the meaning given in clause 21.8;

“Wrong Pocket Partner Asset” has the meaning given in clause 21.3; and

“Wrong Pocket Partner Liability” has the meaning given in clause 21.10.

2.	In this Agreement, unless otherwise specified, a reference to:

2.1	(i) a “subsidiary” of an undertaking (“A”) is to any other undertaking, the business affairs of which can be directed by A either directly or indirectly, alone or together with group entities, through the exercise or non-exercise of any voting power in any meeting of shareholders or in any meeting of managing directors (bestuur) or supervisory directors (raad van commissarissen) (if any) or managers or otherwise, whether by agreement or otherwise; (ii) a “parent” of an undertaking (“B”) is to any other undertaking who can direct the business affairs of B either directly or indirectly, alone or together with group entities, through the exercise or non-exercise of any voting power in any meeting of shareholders or in any meeting of managing directors (bestuur) or supervisory directors (raad van commissarissen) (if any) or managers or otherwise, whether by agreement or otherwise; (iii) a parent shall be treated as the parent of an undertaking in relation to which any of its subsidiaries is, or is to be treated, as a parent, and references to subsidiaries shall be construed accordingly; and (iv) a “wholly-owned” undertaking includes an undertaking that would be a wholly-owned undertaking, but for that undertaking having one or more nominee shareholders for legal, regulatory or administrative reasons;

2.2	a “company” shall include any company, corporation or other body corporate, wherever and however incorporated or established;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3	a “party” is a reference to a party to this Agreement and includes a reference to that party’s legal personal representatives, successors and permitted assigns, and “parties to this Agreement” and “parties” shall be construed accordingly;

2.4	a document in the “agreed form” is a reference to a document in a form approved and for the purposes of identification initialled by or on behalf of each Partner;

2.5	a “person” includes a reference to:

2.5.1	any individual, firm, company, corporation or other body corporate, unincorporated organisation, government, state or agency of state, local or municipal authority or government body or any joint venture, association, organisation, trust or partnership, works council or employee representative body (whether or not having separate legal personality); and

2.5.2	that person’s legal personal representatives, successors, permitted assigns and permitted nominees in any jurisdiction and whether or not having separate legal personality;

2.6	any person being “designated” in the MDLZ Macro Plans or the Acorn Macro Plan to receive any asset, right, payment or interest or to assume any Liability, shall, in the absence of any such person being so designated in the MDLZ Macro Plans or the Acorn Macro Plan (either generally or specifically), mean:

2.6.1	if a Charger Group Company is expressed to be so “designated” either:

(a)	the Company; or

(b)	such other Charger Group Company or Charger Group Companies as are nominated in writing by the Company to the relevant Partner undertaking an obligation to deliver such asset, right, interest, payment or Liability not less than five Business Days before the fulfilment of that obligation; and

2.6.2	if a member of a Partner’s Group or Retained Group is expressed to be so “designated” either:

(a)	the Partner; or

(b)	such other member or members of that Partner’s Group or Retained Group as are nominated in writing by that Partner to the Company or the other Partner undertaking an obligation to deliver such asset, right, interest, payment or Liability not less than five Business Days before the fulfilment of that obligation;

2.7	the “completion” of the Phase One MDLZ Reorganisation or the Phase One Acorn Reorganisation shall mean (as the case may be):

2.7.1	beneficial ownership (as would be determined by English law) of all of the relevant MDLZ Underlying Transferred Assets is within, and steps have been taken by MDLZ (to the extent reasonably practicable prior to the relevant time)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in order to vest full legal title of all of the MDLZ Underlying Transferred Assets in, the MDLZ Transferred Group Companies to the extent described in those MDLZ Macro Plans (as amended, changed or varied in accordance with clause 7); and

2.7.2	beneficial ownership (as would be determined by English law) of all of the relevant Acorn Underlying Transferred Assets is within, and steps have been taken by Acorn (to the extent reasonably practicable prior to the relevant time) in order to vest full legal title of all of the Acorn Underlying Transferred Assets in, the DEMB Group Companies to the extent described in those Acorn Macro Plans (as amended, changed or varied in accordance with clause 7);

2.8	a clause, part, paragraph or Schedule, unless the context otherwise requires, is a reference to a clause, part or paragraph of, or Schedule to, this Agreement;

2.9	a Transaction Document or any other document referred to in this Agreement is a reference to that Transaction Document or other document, as amended, varied, novated, supplemented or replaced from time to time (other than in breach of the provisions of this Agreement);

2.10	a liability under, pursuant to or arising out of (or any analogous expression) any agreement, contract, deed or other instrument includes a reference to contingent liability under, pursuant to or arising out of (or any analogous expression) that agreement, contract, deed or other instrument;

2.11	a statutory provision includes a reference to the statutory provision as amended modified and/or re-enacted from time to time before the date of this Agreement and any subordinate legislation made under the statute or statutory provision (as so modified or re-enacted) before the date of this Agreement;

2.12	(unless the content otherwise requires) the singular includes a references to the plural and vice versa;

2.13	one gender shall include each gender;

2.14	a time of the day is a reference to Amsterdam time; and

2.15	The ejusdem generis principle of construction will not apply to this Agreement. Accordingly, general words shall not be given a restrictive meaning by reason of their being preceded or followed by words indicating a particular class of acts, matters or things or by examples falling within the general words. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

3.	The schedules form part of this Agreement and shall have effect accordingly.

4.	The headings in this Agreement do not affect its interpretation or construction.

5.	For the avoidance of doubt, where any provision in this Agreement stipulates that a negative amount be deducted from another amount (whether that other amount is positive or negative) the result of such deduction shall be identical to the addition of such positive amount as is calculated by multiplying such negative amount by minus one.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	For the avoidance of doubt, one negative number shall be regarded as exceeding another negative number where the first such negative number is closer to zero than the second such negative number and the amount of such excess shall be expressed as a positive number.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTED by the parties

Signed by Gerhard Pleuhs	)
for and on behalf of	)
MONDELĒZ INTERNATIONAL	)
HOLDINGS LLC	)

Signed by Joachim Creus	)
for and on behalf of	)
ACORN HOLDINGS B.V.	)

Signed by Joachim Creus	)
for and on behalf of	)
CHARGER TOP HOLDCO B.V.	)

Signed by Joachim Creus	)
for and on behalf of	)
CHARGER OPCO B.V.	)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.